UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01582

Enterprise Group of Funds, Inc.

3343 Peachtree Road

Atlanta, GA 30326

(Address of Principal Executive Offices)

Enterprise Capital Management, Inc.

3343 Peachtree Road

Atlanta, GA 30326

(Name and Address of Agent for Service)

Registrant’s telephone number including area code: (800) 432-4320

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

Item 1.    Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

THE ENTERPRISE Group of Funds, Inc.

Semi-Annual Report

and

Message from the Chairman

June 30, 2003

THE ENTERPRISE Group of Funds, Inc.

AGGRESSIVE STOCK

ENTERPRISE Multi-Cap Growth Fund

ENTERPRISE Small Company Growth Fund

ENTERPRISE Small Company Value Fund

STOCK

ENTERPRISE Capital Appreciation Fund

ENTERPRISE Deep Value Fund

ENTERPRISE Equity Fund

ENTERPRISE Equity Income Fund

ENTERPRISE Growth Fund

ENTERPRISE Growth and Income Fund

INTERNATIONAL

ENTERPRISE International Growth Fund

SECTOR/SPECIALTY

ENTERPRISE Global Financial Services Fund

ENTERPRISE Global Socially Responsive Fund

ENTERPRISE Mergers and Acquisitions Fund

ENTERPRISE Technology Fund

DOMESTIC HYBRID

ENTERPRISE Managed Fund

ENTERPRISE Strategic Allocation Fund

INCOME

ENTERPRISE Government Securities Fund

ENTERPRISE High-Yield Bond Fund

ENTERPRISE Short Duration Bond Fund

ENTERPRISE Tax-Exempt Income Fund

ENTERPRISE Total Return Fund

MONEY MARKET

ENTERPRISE Money Market Fund

Dear fellow Enterprise shareholders,

Midway through 2003, market sentiment has improved dramatically from a year ago, even a mere six months ago. With an end to the war with Iraq, improving economic indicators and the Jobs and Growth Tax Relief Reconciliation Act of 2003 signed into law, the markets have traded up, regaining ground across the board. The breadth of the rebound has reached all ten industry sectors that make up the S&P 500.

In keeping with the market trend, every Enterprise fund has achieved positive performance year-to-date through June 30, 2003, ranging from a 1.93% total return without sales charge for class A shares of the Enterprise Government Securities Fund’s to a 41.48% total return without sales charge for class A shares of the Enterprise Technology Fund.1 However, mutual funds are long-term investments and decisions to invest should not be made on the basis of short-term performance. The investment returns and principal value also will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investments in mutual funds involve risks, including the possible loss of principal amount invested.2

Many of the Enterprise funds are available as underlying investments in Tomorrow’s College Investment Plan,3 the 529 college savings program sponsored by the State of Texas and managed by Enterprise Capital Management, Inc. This plan, open to families nationwide, allows investors to build college savings accounts tax free and withdraw the money tax-free,4 if used for qualified higher education expenses. Tomorrow’s College Investment Plan is one of the few 529 plans that offer access to a collection of world-class money managers all within one plan. Tomorrow’s College Investment Plan offers investors “age-based portfolios” that automatically reallocate as your child nears college age; “static allocation portfolios” with a set percentage of equity and fixed-income exposure; and “single-fund portfolios” that allow you and your advisor to select exactly which Enterprise funds will comprise your allocation.

Several Enterprise funds may be of special interest to you now. With short-term interest rates at their lowest level in four decades, it may be wise to have your advisor assess your diversification within the fixed-income portion of your portfolio. The Enterprise Short Duration Bond Fund, which seeks current income by investing in U.S. investment-grade fixed-income investments, may be an excellent alternative to certificates of deposit.5 The Enterprise High-Yield Bond Fund may offer an attractive balance of risk and reward and help offset the effects of interest rate volatility.6 Finally, the Enterprise Total Return Fund represents a well-rounded mixture of fixed-income securities and may be an ideal candidate for general fixed-income needs in different interest-rate climates.

For investors seeking growth, talk to your advisor about the Enterprise Equity Fund, the Enterprise Capital Appreciation Fund and the Enterprise Growth Fund, all of which have experienced managers and strong track records. These funds may be good choices for investors who want to increase their exposure to large-cap growth stock funds. In addition, the Enterprise Small Company Value Fund and Enterprise Mergers and Acquisitions Fund offer investors access to the management expertise of Mario Gabelli, a regular participant in Barron’s roundtables, selected for his knowledge and experience in the areas of small-cap value investing and merger arbitrage.

As always, thank you for your continued faith in allowing The Enterprise Group of Funds to manage your investments.

Sincerely,

Victor Ugolyn

Chairman, President and Chief Executive Officer

[1]	The Enterprise Technology Fund is a sector fund that focuses on equities in a specific industry. The Fund is less diversified across industries than a typical common stock fund and is subject to increased industry risk and volatility. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.
[2]	Past performance is no guarantee of future results.
[3]	Tomorrow’s College Investment Plan is a qualified tuition program sponsored by the state of Texas and operated according to Section 529 of the Internal Revenue Code. Investments are not FDIC insured, not bank guaranteed and may lose value. No money invested in Tomorrow’s College Investment Plan is insured by the state of Texas, and neither the principal invested nor the investment return is guaranteed by the state of Texas or any other entity. Certain state 529 plans offer state income tax advantages for in-state residents. Please check with your state’s plan before investing or consult with a financial advisor. For more complete information about Tomorrow’s College Investment Plan, including fees and expenses, please request a Plan Description. Read it carefully before you invest or send money.
[4]	Earnings withdrawn for qualified education expenses are currently free from federal income tax through 2010 pursuant to the Economic Growth and Tax Relief Reconciliation Act of 2001 and may be free from state income tax depending on state and residency. Non-qualified withdrawals are subject to ordinary income tax on earnings, plus a 10% federal tax penalty.
[5]	Unlike certificates of deposit, mutual funds are not FDIC-insured and may lose value.
[6]	There are specific risks associated with high-yield bonds, which include defaults by the issuer, market valuation and interest rate sensitivity.

MESSAGE FROM THE CHAIRMAN

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”) is subadviser to the Enterprise Multi-Cap Growth Fund. Alger has approximately $9.8 billion in assets under management and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is to seek long-term capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 20.32%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 11.77%. The Fund outperformed its peer group, the Lipper Multi-Cap Growth Funds Index, which returned 15.63%.

How would you describe the investment environment during the period?

The 2003 New Year brought with it an end to the positive momentum experienced throughout the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first month of the year. The negative momentum continued into February. Despite solid growth in the manufacturing sector and a substantial drop in unemployment, investors continued to sell, as fear about a potential war with Iraq began to trump economic fundamentals. Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. Mid- and large-cap growth stocks led the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices moving substantially higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq and better-than expected first quarter profits, investors found good reason to get back into the market in April. Stocks of all market capitalizations and styles surged higher during the first month of the quarter. The positive trend continued into May. Despite terrorist attacks in Saudi Arabia and Morocco, as well as large trade deficits, investors chose to focus on rising consumer confidence and upbeat earnings outlooks from tech giants like Computer Associates, IBM and Intuit, Inc. Most equity indices moved higher in May, with small-cap growth stocks leading the way. Markets continued to stay out of the red in June. With a larger-than-expected jump in the index of leading economic indicators as well as a 0.25% rate cut on June 25, investors pushed stocks slightly higher during the final month of the quarter.

What strategies affected Fund performance during the period?

During the first six months of the year, the Fund benefited from security selection in the consumer discretionary and healthcare sectors along with an over-weighting in the strong information technology sector. At the stock level, performance benefited from positions in eBay, Inc., Amgen Inc., Intersil Corp., Yahoo! Inc. and Best Buy Company Inc. Conversely, the Fund was negatively impacted by positions in Biogen, Inc., Alliant Techsystems, Inc., Affiliated Computer Services Inc., Anthem Inc. and Hotels.com.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

Throughout the first half of the year, the number of Fund holdings remained steady, while the cash position increased to approximately 5% of net assets. Significant additions included AOL Time Warner Inc., Dell Computer Corp., General Electric Co., Nike Inc. and Yahoo! Inc. Significant eliminations included Anthem Inc., Bed Bath & Beyond Inc. and Dollar Tree Stores Inc.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 93.09%

Banking — 3.47%

Bank of New York Company Inc.	42,900	$1,233,375
Mellon Financial Corporation	59,800	1,659,450

		2,892,825

Biotechnology — 6.16%

Amgen Inc. (a)	32,400	2,152,656
Genentech Inc. (a)	22,700	1,637,124
Genzyme Corporation (a)	32,300	1,350,140

		5,139,920

Broadcasting — 2.28%

Liberty Media Corporation (Class A) (a)	96,100	1,110,916
Viacom Inc. (Class B) (a)	18,100	790,246

		1,901,162

Cable — 1.85%

Comcast Corporation (Class A) (a)	51,100	1,542,198

Computer Hardware — 6.00%

Cisco Systems Inc. (a)	127,300	2,124,637
Dell Computer Corporation (a)	35,800	1,144,168
EMC Corporation (a)	165,200	1,729,644

		4,998,449

Computer Services — 3.62%

Juniper Networks Inc. (a)	82,600	1,021,762
Network Appliance Inc. (a)	47,700	773,217
Yahoo! Inc. (a)	37,300	1,221,948

		3,016,927

Computer Software — 10.14%

Microsoft Corporation	151,550	3,881,195
Oracle Corporation (a)	235,200	2,827,104
PeopleSoft Inc. (a)	51,100	898,849
Veritas Software Corporation (a)	29,400	842,898

		8,450,046

Consumer Products — 1.57%

Nike, Inc. (Class B)	24,500	1,310,505

Consumer Services — 1.09%

Apollo Group Inc. (Class A) (a)	14,700	907,872

Electrical Equipment — 4.28%

General Electric Company	81,900	2,348,892
Intersil Corporation (Class A) (a)	45,900	1,221,399

		3,570,291

Electronics — 0.50%

KLA-Tencor Corporation (a)	8,900	413,761

Media — 2.17%

AOL Time Warner Inc. (a)	112,700	1,813,343

Medical Instruments — 3.40%

Boston Scientific Corporation (a)	27,850	1,701,635
Guidant Corporation	25,600	1,136,384

		2,838,019

	Number of Shares	Value

Misc. Financial Services — 5.52%

Citigroup Inc.	61,100	$2,615,080
Countrywide Credit Industries Inc.	10,800	751,356
Merrill Lynch & Company Inc.	26,400	1,232,352

		4,598,788

Multi-Line Insurance — 1.56%

American International Group Inc.	23,500	1,296,730

Oil Services — 3.47%

Halliburton Company	58,900	1,354,700
Smith International Inc. (a)	25,700	944,218
Transocean Sedco Forex Inc. (a)	26,900	590,993

		2,889,911

Pharmaceuticals — 17.84%

Abbott Laboratories	37,100	1,623,496
Allergan Inc.	23,300	1,796,430
Barr Laboratories Inc. (a)	32,800	2,148,400
Gilead Sciences Inc. (a)	20,650	1,147,727
ImClone Systems Inc. (a)	11,800	373,116
Merck & Company Inc.	39,900	2,415,945
Mylan Laboratories Inc.	30,200	1,050,054
Pfizer Inc.	90,080	3,076,232
Wyeth	27,300	1,243,515

		14,874,915

Retail — 13.02%

Abercrombie and Fitch Company (Class A) (a)	50,400	1,431,864
Best Buy Company Inc. (a)	39,200	1,721,664
eBay Inc. (a)	19,200	2,000,256
Gap Inc.	148,900	2,793,364
Home Depot Inc.	31,200	1,033,344
Wal-Mart Stores Inc.	35,000	1,878,450

		10,858,942

Semiconductors — 3.16%

Broadcom Corporation (Class A) (a)	52,700	1,312,757
Micron Technology Inc. (a)	81,000	942,030
National Semiconductor Corporation (a)	19,100	376,652

		2,631,439

Telecommunications — 0.98%

Comverse Technology Inc. (a)	26,700	401,301
General Motors Corporation (Class H) (a)	32,500	416,325

		817,626

Wireless Communications — 1.01%

Nextel Communications Inc. (Class A) (a)	46,600	842,528

Total Domestic Common Stocks
(Identified cost $66,885,339)		77,606,197

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares or Principal Amount	Value

Foreign Stocks — 2.40%

Medical Services — 0.75%

Alcon Inc.	13,700	$626,090

Pharmaceuticals — 1.65%

Teva Pharmaceutical Industries Ltd. (ADR)	24,200	1,377,706

Total Foreign Stocks
(Identified cost $1,293,730)		2,003,796

Agency Obligations — 1.20%

Fannie Mae 0.80% due 07/25/03	$1,000,000	999,467

Total Agency Obligations
(Identified cost $999,467)		999,467

Principal Amount		Value

Repurchase Agreement — 4.38%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $3,651,071 Collateral: U.S. Treasury Note $3,695,000, 1.75% due 12/31/04, Value $3,724,617	$3,651,000	$3,651,000

Total Repurchase Agreement
(Identified cost $3,651,000)		3,651,000

Total Investments
(Identified cost $72,829,536)		$84,260,460

Other Assets Less Liabilities — (1.07)%		(892,136)

Net Assets — 100%		$83,368,324

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS

William D. Witter, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

William D. Witter, Inc. (“Witter”), which has approximately $1.6 billion in assets under management, is subadviser to the Enterprise Small Company Growth Fund. Witter’s normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 7.12%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 17.88%. The Fund underperformed its peer group, the Lipper Small-Cap Growth Funds Index, which returned 18.75%.

How would you describe the investment environment during the period?

During the first two months of the period, the investment environment was cautious. The prospect of a war with Iraq was the greatest concern. The lack of a significant pick-up in economic activity and the continuing reluctance of corporations to invest in inventories, new employees or capital spending, also affected investor confidence. Manifestations of the caution included short positions estimated to be twice as large as normal in the equity market, the lowest interest rates in more than 40 years and a weakening in the U.S. dollar.

Beginning March 11, the stock market started to rise. The success of U.S. military action led investors to think more positively. The absence of significant signs of economic improvement was of less importance. From that point throughout the balance of the period, momentum investing took over. The Internet software/service, biotechnology and telecommunication sectors were among the leaders.

What strategies affected Fund performance during the period?

Witter’s strategy of being fully invested in equities during the period positively impacted the Fund. The focus on “growth at a reasonable price” detracted from the performance during the period. The lack of substantial participation in biotechnology, Internet software/service and the telecommunications equipment restrained the Fund’s performance. In general, these types of companies did not fit into the “growth at a reasonable price” strategy.

What changes were made to the Fund over the period?

During the period, a major part of purchases were in the technology, healthcare and natural gas groups. Additions to existing technology holdings included Cray Inc., Genesis Microchip, Inc., MKS Instruments, Inc., MSC Software Corporation and Photronics, Inc. New healthcare positions included Healthcare Services Group and Kensey Nash Corp. Other new names included two retailers, Christopher & Banks Corp. and Tractor Supply Company, both of which are going through 16-20% growth phases.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS — (Continued)

Sales of securities included a reduction in Candela Corporation, which experienced strong appreciation in a short period of time. The largest amount of sales included the elimination of holdings in which growth had not developed as Witter had anticipated. Advanced Marketing Services, Inc., AstroPower, Inc., Flow International Corporation and Navigant International were included in this group.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Small Company Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 92.86%

Airlines — 2.02%

SkyWest Inc.	101,100	$1,926,966

Business Services — 6.71%

Charles River Associates Inc. (a)	103,300	2,920,291
Healthcare Services Group Inc. (a)	96,900	1,369,197
MAXIMUS Inc. (a)(o)	76,250	2,106,788

		6,396,276

Computer Hardware — 1.63%

Drexler Technology Corporation (a)(o)	100,300	1,554,650

Computer Services — 9.25%

CACI International Inc. (a)	95,200	3,265,360
Cray Inc. (a)(o)	300,320	2,372,528
Integral Systems Inc. (a)	82,600	1,642,088
MapInfo Corporation (a)(o)	105,000	748,650
Tier Technologies Inc. (a)(o)	101,100	783,525

		8,812,151

Computer Software — 1.68%

MSCSoftware Corporation (a)(o)	125,800	847,892
PLATO Learning Inc. (a)	131,300	754,975

		1,602,867

Electrical Equipment — 7.98%

C & D Technologies (o)	92,400	1,326,864
Electro Scientific Industries Inc. (a)(o)	98,800	1,497,808
Varian Inc. (a)	101,500	3,519,005
Woodhead Industries	100,500	1,258,260

		7,601,937

Electronics — 6.14%

Ceradyne Inc. (a)(o)	60,000	1,123,800
Planar Systems Inc. (a)(o)	147,000	2,875,320
Veeco Instruments Inc. (a)(o)	108,600	1,849,458

		5,848,578

Hotels & Restaurants — 2.94%

The Cheesecake Factory (a)(o)	78,000	2,799,420

Medical Instruments — 16.67%

Candela Corporation (a)	213,600	2,460,672
Cytyc Corporation (a)	220,000	2,314,400
ICU Medical Inc. (a)(o)	91,450	2,848,667
Kensey Nash Corporation (a)(o)	131,000	3,406,000
Varian Medical Systems Inc. (a)	31,000	1,784,670
Zoll Medical Corporation (a)(o)	91,600	3,074,096

		15,888,505

Medical Services — 4.90%

Impath Inc. (a)(o)	124,800	1,764,672
US Physical Therapy Inc. (a)(o)	119,900	1,532,322
Vital Images Inc. (a)(o)	75,000	1,378,500

		4,675,494

	Number of Shares or Principal Amount	Value

Oil Services — 9.52%

Cimarex Energy Company (a)	134,000	$3,182,500
Devon Energy Corporation	32,300	1,724,820
Smith International Inc. (a)(o)	57,600	2,116,224
Ultra Petroleum Corporation (a)(o)	159,000	2,052,690

		9,076,234

Pharmaceuticals — 2.02%

Pharmaceutical Product Development Inc. (a)	67,000	1,924,910

Real Estate — 1.81%

Meritage Corporation (a)(o)	35,000	1,724,100

Retail — 5.83%

Christopher & Banks Corporation (a)(o)	65,000	2,404,350
Tractor Supply Company (a)(o)	66,000	3,151,500

		5,555,850

Semiconductors — 7.80%

Genesis Microchip Inc. (a)(o)	112,000	1,516,480
Intermagnetics General Corporation (a)(o)	138,500	2,747,840
MKS Instruments Inc. (a)(o)	64,551	1,166,437
Photronics Inc. (a)(o)	114,800	2,003,260

		7,434,017

Technology — 5.36%

Flir Systems Inc. (a)(o)	169,400	5,107,410

Waste Management — 0.60%

Clean Harbors Inc. (a)(o)	60,000	571,800

Total Domestic Common Stocks
(Identified cost $93,529,067)		88,501,165

Commercial Paper — 6.80%

Mortgage Interest Networking 1.31% due 07/01/03	$4,480,000	4,480,000
Premier Asset Collateral 1.10% due 07/15/03	1,998,000	1,997,145

Total Commercial Paper
(Identified cost $6,477,145)		6,477,145

Total Investments
(Identified cost $100,006,212)		$94,978,310

Other Assets Less Liabilities — 0.34%		323,823

Net Assets — 100%		$95,302,133

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $21.0 billion for institutional clients and whose normal investment minimum is $1 million, is subadviser to the Enterprise Small Company Value Fund.

Investment Objective

The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 13.96%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 17.88%. The Fund underperformed its peer group, the Lipper Small-Cap Value Funds Index, which returned 15.73%.

How would you describe the investment environment during the period?

Within the first half of 2003, the market shrugged off concerns of war, the corporate “crisis of confidence,” the possibility of future terrorist attacks on the U.S. and high oil prices. By the second quarter, the stock market soared, experiencing low inflation and interest rates, low labor costs, strong car sales, vibrant house refinancing, new corporate governance regulation, increased corporate earnings and a new tax bill, which Gabelli believed provided a powerful stimulus to the economy. Gabelli believes the stock market did what it was supposed to do: anticipate a stronger economy and better corporate earnings well ahead of the fact.

What strategies affected Fund performance during the period?

Technology was one of the best performing sectors in the small cap universe. Gabelli’s traditional under-weighting in technology, which has served shareholders well in recent years, restrained relative performance.

Gabelli had made several investments for the Fund over the years in electric, gas and water utilities and saw several catalysts in these companies: the stocks were cheap, the downfall of Enron created great opportunities and a repeal of utilities regulation encouraged mergers. The new 15% tax rate on qualifying dividends has helped these stocks.

For several years, Gabelli continued to buy media stocks for the Fund with the expectation that the FCC would have a less stringent regulatory stance. On June 2, the FCC relaxed many significant restrictions on broadcast and newspaper conglomerates, allowing them to expand into new markets and extend their reach in cities where they already had a presence.

What changes were made to the Fund over the period?

Gabelli did not make major changes to the Fund over the past six months. At the margin, Gabelli added to several names such as Flowers Foods Inc., the leading bakery company; Hercules Inc., which could be sold; Boston Beer Company Inc., which continues to buy back its stock; and Gaylord Entertainment Company, which is selling off certain assets. Gabelli sold their holdings in Nortek Holdings Inc. and Allen Telecom, Inc., which were taken over. Allen’s products were specifically used to strengthen wireless signal reception. Their customers include equipment maker Lucent Technologies Inc., Nortel Networks Corporation and Motorola Inc. and service providers such as

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS — (Continued)

AT&T Wireless Services Inc. and Verizon Wireless Inc. They agreed to be purchased by Andrew Corp. for about $500 million in stock.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 92.61%

Advertising — 0.04%

Interep National Radio Sales Inc. (a)	75,000	$209,250

Aerospace — 5.34%

AAR Corporation (o)	60,000	423,600
Ametek Inc.	112,000	4,104,800
Curtiss-Wright Corporation (Class B)	36,000	2,242,800
Curtiss-Wright Corporation (Class A) (o)	11,000	695,200
GenCorp Inc. (o)	590,000	5,245,100
Kaman Corporation (Class A)	230,000	2,688,700
Lockheed Martin Corporation	35,000	1,664,950
Moog Inc. (Class A) (a)	60,000	2,085,000
Sequa Corporation (Class A) (a)	25,000	857,500
Sequa Corporation (Class B)	45,500	1,881,880
SPS Technologies Inc. (a)	116,000	3,136,640

		25,026,170

Apparel & Textiles — 0.33%

Hartmarx Corporation	110,000	328,900
Levcor International Inc. (a)	31,721	74,544
Wolverine World Wide Inc.	60,000	1,155,600

		1,559,044

Automotive — 6.27%

A. O. Smith Corporation (Class A)	11,000	291,500
Aaron Rents Inc. (Class A)	2,000	48,600
AutoNation Inc. (a)	85,000	1,336,200
BorgWarner Inc.	101,500	6,536,600
Clarcor Inc.	143,000	5,512,650
Cooper Tire & Rubber Company	3,000	52,770
Earl Scheib Inc.	100,000	272,000
Exide Technologies (a)(o)	50,000	14,500
Federal-Mogul Corporation (a)(o)	20,000	6,600
Midas Inc. (a)(o)	310,100	3,758,412
Modine Manufacturing Company	225,000	4,358,250
Navistar International Corporation (a)	90,000	2,936,700
Raytech Corporation (a)(o)	130,000	552,500
Standard Motor Products Inc.	150,000	1,665,000
Superior Industries International Inc.	32,000	1,334,400
Tenneco Automotive Inc. (a)	200,000	720,000

		29,396,682

Banking — 0.71%

Crazy Woman Creek Bancorp Inc. (f)	51,000	775,200
First Republic Bank (a)	24,000	638,400
Flushing Financial Corporation	55,000	1,219,350
Sterling Bancorp	24,400	680,516

		3,313,466

Biotechnology — 0.42%

Invitrogen Corporation (a)	52,000	1,995,240

	Number of Shares	Value

Broadcasting — 4.09%

Beasley Broadcast Group Inc. (Class A) (a)(o)	35,000	$478,800
Crown Media Holdings Inc. (Class A) (a)(o)	40,000	165,200
Emmis Broadcasting Corporation (Class A) (a)(o)	14,000	321,300
Fisher Communications Inc. (a)	58,000	2,836,780
Granite Broadcasting Corporation (a)	335,000	1,025,100
Gray Television Inc.	181,000	2,244,400
Gray Television Inc. (Class A) (o)	79,000	971,700
Liberty Media Corporation (Class A) (a)	80,000	924,800
Lin TV Corporation (a)(o)	7,000	164,850
Paxson Communications Corporation (a)	485,000	2,905,150
Salem Communications Corporation (Class A) (a)	75,000	1,500,825
Spanish Broadcasting Systems Inc. (Class A) (a)	110,000	896,500
UnitedGlobalCom Inc. (a)(o)	192,000	992,640
World Wrestling Federation Entertainment Inc. (Class A) (a)	54,000	555,660
Young Broadcasting Inc. (Class A) (a)	151,000	3,190,630

		19,174,335

Building & Construction — 1.78%

Core Materials Corporation (a)	345,000	672,750
Fleetwood Enterprises Inc. (a)(o)	10,000	74,000
Hughes Supply Inc.	1,000	34,700
Huttig Building Products Inc. (a)	100,000	271,000
Monaco Coach Corporation (a)(o)	7,000	107,310
Rollins Inc.	381,000	7,181,850

		8,341,610

Business Services — 0.87%

Edgewater Technology Inc. (a)	390,000	1,872,000
Imagistics International Inc. (a)(o)	7,200	185,760
Nashua Corporation (a)	172,000	1,530,800
National Processing Inc. (a)	32,000	514,560

		4,103,120

Cable — 2.04%

Cablevision Systems Corporation (Class A) (a)	425,000	8,823,000
Lamson & Sessions Company (a)	155,000	747,100

		9,570,100

Chemicals — 4.53%

Church & Dwight Company Inc.	64,500	2,111,085
Cytec Industries Inc. (a)	12,000	405,600
Ethyl Corporation (a)	44,000	437,800
Ferro Corporation	88,000	1,982,640
Great Lakes Chemical Corporation	230,000	4,692,000
H. B. Fuller Company	75,000	1,651,500
Hercules Inc. (a)	380,000	3,762,000
MacDermid Inc.	140,000	3,682,000

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Olin Corporation	90,000	$1,539,000
Omnova Solutions Inc. (a)	240,000	969,600

		21,233,225

Computer Hardware — 0.00%

Cerion Technologies Inc. (a)(d)(m)	120,000	—

Computer Services — 0.17%

Startek Inc. (a)	13,000	341,900
Tyler Technologies Inc. (a)	40,000	170,000
Xanser Corporation (a)(o)	125,000	268,750

		780,650

Computer Software — 0.04%

BARRA Inc. (a)(o)	2,000	71,400
Global Sources Ltd. (a)(o)	1,000	4,981
OpenTV Corporation (Class A) (a)(o)	72,000	98,640

		175,021

Conglomerates — 0.05%

Harbor Global Company Ltd. (a)	30,000	225,000

Construction — 0.01%

KB Home	1,000	61,980

Consumer Durables — 0.31%

Dana Corporation	120,000	1,387,200
Noel Group Liquidating Trust Units (a)(d)(g)(m)	15,000	4,200
Noel Group Units (a)(d)(g)(m)	15,000	—
Oneida Ltd. (o)	10,000	67,500

		1,458,900

Consumer Products — 1.57%

Department 56 Inc. (a)	64,000	981,120
Elizabeth Arden Inc. (a)(o)	100,000	1,317,000
Jarden Corporation (a)(o)	1,500	41,505
Martha Stewart Living Inc. (a) (Class A) (o)	6,000	56,340
New England Business Service Inc.	13,000	390,000
Rayovac Corporation (a)(o)	46,600	603,470
Revlon Inc. (Class A) (a)(o)	120,608	361,824
Scotts Company (a)(o)	6,000	297,000
Sola International Inc. (a)	145,000	2,523,000
The Dial Corporation	40,000	778,000

		7,349,259

Consumer Services — 0.95%

Roto Rooter Inc.	117,000	4,462,380

Containers/Packaging — 0.54%

Crown Holdings Inc.	30,000	214,200
Packaging Dynamics Corporation (a)(o)	160,000	1,158,400
Pactiv Corporation (a)	60,000	1,182,600

		2,555,200

Drugs & Medical Products — 0.49%

Landauer Inc.	28,000	1,171,240
Owens & Minor Inc.	50,000	1,117,500

		2,288,740

	Number of Shares	Value

Electrical Equipment — 4.91%

Ampco-Pittsburgh Corporation	62,000	$830,800
Baldor Electric Company (o)	190,000	3,914,000
C & D Technologies	8,000	114,880
Donaldson Company Inc.	40,000	1,778,000
DQE Inc. (a)(o)	460,000	6,932,200
National Presto Industries Inc. (a)	30,400	960,640
Oak Technology Inc.	165,000	1,024,650
Selas Corporation of America	140,000	210,000
SL Industries Inc. (a)	132,000	864,600
Thomas & Betts Corporation (a)	350,000	5,057,500
Thomas Industries Inc. (o)	50,000	1,352,500

		23,039,770

Electronics — 0.91%

CTS Corporation (o)	150,000	1,567,500
Fargo Electronics Inc. (a)(o)	30,000	291,900
Park Electrochemical Corporation	120,000	2,394,000

		4,253,400

Energy — 1.92%

Aquila Inc. (o)	120,000	309,600
Atmos Energy Corporation	1,000	24,800
El Paso Electric Company (a)	360,000	4,438,800
Maine Public Service Company	400	13,004
Mirant Corporation (a)(o)	40,000	116,000
Nicor Inc. (o)	68,000	2,523,480
ONEOK Inc.	30,000	588,900
Southern Union Company (a)(o)	58,000	982,520

		8,997,104

Entertainment & Leisure — 4.42%

Acme Communications Inc. (a)	65,000	494,000
Dover Downs Gaming & Entertainment Inc.	110,000	1,017,500
Dover Motorsports Inc.	170,000	697,000
E.W. Scripps Company (Class A)	62,000	5,500,640
Gaylord Entertainment Company (a)	280,000	5,479,600
K2 Inc. (a)	13,000	159,250
Magna Entertainment Corporation (Class A) (a)(o)	325,000	1,625,000
Metro Goldwyn Mayer Inc. (a)	64,900	806,058
Sinclair Broadcast Group Inc. (Class A) (a)	200,000	2,322,000
Six Flags Inc. (a)(o)	385,000	2,610,300

		20,711,348

Finance — 1.13%

BKF Capital Group Inc. (a)(o)	74,000	1,615,420
Federal Agriculture Mortgage Corporation (a)(o)	1,000	22,350
Interactive Data Corporation (a)	145,000	2,450,500
SWS Group Inc. (o)	60,000	1,209,000

		5,297,270

Food, Beverages & Tobacco — 7.91%

Boston Beer Inc. (Class A) (a)(o)	49,800	717,120
Brown-Forman Corporation (Class B) (o)	3,800	298,756

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Corn Products International Inc.	155,000	$4,654,650
Del Monte Foods Company (a)(o)	165,000	1,458,600
Farmer Brothers Company (o)	2,500	832,500
Flowers Foods Inc.	240,000	4,742,400
Hain Celestial Group Inc. (a)	25,000	399,750
Ingles Markets Inc. (Class A)	190,000	1,919,000
International Multifoods Corporation (a)(o)	170,000	3,894,700
J.M. Smucker Company	26,000	1,037,140
John B. Sanfilippo & Son Inc. (a)(o)	20,000	323,000
PepsiAmericas Inc.	250,000	3,140,000
Ralcorp Holdings Inc. (a)	62,500	1,560,000
Robert Mondavi Corporation (Class A) (a)(o)	65,000	1,645,150
Sensient Technologies Corporation (o)	160,000	3,678,400
Suprema Specialties Inc. (a)(d)	1,500	—
Triarc Companies Inc. (o)	95,500	2,864,045
Vermont Pure Holdings Ltd. (a)	10,000	34,900
Weis Markets Inc.	125,000	3,877,500

		37,077,611

Gaming — 0.23%

Lakes Entertainment Inc. (a)(o)	137,500	1,098,488

Hotels & Restaurants — 1.65%

Aztar Corporation (a)	230,000	3,705,300
Boca Resorts Inc. (a)	110,000	1,430,000
Denny’s Corporation (a)	25,000	17,375
Extended Stay America Inc. (a)	5,000	67,450
Louisiana Quinta Corporation (a)	225,000	969,750
The Steak n Shake Company (a)	95,000	1,448,750
Trump Hotels & Casino Resorts Inc. (a)	25,000	48,750
Wyndham International Inc. (a)	135,000	59,400

		7,746,775

Insurance — 1.42%

Argonaut Group Inc. (o)	123,000	1,516,590
Liberty Corporation	105,000	4,462,500
Midland Company	30,100	668,521

		6,647,611

Machinery — 4.28%

Baldwin Technology Company Inc. (Class A)	254,500	162,880
Fairchild Corporation (Class A) (a)	220,000	886,600
Flowserve Corporation (a)	250,000	4,917,500
Franklin Electric Company Inc.	22,000	1,224,300
Gardner Denver Inc. (a)	80,000	1,636,800
Gorman Rupp Company	42,200	1,012,800
IDEX Corporation	42,000	1,522,080
Katy Industries Inc. (a)	154,900	755,912
Paxar Corporation (a)(o)	30,000	330,000
Robbins & Myers Inc.	70,000	1,295,000
Standex International Corporation	62,000	1,302,000
Tech/Ops Sevcon Inc.	42,000	220,500
Tennant Company	43,000	1,580,250
Watts Industries Inc. (Class A)	180,000	3,213,000

		20,059,622

	Number of Shares	Value

Manufacturing — 7.22%

Acuity Brands Inc.	100,000	$1,817,000
Aviall Inc. (a)(o)	190,000	2,160,300
Barnes Group Inc.	80,000	1,740,800
Belden Inc.	98,500	1,565,165
Bull Run Corporation (a)	15,000	49,350
Crane Company	145,000	3,281,350
Cuno Inc. (a)	40,000	1,444,800
Energizer Holdings Inc. (a)	30,000	942,000
Esco Technologies Inc. (a)	1,500	66,000
Fedders Corporation	312,500	959,375
Gerber Scientific Inc. (a)	140,000	932,400
GP Strategies Corporation (a)	35,000	212,800
Graco Inc.	77,000	2,464,000
Graftech International Ltd. (a)(o)	150,000	817,500
Industrial Distribution Group Inc. (a)	78,000	227,760
Lindsay Manufacturing Company	30,000	696,600
MagneTek Inc. (a)	130,000	330,200
Material Sciences Corporation (a)	175,000	1,697,500
Myers Industries Inc.	372,000	3,534,000
Oil-Drilling Corporation of America (o)	180,000	2,160,000
Park Ohio Holdings Corporation (a)(o)	200,000	988,000
Pentair Inc.	28,000	1,093,680
Precision Castparts Corporation	55,000	1,710,500
Roper Industries Inc. (o)	40,000	1,488,000
Strattec Security Corporation (a)	21,500	1,143,800
Teleflex Inc. (o)	8,000	340,400

		33,863,280

Media — 2.26%

Gemstar-TV Guide International Inc. (a)	200,000	1,018,000
Media General Inc. (Class A)	154,500	8,837,400
Pegasus Communications Corporation (Class A) (a)(o)	25,000	739,500

		10,594,900

Medical Instruments — 2.63%

Dentsply International Inc.	10,000	409,000
Digene Corporation (a)	9,000	245,070
Henry Schein Inc. (a)	12,000	628,080
Inamed Corporation (a)(o)	40,000	2,147,600
Patterson Dental Company (a)(o)	10,000	453,800
Sybron Dental Specialties (a)	355,000	8,378,000
Young Innovations (a)(o)	3,200	91,200

		12,352,750

Medical Services — 1.27%

Apogent Technologies Inc. (a)	50,000	1,000,000
CIRCOR International Inc.	170,000	3,031,100
Interpore International (a)(o)	5,600	71,288
Inverness Medical Innovations Inc. (a)(o)	80,000	1,544,000
Odyssey Healthcare Inc. (a)(o)	7,500	277,500
PracticeWorks Inc. (a)(o)	1,000	19,300

		5,943,188

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Metals & Mining — 0.02%

WHX Corporation (a)(o)	40,000	$84,000

Multi-Line Insurance — 0.68%

Alleghany Corporation (a)	16,626	3,175,566

Neutraceuticals — 0.24%

Weider Nutrition International Inc. (a)	500,000	1,130,000

Oil Services — 0.20%

RPC Inc.	27,300	300,300
W-H Energy Services Inc. (a)(o)	33,000	642,840

		943,140

Paper Products — 0.87%

Greif Brothers Corporation (Class A)	130,000	2,990,000
Schweitzer Mauduit International Inc.	45,000	1,086,300

		4,076,300

Printing & Publishing — 5.32%

A.H. Belo Corporation (Class A)	145,000	3,242,200
Journal Register Company (a)	245,000	4,432,050
Lee Enterprises Inc.	75,000	2,814,750
McClatchy Company (Class A)	54,000	3,111,480
Penton Media Inc. (a)	280,000	165,200
Pulitzer Inc.	150,000	7,413,000
Thomas Nelson Inc. (a)	140,000	1,750,000
Topps Company Inc. (a)	237,500	2,040,125

		24,968,805

Property-Casualty Insurance — 0.49%

CNA Surety Corporation	235,000	2,314,750

Publishing — 0.43%

PRIMEDIA Inc. (a)(o)	500,000	1,525,000
Value Line Inc. (o)	10,000	491,100

		2,016,100

Real Estate — 0.35%

Catellus Development Corporation (a)	15,000	330,000
Griffin Land & Nurseries Inc. (a)(o)	63,000	850,500
Gyrodyne Company of America Inc. (a)	23,200	468,640

		1,649,140

Retail — 0.88%

Blockbuster Inc. (Class A)(o)	8,000	134,800
Lillian Vernon Corporation (a)(o)	152,000	1,097,440
Neiman-Marcus Group Inc. (Class A) (a)	30,000	1,098,000
Neiman-Marcus Group Inc. (Class B) (a)	40,000	1,380,000
School Specialty Inc. (a)(o)	10,000	284,600
Sports Authority Inc. (a)	10,000	107,000
ValueVision Media Inc. (Class A) (a)(o)	3,000	40,890

		4,142,730

	Number of Shares	Value

Technology — 0.12%

Flir Systems Inc. (a)	3,000	$90,450
J Net Enterprises Inc. (a)(f)	450,000	486,000

		576,450

Telecommunications — 3.31%

AirGate PCS Inc. (a)(o)	60,000	72,000
Atlantic Tele-Network Inc.	12,000	267,480
ATX Communications Inc. (a)(o)	60,000	21,600
Centurytel Inc.	30,000	1,045,500
Cincinnati Bell Inc. (a)	620,000	4,154,000
Citizens Communications Company (a)(o)	140,000	1,804,600
Commonwealth Telephone Enterprises Inc. (a)	30,000	1,319,100
Commonwealth Telephone Enterprises Inc. (Class B)(a)(o)	8,000	352,000
Communications Systems Inc. (a)	92,500	721,500
D&E Communications Inc. (o)	138,000	1,580,100
McLeodUSA Inc. (Class A) (a)(o)	5,001	7,552
McLeodUSA Inc. (Escrow) (a)(d)	60,000	—
Nextel Partners Inc. (Class A) (a)(o)	95,000	693,500
Panamsat Corporation (a)(o)	95,000	1,750,850
Plantronics Inc. (a)	5,000	108,350
Rural Celluar Corporation (Class A) (a)(o)	65,000	273,000
Telephone and Data Systems Inc.	25,000	1,242,500
Triton PCS Holdings Inc. (Class A) (a)	22,000	111,100

		15,524,732

Transportation — 0.78%

GATX Corporation (o)	150,000	2,452,500
Marine Products Corporation	37,500	406,878
Oshkosh Truck Corporation	5,000	296,600
TransPro Inc. (a)	110,000	492,800

		3,648,778

Travel/Entertainment/Leisure — 0.15%

Bowlin Travel Centers Inc. (a)	60,000	105,000
Pinnacle Entertainment Inc. (a)	85,000	578,000

		683,000

Utilities — 2.83%

AGL Resources Inc.	45,000	1,144,800
Allegheny Energy Inc. (a)(o)	10,000	84,500
CH Energy Group Inc. (o)	63,000	2,835,000
CMS Energy Corporation (o)	30,000	243,000
Florida Public Utilities Company	22,666	370,589
Otter Tail Corporation (o)	20,000	539,600
SJW Corporation	30,000	2,557,500
Southwest Gas Corporation	68,000	1,440,240
Weststar Energy Inc.	250,000	4,057,500

		13,272,729

Waste Management — 1.01%

Allied Waste Industries Inc. (a)	245,000	2,462,250
Republic Services Inc. (a)	100,000	2,267,000

		4,729,250

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Wireless Communications — 2.22%

Allen Telecom Inc. (a)(o)	80,000	$1,321,600
AT&T Wireless Services Inc. (a)	70,000	574,700
Centennial Communications Corporation (Class A) (a)(o)	125,000	500,000
Dobson Communications Corporation (a)(o)	60,734	331,000
Leap Wireless International Inc. (a)(o)	110,000	5,500
Loral Space & Communications Ltd. (a)(o)	30,000	91,500
Nextel Communications Inc. (Class A) (a)	100,000	1,808,000
Price Communications Corporation (a)	108,000	1,394,280
United States Cellular Corporation (a)	20,000	509,000
Western Wireless Corporation (Class A) (a)(o)	335,000	3,862,550

		10,398,130

Total Domestic Common Stocks
(Identified cost $434,018,425)		434,296,089

Foreign Stocks — 3.84%

Broadcasting — 0.56%

News Corporation Ltd. (ADR)	105,000	2,630,250

Business Services — 0.07%

Professional Staff (ADR) (a)(o)	155,000	316,200

Cable — 0.48%

Rogers Communications Inc. (Class B)	140,000	2,247,000

Consumer Services — 0.00%

Loewen Group Inc. (ADR) (a)(d)	120,000	—

Hotels & Restaurants — 0.62%

Kerzner International Ltd. (a)	90,000	2,898,900

Manufacturing — 0.87%

Cooper Industries Ltd. (Class A) (ADR)	48,000	1,982,400
Denison International (ADR) (a)	109,000	2,098,250

		4,080,650

Medical Instruments — 0.02%

Orthofix International	3,000	98,220

Metals & Mining — 0.20%

Barrick Gold Corporation	47,000	841,300
Kinross Gold Corporation	17,333	116,998

		958,298

	Number of Shares or Principal Amount	Value

Telecommunications — 0.54%

GST Telecommunications Inc. (a)(d)	45,000	$—
Vimpel-Communications (ADR) (a)	55,000	2,554,200

		2,554,200

Wireless Communications — 0.48%

Rogers Wireless Communications (Class B) (o)	133,000	2,247,700

Total Foreign Stocks
(Identified cost $16,555,896)		18,031,418

Preferred Stocks — 1.81%

Broadcasting — 1.54%

Granite Broadcasting Corporation (a)	9,000	7,200,000

Wireless Communications — 0.27%

Allen Telecom Inc. (a)	11,000	1,287,000

Total Preferred Stocks
(Identified cost $6,546,756 )		8,487,000

Repurchase Agreement — 1.74%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $8,134,158 Collateral: U.S. Treasury Note $8,235,000, 1.75% due 12/31/04 Value $8,301,008	$8,134,000	8,134,000

Total Repurchase Agreement
(Identified cost $8,134,000)		8,134,000

Total Investments
(Identified cost $465,255,077)		$468,948,507

Other Assets Less Liabilities — 0.00%		(906)

Net Assets — 100%		$468,947,601

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2003.
(f)	Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies as of June 30, 2003 was $1,261,200.
(g)	Restricted securities as of June 30, 2003 were as follows:

Description	Date of Acquisition	Number of Units	Unit Cost	Fair Value per Unit	Aggregate		Percent of Net Assets
					Cost	Value

Noel Group Units	04/13/99	15,000	$0.49	$—	$7,320	—	0.00%
Noel Group Liquidating Trust Units	10/08/98	15,000	$0.81	$0.28	$12,187	$4,200	0.00%

(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS

Marsico Capital Management, LLC

Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $21.7 billion for institutional clients and whose usual investment minimum is $100 million, is subadviser to the Enterprise Capital Appreciation Fund.

Investment Objective

The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 14.60%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 11.77%. The Fund outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 11.76%.

How would you describe the investment environment during the period?

Marsico believes the period captured two prevailing, and quite discrete, schools of thought regarding equity prices. The first three months of the year were characterized by a substantial amount of pessimism, fueled in large part by geopolitical-related concerns. The ensuing three months were an about-face; stock market gains were widespread, substantial and geopolitical concerns seemed to subside and some degree of confidence was restored in the equity markets. Volatility throughout the period, accordingly, was relatively high.

What strategies affected Fund performance during the period?

Positive factors impacting the Fund’s performance included pharmaceuticals and biotechnology positions such as Genentech Inc., Amgen Inc.; consumer durable positions, particularly homebuilding-related investments; select retailing positions, such as Tiffany & Co. and eBay Inc.; and telecommunications services position Nextel Communications Inc. An under-weighting in insurance companies and energy-related companies, as compared to the S&P 500 Index also positively impacted performance. Finally, a class action lawsuit settlement from Cendant Corporation added approximately 0.45% to the Fund’s performance for the period.

Factors that negatively affected the Fund’s performance included capital goods positions, particularly those in the aerospace/defense industry such as Lockheed-Martin Corporation and General Dynamics Corporation; technology hardware and equipment positions like Hewlett-Packard Company, QUALCOMM Inc. and Nokia Inc. and healthcare equipment/services positions such as HCA.

What changes were made to the Fund over the period?

In aggregate, the Fund’s positions were adjusted to reflect somewhat of a tilt towards economically sensitive companies that, in Marsico’s opinion, may have been early beneficiaries of an economic recovery. These included companies such as General Electric Company, Citigroup Inc. and Intel Corporation. The Fund continued to have a substantial investment in consumer-related companies. Retailing positions were encompassed under that theme, along with an increased allocation to industries such as media. Positions were sold in the aerospace/defense industry. Pharmaceutical and biotechnology investments rose, primarily due to a major price gain experienced by Genentech. As of June 30, 2003, the Fund’s primary economic sector allocations were consumer discretionary, healthcare, financials, information technology and industrials.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 94.31%

Airlines — 0.18%

Jetblue Airways Corporation (a)(o)	8,113	$343,099

Biotechnology — 8.66%

Amgen Inc. (a)	113,556	7,544,661
Genentech Inc. (a)	127,458	9,192,271

		16,736,932

Broadcasting — 4.59%

Clear Channel Communications Inc. (a)	73,132	3,100,065
Viacom Inc. (Class B) (a)	132,036	5,764,692

		8,864,757

Building & Construction — 2.60%

Jacobs Engineering Group Inc. (a)	8,842	372,690
Lennar Corporation (Class A) (o)	59,424	4,248,816
Lennar Corporation (Class B)	5,941	408,147

		5,029,653

Cable — 0.78%

EchoStar Communications Corporation (Class A) (a)(o)	43,756	1,514,833

Computer Hardware — 6.61%

Cisco Systems Inc. (a)	410,463	6,850,627
Dell Computer Corporation (a)	185,350	5,923,786

		12,774,413

Computer Software — 4.91%

Electronic Arts Inc. (a)	86,527	6,402,133
Oracle Corporation (a)	256,686	3,085,365

		9,487,498

Consumer Durables — 0.36%

Harley-Davidson Inc.	17,596	701,377

Consumer Products — 2.90%

Procter & Gamble Company	62,870	5,606,747

Electrical Equipment — 4.46%

General Electric Company	300,158	8,608,531

Entertainment & Leisure — 1.56%

Walt Disney Company	152,895	3,019,676

Finance — 8.75%

Goldman Sachs Group Inc.	40,511	3,392,796
Lehman Brothers Holdings Inc.	28,822	1,916,086
SLM Corporation	296,280	11,605,288

		16,914,170

Food, Beverages & Tobacco — 1.01%

Anheuser-Busch Companies Inc.	38,360	1,958,278

Health Care — 5.06%

UnitedHealth Group Inc.	194,378	9,767,494

	Number of Shares	Value

Hotels & Restaurants — 3.09%

Four Season Hotels Inc. (o)	123,438	$5,339,928
Wynn Resorts Ltd. (a)(o)	36,000	636,840

		5,976,768

Medical Instruments — 2.64%

Boston Scientific Corporation (a)	12,388	756,907
Medtronic Inc.	8,700	417,339
Zimmer Holdings Inc. (a)	87,334	3,934,397

		5,108,643

Medical Services — 2.66%

Quest Diagnostics Inc. (a)	80,416	5,130,541

Misc. Financial Services — 6.75%

Citigroup Inc.	218,101	9,334,723
Fannie Mae	55,070	3,713,921

		13,048,644

Oil Services — 0.74%

Devon Energy Corporation	26,725	1,427,115

Pharmaceuticals — 3.89%

Caremark Rx Inc. (a)	65,984	1,694,469
Eli Lilly & Company	80,741	5,568,707
IDEC Pharmaceuticals Corporation (a)	7,316	248,744

		7,511,920

Real Estate — 1.33%

M.D.C. Holdings Inc. (o)	53,229	2,569,896

Restaurants — 0.11%

McDonald’s Corporation	9,947	219,431

Retail — 13.95%

Amazon.com Inc. (a)(o)	89,287	3,258,083
Bed Bath & Beyond Inc. (a)	40,862	1,585,854
Best Buy Company Inc. (a)	50,582	2,221,561
eBay Inc. (a)	34,398	3,583,584
Lowe’s Companies Inc.	129,724	5,571,646
Tiffany & Company	195,340	6,383,711
Wal-Mart Stores Inc.	80,951	4,344,640

		26,949,079

Semiconductors — 1.89%

Intel Corporation	175,963	3,657,215

Transportation — 3.19%

FedEx Corporation	99,480	6,170,744

Wireless Communications — 1.64%

Nextel Communications Inc. (Class A) (a)	174,717	3,158,883

Total Domestic Common Stocks
(Identified cost $153,115,238)		182,256,337

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares or Principal Amount	Value

Foreign Stocks — 3.34%

Automotive — 0.98%

Bayerische Motoren Werke	49,113	$1,889,200

Transportation — 1.78%

Ryanair Holdings (ADR) (a)(o)	76,542	3,436,736

Wireless Communications — 0.58%

Nokia Corporation (Class A) (ADR)	68,463	1,124,848

Total Foreign Stocks
(Identified cost $5,356,639)		6,450,784

Short-Term Investment — 4.34%

Federal Home Loan Bank Discount Note 0.50% due 07/01/03	$8,400,000	8,400,000

Total Short-Term Investment
(Identified cost $8,400,000)		8,400,000

Total Investments
(Identified cost $166,871,877)		$197,107,121

Other Assets Less Liabilities — (1.99)%		(3,854,244)

Net Assets — 100%		$193,252,877

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.
(ADR)	American Depository Receipt.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $337 billion for institutional clients and whose usual investment minimum for this investment objective is $20 million, is subadviser to the Enterprise Deep Value Fund.

Investment Objective

The objective of the Enterprise Deep Value Fund is to seek total return through capital appreciation with income as a secondary consideration.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 11.73%. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 11.57%. The Fund outperformed its peer group, the Lipper Large-Cap Value Funds Index, which returned 10.75%.

How would you describe the investment environment during the period?

In the first three months of the period, anxiety over war and stalling U.S. and global economies drove the market back toward July and October 2002 lows. The market rallied toward the end of March when it became apparent that the war in Iraq might be shorter than some had forecast. This rally continued through the next three months and as the geopolitical tensions abated, first quarter corporate earnings generally came in better than expected and investors anticipated a turn in the economy.

What strategies affected Fund performance during the period?

For the period, relative performance was negatively impacted by stock selection in the energy and telecommunication services sectors. Within energy, GlobalSantaFe Corporation was the primary detractor from performance, as it fell due to profit shortfalls emanating from higher costs, the war, and reduced demand for oilrigs. Meanwhile, in the telecommunication services sector, AT&T Corporation was weak due to telecom pricing and industry weakness. Additionally, the weakness in SBC Communications, Inc. can be attributed to the deterioration of pricing in local phone service and margins. Stock selection in the consumer discretionary and healthcare sectors was additive to performance for the period. Within consumer discretionary, Comcast Corporation was a strong performer, as the integration of the AT&T cable business remained on track. Dollar General was another strong holding in this sector, as value retailers benefited from the uncertain economic environment. In healthcare, Beckman Coulter and C.R. Bard, Inc. were good performers due to strong earnings results.

What changes were made to the Fund over the period?

During the six-month period, Wellington increased the Fund’s sector weights in financials and utilities, while decreasing healthcare. Wellington highlighted two themes as the focus of the stocks purchased in the Fund. First, Wellington lengthened the time horizon with some stocks for a possible recovery or new cycle. Names in this category included Nokia, CSX, Morgan Stanley Dean Witter, and Applied Materials Corporation. Secondly, because of the change in the dividend tax law, Wellington added some higher-yielding names, including PPL, ChevronTexaco Corporation, and Dominion Resources, Inc.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS — (Continued)

Wellington also eliminated and trimmed stocks where fundamentals had eroded, which included such names as Stanley Works and Schering-Plough. In addition, stocks that approached their target prices were trimmed, including Intel Corporation and Dollar General Corporation, as well as two large positions where they perceived the risk profile of the stocks had increased: Comcast Corporation and Fannie Mae.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 94.77%

Automotive — 0.90%

AutoNation Inc. (a)	11,200	$176,064

Banking — 11.19%

Bank of America Corporation	7,600	600,628
Bank One Corporation	4,300	159,874
Comerica Inc.	3,300	153,450
National City Corporation	21,300	696,723
PNC Financial Services Group	600	29,286
Wells Fargo & Company	10,800	544,320

		2,184,281

Business Services — 0.35%

BearingPoint Inc. (a)	7,000	67,550

Cable — 1.73%

Comcast Corporation (Class A) (a)	11,700	337,311

Chemicals — 2.89%

Ashland Inc. (o)	7,500	230,100
Du Pont (E. I.) de Nemours & Company	8,000	333,120

		563,220

Computer Hardware — 1.68%

Hewlett-Packard Company	15,352	326,998

Consumer Products — 1.95%

Kimberly-Clark Corporation	3,600	187,704
Nike, Inc. (Class B)	3,600	192,564

		380,268

Crude & Petroleum — 7.12%

ChevronTexaco Corporation	7,000	505,400
ExxonMobil Corporation	24,600	883,386

		1,388,786

Electrical Equipment — 0.86%

Emerson Electric Company	3,300	168,630

Electronics — 0.44%

Rockwell Automation Inc.	3,600	85,824

Energy — 3.06%

Exelon Corporation	6,600	394,746
Progress Energy Inc.	4,600	201,940

		596,686

Finance — 1.42%

Goldman Sachs Group Inc.	3,300	276,375

Food, Beverages & Tobacco — 3.01%

Kellogg Company	8,700	299,019
PepsiCo Inc.	6,500	289,250

		588,269

	Number of Shares	Value

Health Care — 1.57%

C.R. Bard Inc.	4,300	$306,633

Hotels & Restaurants — 1.32%

McDonald’s Corporation	11,700	258,102

Insurance — 2.76%

ACE Ltd.	7,300	250,317
Cigna Corporation	4,400	206,536
Marsh & McLennan Companies Inc.	1,600	81,712

		538,565

Life Insurance — 0.16%

Stancorp Financial Group Inc.	600	31,332

Machinery — 2.02%

Caterpillar Inc.	7,100	395,186

Manufacturing — 1.01%

Illinois Tool Works Inc.	3,000	197,550

Media — 1.34%

AOL Time Warner Inc. (a)	16,200	260,658

Medical Instruments — 1.42%

Beckman Coulter Inc.	6,800	276,352

Metals & Mining — 2.47%

Alcoa Inc.	7,800	198,900
Nucor Corporation	5,800	283,330

		482,230

Misc. Financial Services — 6.73%

Citigroup Inc.	22,000	941,600
Fannie Mae	4,300	289,992
Morgan Stanley Dean Witter & Company	1,900	81,225

		1,312,817

Multi-Line Insurance — 1.50%

Hartford Financial Services Group Inc.	5,800	292,088

Oil Services — 1.65%

GlobalSantaFe Corporation	13,800	322,092

Paper & Forest Products — 1.94%

Weyerhaeuser Company	7,000	378,000

Pharmaceuticals — 2.79%

Pfizer Inc.	14,560	497,224
Schering-Plough Corporation	2,500	46,500

		543,724

Property-Casualty Insurance — 2.69%

Chubb Corporation	1,600	96,000
St. Paul Companies Inc.	10,900	397,959
Travelers Property Casualty Corporation	1,965	31,244

		525,203

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Real Estate — 0.43%

Archstone Smith Trust	3,500	$84,000

Retail — 2.61%

CVS Corporation	10,600	297,118
Dollar General Corporation	11,600	211,816

		508,934

Savings and Loan — 3.58%

Washington Mutual Inc.	16,900	697,970

Semiconductors — 4.09%

Applied Materials Inc. (a)	13,400	212,524
Intel Corporation	15,600	324,230
Teradyne Inc. (a)(o)	15,100	261,381

		798,135

Telecommunications — 8.99%

AT&T Corporation	9,720	187,110
BellSouth Corporation	14,500	386,135
SBC Communications Inc.	28,500	728,175
Verizon Communications Inc.	11,500	453,675

		1,755,095

Transportation — 1.83%

CSX Corporation	4,600	138,414
Southwest Airlines Company	12,700	218,440

		356,854

Utilities — 3.37%

Dominion Resources Inc.	4,250	273,147
National Fuel Gas Company	5,800	151,090
PPL Corporation	2,000	86,000
SCANA Corporation	4,300	147,404

		657,641

Waste Management — 1.90%

Republic Services Inc. (a)	16,400	371,788

Total Domestic Common Stocks
(Identified cost $18,214,747)		18,491,211

	Number of Shares	Value

Foreign Stocks — 4.61%

Manufacturing — 1.21%

Tyco International Ltd.	12,500	$237,250

Oil Services — 1.80%

Shell Transport & Trading Company (ADR) (o)	8,800	350,680

Wireless Communications — 1.60%

Nokia Corporation (Class A) (ADR)	19,000	312,170

Total Foreign Stocks
(Identified cost $860,631)		900,100

Total Investments
(Identified cost $19,075,378)		$19,391,311

Other Assets Less Liabilities — 0.62%		121,160

Net Assets — 100%		$19,512,471

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.
(ADR)	American Depository Receipt.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Equity Fund

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser to the Enterprise Equity Fund. TCW manages approximately $84.2 billion for institutional clients and its normal investment minimum for this investment objective is $100 million.

Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 26.42%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 11.77%. The Fund outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 11.76%.

How would you describe the investment environment during the period?

In the face of widespread negative sentiment, the markets have rallied nicely over the past six months. Corporate earnings have provided positive surprises throughout the period. As the first half of the year progressed, investors were treated to more good news in the form of lower energy prices resulting from a quick resolution of the Iraq war, a further reduction in the Fed Funds Rate to 1% and the passage of a substantial fiscal stimulus package. This market has taken many by surprise, as economic indicators, while improving, appear mixed. After the trauma of the past “bear” market many investors remain on the sidelines. High-quality growth companies have been the best performers, as investors have come to realize how well positioned these businesses are in an improving economy.

What strategies affected Fund performance during the period?

As always, TCW has emphasized leading companies that possess sustainable competitive advantages and sell their products into growing addressable markets. This has led TCW to technology companies, which are seeing improved cyclical demand, well established bio-tech companies with potentially attractive new products, profitable electronic commerce businesses and a number of other attractive investments.

What changes were made to the Fund over the period?

During the six-month period, Harley-Davidson, Inc., Viacom Inc., Walgreen Company and Yahoo! Inc. were added to the Fund. Harley-Davidson, Inc. has developed a remarkably strong brand that has enabled them to maintain among the highest levels of profitability for an industrial company. Viacom has an impressive set of top tier media properties. Through these and a wide array of media distribution assets, they have a leading market share in most entertainment segments. Both Harley-Davidson, Inc. and Viacom Inc. benefit from a continued long-term trend of growth in spending for leisure and tourism. TCW believes that Walgreen Company is the best run retail pharmacy chain in the U.S. and will continue to consistently gain share from weaker competitors in the $150 billion U.S. drug market. Yahoo! Inc. is the best-known web-based media company in the world, which is well positioned for substantial long-term growth.

During the same period, TCW sold the Fund’s positions in Biogen Inc., Juniper Networks Inc., Paychex Inc. and Pfizer Inc. Biogen Inc. was sold as TCW realized the company might lose its product advantage in the multiple sclerosis and arthritis product categories. Juniper Networks Inc. possesses a distinct advantage in some of their high-end network

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

SUBADVISER’S COMMENTS — (Continued)

equipment products. Presently, their customer base is experiencing difficulties and it is not clear when business conditions will improve. In light of this, TCW has sold the Fund’s positions in Juniper in case a lack of cash flow prevents Juniper from maintaining their product advantage. Paychex Inc. was sold as a result of a belief that the growth rate of the payroll processing industry may be maturing and the company may face pricing pressure from new competitors. Pfizer Inc. was sold on the belief that their organic growth rate has slowed and more of their earnings growth will be derived from cost cutting related acquisitions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Equity Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 95.31%

Biotechnology — 15.00%

Amgen Inc. (a)	88,900	$5,906,516
Genentech Inc. (a)	113,950	8,218,074
MedImmune Inc. (a)	105,800	3,847,946

		17,972,536

Broadcasting — 1.99%

Viacom Inc. (Class B) (a)	54,500	2,379,470

Computer Hardware — 6.78%

Cisco Systems Inc. (a)	167,200	2,790,568
Dell Computer Corporation (a)	167,000	5,337,320

		8,127,888

Computer Services — 12.78%

Network Appliance Inc. (a)(o)	394,000	6,386,740
Pixar Inc. (a)(o)	62,100	3,778,164
Yahoo! Inc. (a)	157,000	5,143,320

		15,308,224

Computer Software — 4.81%

Microsoft Corporation	120,600	3,088,566
Siebel Systems Inc. (a)	280,340	2,674,444

		5,763,010

Consumer Durables — 1.32%

Harley-Davidson Inc.	39,800	1,586,428

Electrical Equipment — 1.81%

General Electric Company	75,600	2,168,208

Insurance — 12.54%

AFLAC Inc.	107,700	3,311,775
Progressive Corporation	160,180	11,709,158

		15,020,933

Misc. Financial Services — 1.96%

Charles Schwab Corporation	232,900	2,349,961

Multi-Line Insurance — 1.48%

American International Group Inc.	32,150	1,774,037

Pharmaceuticals — 3.56%

Eli Lilly & Company	61,900	4,269,243

	Number of Shares or Principal Amount	Value

Retail — 14.41%

Amazon.com Inc. (a)	167,450	$6,110,251
eBay Inc. (a)	56,200	5,854,916
Wal-Mart Stores Inc.	54,700	2,935,749
Walgreen Company	78,500	2,362,850

		17,263,766

Semiconductors — 12.18%

Applied Materials Inc. (a)	229,370	3,637,808
Intel Corporation	157,300	3,269,323
Maxim Integrated Products Inc.	134,400	4,595,136
Xilinx Inc. (a)	121,900	3,085,289

		14,587,556

Telecommunications — 1.74%

QUALCOMM Inc.	58,200	2,080,650

Transportation — 2.95%

Southwest Airlines Company	205,400	3,532,880

Total Domestic Common Stocks
(Identified cost $139,408,057)		114,184,790

Repurchase Agreement — 4.66%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $5,586,109 Collateral: U.S. Treasury Note $5,665,000, 1.75% due 12/31/04 Value $5,700,328	$5,586,000	5,586,000

Total Repurchase Agreement
(Identified cost $5,586,000)		5,586,000

Total Investments
(Identified cost $144,994,057)		$119,770,790

Other Assets Less Liabilities — 0.03%		30,150

Net Assets — 100%		$119,800,940

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS

Boston Advisors, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Boston Advisors, Inc. (“Boston Advisors”) is subadviser to the Enterprise Equity Income Fund. Boston Advisors is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $3.9 billion for institutional clients. Its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 6.85%. The Fund underperformed its benchmark, the S&P 500/Barra Value Index, which returned 12.29%. The Fund underperformed its peer group, the Lipper Equity Income Funds Index, which returned 9.49%.

How would you describe the investment environment during the period?

The investment environment at the beginning of the year was as challenging as any. Despite an improving economy, investor preoccupation with terrorism, war with Iraq and corporate governance issues prevented stocks from making any headway. Indeed, most stock indices had registered declines by the end of the first quarter. The environment improved dramatically during the latter part of the period largely due to an unwinding of investor anxiety. As a result, stock price gains were significant.

What strategies affected Fund performance during the period?

Higher than average cash levels provided ballast early in the period when markets were weak and also mitigated the Fund’s over-weight position in industrial stocks. The industrial sector over-weight proved too early and possibly too aggressive a posture for the Fund, given the relatively modest pace of the economic improvement experienced this year.

What changes were made to the Fund over the period?

The Fund’s weighting in pharmaceutical and industrial stocks was reduced while its exposure to financial and utility stocks was increased. Boston Advisors also modestly increased the Fund’s exposure to basic material and technology stocks.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 90.45%

Aerospace — 0.82%

Raytheon Company	25,000	$821,000

Automotive — 4.40%

Cummins Inc. (o)	18,100	649,609
Ford Motor Company	95,900	1,053,941
General Motors Corporation	20,000	720,000
Genuine Parts Company	25,000	800,250
Johnson Controls Inc.	13,800	1,181,280

		4,405,080

Banking — 7.69%

Bank of America Corporation	18,000	1,422,540
Bank One Corporation	25,000	929,500
J. P. Morgan Chase & Company	38,300	1,309,094
KeyCorp	40,000	1,010,800
SouthTrust Corporation	33,800	919,360
U.S. Bancorp	45,000	1,102,500
Wells Fargo & Company	20,000	1,008,000

		7,701,794

Chemicals — 2.96%

Cabot Corporation	32,000	918,400
Dow Chemical Company	40,000	1,238,400
RPM International Inc.	59,100	812,625

		2,969,425

Computer Hardware — 0.96%

Hewlett-Packard Company	45,000	958,500

Computer Services — 0.71%

Electronic Data Systems Corporation	33,300	714,285

Consumer Products — 3.22%

Gillette Company	40,000	1,274,400
Procter & Gamble Company	4,000	356,720
Whirlpool Corporation	25,000	1,592,500

		3,223,620

Crude & Petroleum — 1.43%

ExxonMobil Corporation	40,000	1,436,400

Electrical Equipment — 1.86%

General Electric Company	65,000	1,864,200

Electronics — 1.78%

PerkinElmer Inc.	61,300	846,553
Rockwell Automation Inc.	39,400	939,296

		1,785,849

Energy — 7.23%

Energen Corporation	28,000	932,400
Entergy Corporation	35,000	1,847,300
Equitable Resources Inc.	25,000	1,018,500
Exelon Corporation	25,000	1,495,250

	Number of Shares	Value

Questar Corporation	30,000	$1,004,100
UGI Corporation	30,000	951,000

		7,248,550

Food, Beverages & Tobacco — 5.39%

Archer-Daniels-Midland Company	75,000	965,250
Coca-Cola Company	30,000	1,392,300
General Mills Inc.	26,800	1,270,588
J.M. Smucker Company	25,500	1,017,195
Sara Lee Corporation	40,000	752,400

		5,397,733

Insurance — 1.78%

Marsh & McLennan Companies Inc.	35,000	1,787,450

Machinery — 4.85%

Caterpillar Inc.	27,600	1,536,216
Deere & Company	35,000	1,599,500
Pitney Bowes Inc.	45,000	1,728,450

		4,864,166

Manufacturing — 2.77%

3M Company	6,300	812,574
Eaton Corporation	25,000	1,965,250

		2,777,824

Metals & Mining — 1.35%

Alcoa Inc.	20,000	510,000
Worthington Industries Inc.	62,900	842,860

		1,352,860

Misc. Financial Services — 4.33%

Citigroup Inc.	35,000	1,498,000
Fannie Mae	20,000	1,348,800
Morgan Stanley Dean Witter & Company	35,000	1,496,250

		4,343,050

Multi-Line Insurance — 1.91%

Lincoln National Corporation	17,000	605,710
SAFECO Corporation	37,000	1,305,360

		1,911,070

Oil Services — 6.30%

ConocoPhillips	12,000	657,600
Kerr-McGee Corporation	15,000	672,000
Marathon Oil Corporation	29,500	777,325
Occidental Petroleum Corporation	45,000	1,509,750
Schlumberger Ltd.	20,000	951,400
Sunoco Inc.	26,500	1,000,110
WGL Holdings Inc.	27,800	742,260

		6,310,445

Paper & Forest Products — 4.07%

Georgia-Pacific Group	45,000	852,750
International Paper Company	25,000	893,250
MeadWestvaco Corporation	40,000	988,000
Weyerhaeuser Company	25,000	1,350,000

		4,084,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Pharmaceuticals — 8.30%

Abbott Laboratories	30,000	$1,312,800
Bristol-Myers Squibb Company	40,000	1,086,000
Eli Lilly & Company	11,250	775,913
Merck & Company Inc.	38,000	2,300,900
Pfizer Inc.	43,100	1,471,865
Wyeth	30,000	1,366,500

		8,313,978

Printing & Publishing — 1.86%

McGraw-Hill Companies Inc.	30,000	1,860,000

Property-Casualty Insurance — 3.53%

Allstate Corporation	40,000	1,426,000
Chubb Corporation	20,000	1,200,000
St. Paul Companies Inc.	25,000	912,750

		3,538,750

Real Estate — 1.04%

Equity Residential Properties Trust	40,000	1,038,000

Savings and Loan — 0.83%

Washington Mutual Inc.	20,250	836,325

Technology — 1.04%

Monsanto Company	48,000	1,038,720

Telecommunications — 2.71%

BellSouth Corporation	50,000	1,331,500
Verizon Communications Inc.	35,000	1,380,750

		2,712,250

Utilities — 5.33%

Dominion Resources Inc.	30,000	1,928,100
FPL Group Inc.	14,900	996,065
KeySpan Corporation	40,000	1,418,000
Weststar Energy Inc.	61,600	999,768

		5,341,933

Total Domestic Common Stocks
(Identified cost $89,394,394)		90,637,257

	Number of Shares or Principal Amount	Value

Foreign Stocks — 0.86%

Crude & Petroleum — 0.86%

BP Amoco (ADR)	20,600	$865,611

Total Foreign Stocks
(Identified cost $825,314)		865,611

Commercial Paper — 10.04%

UBS Finance Inc. 1.31% due 07/01/03	$10,055,000	10,055,000

Total Commercial Paper
(Identified cost $10,055,000)		10,055,000

Total Investments
(Identified cost $100,274,708)		$101,557,868

Other Assets Less Liabilities — (1.35)%		(1,354,557)

Net Assets — 100%		$100,203,311

(o)	Security, or portion thereof, out on loan at June 30, 2003.
(ADR)	American Depository Receipt.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Growth Fund

SUBADVISER’S COMMENTS

Montag & Caldwell, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Montag & Caldwell, Inc. (“Montag & Caldwell”) is subadviser to the Enterprise Growth Fund. Montag & Caldwell manages approximately $27.9 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Fund is to seek capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 7.84%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.77%. The Fund underperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 11.76%.

How would you describe the investment environment during the period?

The modest economic recovery stalled during the first quarter as war broke out with Iraq, energy costs remained high, labor markets softened and consumer spending slowed. These economic and geopolitical trends contributed to a weak stock market environment during the first quarter of the year.

The stock market surged in the second quarter as investors reacted favorably to the swift resolution of major military action in Iraq and the federal fiscal and monetary stimulus applied to the domestic economy. With exuberance exceeding the fundamentals in many areas, the rebound was strongest in those sectors of the market that had been hit the hardest over the past three years, including utilities, telecom services and information technology. In addition, lower-quality stocks generally outperformed higher-quality issues, as evidenced by the 10.7% average quarterly gain for stocks rated “A” or “B” by Standard and Poor’s compared to a 30% gain for stocks rated “C” or “D.”

What strategies affected Fund performance during the period?

The Fund’s under-weighting in technology and the weak returns experienced by its consumer discretionary holdings were the primary factors in the Fund’s six month return being less than that of the market. Also, many higher-quality issues in the consumer staple and healthcare sectors lagged during the period. Issues that boosted relative returns included Walt Disney Company, Marriott International Inc. Costco Wholesale Corporation, Schlumberger Ltd., Amgen Inc., Masco Corporation and Caterpillar Inc.

What changes were made to the Fund over the period?

Montag did not add any new positions during the first quarter, but used market weakness to increase the Fund’s holdings in Walt Disney Company, Kohl’s Corporation, Microsoft Corporation, Newell Rubbermaid Inc. and Nokia Corporation. Montag trimmed the Fund’s positions in Citigroup, eBay and QUALCOMM.

There were several changes during the second quarter. In the energy area, the Fund sold GlobalSanteFe Corporation and redeployed the funds in Baker Hughes, where Montag & Caldwell sees better diversification within the oil services area. In the technology area, the Fund added First Data Corporation, a transaction processing company; and Oracle Corporation, which provides enterprise software to major corporations. A position was initiated in Omnicom Group, a leading marketing and corporate communications firm. Montag & Caldwell also began a buy program in Genentech

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

SUBADVISER’S COMMENTS — (Continued)

Inc., a biotechnology company with a very promising new product pipeline. Montag & Caldwell sold eBay Inc. as it exceeded its price objective. Existing positions that were added included Gannett Company, Nokia Corporation, QUALCOMM and UPS. Montag trimmed their positions in Amgen Inc., Costco Wholesale Corporation, Electronic Arts Inc., Kohl’s Corporation, Microsoft Corporation, Pfizer Corporation and TransOcean Inc.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 91.69%

Advertising — 1.51%

Omnicom Group Inc.	319,900	$22,936,830

Biotechnology — 4.85%

Amgen Inc. (a)	917,500	60,958,700
Genentech Inc. (a)	174,800	12,606,576

		73,565,276

Building & Construction — 3.02%

Masco Corporation (o)	1,920,090	45,794,147

Computer Services — 1.47%

First Data Corporation (o)	538,000	22,294,720

Computer Software — 4.41%

Electronic Arts Inc. (a)	452,655	33,491,943
Microsoft Corporation	624,100	15,983,201
Oracle Corporation (a)	1,444,000	17,356,880

		66,832,024

Consumer Products — 15.15%

Colgate-Palmolive Company	1,270,330	73,615,623
Gillette Company	1,697,530	54,083,306
Newell Rubbermaid Inc. (o)	1,400,000	39,200,000
Procter & Gamble Company	705,000	62,871,900

		229,770,829

Consumer Services — 2.46%

United Parcel Service Inc.	585,500	37,296,350

Entertainment & Leisure — 3.07%

Walt Disney Company	2,358,000	46,570,500

Food, Beverages & Tobacco — 7.34%

Coca-Cola Company	1,530,000	71,007,300
PepsiCo Inc.	907,300	40,374,850

		111,382,150

Hotels & Restaurants — 2.45%

Marriott International Inc. (Class A) (o)	966,586	37,136,234

Insurance — 2.62%

Marsh & McLennan Companies Inc.	776,600	39,660,962

Machinery — 1.34%

Caterpillar Inc.	363,800	20,249,108

Manufacturing — 3.43%

3M Company	403,300	52,017,634

Media — 3.42%

Gannett Company Inc.	675,800	51,908,198

Medical Instruments — 4.77%

Medtronic Inc.	1,508,425	72,359,147

	Number of Shares or Principal Amount	Value

Misc. Financial Services — 1.83%

Citigroup Inc.	650,000	$27,820,000

Multi-Line Insurance — 3.42%

American International Group Inc.	940,000	51,869,200

Oil Services — 6.86%

Baker Hughes Inc.	500,400	16,798,428
Schlumberger Ltd.	1,500,000	71,355,000
Transocean Sedco Forex Inc.	721,200	15,844,764

		103,998,192

Pharmaceuticals — 12.53%

Eli Lilly & Company	650,000	44,830,500
Johnson & Johnson	1,300,000	67,210,000
Pfizer Inc.	2,283,240	77,972,646

		190,013,146

Retail — 2.36%

Costco Wholesale Corporation (a)	401,255	14,685,933
Kohl’s Corporation (a)	410,000	21,065,800

		35,751,733

Telecommunications — 3.38%

QUALCOMM Inc.	1,432,200	51,201,150

Total Domestic Common Stocks
(Identified cost $1,312,620,246)		1,390,427,530

Foreign Stocks — 3.22%

Wireless Communications — 3.22%

Nokia Corporation (Class A) (ADR)	2,974,800	48,875,964

Total Foreign Stocks
(Identified cost $49,766,435)		48,875,964

Commercial Paper — 1.95%

General Electric Capital Corporation 1.23% due 07/09/03	$17,600,000	17,595,189
General Electric Capital Corporation 1.21% due 07/15/03	1,300,000	1,299,388
General Electric Capital Corporation 1.24% due 07/15/03	3,300,000	3,298,409
General Electric Capital Corporation 1.20% due 07/28/03	2,200,000	2,198,020
General Electric Capital Corporation 1.23% due 07/31/03	5,100,000	5,094,773

Total Commercial Paper
(Identified cost $29,485,779)		29,485,779

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Repurchase Agreement — 3.26%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $49,482,962 Collateral: U.S. Treasury Note $50,075,000 1.75% due 12/31/04 Value $50,476,379	$49,482,000	$49,482,000

Total Repurchase Agreement
(Identified cost $49,482,000)		49,482,000

Value

Total Investments
(Identified cost $1,441,354,460)	$1,518,271,273

Other Assets Less Liabilities — (0.12)%	(1,785,260)

Net Assets — 100%	$1,516,486,013

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS

UBS Global Asset Management (Americas) Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (Americas) Inc. (“UBS”) is subadviser to the Enterprise Growth and Income Fund. UBS manages approximately $32.1 billion for all of its clients and its normal investment minimum is $25 million.

Investment Objective

The objective of the Enterprise Growth and Income Fund is total return through capital appreciation with income as a secondary consideration.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 10.04%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.77%. The Fund underperformed its peer group, the Lipper Large-Cap Core Funds Index, which returned 10.15%.

How would you describe the investment environment during the period?

The investment environment was volatile, and heavily influenced by geopolitical issues revolving around the war in Iraq, which began in the closing weeks of the first quarter. From a fundamental perspective, economic data was suggestive of a gradually recovering economy, with the fits and starts that are typical of early stages of such recoveries. However, with the uncertainties created by these data and by the war, many companies took the opportunity of their year-end earnings reports to lower their official guidance for 2003. As the quarter wore on, and the war loomed, many executives reported that business slowed markedly, as customers deferred decisions pending further clarity on its outcome. A much anticipated war rally did materialize in the days leading up to the commencement of military action, and through the first euphoric reports of easy progress, which put the major indices into the black for a brief time. However, as the war news became mixed, investors took profits, and the quarter closed on a down note.

The market recovered in the second quarter after a very volatile and worrisome period for U.S. investors. Fortunately, UBS was able to position the Fund to take advantage of the return to fundamentals in the market. There continue to be pockets of overvaluation in the market and UBS will position the Fund accordingly. The economic recovery has been mild, but so was the recession. The media and sell side have over-dramatized the depth of the recession. UBS believes that as companies become profitable and cash flow improves, capital spending will follow even though some companies will be burdened by pension funding requirements. UBS believes there is still plenty of opportunity for active management.

During the first four months of the year under Retirement System Investors Inc., the Fund took advantage of temporary dislocations in price created by the volatile market to selectively exit certain positions and add to others. Fund holdings in BP and Tyco International Ltd. were reduced and Raytheon Company was eliminated, all as part of strategies to reduce weaker competitors in selected markets. All three subsequently underperformed the market. Conversely, the Fund took advantage of temporary drops in Forest Laboratories, Inc., Walt Disney Company and Kohl’s Corporation to initiate positions.

UBS became subadviser on May 1, 2003. As a result of the transition to UBS, the portfolio turnover was 103%. Strong performers in May and June included United Technologies Corporation, Masco Corporation and Costco Wholesale Corporation. Masco’s stock price appreciated as concerns of a housing bubble began to subside and the market began

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS — (Continued)

to reward the company for their expansion in the installation services segment. Sector allocation was strong as the Fund benefited from exposure to medical services, construction and electric utilities sectors. UBS’s cautious stance towards media was rewarded, as this area underperformed.

What changes were made to the Fund over the period?

The Fund was restructured by UBS upon becoming subadviser. From a sector standpoint, UBS has identified opportunities in banks, utilities and drug stocks. From a factor standpoint, the period presented no strong underlying themes, as most of the opportunities the market presented were more stock specific in nature.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 97.60%

Advertising — 2.95%

Interpublic Group of Companies Inc.	63,900	$854,982
Omnicom Group Inc.	51,600	3,699,720

		4,554,702

Aerospace — 1.91%

United Technologies Corporation	41,700	2,953,611

Airlines — 0.94%

Continental Airlines Inc. (Class B) (a)	34,700	519,459
Delta Air Lines Inc. (o)	63,900	938,052

		1,457,511

Automotive — 0.78%

Johnson Controls Inc.	14,100	1,206,960

Banking — 9.16%

FleetBoston Financial Corporation	62,800	1,865,788
J. P. Morgan Chase & Company	116,700	3,988,806
Mellon Financial Corporation	60,200	1,670,550
PNC Financial Services Group	31,800	1,552,158
Wells Fargo & Company	100,500	5,065,200

		14,142,502

Biotechnology — 0.52%

Genzyme Corporation (a)	19,200	802,560

Broadcasting — 1.76%

Viacom Inc. (Class B) (a)	62,400	2,724,384

Building & Construction — 3.47%

Martin Marietta Materials Inc.	54,200	1,821,662
Masco Corporation	148,000	3,529,800

		5,351,462

Business Services — 0.60%

Viad Corporation	41,400	926,946

Chemicals — 1.89%

Dow Chemical Company	49,300	1,526,328
Eastman Chemical Company	26,300	832,921
IMC Global Inc.	83,400	559,614

		2,918,863

Computer Hardware — 1.43%

Hewlett-Packard Company	103,900	2,213,070

Computer Services — 1.58%

Computer Sciences Corporation (a)	17,000	648,040
First Data Corporation	43,200	1,790,208

		2,438,248

Computer Software — 2.97%

Microsoft Corporation	179,300	4,591,873

	Number of Shares	Value

Consumer Products — 2.90%

Kimberly-Clark Corporation	43,700	$2,278,518
Newell Rubbermaid Inc.	78,600	2,200,800

		4,479,318

Crude & Petroleum — 1.13%

ExxonMobil Corporation	48,400	1,738,044

Energy — 3.87%

Entergy Corporation	28,100	1,483,118
Exelon Corporation	52,000	3,110,120
Progress Energy Inc.	31,400	1,378,460

		5,971,698

Health Care — 4.58%

Anthem Inc. (a)	32,700	2,522,805
UnitedHealth Group Inc.	90,400	4,542,600

		7,065,405

Manufacturing — 6.68%

American Standard Companies Inc. (a)	37,700	2,787,161
Illinois Tool Works Inc.	51,800	3,411,030
Ingersoll-Rand Company Ltd.	53,000	2,507,960
Pentair Inc.	41,300	1,613,178

		10,319,329

Medical Instruments — 0.44%

Biomet Inc.	23,800	682,108

Medical Services — 0.66%

Baxter International Inc.	39,000	1,014,000

Misc. Financial Services — 7.65%

Citigroup Inc.	139,100	5,953,480
Freddie Mac	62,400	3,168,048
Morgan Stanley Dean Witter & Company	62,800	2,684,700

		11,806,228

Multi-Line Insurance — 2.43%

American International Group Inc.	40,900	2,256,862
Hartford Financial Services Group Inc.	29,600	1,490,656

		3,747,518

Oil Services — 1.88%

ConocoPhillips	41,400	2,268,720
Kerr-McGee Corporation	14,100	631,680

		2,900,400

Paper Products — 0.65%

MeadWestvaco Corporation	40,400	997,880

Pharmaceuticals — 12.14%

Allergan Inc.	51,800	3,993,780
Bristol-Myers Squibb Company	102,400	2,780,160
Cephalon Inc. (a)(o)	34,100	1,403,556

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Johnson & Johnson	96,900	$5,009,730
Sicor Inc. (a)	127,500	2,593,350
Wyeth	65,100	2,965,305

		18,745,881

Printing & Publishing — 0.76%

McGraw-Hill Companies Inc.	18,900	1,171,800

Retail — 2.83%

Costco Wholesale Corporation (a)	56,700	2,075,220
Radioshack Corporation	46,500	1,223,415
TJX Companies Inc.	57,300	1,079,532

		4,378,167

Savings and Loan — 2.67%

Greenpoint Financial Corporation	81,000	4,126,140

Semiconductors — 1.58%

Linear Technology Corporation	45,800	1,475,218
Texas Instruments Inc.	54,600	960,960

		2,436,178

Telecommunications — 1.06%

SBC Communications Inc.	63,900	1,632,645

Transportation — 2.91%

Burlington Northern Santa Fe Corporation	158,200	4,499,208

Travel/Entertainment/Leisure — 1.19%

Royal Caribbean Cruises Ltd.	79,700	1,845,852

Utilities — 4.77%

CMS Energy Corporation (o)	73,100	592,110
Consolidated Edison Inc.	28,900	1,250,792
Dominion Resources Inc.	18,300	1,176,141
FirstEnergy Corporation	74,100	2,849,145
Sempra Energy	52,300	1,492,119

		7,360,307

Wireless Communications — 4.86%

Motorola Inc.	153,800	1,450,334
Nextel Communications Inc. (Class A) (a)	334,900	6,054,992

		7,505,326

Total Domestic Common Stocks
(Identified cost $145,869,098)		150,706,124

	Principal Amount	Value

Repurchase Agreement — 2.17%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $3,349,065 Collateral: U.S. Treasury Note $3,390,000, 1.75% due 12/31/04, Value $3,417,172	$3,349,000	$3,349,000

Total Repurchase Agreement
(Identified cost $3,349,000)		3,349,000

Total Investments
(Identified cost $149,218,098)		$154,055,124

Other Assets Less Liabilities — 0.23%		354,110

Net Assets — 100%		$154,409,234

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise International Growth Fund

SUBADVISER’S COMMENTS

SSgA Funds Management, Inc.

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

SSgA Funds Management, Inc. (“SSgA”) is subadviser to the Enterprise International Growth Fund. SSgA manages approximately $77.8 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Fund is to seek capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 5.34%. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 9.47%. The Fund underperformed its peer group, the Lipper International Funds Index, which returned 9.18%.

How would you describe the investment environment during the period?

The first half continued the extraordinary volatility seen last year in international developed markets. With markets in near-panic mode prior to the declaration of overt hostilities in Iraq in mid-March, market levels have since moved up impressively after an apparently swift resolution to the crisis and aggressive easing by the world’s central banks.

What strategies affected Fund performance during the period?

First, SSgA’s over-weight to financials in the early part of the year hurt performance, only to contribute strongly in the second quarter when some of the more highly leveraged insurance companies that own money managers, rebounded. Stocks like Amvescap, AXA and ING Group ended strongly. Conversely, SSgA sold out of Lloyds TSB Group and Mitsubishi-Tokyo Financial Group, Inc., which had lagged.

Some of the positions within the consumer area did not perform well. Despite having previously reduced the over-weight to Sony Corporation, the announcement that the company was to take restructuring charges hurt the Fund’s performance. The sale of WPP Group proved preemptive, as did that of Celltech Group in the healthcare area and Suez within utilities.

On the other hand, a continuing over-weight in the energy sector to companies exposed to the natural gas price paid off well: EnCana Corporation was a top performing stock over the period. In the latter part of the half, some of the more depressed technology names that SSgA had retained and accumulated at the lowest levels in the Fund — Flextronics International Ltd. and ASML Holding, for example — recovered sharply.

What changes were made to the Fund over the period?

SSgA moved the Fund from an over-weight to an under-weight position in financials, selling out of Lloyds TSB Group and Mitsubishi Tokyo Financial Group, Inc., while adding to Halifax Bank of Scotland, HSBC Holding and ING Group. Within the consumer sector, the Fund sold out of WPP Group and Philips Electronics, reduced weight in Sony Corporation and initiated a new position in Sharp Corporation. The Fund also sold out of Honda Motor Company and bought into LVMH-Moet Hennessy Louis Vuitton, a luxury goods stock. In the tech and telecoms sectors, the Fund added to Nokia and initiated positions in SAP and Telefonica. The Fund sold out of BAE SYSTEMS, moving into Komatsu Ltd. on the industrials side.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

SUBADVISER’S COMMENTS — (Continued)

Generally speaking, SSgA has been increasing its exposure to Japan wherever possible, as SSgA believes this market offers some attractive opportunities at current levels.

As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise International Growth Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Foreign Common Stocks — 98.78%

Canada — 6.36%

Encana Corporation	60,100	$2,306,037
Precision Drilling Corporation (a)(o)	38,800	1,460,983

		3,767,020

Finland — 4.57%

Nokia	164,250	2,704,526

France — 15.21%

AXA	123,589	1,917,219
BNP Paribas (o)	35,322	1,794,714
Louis Vuitton Moet Hennessy (o)	24,420	1,211,060
Sanofi-Synthelabo (o)	32,611	1,909,726
TotalFinaElf	14,400	2,175,981

		9,008,700

Germany — 4.07%

E.On (o)	22,300	1,146,380
SAP	10,700	1,261,801

		2,408,181

Ireland — 2.88%

CRH	108,628	1,702,594

Japan — 14.36%

Advantest	27,400	1,215,189
Canon Inc.	36,600	1,681,181
Komatsu Ltd.	213,000	816,806
NTT DoCoMo Inc.	965	2,091,618
Sharp Corporation	122,000	1,567,271
Sony Corporation	40,100	1,129,907

		8,501,972

Netherlands — 4.87%

ASML Holding (a)	149,804	1,422,544
ING Group	84,219	1,463,139

		2,885,683

	Number of Shares	Value

Singapore — 3.15%

Flextronics International Ltd. (a)	179,700	$1,867,083

Spain — 2.41%

Telefonica (a)	123,100	1,429,045

Switzerland — 14.35%

Nestle	5,757	1,188,040
Novartis	67,637	2,676,715
Swiss Reinsurance	31,100	1,723,313
UBS (o)	52,278	2,908,408

		8,496,476

United Kingdom — 26.55%

Amvescap	274,104	1,897,771
Diageo	155,002	1,661,092
GlaxoSmithKline	120,319	2,437,322
Halifax Bank of Scotland	144,387	1,876,175
HSBC Holdings	98,783	1,171,514
Reed International	138,100	1,153,431
Rio Tinto	93,085	1,757,668
Tesco	346,900	1,259,784
Vodafone Group	1,278,755	2,509,909

		15,724,666

Total Foreign Common Stocks
(Identified cost $57,089,531)		58,495,946

Total Investments
(Identified cost $57,089,531)		$58,495,946

Other Assets Less Liabilities — 1.22%		724,204

Net Assets — 100%		$59,220,150

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.

Industry classifications for the Fund as a percentage of total market value at June 30, 2003 are as follows:

Industry
Banks	8.27%
Computer Software	2.16%
Construction Materials	4.31%
Electronic Equipment & Instruments	15.20%
Food & Beverages	7.01%
Financial Services	10.72%
Insurance	6.23%

Industry
Metals & Mining	3.00%
Oil & Gas	10.16%
Publishing	1.97%
Pharmaceuticals	12.01%
Retail	2.07%
Telecommunications	14.93%
Utilities	1.96%

Total	100.00%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS

Sanford C. Bernstein & Co., LLC

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC (“Bernstein”), which has approximately $11.4 billion in assets under management, is subadviser to the Enterprise Global Financial Services Fund. Bernstein’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation.

2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 17.03%. The Fund outperformed its benchmark, the MSCI World Index, which returned 11.12%. The Fund outperformed its peer group, the Lipper Financial Services Funds Index, which returned 11.67%.

How would you describe the investment environment during the period?

After a dismal start to the year, markets staged a strong recovery in the second quarter, ending three years of a brutal bear market. The rally, which began during the early stages of the Iraq war in March, gathered strength as the market gained confidence about the outlook on the economy and corporate profits. Volatility was very high in the first quarter but abated in the second quarter as risk aversion receded in conjunction with the equity market recovery.

Financial stocks under-performed the broader markets in the first quarter, but participated robustly in the second quarter rally, outperforming the broad market in the first six months of the year. The strongest performance in the period came from companies with balance sheets or earnings perceived as highly geared to capital markets —investment banks and brokers, asset managers and European insurers. Fund holdings that are in the midst of a consolidation or restructuring also delivered strong returns in the first half of 2003. The defensive qualities of the Fund’s retail bank holdings led to out-performance in the first quarter. However, these qualities became less attractive as markets rallied with investors flocking to stocks whose earnings are more geared to an improving economy and equity markets. Currency exposure was a significant contributor to relative performance in the first six months as the U.S. dollar continued to weaken.

Bernstein’s value-oriented investing takes advantage of anxiety. As investor anxiety receded, many of the Fund’s holdings outperformed. Bernstein continues to rely on their research tools to identify attractively valued stocks to replace those that have reached their sell triggers.

What strategies affected Fund performance during the period?

A strong recovery by the Fund’s European insurance holdings helped the Fund’s performance in the first six months. These companies have been taking actions to ease the pressure on their capital positions brought about by large insurance losses as well as losses in their equities portfolio. These actions include selling or hedging equity portfolios, divesting businesses and raising debt or equity and hybrid capital. The rally in equity markets also provided a welcome reprieve to European insurers as their balance sheets still have a not-insignificant gearing to equities. As a result these stocks have outperformed as some of the solvency related “distress discount” the market placed on them receded. The Fund’s U.S. insurance holdings delivered a more mixed performance in the first half. Hartford Financial rallied strongly after the company took a massive charge to bolster reserves for asbestos-related claims. Some of the other insurance holdings, however, lagged the sector in the first six months.

SEMI-ANNUAL REPORT

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS — (Continued)

The Fund’s performance in the first half was also helped by strong gains reported by banks that are in the midst of restructuring or consolidation. The Fund’s retail bank holdings posted good returns in the face of declining markets in the beginning of the year, but lagged the sector when the markets recovered. Their defensive qualities were less attractive to investors who flocked to stocks whose earnings are more geared to an improving economy and equity markets such as money center banks and investments banks and brokers.

What changes were made to the Fund over the period?

During the period, Bernstein sold some Fund holdings that had outperformed and were approaching their sell triggers. This includes some of the Fund’s retail bank holdings. Bernstein also trimmed positions in some stocks that still appear to be attractively valued but where it seemed prudent to limit the absolute exposure to individual securities. The proceeds from these sales and trims were reinvested in other attractively valued banks and insurance companies, including the government sponsored entities, Fannie Mae and Freddie Mac.

On the insurance side, Bernstein added to Fund holdings in several European and U.S. insurers, many of which stand to benefit from the favorable pricing environment. The rebound in the equity market has helped ease the solvency concerns surrounding the European insurers, making them more attractive than before.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

Industry classifications for the Fund as a percentage of total market value at June 30, 2003 are as follows:

Industry
Banking	64.11%
Insurance	28.39%
Misc. Financial Services	5.55%
Savings and Loan	1.95%

Total	100.00%

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Common Stocks — 98.53%

Australia — 7.09%

ANZ Banking Group	76,277	$952,849
Promina Group (a)	171,300	271,365
Westpac Bank Corporation Ltd.	63,000	687,192

		1,911,406

Belgium — 3.51%

Dexia	39,700	499,618
KBC Bancassurance Holdings (o)	11,400	447,549

		947,167

Bermuda — 1.29%

XL Capital Ltd. (Class A)	4,200	348,600

Canada — 10.04%

Bank of Montreal	17,166	545,021
Bank of Nova Scotia Halifax (o)	28,812	1,283,018
Great West Lifeco Inc.	2,600	75,131
Royal Bank Canada (o)	11,600	493,171
Sun Life Financial Services of Canada Inc. (o)	14,900	308,896

		2,705,237

Denmark — 2.35%

Danske Bank	32,600	634,712

France — 9.85%

AGF (Assurances Generales de France) (o)	16,070	661,887
BNP Paribas (o)	10,700	543,668
Caisse Nationale Credit Agricole	27,500	522,598
Societe Generale (a)(o)	14,600	925,398

		2,653,551

Germany — 2.12%

AMB Generali Holding (o)	8,700	570,417

Ireland — 1.80%

Bank of Ireland	40,100	485,773

Italy — 6.06%

Banco Popolare Di Verona e Novara	53,600	732,400
RAS (Riunione Adriaticadi di Sicurta) (o)	23,461	355,866
UniCredito Italiano	114,200	544,190

		1,632,456

Japan — 0.61%

Promise Company	4,400	164,695

Netherlands — 2.26%

ABN Amro Holdings	12,520	239,362
ING Group	21,270	369,524

		608,886

Norway — 1.27%

DnB Holding (o)	69,300	341,280

Singapore — 1.53%

United Overseas Bank	58,592	412,655

	Number of Shares or Principal Amount	Value

Spain — 2.45%

Banco Santander Central Hispano	75,399	$660,582

United Kingdom — 13.75%

Abbey National	31,192	243,083
Bank of Scotland	41,500	1,168,555
CGNU	70,500	491,321
Lloyds TSB Group	78,600	560,139
Old Mutual	370,000	536,243
Royal & Sun Alliance Insurance Group	307,390	706,440

		3,705,781

United States — 32.55%

ACE Ltd.	14,800	507,492
Allstate Corporation	13,800	491,970
Bank of America Corporation	19,400	1,533,182
Comerica Inc.	12,600	585,900
Fannie Mae	9,300	627,192
FleetBoston Financial Corporation (o)	23,210	689,569
Freddie Mac	8,600	436,622
Hartford Financial Services Group Inc.	17,700	891,372
Lehman Brothers Holdings Inc.	3,700	245,976
MetLife Inc.	21,800	617,376
Partnerre Ltd (o)	3,500	178,885
Travelers Property Casualty Corporation	33,000	524,700
Wachovia Corporation	23,100	923,076
Washington Mutual Inc.	12,550	518,315

		8,771,627

Total Common Stocks
(Identified cost $26,799,418)		26,554,825

Repurchase Agreement — 0.40%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $107,002 Collateral: U.S.Treasury Note $110,000, 1.75% due 12/31/04, Value $110,882	$107,000	107,000

Total Repurchase Agreement
(Identified cost $107,000)		107,000

Total Investments
(Identified cost $26,906,418)		$26,661,825

Other Assets Less Liabilities — 1.07%		289,548

Net Assets — 100%		$26,951,373

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.

SEMI-ANNUAL REPORT

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS

Rockefeller & Co., Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Rockefeller & Co., Inc. (“Rockefeller”), which has approximately $3.3 billion in assets under management, is subadviser to the Enterprise Global Socially Responsive Fund. Rockefeller’s normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Fund is total return.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 9.17%. The Fund underperformed its benchmark, the MSCI World Index, which returned 11.12%. The Fund underperformed its peer group, the Lipper Global Funds Index, which returned 9.69%.

How would you describe the investment environment during the period?

The year began with fears of impending war keeping investors and businesses frozen and waiting for developments. Once the war began, the market bottomed in mid-March. Economic signals were mixed with productivity and inflation posting outstanding numbers, but, for the first time, consumer sentiment was negative. Capital spending was sluggish and some sectors of the economy, such as travel and tourism, came to a virtual standstill. During the next three months, the market experienced a sharp upswing as concerns faded about Iraq and the Middle East. Hope of a strong economic recovery was fueled by: low inflation and interest rates, consumer spending, lower oil prices, refinancing, and monetary and fiscal stimulus. But expectations may have been too high as the market retreated in the last days of trading and economic numbers came in weaker than anticipated.

What strategies affected Fund performance during the period?

In a continuation of a strategy that has been in place for several quarters, the Fund is broadly diversified with an under-weight in technology and over-weight in consumer discretionary and healthcare. Technology stocks performed particularly well in the markets, as exemplified by the Nasdaq having a strong showing. Rockefeller continues to be skeptical of a broad-based recovery in IT spending. The Fund’s under-weight in technology hurt performance even though some of the holdings did very well. Canon Inc. and Check Point Software Technologies Ltd. outperformed. Microsoft Corporation lagged, posting a negative return. Rockefeller believes that Microsoft Corporation, with cash on its balance sheet, is in a good position to reward investors in the future. The Fund’s healthcare and financial stocks put in a mixed showing. Several of their holdings including McKesson Corporation, Edwards LifeSciences Corporation, Eli Lilly and Co., Citigroup Inc., BNP Paribas and Sampo Leonia outperformed, but HCA Inc. and AFLAC Inc. underperformed. The largest drag in performance came from energy. Consumer discretionary posted the largest gains in the Fund with names like Samsung Corporation, Target Corporation and Philips Electronics. However, two stocks that the Fund recently purchased were the real stars: Tiffany and Co. and AOL Time Warner.

What changes were made to the Fund over the period?

During the period, Rockefeller made few changes to the Fund. The Fund sold Pearson, the UK publishing company, on concern of a cut back in U.S. school budgets. Pearson derives 60% of its revenues from elementary school

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS — (Continued)

books in the U.S. and, given the budget crises faced by state governments, Rockefeller became concerned that earnings pressure would be greater than anticipated. The Fund also sold Chubb Plc., the UK security company, after rumors of an imminent takeover by United Technology in the U.S. sent the stock higher. The Fund also purchased China Mobil Ltd. and Praxair Inc.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Common Stocks — 89.38%

Bermuda — 1.57%

XL Capital Ltd. (Class A)	950	$78,850

Canada — 1.79%

Alcan Inc. (a)	670	20,964
National Bank of Canada	2,530	69,059

		90,023

Denmark — 1.96%

Danske Bank	5,060	98,517

Finland — 1.55%

Sampo Insurance Company Ltd. (Class A)	10,600	77,776

France — 5.04%

BNP Paribas	2,940	149,382
Schneider Electric	1,160	54,531
STMicroelectronics	2,350	49,272

		253,185

Hong Kong — 0.99%

China Mobile Ltd.	21,000	49,549

Israel — 0.52%

Check Point Software Technologies Ltd. (a)	1,350	26,392

Japan — 3.14%

Canon Inc. (ADR)	800	36,520
ITO EN Ltd.	1,100	36,955
KAO Corporation	2,000	37,264
NTT Corporation	12	47,118

		157,857

Netherlands — 2.27%

Philips Electronics	3,200	60,848
Royal Dutch Petroleum Company (ADR)	1,140	53,147

		113,995

Spain — 1.44%

Telefonica (a)	6,247	72,520

Sweden — 1.50%

Sandvik	2,880	75,336

Switzerland — 1.41%

Novartis	1,790	70,839

United Kingdom — 10.86%

BP Amoco	25,580	178,058
Cadbury Schweppes	15,750	93,393
GlaxoSmithKline	4,760	96,424
Reckitt Benckiser	5,310	97,803
Scottish Power	13,330	80,368

		546,046

	Number of Shares	Value

United States — 55.34%

AFLAC Inc.	4,570	$140,527
Anadarko Petroleum Corporation	2,600	115,622
AOL Time Warner Inc. (a)	4,940	79,485
Bank of America Corporation	1,840	145,415
Bank of Hawaii Corporation	2,040	67,626
Cadence Design Systems Inc. (a)	2,610	31,477
Citigroup Inc.	4,580	196,024
Comcast Corporation (Class A) (a)	2,600	74,958
Costco Wholesale Corporation (a)	1,440	52,704
Diebold Inc.	1,360	58,820
Edwards Lifesciences Corporation (a)	1,580	50,781
Eli Lilly & Company	2,490	171,735
Family Dollar Stores Inc.	2,020	77,063
HCA Inc.	2,730	87,469
Ingersoll-Rand Company Ltd.	1,610	76,185
International Business Machines Corporation	440	36,300
Johnson & Johnson	1,020	52,734
Lexmark International Group Inc. (a)	900	63,693
McKesson Corporation	2,590	92,567
Microsoft Corporation	2,680	68,635
PepsiCo Inc.	3,650	162,425
Pfizer Inc.	5,680	193,972
Praxair Inc.	1,260	75,726
Target Corporation	3,480	131,683
Tiffany & Company	1,800	58,824
UnionBanCal Corporation	1,080	44,680
Wal-Mart Stores Inc.	2,410	129,345
Walt Disney Company	3,730	73,667
WellPoint Health Networks Inc. (a)	2,040	171,972

		2,782,114

Total Common Stocks
(Identified cost $4,300,653)		4,492,999

Preferred Stocks — 2.62%

Korea — 2.62%

Hyundai Motor Company	5,380	68,686
Samsung Electronic	440	62,804

Total Preferred Stocks
(Identified cost $120,133)		131,490

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Repurchase Agreement — 7.64%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $384,007 Collateral: U.S. Treasury Note $390,000, 1.75% due 12/31/04, Value $393,126	$384,000	$384,000

Total Repurchase Agreement
(Identified cost $384,000)		384,000

Certificates of Deposit — 0.40%

SELF-HELP Economic Development Certificate (NCUA Insured) (CDFI) 1.74%, due 08/30/03 (d)(v)	10,339	10,339
South Shore National Bank (FDIC Insured)(CDFI) 1.30%, due 12/26/03 (d)	10,000	10,000

Total Certificates of Deposit
(Identified cost $20,339)		20,339

Value

Total Investments
(Identified cost $4,825,124)	$5,028,828

Other Assets Less Liabilities — (0.04)%	(1,849)

Net Assets — 100%	$5,026,979

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2003.
(v)	Variable rate security; interest rate is as of June 30, 2003.
(ADR)	American Depository Receipt.
(CDFI)	Community Development Financial Institution.
(FDIC)	Federal Deposit Insurance Corporation.
(NCUA)	National Credit Union Administration.

Industry classifications for the Fund as a percentage of total market value at June 30, 2003 are as follows:

Industry
Automotive	1.48%
Banking	12.43%
Business Services	0.79%
Cable	1.62%
Chemicals	1.64%
Computer Hardware	0.78%
Computer Software	4.00%
Consumer Durables	2.11%
Consumer Products	0.81%
Crude & Petroleum	3.65%
Electronics	3.85%
Energy	1.74%
Entertainment & Leisure	1.59%
Food & Beverages	6.33%

Industry
Health Care	3.89%
Insurance	6.43%
Media	1.72%
Manufacturing	3.28%
Medical Services & Products	4.82%
Metals & Mining	0.45%
Misc. Financial Services	4.24%
Oil Services	3.85%
Pharmaceuticals	12.67%
Printing & Publishing	1.38%
Retail	9.72%
Semiconductors	1.07%
Telecommunications	3.66%

Total	100.00%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS

Gabelli Asset Management Company

Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $21.0 billion for institutional clients and whose normal investment minimum is $1 million, is subadviser to the Enterprise Mergers and Acquisitions Fund.

Investment Objective

The objective of the Enterprise Mergers and Acquisitions Fund is to seek capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 6.60%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.77%.

How would you describe the investment environment during the period?

Geopolitical concerns and events dominated investor sentiment during the first quarter of 2003. The weight of impending war with Iraq, high oil prices and the threat of North Korean problems took their toll on U.S. equities. These events, coupled with the corporate “crisis of confidence,” made deals the last thing on the minds of business executives.

The second quarter got off to a fast start, resulting in a good first half. Global M&A activity came in at approximately $550 billion for the first half of 2003. This number continues to be driven by a pickup in European targets. From an industry standpoint, consolidation among financial companies led all sectors in the first half of the year. Globally, the three most active sectors were as follows: financial services, energy and power and telecommunications.

The “potential deals” portion of the Fund had a positive first half. The second quarter witnessed a powerful rally for stocks and the Fund participated.

What strategies affected Fund performance during the period?

Gabelli stuck to their knitting in the M&A portion of the Fund. The Fund will hold cash in the absence of conservative investment deals. Although the Fund put some cash to work as the stock market firmed, it maintained a large cash position through the half, a reflection of Gabelli’s safety first approach.

Gabelli’s strategy of holding a significant position in media and telecommunications stocks in the potential announced deals portion of the Fund paid off nicely. The FCC relaxed many significant restrictions on the ability of broadcast and newspaper conglomerates to both expand into new markets and to extend their reach in the cities where they already had a presence. This ruling was one of the most important industry catalysts, and many of the holdings in these industries had stellar returns. The Fund owned a deal that was announced during this period Allen Telecom, Inc.

What changes were made to the Fund over the period?

Several deals the Fund invested in were completed. Rational Software Corp. was acquired by IBM for $10.50 per share in cash. Autostrade, Europe’s biggest highway operator, was purchased by a group controlled by the Benetton family for 10 euros per share. The Fund purchased additional shares of Allen Telecom, Inc., a maker of wireless network

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS — (Continued)

components. Andrew Corp. acquired Allen for about $500 million in stock and Gabelli sold the Fund’s position before the deal closed. Johnson & Johnson acquired Scios, Inc., a biotechnology company, for $45 per share in cash, and Gabelli sold the Fund’s position in Scios when the deal closed in the second quarter.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Mergers & Acquisitions

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 44.97%

Aerospace — 3.62%

ECC International Corporation	1,000	$4,300
Honeywell International Inc.	12,000	322,200
Northrop Grumman Corporation	7,000	604,030
Sequa Corporation (Class A) (a)	2,000	68,600
Sequa Corporation (Class B)	3,500	144,760
SPS Technologies Inc. (a)	11,500	310,960
Verdian Corporation (a)	50,000	1,744,500

		3,199,350

Automotive — 0.73%

BorgWarner Inc.	5,000	322,000
McGrath Rentcorp	3,000	80,220
Midas Inc. (a)	15,000	181,800
Standard Motor Products Inc.	2,000	22,200
Tenneco Automotive Inc. (a)	12,000	43,200

		649,420

Banking — 0.46%

First Republic Bank (a)	5,000	133,027
Mellon Financial Corporation	10,000	277,500

		410,527

Biotechnology — 0.34%

Amgen Inc. (a)	4,499	298,913

Broadcasting — 1.79%

Fisher Communications Inc. (a)	9,500	464,645
Granite Broadcasting Corporation (a)	59,000	180,540
Gray Television Inc.	15,000	186,000
Paxson Communications Corporation (a)	32,000	191,680
Salem Communications Corporation (Class A) (a)	5,300	106,058
Young Broadcasting Inc. (a)(o)	21,500	454,295

		1,583,218

Building & Construction — 0.10%

Rollins Inc.	4,500	84,825

Cable — 1.27%

Cablevision Systems Corporation (Class A) (a)	54,000	1,121,040

Chemicals — 0.98%

Hercules Inc. (a)	80,000	792,000
MacDermid Inc.	3,000	78,900

		870,900

Computer Hardware — 0.16%

Storagenetworks Inc. (a)	100,000	139,000

Computer Software — 3.72%

BNS Company (Class A) (a)	28,000	140,000
JD Edwards & Company	60,000	859,800
PeopleSoft Inc. (a)	130,000	2,286,700

		3,286,500

	Number of Shares	Value

Consumer Products — 0.64%

The Dial Corporation	29,000	$564,050

Containers/Packaging — 0.29%

Greif Brothers Corporation (Class A)	2,000	46,000
Packaging Dynamics Corporation (a)	29,500	213,580

		259,580

Electrical Equipment — 1.36%

Baldor Electric Company	4,000	82,400
DQE Inc.	35,000	527,450
SL Industries Inc. (a)	26,000	170,300
Thomas & Betts Corporation (a)	20,000	289,000
Thomas Industries Inc.	5,000	135,250

		1,204,400

Electronics — 0.03%

Fargo Electronics Inc. (a)	2,500	24,325

Energy — 2.12%

DPL Inc.	24,000	382,560
Mirant Corporation (a)(o)	30,000	87,000
Northeast Utilities	80,000	1,339,200
SEMCO Energy Inc. (o)	12,000	69,848

		1,878,608

Entertainment & Leisure — 1.46%

Acme Communications Inc. (a)	20,000	152,000
E.W. Scripps Company (Class A)	4,500	399,240
Metro Goldwyn Mayer Inc. (a)	50,000	621,000
Walt Disney Company	6,000	118,500

		1,290,740

Fiber Optics — 0.18%

Belden Inc.	10,000	158,900

Finance — 0.33%

BKF Capital Group Inc. (a)	10,300	224,849
Interactive Data Corporation (a)	4,000	67,600

		292,449

Food, Beverages & Tobacco — 4.12%

Campbell Soup Company	12,000	294,000
Del Monte Foods Company (a)	25,233	223,060
Flowers Foods Inc.	22,500	444,600
H.J. Heinz Company	10,000	329,800
Hershey Foods Corporation	17,000	1,184,220
Horizon Organic Holding Corporation (a)	5,000	118,750
Sensient Technologies Corporation (o)	10,000	229,900
Spartan Stores Inc. (a)(o)	8,000	21,520
Tootsie Roll Industries Inc.	26,000	792,740

		3,638,590

Gaming — 0.69%

Aztar Corporation (a)	18,000	289,980
Park Place Entertainment Corporation (a)	35,000	318,150

		608,130

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers & Acquisitions

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Insurance — 0.11%

Argonaut Group Inc.	7,600	$93,708

Machinery — 0.78%

Flowserve Corporation (a)	15,000	295,050
Tennant Company	6,000	220,500
Watts Industries Inc. (Class A)	10,000	178,500

		694,050

Manufacturing — 0.16%

Myers Industries Inc.	15,000	142,500

Media — 0.36%

Media General Inc. (Class A)	5,500	314,600

Medical Instruments — 0.06%

Young Innovations (a)	2,000	57,000

Medical Services — 1.63%

CIRCOR International Inc.	18,000	320,940
Cobalt Corporation (a)	50,000	1,027,500
Interpore International (a)	7,000	89,110

		1,437,550

Metals & Mining — 0.83%

Fording Canadian Coal Trust (a)(o)	40,000	724,800
WHX Corporation (a)(o)	6,000	12,600

		737,400

Misc. Financial Services — 0.67%

Merrill Lynch & Company Inc.	7,500	350,100
PNC Financial Services Group	2,000	97,620
SWS Group Inc. (o)	7,000	141,050

		588,770

Oil Services — 0.12%

RPC Inc.	10,000	110,045

Pharmaceuticals — 1.11%

Bristol-Myers Squibb Company	36,000	977,400

Printing & Publishing — 1.58%

McClatchy Company (Class A)	2,000	115,240
Pulitzer Inc.	15,000	741,300
Readers Digest Association Inc.	40,000	539,200

		1,395,740

Real Estate — 7.54%

Chateau Communities Inc.	80,000	2,367,200
Griffin Land & Nurseries Inc. (a)(o)	13,600	183,600
Insignia Financial Group Inc. (a)	95,000	1,055,450
RFS Hotel Investors Inc.	233,000	2,870,560
Taubman Centers Inc.	10,000	191,600

		6,668,410

Retail — 0.10%

Lillian Vernon Corporation (a)(o)	12,000	86,640

	Number of Shares	Value

Telecommunications — 2.04%

AT&T Corporation	9,000	$173,250
Centurytel Inc.	4,000	139,400
Cincinnati Bell Inc. (a)	90,000	603,000
Commonwealth Telephone Enterprises Inc. (Class B) (a)	4,500	198,000
D&E Communications Inc. (o)	25,000	286,250
Rural Celluar Corporation (a)(o)	20,000	84,000
Sprint Corporation	22,000	316,800

		1,800,700

Utilities — 1.83%

CH Energy Group Inc. (o)	15,000	675,000
Nstar (o)	10,000	455,500
Southwest Gas Corporation	23,000	487,140

		1,617,640

Wireless Communications — 1.66%

Allen Telecom Inc. (a)(o)	17,500	289,100
AT&T Wireless Services Inc. (a)	30,000	246,300
Dobson Communications Corporation (a)(o)	23,000	125,350
Nextel Communications Inc. (Class A) (a)	5,000	90,400
Price Communications Corporation (a)	42,000	542,220
Sprint PCS (a)	30,000	172,500

		1,465,870

Total Domestic Common Stocks
( Identified cost $38,018,525 )		39,751,488

Foreign Stocks — 5.88%

Apparel & Textiles — 3.33%

Gucci Group (ADR)(o)	30,000	2,940,000

Cable — 0.07%

Rogers Communications Inc. (Class B)	4,000	64,200

Manufacturing — 1.40%

Cooper Industries Ltd. (Class A) (ADR)	30,000	1,239,000

Media — 0.04%

Vivendi Universal (ADR)	2,000	36,880

Medical Services — 0.94%

Centerpulse Ltd. (ADR)	26,000	702,000
Orthofix International (a)	4,000	130,960

		832,960

Wireless Communications — 0.10%

Rogers Wireless Communications (Class B) (a)	5,000	84,500

Total Foreign Stocks
(Identified cost $4,723,323)		5,197,540

SEMI-ANNUAL REPORT

Enterprise Mergers & Acquisitions

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares or Principal Amount	Value

Preferred Stock — 0.90%

Broadcasting — 0.90%

Granite Broadcasting Corporation (a)	1,000	$800,000

Total Preferred Stock
(Identified cost $560,000)		800,000

U.S. Treasury Bills — 41.79%

0.785% due 09/18/03	$8,015,000	8,001,193
0.80% due 09/18/03	3,000,000	2,994,733
1.08% due 11/13/03	3,000,000	2,987,850
0.92% due 12/26/03	5,000,000	4,977,256
1.13% due 07/24/03(o)	16,000,000	15,988,449
1.08% due 07/31/03(o)	2,000,000	1,998,200

Total U.S. Treasury Bills
(Identified cost $36,947,681)		36,947,681

Principal Amount		Value

Repurchase Agreement — 4.81%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $4,250,083 Collateral: U.S. Treasury Note $4,305,000, 1.75% due 12/31/04 Value $4,339,507	$4,250,000	$4,250,000

Total Repurchase Agreement
(Identified cost $4,250,000)		4,250,000

Total Investments
(Identified cost $84,799,529)		$86,946,709

Other Assets Less Liabilities — 1.65%		1,459,499

Net Assets — 100%		$88,406,208

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

SUBADVISER’S COMMENTS

Fred Alger Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $9.8 billion in assets under management, is subadviser to the Enterprise Technology Fund. Alger’s normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Technology Fund is to seek long-term capital appreciation.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 41.48%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 11.77%. The Fund outperformed its peer group, the Lipper Science & Technology Funds Index, which returned 22.48%.

How would you describe the investment environment during the period?

The 2003 New Year brought an end to the positive momentum experienced throughout the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first month of the year. The negative momentum continued into February. Despite solid growth in the manufacturing sector and a substantial drop in unemployment, investors continued to sell, as fear of potential war with Iraq began to trump economic fundamentals. Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February. Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter. Mid and large-cap growth stocks led the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices moving substantially higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq and better-than expected first quarter profits, investors found good reason to get back into the market in April. Stocks of all market capitalizations and styles surged higher during the first month of the quarter. The positive trend continued into May. Despite terrorist attacks in Saudi Arabia and Morocco, as well as large trade deficits, investors chose to focus on rising consumer confidence and upbeat earnings outlooks from tech giants like Computer Associates, IBM and Intuit. Most equity indices moved higher in May, with small-cap growth stocks leading the way. Markets continued to stay out of the red in June. With a larger-than-expected jump in the index of leading economic indicators as well as a 0.25% rate cut on June 25, investors pushed stocks slightly higher during the final month of the quarter.

What strategies affected Fund performance during the period?

During the first six months of the year, the Fund benefited from solid security selection in both the consumer discretionary and information technology sectors. At the stock level, performance benefited most positively from positions in Netflix Inc., XM Satellite Radio Holdings Inc., Amdocs Ltd., Yahoo! Inc. and Amazon.com, Inc. Conversely, the Fund was most negatively impacted by positions in AOL Time Warner Inc., VeriSign Inc., WebMD Corp., Microchip Technology Inc. and Accenture Ltd.

SEMI-ANNUAL REPORT

Enterprise Technology Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

Throughout the first half of the year, the number of Fund holdings increased to approximately 50 stocks, while the cash position increased to approximately 3% of net assets. Significant additions included Apple Computer Inc., E*TRADE Group Inc., TiVo Inc., Veritas Software Co. and WebMD Corp. Significant eliminations included AT&T Corp., Ciena Corp., The Walt Disney Co. and Verizon Communications Inc.

The Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 91.85%

Business Services — 0.99%

Fair, Issac & Company Inc.	13,500	$694,575

Cable — 1.70%

Cablevision Systems Corporation (Class A) (a)	57,500	1,193,700

Computer Hardware — 9.73%

Apple Computer Inc. (a)	39,700	759,064
Cisco Systems Inc. (a)	148,800	2,483,472
Dell Computer Corporation (a)	67,811	2,167,240
EMC Corporation (a)	136,300	1,427,061

		6,836,837

Computer Services — 16.60%

Bisys Group Inc. (a)	75,150	1,380,505
Brocade Communications Systems Inc. (a)	172,400	1,015,436
Network Appliance Inc. (a)	61,000	988,810
Pixar Inc. (a)	35,500	2,159,820
Sina Com (a)	31,350	637,346
Sun Microsystems Inc. (a)	141,125	649,175
Synopsys Inc. (a)	22,500	1,391,625
WebMD Corporation (a)	181,300	1,963,479
Yahoo! Inc. (a)	45,300	1,484,028

		11,670,224

Computer Software — 20.66%

BEA Systems Inc. (a)	127,100	1,380,306
Documentum Inc. (a)	57,400	1,129,058
Legato Systems Inc. (a)	240,350	2,016,536
Microsoft Corporation	120,600	3,088,566
Nuance Communications Inc. (a)	132,800	717,120
Oracle Corporation (a)	98,200	1,180,364
PeopleSoft Inc. (a)	80,000	1,407,200
Seachange International Inc. (a)	111,100	1,059,894
Veritas Software Corporation (a)	57,600	1,651,392
webMethods Inc. (a)	109,800	892,674

		14,523,110

Electronics — 2.01%

Sanmina Corporation (a)	224,100	1,414,071

Entertainment & Leisure — 7.62%

NetFlix Common Inc. (a)	116,150	2,967,632
Sinclair Broadcast Group Inc. (a)	56,100	651,321
Tivo Inc. (a)	142,600	1,736,868

		5,355,821

Finance — 1.65%

E*TRADE Group Inc. (a)	136,400	1,159,400

Media — 6.52%

Spanish Broadcasting Systems Inc. (a)	298,100	2,429,515

	Number of Shares or Principal Amount	Value

XM Satellite Radio Holdings Inc. (a)	194,500	$2,149,225

		4,578,740

Retail — 5.26%

Amazon.com Inc. (a)	41,600	1,517,984
eBay Inc. (a)	13,350	1,390,803
Leapfrog Enterprises Inc. (a)	24,700	785,707

		3,694,494

Semiconductors — 9.67%

Altera Corporation (a)	42,250	692,900
Analog Devices Inc. (a)	20,700	720,774
Applied Materials Inc. (a)	75,300	1,194,258
Broadcom Corporation (Class A) (a)	32,700	814,557
Intel Corporation	68,290	1,419,339
Rambus Inc. (a)	76,700	1,270,919
Teradyne Inc. (a)	39,350	681,149

		6,793,896

Telecommunications — 8.40%

Advanced Fibre Communications (a)	43,750	711,813
Comverse Technology Inc. (a)	132,525	1,991,851
Lucent Technologies Inc. (a)	478,800	971,964
Tekelec (a)	89,550	1,011,915
Tellabs Inc. (a)	184,850	1,214,464

		5,902,007

Wireless Communications — 1.04%

Nextel Communications Inc. (Class A) (a)	40,550	733,144

Total Domestic Common Stocks
(Identified cost $54,197,508)		64,550,019

Foreign Stocks — 5.26%

Telecommunications — 3.58%

Amdocs Ltd. (a)	104,750	$2,514,000

Wireless Communications — 1.68%

Nokia (Class A) (ADR)	72,065	1,184,028

Total Foreign Stocks
(Identified cost $2,654,247)		3,698,028

Agency Obligations — 1.42%

Freddie Mac 0.96% due 07/15/03	$1,000,000	$999,627

Total Agency Obligations
(Identified cost $999,627)		999,627

SEMI-ANNUAL REPORT

Enterprise Technology Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Repurchase Agreement — 1.49%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $1,047,020 Collateral: U.S. Treasury Note $1,060,000, 1.75% due 12/31/04, Value $1,068,496	$1,047,000	$1,047,000

Total Repurchase Agreement
(Identified cost $1,047,000)		1,047,000

Total Investments
(Identified cost $58,898,382)		$70,294,674

Other Assets Less Liabilities — (0.02)%		(11,582)

Net Assets — 100%		$70,283,092

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

SUBADVISER’S COMMENTS

Wellington Management Company, LLP

Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $337 billion for institutional clients and whose usual investment minimum for this investment objective is $25 million, is subadviser to the Enterprise Managed Fund.

Investment Objective

The objective of the Enterprise Managed Fund is to seek growth of capital over time.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 8.66%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.77%. The Fund underperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 9.73%

How would you describe the investment environment during the period?

Following strong returns from fourth quarter 2002, investors entered 2003 with hope of the first annual positive return for the broad equity market since 1999. The first quarter provided no such relief. A number of concerns kept many investors on the sidelines. Concerns ranged from the geopolitical, as the U.S. began war with Iraq, to the economy, where the recovery seemed muted at best; additionally, deteriorating fundamentals in many industries and poor weather added to the lack of conviction among investors. The second quarter saw broad and robust gains in the equity market, led by information technology stocks. With equities languishing at three-year lows and a lack of compelling alternative investments, market sentiment for equities turned positive. Additionally, many companies used the economic downturn to clean up their balance sheets, and reduced their workforces to the point where they should perform well when the economy does rebound. Frustrated by the seemingly slow pace of economic pick-up, the Federal Reserve cut the discount rate an additional 0.25% in June.

What strategies affected Fund performance during the period?

In the aggregate, Wellington’s asset allocation positioning contributed modestly to relative results during the period. Heading into 2003, Wellington maintained the Fund with an under-weight to equities, believing that there would be disappointing news on the economic front and a growing certainty of war. This under-weight positioning positively impacted performance during the first quarter. After a rally in early January, equity markets faded until the second week in March due to the rising likelihood of war, a steady stream of poor global economic news and persistent outflows from equity mutual funds. In February, Wellington eliminated the equity under-weight as general sentiment regarding the war and its likely outcome pointed to a possible equity rally. As March progressed, this equity rally materialized and was quite strong. Consequently, the Fund’s over-weight to equities positively benefited performance.

The Fund also benefited from strength in the consumer discretionary sector, where AOL Time Warner rose sharply on asset sales intended to strengthen its balance sheet and improve fundamentals. Another strong media related name was Omnicom. This stock continued to benefit from its strong competitive position in a modestly positive environment for advertising spending. In the retailing sub-sector of the consumer discretionary sector, Michael’s Stores stands out as a strong contributor to performance. The stock continues to perform well due to continued progress with its automated inventory system.

SEMI-ANNUAL REPORT

Enterprise Managed Fund

SUBADVISER’S COMMENTS — (Continued)

Weak stock selection in the information technology sector negatively impacted performance for the period. Specifically, Texas Instruments Inc. and Microsoft Corporation were weak for the period. Despite the fact that the information technology sector led the market for the period, investors preferred more speculative names with greater leverage to an economic recovery.

What changes were made to the Fund over the period?

The Fund began the year with an under-weight to equities, which proved to be additive to performance during the equity market decline in January and February. The strong equity market rally that began in March saw the Fund with a neutral-to-slight over-weight to equities. As the period progressed, the Fund gradually built an over-weight equity position. The Fund ended the period with a slight over-weight to equities.

In the equity portion of the Fund, Wellington has begun to increase cyclical exposure. In particular, Wellington added several new positions in the technology and consumer discretionary sectors, such as Analog Devices, Applied Materials Inc., Target Corporation, Lamar Advertising Company and The Gap Inc. Wellington funded these purchases by reducing the over-weight to healthcare via sales of HCA Inc. and Baxter International Inc. and increasing the under-weight to financials via sales of Federated Investors and UnionBanCal Corporation.

In the fixed-income portion of the Fund, Wellington continues to under-weight exposure to government securities and continues to over-weight the mortgage-backed and corporate sectors. This over-weight to the corporate sector, however, has been reduced as the corporate bond yield spread to Treasuries has narrowed while corporations improve their balance sheets.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 66.43%

Advertising — 0.99%

Catalina Marketing Corporation (a)	10,200	$180,030
Lamar Advertising Company (a)	11,300	397,873
Omnicom Group Inc.	8,900	638,130

		1,216,033

Aerospace — 1.53%

General Dynamics Corporation	7,000	507,500
Lockheed Martin Corporation	18,900	899,073
United Technologies Corporation	6,700	474,561

		1,881,134

Airlines — 0.16%

Jetblue Airways Corporation (a)(o)	4,550	192,419

Apparel & Textiles — 0.37%

Liz Claiborne Inc.	8,100	285,525
Mohawk Industries Inc. (a)	3,100	172,143

		457,668

Automotive — 0.26%

O’Reilly Automotive Inc. (a)(o)	9,700	323,883

Banking — 3.21%

Bank of America Corporation	15,600	1,232,868
Bank of Hawaii Corporation	6,300	208,845
Bank One Corporation	26,700	992,706
Banknorth Group Inc.	11,900	303,688
Sovereign Bancorp Inc. (o)	15,300	239,445
Wachovia Corporation	24,000	959,040

		3,936,592

Biotechnology — 0.12%

Genzyme Corporation (a)	3,500	146,300

Broadcasting — 0.42%

Univision Communications Inc. (Class A) (a)(o)	13,800	419,520
Westwood One Inc. (a)	2,700	91,611

		511,131

Building & Construction — 0.70%

D.R. Horton Inc.	10,800	303,480
Masco Corporation	23,400	558,090

		861,570

Business Services — 0.60%

Aramark Corporation (Class B) (a)	7,700	172,634
Automatic Data Processing Inc.	8,800	297,968
ChoicePoint Inc. (a)	7,800	269,256

		739,858

	Number of Shares	Value

Cable — 0.99%

Comcast Corporation (Class A) (a)	36,000	$1,037,880
EchoStar Communications Corporation (Class A) (a)	5,200	180,024

		1,217,904

Chemicals — 0.94%

Cabot Microelectronics Corporation (a)(o)	8,400	423,948
Du Pont (E. I.) de Nemours & Company	14,800	616,272
Praxair Inc.	1,800	108,180

		1,148,400

Computer Hardware — 2.82%

CDW Corporation (a)	2,100	96,180
Cisco Systems Inc. (a)	70,300	1,173,307
Hewlett-Packard Company	52,500	1,118,250
International Business Machines Corporation	13,000	1,072,500
Seagate Technology (a)(d)	5,700	—

		3,460,237

Computer Services — 1.02%

Checkfree Corporation (a)(o)	6,500	180,960
Manhattan Associates Inc. (a)(o)	4,300	111,671
Sungard Data Systems Inc. (a)	33,100	857,621
Symantec Corporation (a)	2,400	105,264

		1,255,516

Computer Software — 3.42%

Adobe Systems Inc.	6,300	202,041
Cadence Design Systems Inc. (a)	13,353	161,037
Intuit Inc. (a)	10,500	467,565
Microsoft Corporation	114,200	2,924,662
PeopleSoft Inc. (a)	13,100	230,429
Siebel Systems Inc. (a)	10,500	100,170
Verity Inc. (a)(o)	8,500	107,610

		4,193,514

Consumer Products — 1.47%

Gillette Company	29,200	930,312
Procter & Gamble Company	9,800	873,964

		1,804,276

Containers/Packaging — 0.36%

Pactiv Corporation (a)	22,200	437,562

Crude & Petroleum — 2.23%

ChevronTexaco Corporation	13,700	989,140
ExxonMobil Corporation	48,800	1,752,408

		2,741,548

Electrical Equipment — 1.72%

General Electric Company	73,500	2,107,980

SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Electronics — 0.18%

Sanmina-SCI Corporation (a)	35,600	$224,636

Energy — 1.17%

Chesapeake Energy Corporation	30,700	310,070
Cinergy Corporation	7,400	272,246
Exelon Corporation	11,400	681,834
Swift Energy Company (a)(o)	15,600	171,600

		1,435,750

Finance — 1.16%

Capital One Financial Corporation	4,300	211,474
E*TRADE Group Inc. (a)	16,700	141,950
Legg Mason Inc.	13,100	850,845
Providian Financial Corporation (a)	23,200	214,832

		1,419,101

Food, Beverages & Tobacco — 3.43%

Altria Group Inc.	13,100	595,264
Coca-Cola Company	24,500	1,137,045
Coca-Cola Enterprises Inc.	27,100	491,865
Constellation Brands Inc. (a)	12,000	376,800
General Mills Inc.	14,400	682,704
PepsiCo Inc.	20,700	921,150

		4,204,828

Gaming — 0.20%

International Game Technology (a)	2,350	240,475

Health Care — 1.00%

Anthem Inc. (a)	4,430	341,774
Oxford Health Plans Inc. (a)	6,800	285,804
Triad Hospitals Inc. (a)(o)	16,300	404,566
WellPoint Health Networks Inc. (a)	2,300	193,890

		1,226,034

Hotels & Restaurants — 1.24%

Brinker International Inc. (a)	19,400	698,788
Darden Restaurants Inc.	6,900	130,962
McDonald’s Corporation	25,600	564,736
Starbucks Corporation (a)	5,440	133,389

		1,527,875

Insurance — 0.92%

Gallagher Arthur J & Company	10,700	291,040
Marsh & McLennan Companies Inc.	16,300	832,441

		1,123,481

Manufacturing — 1.17%

3M Company	4,300	554,614
Danaher Corporation	2,100	142,905
ITT Industries Inc.	11,300	739,698

		1,437,217

Media — 1.78%

AOL Time Warner Inc. (a)	97,100	1,562,339
Gannett Company Inc.	8,100	622,161

		2,184,500

	Number of Shares	Value

Medical Instruments — 1.35%

Diagnostic Products Corporation (o)	3,000	$123,150
Edwards Lifesciences Corporation (a)	13,900	446,746
Guidant Corporation	11,220	498,056
Henry Schein Inc. (a)	3,500	183,190
Waters Corporation (a)	8,900	259,257
Zimmer Holdings Inc. (a)	3,300	148,665

		1,659,064

Medical Services — 1.54%

Cardinal Health Inc.	12,500	803,750
IMS Health Inc.	23,000	413,770
Laboratory Corporation of America Holdings (a)(o)	6,180	186,327
Lincare Holdings Inc. (a)	2,400	75,624
Quest Diagnostics Inc. (a)(o)	6,400	408,320

		1,887,791

Metals & Mining — 0.72%

Alcoa Inc.	34,900	889,950

Misc. Financial Services — 3.80%

Ambac Financial Group Inc.	4,550	301,438
Citigroup Inc.	61,700	2,640,760
Countrywide Credit Industries Inc.	6,630	461,249
Merrill Lynch & Company Inc.	27,100	1,265,028

		4,668,475

Multi-Line Insurance — 1.60%

American International Group Inc.	32,700	1,804,386
Brown & Brown Inc. (o)	5,100	165,750

		1,970,136

Oil Services — 1.61%

Apache Corporation	1,995	129,795
EOG Resources Inc.	18,800	786,592
GlobalSantaFe Corporation	7,300	170,382
Halliburton Company	6,800	156,400
Schlumberger Ltd.	15,500	737,335

		1,980,504

Paper Products — 0.45%

International Paper Company	15,600	557,388

Pharmaceuticals — 7.49%

Abbott Laboratories	31,500	1,378,440
Albany Molecular Research Inc. (a)(o)	22,700	342,770
Caremark Rx Inc. (a)	13,200	338,976
Eli Lilly & Company	17,800	1,227,666
IDEC Pharmaceuticals Corporation (a)	13,300	452,200
King Pharmaceuticals Inc. (a)	19,400	286,344
Pfizer Inc.	79,300	2,708,095
Schering-Plough Corporation	37,700	701,220
Watson Pharmaceuticals Inc. (a)	6,500	262,405
Wyeth	32,800	1,494,040

		9,192,156

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Property-Casualty Insurance — 0.94%

St. Paul Companies Inc.	13,700	$500,187
Travelers Property Casualty Corporation (Class B)	41,700	657,609

		1,157,796

Retail — 4.62%

American Eagle Outfitters Inc. (a)	7,700	141,218
Bed Bath & Beyond Inc. (a)	4,300	166,883
Chico’s FAS Inc. (a)(o)	11,500	242,075
CVS Corporation	12,100	339,163
Fastenal Company (o)	3,200	108,608
Gap Inc.	32,700	613,452
Home Depot Inc.	34,400	1,139,328
Interactivecorp (a)(o)	15,600	617,292
Linens ’n Things Inc. (a)(o)	2,100	49,581
Michaels Stores Inc. (a)	13,300	506,198
Pacific Sunwear of California (a)(o)	7,800	187,902
Target Corporation	7,200	272,448
Wal-Mart Stores Inc.	23,900	1,282,713

		5,666,861

Semiconductors — 3.51%

Analog Devices Inc. (a)	11,700	407,394
Applied Materials Inc. (a)	41,200	653,432
Emulex Corporation (a)	4,700	107,019
Fairchild Semiconductor International (Class A) (a)(o)	17,200	219,988
Integrated Circuit Systems Inc. (a)	12,650	397,590
Intel Corporation	62,800	1,305,235
International Rectifier Corporation (a)	20,000	536,400
Lattice Semiconductor Corporation (a)(o)	7,900	65,017
Novellus Systems Inc. (a)	7,100	260,009
Texas Instruments Inc.	14,400	253,440
Xilinx Inc. (a)	4,100	103,771

		4,309,295

Telecommunications — 1.26%

Converse Technology Inc. (a)	8,600	129,258
SBC Communications Inc.	47,200	1,205,960
Tekelec (a)	18,200	205,660

		1,540,878

Transportation — 0.86%

EGL Inc. (a)(o)	19,400	294,880
FedEx Corporation	12,338	765,326

		1,060,206

Travel/Entertainment/Leisure — 0.13%

Polaris Industries Inc. (o)	2,500	153,500

Utilities — 0.33%

FPL Group Inc.	6,100	407,785

	Number of Shares or Principal Amount	Value

Waste Management — 0.56%

Waste Management Inc.	28,500	$686,565

Wireless Communications — 0.08%

Nextel Communications Inc. (Class A) (a)	5,700	103,056

Total Domestic Common Stocks
(Identified cost $80,002,666)		81,548,828

Foreign Stocks — 0.52%

Technology — 0.52%

Accenture Ltd. (a)	35,700	645,813

Total Foreign Stocks
(Identified cost $619,021)		645,813

Corporate Bonds and Notes — 8.36%

Aerospace — 0.13%

McDonnell Douglas Corporation 6.875% due 11/01/06	$75,000	83,525
United Technologies Corporation 7.125% due 11/15/10	61,000	73,595

		157,120

Airlines — 0.22%

American Airlines Inc. 7.024% due 10/15/09	75,000	71,598
American Airlines Pass Through Trust 3.857% due 07/01/10	15,000	15,000
Continental Airlines 6.703% due 06/15/21	116,395	112,831
Delta Air Lines Inc. 7.111% due 09/18/03	75,000	76,058

		275,487

Banking — 0.27%

First Union National Bank 7.875% due 02/15/10	100,000	122,502
NCNB Corporation 10.20% due 07/15/15	50,000	74,110
People’s Bank 9.875% due 11/15/10	30,000	36,367
Popular North America Inc. 6.625% due 01/15/04	100,000	102,719

		335,698

Broadcasting — 0.09%

Clear Channel Communications 6.00% due 11/01/06	50,000	54,751
Liberty Media Corporation 7.75% due 07/15/09	50,000	58,246

		112,997

SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Building & Construction — 0.26%

Centex Corporation 5.80% due 09/15/09	$125,000	$137,289
Lennar Corporation 7.625% due 03/01/09	20,000	23,719
Lennar Corporation 5.95% due 03/01/13	20,000	21,889
Masco Corporation 5.875% due 07/15/12	50,000	55,526
Pulte Homes Inc. 6.25% due 02/15/13	75,000	83,203

		321,626

Cable — 0.22%

Cox Communications Inc. 7.125% due 10/01/12	50,000	59,707
TCI Communications Inc. 8.75% due 08/01/15	50,000	64,821
TCI Communications Inc. 7.125% due 02/15/28	50,000	55,120
USA Networks Inc. 6.75% due 11/15/05	80,000	87,215

		266,863

Chemicals — 0.17%

Chevron Phillips Chemical 7.00% due 03/15/11	75,000	87,308
Dow Chemical Company 6.00% due 10/01/12	50,000	54,394
Monsanto Company 7.375% due 08/15/12	50,000	59,617

		201,319

Computer Services — 0.03%

Computer Sciences Corporation 7.375% due 06/15/11	30,000	36,481

Electrical Equipment — 0.03%

Oncor Electric Delivery Company 6.375% due 05/01/12	30,000	34,246

Energy — 0.93%

Alabama Power Company 5.875% due 12/01/22	70,000	75,104
Alliant Energy Resources Inc. 9.75% due 01/15/13	25,000	32,195
American Electric Power Inc. 6.125% due 05/15/06	100,000	109,615
Calenergy Inc. 7.52% due 09/15/08	30,000	35,804
Carolina Power & Light Company 5.95% due 03/01/09	25,000	28,150
Consolidated Natural Gas Company 5.375% due 11/01/06	50,000	54,207
Florida Power & Light Company 5.85% due 02/01/33	25,000	26,783
Florida Power Corporation 5.90% due 03/01/33	50,000	53,490

	Principal Amount	Value
Keyspan Corporation 6.15% due 06/01/06	$40,000	$44,467
NSTAR 8.00% due 02/15/10	75,000	92,038

Old Dominion Electric Cooperative 6.25% due 06/01/11	105,000	120,245
Peco Energy Company 4.75% due 10/01/12	30,000	31,409
Pennsylvania Electric Company 6.625% due 04/01/19	25,000	27,461
PSEG Power 7.75% due 04/15/11	75,000	89,490
Scana Corporation 6.25% due 02/01/12	30,000	34,053
Schlumberger Technology Corporation 6.50% due 04/15/12 (144A)	125,000	145,129
South Carolina Electric & Gas Company 5.80% due 01/15/33	45,000	47,964
Southern California Gas Company 4.80% due 10/01/12	50,000	52,550
Wisconsin Energy Corporation 6.50% due 04/01/11	35,000	40,073

		1,140,227

Finance — 0.26%

Erac USA Finance Company 8.00% due 01/15/11 (144A)	90,000	107,226
Newcourt Credit Group Inc. 6.875% due 02/16/05	150,000	160,684
PPL Capital Funding Inc. 6.79% due 11/22/04	50,000	53,302

		321,212

Food, Beverages & Tobacco — 0.34%

Altria Group Inc. 7.75% due 01/15/27	25,000	26,796
Archer Daniels Midland Company 8.875% due 04/15/11	30,000	39,233
Kraft Foods Inc. 4.625% due 11/01/06	35,000	37,173
Pepsi Bottling Group Inc. 7.00% due 03/01/29	85,000	103,488
Tyson Foods Inc. 6.625% due 10/01/04	50,000	51,827
Unilever Capital Corporation 5.90% due 11/15/32	70,000	75,370
Whitman Corporation 6.50% due 02/01/06	75,000	82,473

		416,360

Gaming — 0.05%

International Game Technology 8.375% due 05/15/09	55,000	67,474

Insurance — 0.25%

Amerus Group Company 6.95% due 06/15/05	50,000	51,060
Liberty Mutual Insurance Company 7.697% due 10/15/2097 (144A)	60,000	44,138

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Prudential Insurance Company America 6.375% due 07/23/06 (144A)	$100,000	$111,844
RenaissanceRe Holdings Ltd. 5.875% due 02/15/13	90,000	95,737

		302,779

Machinery — 0.05%

Caterpillar Inc. 6.55% due 05/01/11 (o)	50,000	59,109

Media — 0.14%

AOL Time Warner Inc. 7.70% due 05/01/32	150,000	175,115

Medical Services — 0.05%

Cardinal Health Inc. 6.25% due 07/15/08	30,000	34,581
Cardinal Health Inc. 7.00% due 10/15/26	25,000	30,098

		64,679

Metals & Mining — 0.07%

Alcoa Inc. 6.50% due 06/01/11	75,000	87,311

Misc. Financial Services — 1.62%

American Express Credit Corporation
7.20% due 09/17/07	125,000	136,549
Canadian Oil Sands Ltd. 7.90% due 09/01/21 (144A)	50,000	56,316
Citigroup Inc. 7.25% due 10/01/10	180,000	218,091
Ford Motor Credit Company 7.25% due 10/25/11 (o)	225,000	231,316
General Electric Capital Corporation 6.125% due 02/22/11	180,000	205,253
General Electric Capital Corporation 6.75% due 03/15/32	100,000	116,956
General Motors Acceptance Corporation 6.875% due 08/28/12	175,000	174,590
Goldman Sachs Group Inc. 6.875% due 01/15/11	100,000	117,995
Hartford Financial Services Group Inc. 7.90% due 06/15/10	50,000	60,962
Household Finance Corporation 6.375% due 10/15/11	165,000	187,615
Household Finance Corporation 7.625% due 05/17/32	15,000	19,014
Merrill Lynch & Company Inc. 6.00% due 02/17/09	200,000	224,832
Morgan Stanley Group Inc. 6.75% due 04/15/11	200,000	233,936

		1,983,425

Multi-Line Insurance — 0.40%

American Financial Group Inc. 7.125% due 04/15/09	25,000	25,374
American General Corporation 7.50% due 08/11/10	175,000	216,116

	Principal Amount	Value

John Hancock Global Funding 7.90% due 07/02/10 (144A)	$200,000	$246,754

		488,244

Oil Services — 1.05%

Burlington Resources Financial Company 7.40% due 12/01/31	75,000	93,830
Canadian Natural Resources Ltd. 6.45% due 06/30/33	75,000	84,604
ChevronTexaco Capital Company 3.50% due 09/17/07	75,000	77,941
Conagra Inc. 7.875% due 09/15/10	100,000	126,207
Devon Funding Corporation 6.875% due 09/30/11	100,000	117,303
Duke Energy Field Services 5.75% due 11/15/06	35,000	37,278
Energen Corporation 7.625% due 12/15/10	50,000	55,180
Kinder Morgan Energy Partners 6.75% due 03/15/11	80,000	93,027
Kinder Morgan Inc. 6.50% due 09/01/12	170,000	194,871
Motiva Enterprises 5.20% due 09/15/12 (144A)	125,000	132,235
Murphy Oil Corporation 6.375% due 05/01/12	50,000	57,630
Northern Border Partners 8.875% due 06/15/10	40,000	48,768
Tosco Corporation 7.625% due 05/15/06	70,000	79,399
Valero Energy Corporation 7.50% due 04/15/32	80,000	90,687

		1,288,960

Paper Products — 0.19%

International Paper Company 6.75% due 09/01/11	100,000	115,662
Mead Corporation 7.35% due 03/01/17	25,000	29,461
Temple Inland Inc. 7.875% due 05/01/12	50,000	59,641
Willamette Industries Inc. 7.00% due 02/01/18	25,000	28,525

		233,289

Pharmaceuticals — 0.12%

Bristol Myers Squibb Company 4.75% due 10/01/06	30,000	32,290
Wyeth 6.25% due 03/15/06	100,000	110,883

		143,173

Property-Casualty Insurance — 0.32%

Ace Capital Trust 9.70% due 04/01/30	100,000	134,764
Everest Reinsurance Holdings Inc. 8.50% due 03/15/05	50,000	54,392

SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Fidelity National Financial Inc. 7.30% due 08/15/11	$40,000	$46,450
Mercury General Corporation 7.25% due 08/15/11	75,000	84,810
W.R. Berkley Corporation 5.875% due 02/15/13	30,000	31,906
W.R. Berkley Corporation 8.70% due 01/01/22	35,000	43,565

		395,887

Real Estate — 0.27%

AMB Property 7.50% due 06/30/18	70,000	80,206
Duke Realty Limited Partnership 5.25% due 01/15/10	50,000	53,370
Health Care Property Investments Inc. 6.00% due 03/01/15	50,000	51,835
Liberty Property Trust 8.50% due 08/01/10	50,000	62,819
Spieker Properties 7.25% due 05/01/09	75,000	87,383

		335,613

Retail — 0.34%

Kohl’s Corporation 6.00% due 01/15/33	70,000	75,726
Lowe’s Companies Inc. 6.50% due 03/15/29	125,000	141,758
Staples Inc. 7.375% due 10/01/12	50,000	59,188
Target Corporation 5.40% due 10/01/08	70,000	78,438
Wal-Mart Stores Inc. 8.00% due 09/15/06	50,000	58,862

		413,972

Telecommunications — 0.44%

Alltel Corporation 7.00% due 07/01/12	75,000	91,035
Ameritech Capital Funding Corporation 6.45% due 01/15/18	35,000	40,682
AT&T Corporation 7.80% due 11/15/03	100,000	114,311
CenturyTel Inc. 7.875% due 08/15/12	25,000	31,551
SBC Communications Inc. 5.875% due 08/15/12	50,000	56,368
Verizon Global Funding Corporation 7.375% due 09/01/12 (o)	170,000	207,350

		541,297

Wireless Communications — 0.05%

AT&T Wireless Services Inc. 8.75% due 03/01/31	50,000	61,803

Total Corporate Bonds and Notes
(Identified cost $9,460,727)		10,261,766

	Principal Amount	Value

Foreign Bonds — 0.79%

Banking — 0.09%

Bayerische Landesbank Girozentrale 5.65% due 02/01/09	$35,000	$39,266
National Australia Bank Ltd. 8.60% due 05/19/10	25,000	32,317
Royal Bank of Scotland Group 6.375% due 02/01/11	35,000	40,560

		112,143

Chemicals — 0.02%

Potash Corporation Saskatchewan Inc. 7.75% due 05/31/11	25,000	30,729

Insurance — 0.09%

XL Capital Finance Europe 6.50% due 01/15/12	100,000	114,366

Manufacturing — 0.05%

Norsk Hydro 7.15% due 11/15/25	50,000	61,077

Oil Services — 0.14%

Pemex Project Funding Master Trust 9.125% due 10/13/10	90,000	108,900
Petroleos Mexicanos 9.50% due 09/15/27	50,000	61,750

		170,650

Telecommunications — 0.32%

British Telecommunications 8.375% due 12/15/10	50,000	63,234
Deutsche Telekom International 8.50% due 06/15/10	25,000	30,710
France Telecom 9.25% due 03/01/11	100,000	125,857
Singapore Telecommunications 7.375% due 12/01/31 (144A)	140,000	170,968

		390,769

Wireless Communications — 0.08%

Vodafone Airtouch 7.75% due 02/15/10	50,000	61,521
Vodafone Airtouch 7.875% due 02/15/30	25,000	32,206

		93,727

Total Foreign Bonds
(Identified cost $879,810)		973,461

Asset-Backed Securities — 1.53%

Automotive — 0.84%

Capital Auto Receivables, Series 2002-1, Class A4, 4.16% due 07/16/07	200,000	208,785
Capital One Auto Financial Trust, Series 2002-B, Class A4, 3.32% due 04/15/09	250,000	259,016

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Daimlerchrysler Auto Trust, Series 2002-B, Class A4, 3.53% due 12/06/07	$200,000	$207,594
Honda Auto Receivables Owner Trust, Series 2002-3, Class A4, 3.61% due 12/18/07	135,000	140,605
Nissan Auto Receivables Trust, Series 2002-B, Class A4, 4.60% due 09/17/07	200,000	211,070

		1,027,070

Banking — 0.18%

MBNA Credit Card Master Trust, Series 2002-A1, Class A1, 4.95% due 06/15/09 (o)	200,000	218,154

Finance — 0.17%

Onyx Acceptance Owner Trust, Series 2001-D, Class A4, 4.32% due 10/15/08	200,000	208,654

Misc. Financial Services — 0.17%

Citibank Credit Card Issuance Trust, Series 2001, Class A8, 4.10% due 12/07/06	200,000	207,780

Utilities — 0.17%

Massachusetts Special Purpose Trust, Series 1999-1, Class A3, 6.62% due 03/15/07	200,000	212,878

Total Asset-Backed Securities
(Identified cost $1,826,734)		1,874,536

Collateralized Mortgage Obligations — 1.70%

Misc. Financial Services — 1.70%

Asset Securitization Corporation, Series 1997-D4, Class A1D, 7.49% due 04/14/29	155,000	180,414
Bear Stearns Commerical Mortgage Securities Inc., Series 2001-TOP2, Class A2, 6.48% due 02/15/35	200,000	233,384
Chase Commercial Mortgage Securities Corporation, Series 1998-2, Class A2, 6.39% due 11/18/30	145,000	166,900
Morgan Stanley Dean Witter Capital Corporation, Series 1998-WF1, Class A2, 6.55% due 03/15/30	200,000	228,766
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP1, Class A4, 6.66% due 02/15/33	75,000	88,244
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP3, Class A4, 6.39% due 07/15/33	200,000	232,526

	Principal Amount	Value

Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP5, Class A4, 6.39% due 10/15/35	$200,000	$232,638
Morgan Stanley Dean Witter Capital Corporation, Series 2002 HQ, Class A3, 6.51% due 04/15/34	45,000	52,866
Morgan Stanley Dean Witter Capital Corporation, Series 2002-TOP7, Class A2, 5.98% due 01/15/39	200,000	227,503
Nomura Asset Securities Corporation, Series 1998-D6, Class A1B, 6.59% due 03/15/30	200,000	231,070
UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462% due 03/15/31	180,000	210,138

		2,084,449

Total Collateralized Mortgage Obligations
(Identified cost $1,974,755 )		2,084,449

U.S. Treasury Obligations — 2.10%

U.S. Treasury Bill — 0.04%

0.83% due 09/11/03 (p)	50,000	49,917

U.S. Treasury Bonds — 1.18%

8.125% due 05/15/21	830,000	1,212,092
5.6% due 08/15/25 (P/O)	700,000	232,744

		1,444,836

U.S. Treasury Note — 0.88%

3.50% due 01/15/11 (p) (TIPS)	950,684	1,079,768

Total U.S. Treasury Obligations
(Identified cost $2,413,784)		2,574,521

Agency Obligations — 13.41%

Fannie Mae — 2.37%

6.97% due 10/01/02	244,437	292,356
6.525% due 06/01/09	236,985	274,178
6.03% due 05/01/11	244,755	282,225
6.009% due 11/01/11	245,867	280,702
5.636% due 12/01/11	245,717	277,665
6.115% due 02/01/12	246,657	283,247
5.897% due 04/01/12	247,160	280,475
7.00% due 02/01/16	390,540	415,497
5.50% due 06/01/33	499,951	517,625

		2,903,970

Federal Home Loan Banks — 1.23%

4.125% due 01/14/05	1,450,000	1,512,452

SEMI-ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Freddie Mac — 1.50%

7.00% due 07/15/05	$400,000	$444,528
6.50% due 01/01/17	1,270,786	1,334,760
7.00% due 06/01/29	57,346	60,151

		1,839,439

Ginnie Mae — 8.31%

7.00% due 01/15/28	91,172	96,438
7.00% due 03/15/28	139,613	147,678
7.00% due 04/15/28	131,285	138,869
7.00% due 06/15/28	438,437	463,764
6.50% due 08/15/28	993,136	1,044,386
6.50% due 10/15/28	20,135	21,174
7.00% due 12/15/28	120,422	127,378
7.00% due 02/15/29	256,567	271,182
7.00% due 08/15/31	179,229	189,298
7.00% due 10/15/31	168,703	178,180
7.00% due 10/15/31	180,614	190,761
6.00% due 02/15/32	500,049	524,421
7.00% due 02/15/32	358,365	378,511
6.00% due 09/15/32	938,893	984,653
6.00% due 09/15/32	507,836	532,745
6.00% due 10/15/32	139,621	146,426
6.00% due 10/15/32	178,218	186,904
6.00% due 12/15/32	961,772	1,008,647
6.00% due 01/15/33	419,958	440,735
6.00% due 01/15/33	141,329	148,326
6.00% due 02/15/33	410,040	430,030
6.00% due 02/15/33	958,305	1,005,023
6.00% due 05/15/33	499,951	524,323
5.00% due 12/15/32 (TBA)	1,000,000	1,024,062

		10,203,914

Total Agency Obligations
(Identified cost $16,246,808)		16,459,775

Municipal Bond — 0.02%

Utilities — 0.02%

State of Illinois Taxable Pension 4.95% due 06/01/23	20,000	20,075

Total Municipal Bond
(Identified cost $19,974)		20,075

Foreign Government Obligations — 0.18%

State of Israel 4.625% due 06/15/13	55,000	53,565
Trinidad & Tobago Republic 9.75% due 07/01/20 (144A) (REG S)	50,000	64,000
United Mexican States 8.375% due 01/14/11	90,000	107,820

Total Foreign Government Obligations
(Identified cost $211,317)		225,385

Principal Amount		Value

Repurchase Agreement — 5.66%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03,
Proceeds $6,953,135 Collateral: U.S. Treasury Note $7,040,000, 1.75% due 12/31/04 Value $7,096,430	$6,953,000	$6,953,000

Total Repurchase Agreement
(Identified cost $6,953,000)		6,953,000

Total Investments
(Identified cost $120,608,596)		$123,621,609

Other Assets Less Liabilities — (0.70)%		(859,773)

Net Assets — 100%		$122,761,836

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2003.
(o)	Security, or portion thereof, out on loan at June 30, 2003.
(p)	Security segregated as collateral for open futures contracts.
(P/O)	Principal-only stripped security. The rate shown is current effective yield.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(REG S)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 & 904 of the Securities Act of 1933.
(TBA)	To Be Announced — certain specific security details such as final par amount and maturity date have not yet been determined.
(TIPS)	Treasury Inflation Protected Security. Principal amount is periodically adjusted for inflation.

Open futures contracts as of June 30, 2003 were as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)

Long S&P 500 Index Futures	09/03	2	($2,291)

			($2,291)

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS

UBS Global Asset Management (US) Inc.

New York, NY

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (US) Inc. (“UBS”), with more than $72.0 billion in assets under management and whose usual investment minimum is $25 million, is subadviser to the Enterprise Strategic Allocation Fund.

Investment Objective

The objective of the Enterprise Strategic Allocation Fund is total return, consisting of long-term capital appreciation and current income.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 10.62%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 11.77%. In contrast, the Fund outperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 9.73%.

How would you describe the investment environment during the period?

At the end of the first quarter, the Tactical Allocation Model’s (the “Model”) Equity Risk Premium (ERP) was 10.48% and the strategy continued to be fully invested in the equity market. The market appeared significantly oversold and presented a compelling buying opportunity for long-term investors. UBS did not believe that inflation would be a cause for concern in the immediate future. Federal Reserve Chairman, Alan Greenspan, made it clear that maintaining control over inflation was a primary goal of the Federal Reserve Board. These conditions set the stage for a strong stock market, which was reflected in the second quarter.

During the second quarter, the U.S. saw an end to major fighting in Iraq and one of the larger geopolitical issues affecting the stock market was eliminated. Global tensions also eased between the U.S. and North Korea. The international community saw the road to peace take a dramatic leap in Israel as major terrorist organizations announced cease-fires and Israeli-Palestinian talks progressed. Investor confidence was also restored as news of Wall Street scandals dwindled while major brokerage houses reached settlements.

What strategies affected Fund performance during the period?

The Model attempts to identify when to move assets into stocks, anticipating the potential for stock market appreciation, and when to shift assets away from stocks and into bonds (five-year U.S. Treasury notes) or cash (30-day U.S. Treasury bills), avoiding a potential stock market downturn. Run on the first business day of each month, the Model studies three variables: current equity prices; the risk-free hurdle rate as represented by the yield on the Treasury’s constant one-year maturity; and the outlook for earnings and dividend growth.

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS — (Continued)

What changes were made to the Fund over the period?

The strategy continued to be fully invested in the equity market. The current ERP reading of approximately 10% suggests that the market continues to be significantly oversold and presents a compelling buying opportunity for long-term investors. Past precedent would lead UBS to believe this is the case as well. The behavior of the economy has historically been the basic determinant of stock market performance.

An investment in the Fund is subject to the risk that the manager may not correctly predict when to shift the Fund’s assets from one type of investment to another. In addition, investments in equity securities are subject to the risk that stock prices may fall over short or extended periods of time.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Number of Shares	Value

Domestic Common Stocks — 93.44%

Advertising — 0.21%

Interpublic Group of Companies Inc.	1,100	$14,718
Monster Worldwide Inc. (a)(o)	300	5,919
Omnicom Group Inc.	500	35,850

		56,487

Aerospace — 1.62%

Boeing Company	2,300	78,936
General Dynamics Corporation	500	36,250
Goodrich Corporation	400	8,400
Honeywell International Inc.	2,400	64,440
Lockheed Martin Corporation	1,200	57,084
Northrop Grumman Corporation (o)	500	43,145
Raytheon Company	1,100	36,124
Rockwell Collins Inc.	500	12,315
United Technologies Corporation	1,300	92,079

		428,773

Airlines — 0.16%

Delta Air Lines Inc. (o)	400	5,872
Southwest Airlines Company	2,100	36,120

		41,992

Apparel & Textiles — 0.12%

Jones Apparel Group Inc. (a)	400	11,704
Liz Claiborne Inc.	300	10,575
V. F. Corporation	300	10,191

		32,470

Automotive — 0.80%

AutoNation Inc. (a)	800	12,576
Delphi Automotive Systems Corporation	1,700	14,671
Ford Motor Company	5,100	56,049
General Motors Corporation (o)	1,600	57,600
Genuine Parts Company	500	16,005
Goodyear Tire & Rubber Company (o)	600	3,150
Johnson Controls Inc.	300	25,680
Navistar International Corporation (a)	200	6,526
Paccar Inc.	300	20,268

		212,525

Banking — 7.09%

AmSouth Bancorporation	1,000	21,840
Bank of America Corporation	4,100	324,023
Bank of New York Company Inc.	2,100	60,375
Bank One Corporation	3,200	118,976
BB & T Corporation	1,300	44,590
Charter One Financial Inc.	600	18,708
Comerica Inc.	500	23,250
Fifth Third Bancorp	1,600	91,744
First Tennessee National Corporation	400	17,564
FleetBoston Financial Corporation	2,900	86,159
Huntington Bancshares Inc.	700	13,664

	Number of Shares	Value

J. P. Morgan Chase & Company	5,600	$191,408
KeyCorp	1,200	30,324
Marshall & Ilsley Corporation	600	18,348
Mellon Financial Corporation	1,200	33,300
National City Corporation	1,700	55,607
North Fork Bancorporation Inc.	400	13,624
Northern Trust Corporation	600	25,074
PNC Financial Services Group	800	39,048
Regions Financial Corporation	600	20,268
SouthTrust Corporation	900	24,480
SunTrust Banks Inc.	800	47,472
Synovus Financial Corporation	800	17,200
U.S. Bancorp	5,300	129,850
Union Planters Corporation	600	18,618
Wachovia Corporation	3,700	147,852
Wells Fargo & Company	4,600	231,840
Zions Bancorporation	300	15,183

		1,880,389

Biotechnology — 1.19%

Amgen Inc. (a)	3,500	232,540
Applied Biosystems Group — Applera Corporation	600	11,418
Chiron Corporation (a)	500	21,860
Genzyme Corporation (a)(o)	600	25,080
MedImmune Inc. (a)	700	25,459

		316,357

Broadcasting — 1.15%

Clear Channel Communications Inc. (a)	1,700	72,063
Univision Communications Inc. (Class A) (a)(o)	600	18,240
Viacom Inc. (Class B) (a)	4,900	213,934

		304,237

Brokers — 0.08%

Bear Stearns Companies Inc.	300	21,726

Building & Construction — 0.21%

Masco Corporation	1,300	31,005
Pulte Homes Inc.	200	12,332
Vulcan Materials Company (o)	300	11,121

		54,458

Business Services — 0.53%

Automatic Data Processing Inc.	1,700	57,562
Concord EFS Inc. (a)	1,400	20,608
Paychex Inc.	1,000	29,310
Robert Half International Inc. (a)	500	9,470
Xerox Corporation (a)(o)	2,200	23,298

		140,248

Cable — 0.72%

Comcast Corporation (Class A) (a)	6,300	190,134

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Chemicals — 1.30%

Air Products & Chemicals Inc.	600	$24,960
Dow Chemical Company	2,600	80,496
Du Pont (E. I.) de Nemours & Company	2,800	116,592
Eastman Chemical Company	300	9,501
Ecolab Inc.	700	17,920
Engelhard Corporation	400	9,908
PPG Industries Inc.	500	25,370
Praxair Inc.	500	30,050
Rohm & Haas Company	600	18,618
Sigma-Aldrich Corporation	200	10,836

		344,251

Computer Hardware — 4.62%

Apple Computer Inc. (a)	1,000	19,120
Cisco Systems Inc. (a)	19,500	325,455
Dell Computer Corporation (a)	7,100	226,916
EMC Corporation (a)	6,100	63,867
Gateway Inc. (a)(o)	1,000	3,650
Hewlett-Packard Company	8,500	181,050
International Business Machines Corporation	4,800	396,000
NCR Corporation (a)	300	7,686

		1,223,744

Computer Services — 1.17%

Computer Sciences Corporation (a)	500	19,060
Convergys Corporation (a)	400	6,400
Electronic Data Systems Corporation	1,300	27,885
First Data Corporation	2,100	87,024
Network Appliance Inc. (a)	900	14,589
Sabre Holdings Corporation	400	9,860
Sun Microsystems Inc. (a)	9,000	41,400
Sungard Data Systems Inc. (a)	800	20,728
Symantec Corporation (a)	400	17,544
Unisys Corporation (a)	900	11,052
Yahoo! Inc. (a)	1,700	55,692

		311,234

Computer Software — 4.37%

Adobe Systems Inc.	600	19,242
Autodesk Inc.	300	4,848
BMC Software Inc. (a)	600	9,798
Citrix Systems Inc. (a)	500	10,180
Computer Associates International Inc.	1,600	35,648
Compuware Corporation (a)	1,100	6,347
Electronic Arts Inc. (a)	400	29,596
Intuit Inc. (a)	600	26,718
Mercury Interactive Corporation (a)	200	7,722
Microsoft Corporation	29,900	765,739
Novell Inc. (a)	1,100	3,388
Oracle Corporation (a)	14,600	175,492
PeopleSoft Inc. (a)	900	15,831
Siebel Systems Inc. (a)	1,400	13,356
Veritas Software Corporation (a)	1,200	34,404

		1,158,309

	Number of Shares	Value

Conglomerates — 0.06%

Textron Inc.	400	$15,608

Construction — 0.11%

Centex Corporation (o)	200	15,558
Fluor Corporation	200	6,728
KB Home	100	6,198

		28,484

Consumer Durables — 0.14%

Dana Corporation	500	5,780
Harley-Davidson Inc.	800	31,888

		37,668

Consumer Non-Durables — 0.14%

Avon Products Inc.	600	37,320

Consumer Products — 2.88%

Alberto-Culver Company (Class B) (o)	200	10,220
Black & Decker Corporation	200	8,690
Brunswick Corporation	300	7,506
Clorox Company	600	25,590
Colgate-Palmolive Company	1,500	86,925
Eastman Kodak Company	800	21,880
Gillette Company	2,800	89,208
International Flavors & Fragrances Inc.	300	9,579
Kimberly-Clark Corporation	1,400	72,996
Mattel Inc.	1,200	22,704
Maytag Corporation	200	4,884
Newell Rubbermaid Inc.	800	22,400
Nike, Inc. (Class B)	700	37,443
Procter & Gamble Company	3,600	321,048
Sherwin-Williams Company	400	10,752
Whirlpool Corporation	200	12,740

		764,565

Consumer Services — 0.86%

Apollo Group Inc. (Class A) (a)	500	30,880
United Parcel Service Inc.	3,100	197,470

		228,350

Containers/Packaging — 0.11%

Ball Corporation	200	9,102
Pactiv Corporation (a)	500	9,855
Sealed Air Corporation (a)	200	9,532

		28,489

Crude & Petroleum — 3.63%

Anadarko Petroleum Corporation	700	31,129
Burlington Resources Inc.	500	27,035
ChevronTexaco Corporation	3,000	216,600
ExxonMobil Corporation	18,600	667,926
Unocal Corporation	700	20,083

		962,773
THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Drugs & Medical Products — 0.14%

Becton, Dickinson & Company	700	$27,195
Thermo Electron Corporation (a)	500	10,510

		37,705

Electrical Equipment — 3.28%

Emerson Electric Company	1,300	66,430
General Electric Company	27,800	797,304
Tektronix Inc.	300	6,480

		870,214

Electronics — 0.28%

KLA-Tencor Corporation (a)(o)	500	23,245
PerkinElmer Inc.	400	5,524
QLogic Corporation (a)	300	14,499
Rockwell Automation Inc.	500	11,920
Sanmina-SCI Corporation (a)	1,400	8,834
Solectron Corporation (a)	2,400	8,976

		72,998

Energy — 1.15%

AES Corporation (a)	1,700	10,795
American Power Conversion Corporation (a)	600	9,354
Calpine Corporation (a)(o)	1,100	7,260
Centerpoint Energy Inc.	900	7,335
Cinergy Corporation	500	18,395
DTE Energy Company	500	19,320
Duke Energy Corporation	2,500	49,875
Dynegy Inc.	1,100	4,620
Entergy Corporation	600	31,668
Exelon Corporation	900	53,829
Mirant Corporation (a)(o)	1,300	3,770
Progress Energy Inc.	700	30,730
TECO Energy Inc. (o)	600	7,194
TXU Corporation	900	20,205
Williams Companies Inc.	1,500	11,850
Xcel Energy Inc.	1,200	18,048

		304,248

Entertainment & Leisure — 0.69%

Carnival Corporation	1,800	58,518
Harrah’s Entertainment Inc. (a)	300	12,072
Walt Disney Company	5,700	112,575

		183,165

Fiber Optics — 0.18%

CIENA Corporation (a)	1,300	6,747
Corning Inc. (a)	3,500	25,865
JDS Uniphase Corporation (a)	4,000	14,040

		46,652

Finance — 1.82%

Capital One Financial Corporation	600	29,508
Equifax Inc.	400	10,400
Federated Investors Inc.	300	8,226
Fiserv Inc. (a)	500	17,805
Franklin Resources Inc.	700	27,349

	Number of Shares	Value

Goldman Sachs Group Inc.	1,300	$108,875
H&R Block Inc.	500	21,625
Lehman Brothers Holdings Inc.	700	46,536
MBNA Corporation	3,600	75,024
MGIC Investment Corporation (o)	300	13,992
Moody’s Corporation	400	21,084
Providian Financial Corporation (a)	800	7,408
SLM Corporation	1,200	47,004
State Street Corporation	900	35,460
T. Rowe Price Group Inc.	300	11,325

		481,621

Food, Beverages & Tobacco — 5.30%

Albertson’s Inc.	1,100	21,120
Altria Group Inc.	5,600	254,464
Anheuser-Busch Companies Inc.	2,300	117,415
Archer-Daniels-Midland Company	1,800	23,166
Brown-Forman Corporation (Class B) (o)	200	15,724
Campbell Soup Company	1,200	29,400
Coca-Cola Company	6,900	320,229
Coca-Cola Enterprises Inc.	1,300	23,595
Conagra Inc.	1,500	35,400
Fortune Brands Inc.	400	20,880
General Mills Inc. (o)	1,000	47,410
H.J. Heinz Company	1,000	32,980
Hershey Foods Corporation	400	27,864
Kellogg Company	1,100	37,807
McCormick & Company Inc.	400	10,880
Pepsi Bottling Group Inc.	800	16,016
PepsiCo Inc.	4,800	213,600
R.J. Reynolds Tobacco Holdings Inc.	300	11,163
Sara Lee Corporation	2,200	41,382
Supervalu Inc.	400	8,528
Sysco Corporation	1,800	54,072
Wendy’s International Inc.	300	8,691
Wrigley (William Jr.) Company	600	33,738

		1,405,524

Forest Products — 0.06%

Plum Creek Timber Company Inc.	600	15,570

Gaming — 0.08%

International Game Technology	200	20,466

Health Care — 0.90%

Aetna Inc.	400	24,080
Anthem Inc. (a)	400	30,860
C.R. Bard Inc.	200	14,262
HCA Inc.	1,400	44,856
McKesson Corporation	800	28,592
Tenet Healthcare Corporation (a)	1,300	15,145
UnitedHealth Group Inc.	1,600	80,400

		238,195

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Hotels & Restaurants — 0.72%

Darden Restaurants Inc.	500	$9,490
Hilton Hotels Corporation	1,100	14,069
Marriott International Inc. (Class A)	600	23,052
McDonald’s Corporation	3,500	77,210
Starbucks Corporation (a)	1,100	26,972
Starwood Hotels & Resorts Worldwide Inc.	600	17,154
Yum Brands Inc. (a)	800	23,648

		191,595

Insurance — 0.92%

ACE Ltd.	700	24,003
AFLAC Inc.	1,400	43,050
Aon Corporation	900	21,672
Cigna Corporation	400	18,776
Jefferson-Pilot Corporation	400	16,584
Marsh & McLennan Companies Inc.	1,500	76,605
Progressive Corporation	600	43,860

		244,550

Life Insurance — 0.04%

Torchmark Corporation	300	11,175

Machinery — 0.50%

Caterpillar Inc.	1,000	55,660
Deere & Company	700	31,990
Dover Corporation	600	17,976
Pitney Bowes Inc.	700	26,887

		132,513

Manufacturing — 1.54%

3M Company	1,100	141,878
American Standard Companies Inc. (a)	200	14,786
Avery Dennison Corporation	300	15,060
Cintas Corporation	500	17,720
Danaher Corporation (o)	400	27,220
Eaton Corporation	200	15,722
Illinois Tool Works Inc.	900	59,265
Ingersoll-Rand Company Ltd.	500	23,660
ITT Industries Inc.	300	19,638
Leggett & Platt Inc.	600	12,300
Millipore Corporation (a)	100	4,437
Molex Inc.	500	13,495
Pall Corporation	400	9,000
Parker-Hannifin Corporation	300	12,597
Stanley Works	300	8,280
W.W. Grainger Inc.	300	14,028

		409,086

Media — 0.99%

AOL Time Warner Inc. (a)	12,500	201,125
Gannett Company Inc.	800	61,448

		262,573

Medical Instruments — 1.45%

Biomet Inc.	700	20,062
Boston Scientific Corporation (a)	1,100	67,210

	Number of Shares	Value

Guidant Corporation	900	$39,951
Medtronic Inc.	3,400	163,098
St. Jude Medical Inc. (a)	500	28,750
Stryker Corporation	500	34,685
Waters Corporation (a)	300	8,739
Zimmer Holdings Inc. (a)	500	22,525

		385,020

Medical Services — 0.87%

Baxter International Inc.	1,700	44,200
Biogen Inc. (a)	400	15,200
Cardinal Health Inc.	1,200	77,160
Health Management Associates Inc. (Class A)	700	12,915
Humana Inc. (a)	500	7,550
IMS Health Inc.	700	12,593
Manor Care Inc. (a)	300	7,503
Quest Diagnostics Inc. (a)	300	19,140
WellPoint Health Networks Inc. (a)	400	33,720

		229,981

Metals & Mining — 0.52%

Alcoa Inc.	2,400	61,200
Freeport McMoRan Copper & Gold (Class B) (a)	400	9,800
Kinder Morgan Inc.	300	16,395
Newmont Mining Corporation (o)	1,100	35,706
Nucor Corporation	200	9,770
United States Steel Corporation	300	4,911

		137,782

Misc. Financial Services — 5.40%

Ambac Financial Group Inc.	300	19,875
American Express Company	3,600	150,516
Charles Schwab Corporation	3,700	37,333
Citigroup Inc.	14,300	612,040
Countrywide Credit Industries Inc.	400	27,828
Fannie Mae	2,700	182,088
Freddie Mac	1,900	96,463
Janus Capital Group Inc.	700	11,480
John Hancock Financial Services Inc.	800	24,584
MBIA Inc.	400	19,500
Merrill Lynch & Company Inc.	2,600	121,368
Morgan Stanley Dean Witter & Company	3,000	128,250

		1,431,325

Multi-Line Insurance — 2.48%

American International Group Inc.	7,200	397,296
Cincinnati Financial Corporation	400	14,836
Hartford Financial Services Group Inc.	800	40,288
Lincoln National Corporation	500	17,815
Loews Corporation	500	23,645
MetLife Inc.	2,100	59,472
Principal Financial Group	900	29,025
Prudential Financial Inc.	1,500	50,475
SAFECO Corporation	400	14,112
UnumProvident Corporation	800	10,728

		657,692

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Oil Services — 1.92%

Amerada Hess Corporation	300	$14,754
Apache Corporation	400	26,024
Baker Hughes Inc.	1,000	33,570
BJ Services Company (a)	400	14,944
ConocoPhillips	1,900	104,120
Devon Energy Corporation	600	32,040
El Paso Corporation (o)	1,700	13,736
EOG Resources Inc.	300	12,552
Halliburton Company	1,200	27,600
Kerr-McGee Corporation	300	13,440
KeySpan Corporation	500	17,725
Marathon Oil Corporation	900	23,715
Nabors Industries Ltd. (a)	400	15,820
Noble Corporation (a)	400	13,720
Occidental Petroleum Corporation	1,100	36,905
Schlumberger Ltd.	1,700	80,869
Sunoco Inc.	200	7,548
Transocean Sedco Forex Inc. (a)	900	19,773

		508,855

Paper & Forest Products — 0.26%

Georgia-Pacific Group	700	13,265
MeadWestvaco Corporation	600	14,820
Temple-Inland Inc.	200	8,582
Weyerhaeuser Company	600	32,400

		69,067

Paper Products — 0.19%

International Paper Company	1,400	50,022

Pharmaceuticals — 9.41%

Abbott Laboratories	4,300	188,168
Allergan Inc.	400	30,840
AmerisourceBergen Corporation	300	20,805
Bristol-Myers Squibb Company	5,400	146,610
Eli Lilly & Company	3,100	213,807
Forest Laboratories Inc. (a)	1,000	54,750
Johnson & Johnson	8,300	429,110
King Pharmaceuticals Inc. (a)	700	10,332
Merck & Company Inc.	6,200	375,410
Pfizer Inc.	22,000	751,300
Schering-Plough Corporation	4,100	76,260
UST Inc.	500	17,515
Watson Pharmaceuticals Inc. (a)	300	12,111
Wyeth	3,700	168,535

		2,495,553

Printing & Publishing — 0.26%

Donnelley (R. R.) & Sons Company	400	10,456
Lexmark International Group Inc. (a)	400	28,308
McGraw-Hill Companies Inc.	500	31,000

		69,764

Property-Casualty Insurance — 0.62%

Allstate Corporation	1,900	67,735
Chubb Corporation	500	30,000
St. Paul Companies Inc.	600	21,906

	Number of Shares	Value

Travelers Property Casualty Corporation (Class B)	2,800	$44,156

		163,797

Publishing — 0.36%

Dow Jones & Company Inc.	300	12,909
Knight Ridder Inc.	300	20,679
New York Times Company (o)	400	18,200
Tribune Company	900	43,470

		95,258

Raw Materials — 0.04%

Phelps Dodge Corporation (a)	300	11,502

Real Estate — 0.49%

Cendant Corporation (a)	2,800	51,296
Equity Office Properties Trust	1,200	32,412
Equity Residential Properties Trust	900	23,355
Simon Property Group Inc.	600	23,418

		130,481

Retail — 6.88%

Autozone Inc. (a)	200	15,194
Bed Bath & Beyond Inc. (a)	800	31,048
Best Buy Company Inc. (a)	900	39,528
Big Lots Inc. (a)	400	6,016
Circuit City Stores Inc.	600	5,280
Costco Wholesale Corporation (a)	1,300	47,580
CVS Corporation	1,100	30,833
Dollar General Corporation	900	16,434
eBay Inc. (a)	900	93,762
Family Dollar Stores Inc.	500	19,075
Federated Department Stores Inc.	500	18,425
Gap Inc.	2,500	46,900
Hasbro Inc.	500	8,745
Home Depot Inc.	6,400	211,968
J. C. Penney Company Inc.	800	13,480
Kohl’s Corporation (a)	900	46,242
Kroger Company (a)	2,100	35,028
Lowe’s Companies Inc.	2,200	94,490
Limited Brands	1,500	23,250
May Department Stores Company	900	20,034
Nordstrom Inc.	400	7,808
Office Depot Inc. (a)	900	13,059
Radioshack Corporation	500	13,155
Safeway Inc. (a)	1,300	26,598
Sears Roebuck & Company	900	30,276
Staples Inc. (a)	1,400	25,690
Target Corporation	2,500	94,600
Tiffany & Company	400	13,072
TJX Companies Inc.	1,400	26,376
Toys R Us Inc. (a)	600	7,272
Wal-Mart Stores Inc.	12,200	654,774
Walgreen Company	2,900	87,290

		1,823,282

Savings and Loan — 0.53%

Golden West Financial Corporation	400	32,004
Washington Mutual Inc.	2,600	107,380

		139,384

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares	Value

Semiconductors — 2.82%

Advanced Micro Devices Inc. (a)(o)	1,000	$6,410
Altera Corporation (a)	1,000	16,400
Analog Devices Inc. (a)	1,000	34,820
Applied Materials Inc. (a)	4,600	72,956
Applied Micro Circuits Corporation (a)	900	5,445
Broadcom Corporation (Class A) (a)	800	19,928
Intel Corporation	18,200	378,269
LSI Logic Corporation (a)	1,100	7,788
Maxim Integrated Products Inc.	900	30,771
Micron Technology Inc. (a)	1,700	19,771
National Semiconductor Corporation (a)	500	9,860
Novellus Systems Inc. (a)	400	14,648
Nvidia Corporation (a)(o)	400	9,204
PMC-Sierra Inc. (a)	500	5,865
Teradyne Inc. (a)	500	8,655
Texas Instruments Inc.	4,800	84,480
Xilinx Inc. (a)	900	22,779

		748,049

Technology — 0.34%

Agilent Technologies Inc. (a)	1,300	25,415
Jabil Circuit Inc. (a)	500	11,050
Linear Technology Corporation	900	28,989
Monsanto Company	800	17,312
Symbol Technologies Inc.	600	7,806

		90,572

Telecommunications — 3.72%

ADC Telecommunications Inc. (a)(o)	2,300	5,355
Alltel Corporation	900	43,398
AT&T Corporation	2,200	42,350
Avaya Inc. (a)	1,100	7,106
BellSouth Corporation	5,100	135,813
Centurytel Inc.	400	13,940
Citizens Communications Company (a)(o)	800	10,312
Comverse Technology Inc. (a)	500	7,515
Lucent Technologies Inc. (a)	11,600	23,548
QUALCOMM Inc.	2,200	78,650
Qwest Communications International Inc. (a)	4,800	22,944
SBC Communications Inc.	9,300	237,615
Scientific Atlanta Inc.	400	9,536
Sprint Corporation	2,500	36,000
Tellabs Inc. (a)	1,200	7,884
Verizon Communications Inc.	7,700	303,765

		985,731

Transportation — 0.59%

Burlington Northern Santa Fe Corporation	1,000	28,440
CSX Corporation	600	18,054
FedEx Corporation	800	49,624
Norfolk Southern Corporation	1,100	21,120

	Number of Shares or Principal Amount	Value

Union Pacific Corporation	700	$40,614

		157,852

Utilities — 1.54%

Ameren Corporation	400	17,640
American Electric Power Inc.	1,100	32,813
Consolidated Edison Inc.	600	25,968
Constellation Energy Group Inc.	500	17,150
Dominion Resources Inc.	900	57,843
Edison International (a)	900	14,787
FirstEnergy Corporation	800	30,760
FPL Group Inc.	500	33,425
NiSource Inc.	800	15,200
PG&E Corporation (a)	1,200	25,380
Pinnacle West Capital Corporation	300	11,235
PPL Corporation	500	21,500
Public Service Enterprise Group	600	25,350
Sempra Energy	600	17,118
Southern Company	2,000	62,320

		408,489

Waste Management — 0.17%

Allied Waste Industries Inc. (a)	600	6,030
Waste Management Inc.	1,600	38,544

		44,574

Wireless Communications — 0.72%

AT&T Wireless Services Inc. (a)	7,600	62,396
Motorola Inc.	6,500	61,295
Nextel Communications Inc. (Class A) (a)	2,800	50,624
Sprint PCS (a)	2,900	16,675

		190,990

Total Domestic Common Stocks
(Identified cost $26,561,608)		$24,773,463

Foreign Stocks — 0.58%

Insurance — 0.13%

XL Capital Ltd. (Class A)	400	33,200

Manufacturing — 0.45%

Cooper Industries Ltd. (Class A)(ADR)	300	12,390
Tyco International Ltd.	5,600	106,288

		118,678

Total Foreign Stocks
(Identified cost $252,121 )		151,878

U.S. Treasury Note — 5.03%

5.625% due 05/15/08	$1,164,000	1,334,416

Total U.S. Treasury Note
(Identified cost $1,306,575 )		1,334,416

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Repurchase Agreement — 0.95%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $253,005 Collateral: U.S. Treasury Note $260,000, 1.75% due 12/31/04 Value $262,084	$253,000	$253,000

Total Repurchase Agreement
(Identified cost $253,000 )		253,000

Total Investments
(Identified cost $28,373,304 )		$26,512,757

Other Assets Less Liabilities — 0.00%		(807)

Net Assets — 100%		$26,511,950

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.

(ADR) American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Government Securities Fund

SUBADVISER’S COMMENTS

TCW Investment Management Company

Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser of the Enterprise Government Securities Fund. TCW manages approximately $84.2 billion for institutional clients, and its normal investment minimum for this investment objective is $35 million.

Investment Objective

The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 1.93%. The Fund underperformed its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 2.63%. The Fund underperformed its peer group, the Lipper General U.S. Government Funds Index, which returned 2.53%.

How would you describe the investment environment during the period?

Geopolitical concerns moved to the forefront of investors’ minds in 2003, replacing corporate governance as a leading source of stress in the U.S. economy and financial markets. War events and related uncertainties set the tone of the financial markets in the first quarter of 2003 with economic news assuming a position of secondary importance. Once the war with Iraq ended, the SARS epidemic injected a new type of uncertainty into the economic outlook, while geopolitical risk persisted in Asia and the Middle East. Most of the data suggested that the U.S. economy has not gained much momentum since the end of fighting with Iraq. However, the stock market has risen recently, corporate credit spreads have tightened and consumer sentiment has improved. Manufacturing and labor continue to languish, as jobless claims remain stubbornly high. Housing has been robust due to historically low interest rates. The Fed kept interest rates unchanged until the end of June, when it implemented a 0.25% rate cut, which disappointed investors and fueled a sharp sell off in the fixed-income market. By the end of June, the 10-year U.S. Treasury had risen to a yield of 3.51%, up 0.40% from its June 13 low of 3.11%, but down 0.30% from its close at the end of 2002.

Credit sectors performed well in the first half, contributing to the underperformance of the mortgage sector, which lacks a credit component. Longer maturities and BBB-rated securities earned the highest returns. Mortgage sector returns also lagged due to duration shortening, with the duration of the Lehman Mortgage Index falling below one year for much of the first half of 2003. The Fannie Mae sector outperformed, earning a total rate of return of 1.77%, versus 1.46% for Freddie Mac and 1.39% for GNMA.

What strategies affected Fund performance during the period?

TCW continues to emphasize certain types of mortgage loans and security structures as a means of minimizing exposure to prepayment rate risk and capturing the excess return of the mortgage sector. TCW focuses on securities that have more call protection and/or less extension risk than the generic mortgage market.

What changes were made to the Fund over the period?

During the last six months, the Fund sold 30-year GNMA 6.50% fixed rate mortgages to reduce exposure to unwanted prepayments. The Fund purchased Fannie Mae hybrid adjustable rate mortgages and 20-year Fannie Mae 5.5s, which have less call risk and less extension risk than the GNMA 6.50s. TCW also purchased 30-year GNMA 5.00s, which have less call risk than higher coupon securities.

Although government securities may be guaranteed as to the timely payment of principal and interest, Fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Principal Amount	Value

U.S. Government and Agency Obligations — 90.00%

Fannie Mae — 37.23%

5.50%, due 01/01/09	$662,621	$693,952
6.50%, due 02/01/09	34,427	36,554
5.50%, due 06/01/09	1,161,783	1,221,079
7.00%, due 03/01/14	387,084	411,940
8.00%, due 11/01/16	1,088,214	1,182,607
6.50%, due 08/01/19	2,388,851	2,511,741
10.00%, due 07/01/20	13,781	15,713
9.50%, due 08/01/20	134,786	148,887
9.50%, due 10/01/20	305,504	337,465
5.50%, due 02/01/23	9,496,295	9,852,325
6.00%, due 11/01/28	4,579,712	4,767,886
7.00%, due 11/01/30	898,205	946,156
1.00%, due 06/01/32 (v)	4,684,027	4,848,051
6.00%, due 10/01/32	8,167,132	8,490,570
1.00%, due 11/01/32 (v)	7,972,598	8,155,370
1.00%, due 12/01/32 (v)	7,337,170	7,520,049
1.00%, due 02/01/33 (v)	12,691,434	12,947,449
1.00%, due 04/01/33 (v)	6,877,093	7,010,608
1.00%, due 04/01/33 (v)	9,973,668	10,140,970
1.00%, due 05/01/33 (v)	9,996,707	10,310,947
1.00%, due 05/01/33 (v)	9,980,069	10,281,524

		101,831,843

Freddie Mac Participation Certificates — 2.54%

7.00%, due 09/01/17	202,883	214,542
7.00%, due 10/01/17	367,319	388,428
10.00%, due 10/01/18	220,627	251,329
10.00%, due 07/01/20	441,109	504,458
10.00%, due 10/01/20	241,345	275,860
9.00%, due 10/01/22	422,594	470,731
6.50%, due 02/01/31	1,897,173	1,974,228
6.50%, due 03/01/31	1,636,248	1,702,705
6.50%, due 05/01/31	1,104,808	1,149,680

		6,931,961

Federal Housing Administration — 0.63%

7.18%, due 02/20/29	1,696,828	1,730,765

Federal Home Loan Banks — 6.48%

6.50%, due 07/01/21	2,619,525	2,740,653
6.00%, due 10/01/31	4,608,678	4,778,518
1.00%, due 11/01/32 (v)	9,814,247	10,192,832

		17,712,003

Ginnie Mae — 43.12%

9.00%, due 08/15/16	2,363	2,634
7.00%, due 12/15/27	1,320,255	1,397,605
6.50%, due 08/15/28	504,073	530,085
6.00%, due 01/15/29	2,387,883	2,506,494
7.00%, due 06/15/29	865,305	914,596
7.00%, due 10/15/29	1,943,892	2,054,623
6.00%, due 12/15/31	15,097,207	15,833,193
6.00%, due 01/15/32	8,541,748	8,958,059
1.00%, due 03/20/32 (v)	3,255,332	3,374,902
6.00%, due 09/15/32	8,476,253	8,889,371
5.50%, due 12/15/32	17,501,913	18,262,579
5.00%, due 05/15/33	24,957,124	25,635,646
5.00%, due 06/15/33	9,999,100	10,270,951

	Principal Amount	Value

7.00%, due 10/15/33	$14,306,338	$14,471,932
5.95%, due 11/15/33	4,360,533	4,817,559

		117,920,229

Total U.S. Government and Agency Obligations
(Identified cost $238,580,960)		246,126,801

Collateralized Mortgage Obligations — 3.07%

Structured Asset Securities Corporation 6.75%, due 03/25/29	1,410,763	1,440,296
Ginnie Mae Series 2002 42 REMIC Trust Class KZ 6.00%, due 06/16/32	4,989,886	5,194,438
Freddie Mac Series 1634 Class SB 1.00%, due 12/15/23 (v)	700,558	705,352
PNC Mortgage Securities Corporation 6.25%, due 02/25/14	767,384	785,637
PNC Mortgage Securities Corporation Series 1998-5 6.625%, due 06/25/13	267,546	273,178

Total Collateralized Mortgage Obligations
(Identified cost $7,572,673)		8,398,901

Commercial Paper — 2.92%

Dupont EI De Nemours & Company 0.97% due 07/16/03	2,500,000	2,498,990
Paccar Financial Corporation 1.06%, due 07/10/03	3,000,000	2,999,205
USAA Capital Corporation 0.90% due 07/02/03	2,500,000	2,499,937

Total Commercial Paper
(Identified cost $7,998,132)		7,998,132

Repurchase Agreement — 4.10%

State Street Bank & Trust Repurchase Agreement, 0.70% due 07/01/03, Proceeds $11,217,218 Collateral: U.S. Treasury Note $11,355,000, 1.75% due 12/31/04 Value $11,446,017	11,217,000	11,217,000

Total Repurchase Agreement
(Identified cost $11,217,000)		11,217,000

Total Investments
(Identified cost $265,368,765)		$273,740,834

Other Assets Less Liabilities — (0.09)%		(251,131)

Net Assets — 100%		$273,489,703

(v)	Variable interest rate security; interest rate is as of June 30, 2003.
(REMIC)	Real Estate Mortgage Investment Conduit.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS

Caywood-Scholl Capital Management

San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Caywood-Scholl Capital Management (“Caywood-Scholl”) is subadviser to the Enterprise High-Yield Bond Fund. Caywood-Scholl manages approximately $1.8 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 11.97%. The Fund underperformed its benchmark, the Lehman Brothers High-Yield BB Bond Index, which returned 12.41%. The Fund underperformed its peer group, the Lipper High Yield Bond Funds Index, which returned 15.74%.

How would you describe the investment environment during the period?

Throughout the first half of the year, the bubble in the U.S. Treasury market fueled a tremendous rally for all fixed-income sectors. As U.S. Treasuries achieved the lowest yields seen in a generation, fixed-income investors were motivated to seek additional yield in the credit markets. As investors sought higher yield, the technical conditions for all corporate markets improved dramatically.

The high-yield technicals propelled the market with strong demand in the first half of the year. The first six months recorded approximately $22.7 billion in high-yield mutual fund inflows versus $8.4 billion in the first half of 2002. This is in addition to money that was added as a result of institutional high-yield searches where many firms are adding high-yield as a separate asset class (half of all pension placements in the first quarter went to high-yield). Supply has been strong as well, but not in line with demand. This year recorded the second largest first half on record with $74.7 billion versus a first half long-term average of $49.5 billion. Caywood-Scholl observed that a significant portion of the proceeds from new issues were used to retire higher cost debt, thus it did not represent true new supply to the market.

What strategies affected Fund performance during the period?

Caywood-Scholl continues to emphasize investments in the BB and B sectors of the high-yield market, which is consistent with its investment philosophy of investing in higher quality, high-yield credits. Returns for high-yield investors throughout the first half of 2003 were very strong. However, it was the lower quality high-yield names that performed the best, followed by Bs at 16.29% and double Bs at 12.27%, according to the Merrill Lynch High-Yield Index. The Fund’s underperformance was due to its under-weighting of the lower quality high-yield names. Merrill Lynch’s weighting to the lower tiered bonds was significant with 13.7% at year-end and 15.3% at the end of the second quarter versus approximately 2.3% and 1.8% respectively for the Fund.

What changes were made to the Fund over the period?

Consistent with Caywood-Scholl’s investment philosophy, the Fund remained fully invested in the higher quality, high-yield bonds. Throughout the first half of the year, the Fund increased its exposure to electric power, printing/publishing, and telecom and decreased its exposure to hotels, gaming, and steel.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Principal Amount	Value

Domestic Corporate Bonds — 89.59%

Aerospace — 0.24%

Esterline Technologies Corporation 7.75%, due 06/15/13 (144A)	$600,000	$615,000

Apparel & Textiles — 0.84%

Fruit of the Loom Inc. 8.875%, due 04/15/06 (b)(d)	300,000	—
Levi Strauss & Company 7.00%, due 11/01/06 (o)	475,000	383,563
Levi Strauss & Company 11.625%, due 01/15/08 (o)	950,000	814,625
Levi Strauss & Company 12.25%, due 12/15/12	1,150,000	957,375

		2,155,563

Automotive — 3.39%

Autonation Inc. 9.00%, due 08/01/08	1,525,000	1,692,750
Avis Group Holdings Inc. 11.00%, due 05/01/09	800,000	896,000
Navistar International Corporation 9.375%, due 06/01/06	650,000	706,875
Sonic Automotive Inc. 11.00%, due 08/01/08 (o)	1,050,000	1,113,000
TRW Automotive Acquisition 9.375%, due 02/15/13 (144A)	1,525,000	1,654,625
TRW Automotive Acquisition 11.00%, due 02/15/13 (144A)	750,000	817,500
United Rentals North America Inc. 10.75%, due 04/15/08 (o)	200,000	218,500
United Rentals North America Inc. 10.75%, due 04/15/08 (144A)	1,250,000	1,365,625
Universal Compression Inc. 7.25%, due 05/15/10	250,000	258,750

		8,723,625

Banking — 0.68%

Western Financial Bank 8.875%, due 08/01/07	850,000	884,000
Western Financial Bank 9.625%, due 05/15/12	800,000	864,000

		1,748,000

Broadcasting — 1.56%

Echostar DBS Corporation 9.125%, due 01/15/09	500,000	558,750
Echostar DBS Corporation 9.375%, due 02/01/09	1,675,000	1,785,969
Sinclair Broadcast Group Inc. 8.75%, due 12/15/11	1,525,000	1,673,687

		4,018,406

Building & Construction — 2.19%

Building Materials Corporation America 7.75%, due 07/15/05	375,000	367,500

	Principal Amount	Value
Integrated Electrical Services 9.375%, due 02/01/09	$2,300,000	$2,334,500
Nortek Inc. 8.875%, due 08/01/08	458,000	478,037
Nortek Inc. (Series B) 9.125%, due 09/01/07	550,000	574,750
Texas Industries Inc. 10.25%, due 06/15/11 (144A)	1,800,000	1,881,000

		5,635,787

Business Services — 1.57%

Xerox Corporation 9.75%, due 01/15/09 (144A)	775,000	871,875
Xerox Corporation 7.125%, due 06/15/10	375,000	374,531
Xerox Corporation 7.625%, due 06/15/13	550,000	550,688
Xerox Corporation 7.20%, due 04/01/16	2,350,000	2,256,000

		4,053,094

Cable — 2.72%

Adelphia Communications Corporation 8.375%, due 02/01/08 (b)	250,000	155,000
Adelphia Communications Corporation 7.75%, due 01/15/09 (b)	50,000	31,000
Adelphia Communications Corporation 7.875%, due 05/01/09 (b)(o)	250,000	151,250
Adelphia Communications Corporation 9.375%, due 11/15/09 (b)	600,000	384,000
Adelphia Communications Corporation 10.875%, due 10/01/10 (b)	250,000	155,000
Charter Communications Holdings 8.25%, due 04/01/07 (o)	50,000	38,500
Charter Communications Holdings 8.625%, due 04/01/09 (o)	1,450,000	1,044,000
Charter Communications Holdings 10.00%, due 04/01/09	50,000	38,250
Charter Communications Holdings 10.75%, due 10/01/09	100,000	77,500
CSC Holdings Inc. 8.125%, due 07/15/09	550,000	567,875
CSC Holdings Inc. 7.625%, due 04/01/11 (o)	2,050,000	2,070,500
DIRECTV Holdings 8.375%, due 03/15/13 (144A)	1,750,000	1,951,250
Rogers Cable Inc. 6.25%, due 06/15/13 (144A)	350,000	349,125

		7,013,250

Chemicals — 1.76%

Equistar Chemicals 10.625%, due 05/01/11 (144A)	250,000	256,250
FMC Corporation 10.25%, due 11/01/09	1,050,000	1,181,250
Huntsman International 9.875%, due 03/01/09 (144A)	225,000	234,000
Lyondell Chemical Company 9.875%, due 05/01/07	450,000	441,000

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value
PCI Chemicals Canada Company 10.00%, due 12/31/08	$253,742	$220,121
Pioneer Americas Inc. 4.60%, due 12/31/06 (o)(v)	80,412	68,350
Polyone Corporation 10.625%, due 05/15/10 (144A)	1,200,000	1,170,000
Scotts Company 8.625%, due 01/15/09	900,000	963,000

		4,533,971

Consumer Products — 3.68%

Central Garden & Pet Company 9.125%, due 02/01/13	1,700,000	1,810,500
Chattem Inc. (Series B) 8.875%, due 04/01/08	784,000	809,480
Elizabeth Arden Inc. 11.75%, due 02/01/11 (o)	1,850,000	2,062,750
French Fragrances Inc. (Series B) 10.375%, due 05/15/07 (o)	550,000	565,125
French Fragrances Inc. (Series D) 10.375%, due 05/15/07	150,000	149,625
Moore North America Finance Inc. 7.875%, due 01/15/11 (144A)	1,200,000	1,251,000
Sealy Mattress Company 9.875%, due 12/15/07 (o)	200,000	199,000
Sealy Mattress Company (Series B) 0%/10.875%, due 12/15/07 (c)(o)	2,575,000	2,626,500

		9,473,980

Containers/Packaging — 1.19%

Ball Corporation 6.875%, due 12/15/12	50,000	53,000
Graphic Packaging Corporation 8.625%, due 02/15/12	50,000	51,000
Owens Brockway Glass Container 8.75%, due 11/15/12	1,025,000	1,112,125
Owens Illinois Inc. 8.10%, due 05/15/07 (o)	350,000	358,750
Owens Illinois Inc. 7.35%, due 05/15/08 (o)	1,025,000	1,025,000
Owens Illinois Inc. 7.50%, due 05/15/10	475,000	465,500

		3,065,375

Crude & Petroleum — 0.10%

Peabody Energy Corporation 6.875%, due 03/15/13 (144A)	250,000	261,875

Electrical Equipment — 0.51%

BRL Universal Equipment 8.875%, due 02/15/08	1,225,000	1,329,125

Electronics — 0.94%

Flextronics Intl Ltd. 6.50%, due 05/15/13 (144A)	1,250,000	1,203,125
Thomas & Betts Corporation 7.25%, due 06/01/13	1,225,000	1,225,000

		2,428,125

	Principal Amount	Value

Energy — 6.22%

Calpine Canada Energy Finance 8.50%, due 05/01/08	$2,145,000	$1,673,100
Calpine Corporation 7.75%, due 04/15/09 (o)	675,000	499,500
CMS Energy Corporation 9.875%, due 10/15/07 (o)	650,000	693,062
CMS Energy Corporation 8.90%, due 07/15/08 (o)	600,000	627,750
CMS Energy Corporation 7.50%, due 01/15/09 (o)	825,000	815,719
Cogentrix Energy Inc. 8.75%, due 10/15/08	1,175,000	1,010,500
El Paso Corporation 7.00%, due 05/15/11 (o)	3,200,000	2,912,000
Illinois Power Company 11.50%, due 12/15/10 (144A)	2,700,000	3,084,750
MSW Energy Holdings 8.50%, due 09/01/10 (144A)	1,375,000	1,412,812
Ocean Energy Inc. (Series B) 8.375%, due 07/01/08	450,000	470,813
PG & E Corporation 6.875%, due 07/15/08 (144A)	750,000	750,000
Reliant Resources Inc. 9.25%, due 07/15/10 (144A)	300,000	305,250
Reliant Resources Inc. 9.50%, due 07/15/13 (144A)	1,000,000	1,011,250
Teco Energy Inc. 7.50%, due 06/15/10	750,000	765,000

		16,031,506

Finance — 0.87%

Thornburg Mortgage Inc. 8.00%, due 05/15/13 (144A)	2,200,000	2,244,000

Food, Beverages & Tobacco — 5.87%

Canandaigua Brands Inc. 8.625%, due 08/01/06	550,000	599,500
Canandaigua Brands Inc. 8.50%, due 03/01/09	500,000	525,000
Constellation Brands Inc. 8.00%, due 02/15/08	150,000	164,625
Constellation Brands Inc. 8.125%, due 01/15/12 (o)	650,000	702,000
Cott Beverages Inc. 8.00%, due 12/15/11	450,000	486,000
Delhaize America Inc. 7.375%, due 04/15/06 (o)	500,000	525,000
Delhaize America Inc. 8.125%, due 04/15/11	525,000	574,875
Dole Food Inc. 8.625%, due 05/01/09 (v)	950,000	1,004,625
Ingles Markets Inc. 8.875%, due 12/01/11	2,250,000	2,264,063
Land O’ Lakes Inc. 8.75%, due 11/15/11	350,000	280,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

NBTY Inc. (Series B) 8.625%, due 09/15/07	$1,000,000	$1,030,000
Smithfield Foods Inc. 7.625%, due 02/15/08 (o)	2,255,000	2,317,012
Stater Brothers Holdings Inc. 10.75%, due 08/15/06	2,350,000	2,473,375
Winn-Dixie Stores Inc. 8.875%, due 04/01/08 (o)	2,050,000	2,173,000

		15,119,075

Gaming — 0.39%

Mohegan Tribal Gaming 8.125%, due 01/01/06	500,000	542,500
Mohegan Tribal Gaming 8.375%, due 07/01/11	150,000	162,375
Mohegan Tribal Gaming 8.75%, due 01/01/09	275,000	296,313

		1,001,188

Health Care — 2.34%

Advanced Medical Optics Inc. 9.25%, due 07/15/10	2,000,000	2,170,000
Beverly Enterprises Inc. 9.625%, due 04/15/09 (o)	1,000,000	960,000
Columbia/HCA Healthcare Corporation 7.25%, due 05/20/08	150,000	165,468
HCA Inc. 6.95%, due 05/01/12	800,000	852,537
Healthsouth Corporation 8.50%, due 02/01/08 (o)	950,000	745,750
Healthsouth Corporation 7.625%, due 06/01/12 (o)	900,000	697,500
Vicar Operating Inc. 9.875%, due 12/01/09	400,000	438,000

		6,029,255

Hotels & Restaurants — 9.88%

Boyd Gaming Corporation 7.75%, due 12/15/12	1,775,000	1,883,718
Circus Circus Enterprises Inc. 9.25%, due 12/01/05 (o)	1,450,000	1,517,969
Felcor Lodging Limited Partnership 9.50%, due 09/15/08	850,000	877,625
Felcor Lodging Limited Partnership 8.50%, due 06/01/11	700,000	705,250
Foodmaker Inc. 8.375%, due 04/15/08	2,225,000	2,302,875
Hilton Hotels Corporation 7.625%, due 05/15/08	1,875,000	2,015,625
HMH Properties Inc. 7.875%, due 08/01/08	450,000	456,750
Host Marriott 9.50%, due 01/15/07	1,200,000	1,290,000
ITT Corporation 6.75%, due 11/15/05	500,000	521,878
John Q Hammons Hotels LP 8.875%, due 05/15/12	600,000	630,000
Mandalay Resort Group 10.25%, due 08/01/07 (o)	1,275,000	1,440,750

	Principal Amount	Value

Meristar Hospitality Operating 9.125%, due 01/15/11	$1,225,000	$1,200,500
MGM Grand Inc. 9.75%, due 06/01/07	1,025,000	1,163,375
MGM Mirage Inc. 8.50%, due 09/15/10	1,100,000	1,292,500
Mirage Resorts Inc. 6.75%, due 08/01/07	550,000	585,750
Park Place Entertainment Corporation 9.375%, due 02/15/07	550,000	609,125
Park Place Entertainment Corporation 7.875%, due 03/15/10 (o)	850,000	913,750
Park Place Entertainment Corporation 8.125%, due 05/15/11 (o)	1,600,000	1,756,000
Starwood Hotels Resorts 7.875%, due 05/01/12	1,950,000	2,135,250
Station Casinos Inc. 8.875%, due 12/01/08 (o)	650,000	682,500
Station Casinos Inc. 9.875%, due 07/01/10 (o)	550,000	605,000
Yum Brands Inc. 7.70%, due 07/01/12	750,000	855,000

		25,441,190

Machinery — 2.65%

Briggs & Stratton Corporation 8.875%, due 03/15/11	2,350,000	2,714,250
Flowserve Corporation 12.25%, due 08/15/10 (o)	1,683,000	1,960,695
Navistar International Corporation (Series B) 8.00%, due 02/01/08 (o)	400,000	400,000
Teekay Shipping Corporation 8.875%, due 07/15/11	1,600,000	1,754,000

		6,828,945

Manufacturing — 0.58%

SPX Corporation 6.25%, due 06/15/11	400,000	408,000
SPX Corporation 7.50%, due 01/01/13	700,000	757,750
United States Steel Corporation 10.75%, due 08/01/08	325,000	341,250

		1,507,000

Media — 2.15%

AOL Time Warner Inc. 5.625%, due 05/01/05	1,000,000	1,061,627
AOL Time Warner Inc. 6.875%, due 05/01/12	1,500,000	1,712,424
Corus Entertainment Inc. 8.75%, due 03/01/12	2,575,000	2,768,125

		5,542,176

Medical Instruments — 1.53%

Apogent Technologies Inc. 6.50%, due 05/15/13 (144A)	800,000	826,000
Fisher Scientific International Inc. 8.125%, due 05/01/12 (144A)	1,750,000	1,872,500

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value
Medex Inc. 8.875%, due 05/15/13 (144A)	$1,200,000	$1,245,000

		3,943,500

Medical Services — 2.17%

AmerisourceBergen Corporation 8.125%, due 09/01/08	650,000	715,000
AmerisourceBergen Corporation 7.25%, due 11/15/12	300,000	325,500
NDCHealth Corporation 10.50%, due 12/01/12 (144A)	1,375,000	1,474,688
Tenet Healthcare Corporation 7.375%, due 02/01/13	1,750,000	1,688,750
Triad Hospitals Holdings Inc. 11.00%, due 05/15/09 (o)	450,000	496,125
Warner Chilcott Inc. 12.625%, due 02/15/08	800,000	888,000

		5,588,063

Metals & Mining — 2.45%

Alaska Steel Corporation 7.875%, due 02/15/09 (o)	800,000	680,000
Alaska Steel Corporation 7.75%, due 06/15/12 (o)	100,000	83,000
Dresser Inc. 9.375%, due 04/15/11	1,700,000	1,751,000
Steel Dynamics Inc. 9.50%, due 03/15/09 (o)	1,100,000	1,152,250
Williams Companies Inc. 8.625%, due 06/01/10	700,000	731,500
Williams Companies Inc. 7.125%, due 09/01/11 (o)	1,975,000	1,925,625

		6,323,375

Misc. Financial Services — 1.59%

Ford Motor Credit Company 6.50%, due 01/25/07	650,000	683,880
Ford Motor Credit Company 7.25%, due 10/25/11	1,350,000	1,387,899
Pemex Project Funding Master Trust 9.125%, due 10/13/10	1,300,000	1,573,000
Ucar Finance Inc. 10.25%, due 02/15/12	450,000	441,000

		4,085,779

Oil Services — 5.17%

ANR Pipeline Company 8.875%, due 03/15/10 (144A)	375,000	409,688
Chesapeake Energy Corporation 8.375%, due 11/01/08	550,000	595,375
Chesapeake Energy Corporation 8.125%, due 04/01/11	1,125,000	1,212,187
Ferrellgas Partner 8.75%, due 06/15/12	600,000	651,000
Grant Prideco Inc. 9.625%, due 12/01/07	575,000	635,375
Grant Prideco Inc. 9.00%, due 12/15/09	200,000	222,000

	Principal Amount	Value
Hanover Equipment Test 8.75%, due 09/01/11	$2,150,000	$2,257,500
Key Energy Services Inc. 8.375%, due 03/01/08	800,000	868,000
Nuevo Energy Company 9.50%, due 06/01/08 (o)	739,000	775,026
Panhandle Eastern Pipe Line Company 7.875%, due 08/15/04	500,000	525,000
Pioneer Natural Resources Company 9.625%, due 04/01/10	3,000,000	3,719,616
Southern Natural Gas Company 8.875%, due 03/15/10 (144A)	1,075,000	1,171,750
Westport Resources Corporation 8.25%, due 11/01/11	250,000	273,750

		13,316,267

Paper & Forest Products — 1.93%

Bowater Inc. 6.50%, due 06/15/13 (144A)	1,000,000	948,808
Buckeye Cellulose Corporation 8.50%, due 12/15/05	50,000	49,750
Buckeye Technologies Inc. 8.00%, due 10/15/10	130,000	121,550
Georgia Pacific Corporation 8.875%, due 02/01/10 (144A)	400,000	434,000
Georgia Pacific Corporation 8.125%, due 05/15/11 (o)	1,450,000	1,489,875
Georgia Pacific Corporation 9.50%, due 12/01/11 (o)	1,750,000	1,927,188

		4,971,171

Pharmaceuticals — 1.30%

AdvancePCS 8.50%, due 04/01/08	1,350,000	1,451,250
Biovail Corporation 7.875%, due 04/01/10	1,800,000	1,908,000

		3,359,250

Printing & Publishing — 2.13%

American Media Operations Inc. 8.875%, due 01/15/11 (144A)	250,000	270,625
CBD Media LLC / CBD Finance Inc. 8.625%, due 06/01/11 (144A)	250,000	257,500
Dex Media East 12.125%, due 11/15/12	1,500,000	1,773,750
Houghton Mifflin Company 8.25%, due 02/01/11 (144A)	1,175,000	1,239,625
Houghton Mifflin Company 9.875%, due 02/01/13 (144A)	200,000	217,000
Nebraska Book Company Inc. 8.75%, due 02/15/08	550,000	551,375
Primedia Inc. 8.875%, due 05/15/11	1,125,000	1,184,063

		5,493,938

Retail — 6.82%

Amerigas Partners / Amerigas Eagle Finance Corporation 8.875%, due 05/20/11	1,250,000	1,362,500

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value
Buhrmann U.S. Inc. 12.25%, due 11/01/09 (o)	$575,000	$618,125
Cole National Group Inc. 8.625%, due 08/15/07	1,770,000	1,716,900
Gap Inc. 0%/10.55%, due 12/15/08 (c)(o)	1,900,000	2,308,500
Michaels Stores Inc. 9.25%, due 07/01/09	2,300,000	2,576,000
Penney (JC) Company Inc. 6.00%, due 05/01/06	375,000	371,250
Penney (JC) Company Inc. 8.00%, due 03/01/10	1,325,000	1,387,937
Penney (JC) Company Inc. 7.65%, due 08/15/16	1,025,000	999,375
Penney (JC) Company Inc. 7.95%, due 04/01/17	525,000	519,750
Penney (JC) Company Inc. 8.25%, due 08/15/22	1,750,000	1,715,000
Petco Animal Supplies Inc. 10.75%, due 11/01/11	1,600,000	1,824,000
Saks Inc. 8.25%, due 11/15/08	525,000	555,188
Saks Inc. 7.50%, due 12/01/10	575,000	593,687
Sears Roebuck Acceptance Corporation 7.00%, due 02/01/11	875,000	1,014,433

		17,562,645

Semiconductors — 0.50%

Amkor Technology Inc. 7.75%, due 05/15/13 (144A)	1,350,000	1,282,500

Telecommunications — 5.59%

Block Communications Inc 9.25%, due 04/15/09	900,000	981,000
Crown Castle International Corporation 0%/10.625%, due 11/15/07 (c)	1,350,000	1,420,875
Intermedia Communications Inc. (Series B) 11.25%, due 07/15/07 (b)	150,000	111,000
Intermedia Communications Inc. (Series B) 8.50%, due 01/15/08 (b)(o)	300,000	222,000
Nextel Communications 0%/10.65%, due 09/15/07 (c)	2,225,000	2,297,312
Nextel Communications 0%/9.75%, due 10/31/07 (c)	750,000	776,250
Nextel Communications 9.375%, due 11/15/09	100,000	107,375
Panamsat Corporation 8.50%, due 02/01/12	2,025,000	2,192,063
Pathnet Inc. 12.25%, due 04/15/08 (b)	250,000	625
Qwest Capital Funding Inc. 7.25%, due 02/15/11	400,000	328,000
Qwest Corporation 8.875%, due 03/15/12 (144A)	1,350,000	1,508,625
Qwest Services Corporation 13.50%, due 12/15/10 (144A)	2,626,000	2,967,380
Sprint Capital Corporation 8.375%, due 03/15/12	600,000	718,390

	Principal Amount	Value
Telecorp PCS Inc. 10.625%, due 07/15/10	$472,000	$569,940
Worldcom Inc. 7.50%, due 05/15/11 (b)	650,000	191,750

		14,392,585

Textiles — 1.47%

Interface Inc. 10.375%, due 02/01/10 (o)	1,200,000	1,152,000
Phillips Van Heusen Corporation 9.50%, due 05/01/08 (o)	2,050,000	2,121,750
Phillips Van Heusen Corporation 8.125%, due 05/01/13 (144A)	500,000	513,125

		3,786,875

Travel/Entertainment/Leisure — 0.85%

Royal Caribbean Cruises Ltd. 8.00%, due 05/15/10	1,750,000	1,820,000
Worldspan LP 9.625%, due 06/15/11 (144A)	350,000	360,500

		2,180,500

Utilities — 1.34%

AES Corporation 9.50%, due 06/01/09 (o)	1,725,000	1,742,250
AES Corporation 9.375%, due 09/15/10 (o)	250,000	251,250
AES Corporation 8.875%, due 02/15/11 (o)	600,000	586,500
AES Corporation 8.75%, due 05/15/13 (144A)	850,000	884,000

		3,464,000

Waste Management — 1.85%

Allied Waste North America Inc. (Series B) 7.375%, due 01/01/04 (o)	200,000	203,500
Allied Waste North America Inc. 7.625%, due 01/01/06	1,725,000	1,787,531
Allied Waste North America Inc. 8.875%, due 04/01/08	750,000	813,750
Allied Waste North America Inc. 7.875%, due 01/01/09	925,000	967,781
Allied Waste North America Inc. 10.00%, due 08/01/09 (o)	925,000	982,813

		4,755,375

Wireless Communications — 0.58%

AT&T Wireless 8.125%, due 05/01/12	550,000	662,670
Voicestream Wireless Corporation 11.50%, due 09/15/09	500,000	584,375
Voicestream Wireless Corporation 10.375%, due 11/15/09	206,647	240,227

		1,487,272

Total Domestic Corporate Bonds
(Identified cost $219,850,696)		230,792,606

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares or Principal Amount	Value

Convertible Corporate Bonds — 0.95%

Wireless Communications — 0.95%

Nextel Communications 5.25%, due 01/15/10 (o)	$2,600,000	$2,444,000

Total Convertible Corporate Bonds
(Identified cost $1,862,734)		2,444,000

Domestic Stocks and Warrants — 0.33%

Chemicals — 0.02%

Pioneer Companies Inc. (Common Stock) (a)	16,408	59,889

Communications — 0.01%

Globalstar Telecommunications (Wts)(a)(d)(m)(144A)	700	—
Loral Space & Communication Ltd. (Wts)(a)	850	115
Loral Space & Communications (Wts)(a)(d)(m)	5,584	—
XO Communications Inc. Ltd. (a)	960	6,960
XO Communications Inc. (Series A) (Wts)(a)	1,923	4,999
XO Communications Inc. (Series B) (Wts)(a)	1,442	2,307
XO Communications Inc. (Series C) (Wts)(a)	1,442	793

		15,174

Computer Software — 0.00%

Verado Holdings Inc. (Wts)(a)	500	178

Electronics — 0.00%

Axiohm Transaction Solutions (Common Stock) (a)(d)	4,056	—

Health Care — 0.21%

Dade Behring Holdings Inc. (Common Stock) (a)	23,333	535,959

Medical Instruments — 0.03%

Charles River Labs Inc. (Wts)(a)	350	71,900

Telecommunications — 0.06%

E. Spire Communications Inc. (Wts)(a)(d)(m)(144A)	800	—
Flag Telecom Group (Common Stock) (a)	1,460	50,370
Pathnet Inc. (Wts)(a)(d)(m)(144A)	250	—
Wiltel Communications Group (Common Stock) (a)	8,090	119,247

		169,617

	Number of Shares or Principal Amount	Value

Wireless Communications — 0.00%

Leap Wireless International Inc. (Wts)(a)(d)(m)(144A)	$5,000	$—

Total Domestic Stocks and Warrants
(Identified cost $3,525,600)		852,717

Foreign Bonds — 4.83%

Broadcasting — 1.15%

Grupo Televisa 8.00%, due 09/13/11	2,600,000	2,954,250

Energy — 0.11%

YPF Sociedad Anonima 9.125%, due 02/24/09 (o)	250,000	278,750

Finance — 0.19%

PDVSA Finance Ltd. 9.375%, due 11/15/07	500,000	490,000

Government Bond — 0.41%

United Mexican States 8.625%, due 03/12/08 (o)	300,000	359,700
United Mexican States 9.875%, due 02/01/10	550,000	705,375

		1,065,075

Manufacturing — 0.82%

Tyco International Group 6.375%, due 10/15/11	2,000,000	2,110,000

Oil Services — 0.56%

Petroleos Mexicano 9.375%, due 12/02/08 (o)	1,175,000	1,436,438

Telecommunications — 1.05%

Rogers Cantel Inc. 8.80%, due 10/01/07 (o)	1,975,000	2,016,969
Telewest Communications 11.00%, due 10/01/07 (b)	250,000	90,625
Telewest Communications 0%/9.25%, due 04/15/09 (b)(c)	1,500,000	468,750
Telewest Communications 9.875%, due 02/01/10 (b)(o)	350,000	126,875

		2,703,219

Transportation — 0.17%

TBS Shipping International Ltd. 10.00%, due 02/08/08 (d)(m)	288,239	83,589
TFM 10.25%, due 06/15/07	350,000	357,875

		441,464

Wireless Communications — 0.37%

Rogers Wireless Inc. 9.625%, due 05/01/11	825,000	948,750

Total Foreign Bonds
(Identified cost $12,897,507)		12,427,946

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Number of Shares or Principal Amount	Value

Foreign Stocks and Warrants — 0.00%

Transportation — 0.00%

TBS Shipping International Ltd. (Common Stock) (Class C) (a)(d)(m)	6,818	$—
TBS Shipping International Ltd. (Preferred Stock) (a)(d)(m)	7,826	—
TBS Shipping International Ltd. (Wts)(a)(d)(m)	18,181	—

		—

Total Foreign Stocks and Warrants
(Identified cost $0)		—

U.S. Treasury Note — 0.19%

4.625%, due 05/15/06	$450,000	487,810

Total U.S. Treasury Note
(Identified cost $460,342)		487,810

Principal Amount		Value

Repurchase Agreement — 2.66%

State Street Bank & Trust Repurchase Agreement 0.70%, due 07/01/03, Proceeds $6,859,133 Collateral: U.S Treasury Note $6,945,000, 1.75% due 12/31/04, Value $7,000,668	$6,859,000	$6,859,000

Total Repurchase Agreement
(Identified cost $6,859,000)		6,859,000

Total Investments
(Identified cost $245,455,879)		$253,864,079

Other Assets Less Liabilities — 1.45%		3,743,417

Net Assets — 100%		$257,607,496

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(c)	Zero Coupon or Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d)	Security is fair valued at June 30, 2003.
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.
(v)	Variable interest rate security; interest rate is as of June 30, 2003.
(Wts)	Warrants — Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Short Duration Bond Fund

SUBADVISER’S COMMENTS

MONY Capital Management, Inc.

New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MONY Capital Management, Inc. (“MONY Capital”) is subadviser to the Enterprise Short Duration Bond Fund. MONY Capital manages approximately $13 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Short Duration Bond Fund is to seek current income with reduced volatility of principal.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 2.23%. The Fund outperformed its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, which returned 2.08%. In contrast, the Fund underperformed its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Index, which returned 3.66%.

How would you describe the investment environment during the period?

Shorter duration interest rates declined broadly over the period, culminating with a 0.25% easing by the Federal Reserve near the end of the second quarter. Non-government securities slightly outperformed on improving corporate financial health.

What strategies affected Fund performance during the period?

A key anchor of MONY Capital’s strategy is to be able to move across the various short-duration sectors to find the best values for the Fund. Over the first half of the year, that has meant shifting from corporate securities, which have sharply recovered from the credit concerns of late 2002, into the asset-backed and mortgage-backed sectors, where MONY Capital feels good values remain. Duration was kept in the middle of their target range, which allowed some, but not full participation in the higher bond prices generally seen during the period. As always, MONY Capital’s primary concern is quality.

What changes were made to the Fund over the period?

The Fund is early in its history and is investing new subscriptions to retain the characteristics of the existing portfolio. Incremental securities purchases were made in most short-duration sectors, but the strongest allocation was made in the asset-backed arena.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Principal Amount	Value

Domestic Corporate Bonds — 27.35%

Airlines — 1.84%

Delta Air Lines Inc. 2.07%, due 07/25/03 (144A)	$395,160	$395,160

Finance — 13.16%

CIT Group Holdings Inc. 6.625%, due 06/15/05	300,000	324,998
CIT Group Inc. 2.365%, due 09/22/03	250,000	252,446
Ford Motor Credit Company 6.70%, due 07/16/04	250,000	259,582
General Motors Acceptance Corporation 3.28%, due 09/04/03	250,000	250,264
General Motors Acceptance Corporation 6.85%, due 06/17/04	250,000	260,048
General Motors Acceptance Corporation 4.50%, due 07/15/06	1,000,000	1,002,480
Household Finance Corporation 5.875%, due 09/25/04	200,000	210,469
International Lease Finance Corporation 5.12%, due 06/01/05	250,000	261,869

		2,822,156

Food, Beverages & Tobacco — 1.21%

Tyson Foods Inc. 6.625%, due 10/01/04	250,000	259,136

Forest Products — 1.24%

Weyerhaeuser Company 5.50%, due 03/15/05	250,000	264,481

Media — 3.74%

AOL Time Warner Inc. 5.625%, due 05/01/05	500,000	530,814
Walt Disney Company 7.30%, due 02/08/05	250,000	271,495

		802,309

Multi-Line Insurance — 2.43%

Metlife Inc. 3.911%, due 05/15/05	500,000	520,781

Retail — 1.17%

Sears Roebuck Acceptance Corporation Medium Term Note 3.28%, due 08/11/03	250,000	251,100

Wireless Communications — 2.56%

Cingular Wireless 5.625%, due 12/15/06	500,000	548,060

Total Domestic Corporate Bonds
(Identified cost $5,758,239)		5,863,183

	Principal Amount	Value

Domestic Asset-Backed Securities — 37.89%

Banking — 2.22%

Countrywide Home Loans Inc., Series 2001-1, Class MV2 1.985%, due 07/25/31 (v)	$250,000	$251,064
Provident Bank Home Equity Loan Trust, Series 1996-2, Class A2 1.275%, due 01/25/28 (v)	225,830	225,410

		476,474

Finance — 18.74%

Atherton Franchise Loan Funding, Series 1998-A, Class A2 6.72%, due 08/15/10 (144A)	546,235	548,248
Bayview Commercial Asset Trust, Series 2003-1, Class B 5.504%, due 08/25/33 (v)(144A)	250,000	250,050
Bayview Financial Property Trust, Series 2003-CA, Class M2 3.114%, due 06/28/33 (v)(144A)	750,000	753,193
Capital One Multi Asset, Series 2003-C1, Class C1 3.73%, due 03/15/11 (v)	250,000	250,588
Capital One Multi Asset, Series 2003-C2, Class C2 4.32%, due 04/15/09	250,000	248,238
Chase Credit Card Owner Trust, Series 2001-4, Class C 2.007%, due 11/17/08 (v)(144A)	750,000	746,343
Circuit City Credit Card Master Trust, Series 2003-2, Class CTFS 5.107%, due 04/15/11 (v)(144A)	250,000	250,100
Citibank Credit Card Issuance Trust, Series 2002-C3, Class C3 2.259%, due 12/15/09 (v)	220,000	220,261
First National Master Note Trust, Series 2003-1, Class C 2.78%, due 08/15/08 (v)	500,000	500,276
Ford Credit Auto Owner Trust, Series 2003-A, Class B2 1.59%, due 08/15/07 (v)	250,000	251,354

		4,018,651

Medical Services — 0.77%

DVI Receivables XIX LLC, Series 2003-1, Class D1 3.06%, due 03/14/11 (m)(v)	166,109	165,954

Misc. Financial Services — 16.16%

Ameriquest Mortgage Secs Inc., Series 2003-6, Class M1 1.795%, due 05/25/33 (v)	600,000	601,336
Amresco Residential Securities, Series 1998-2, Class M1F 6.745%, due 06/25/28	217,506	229,984
Credit Suisse First Boston Mortgage, Series 2002-5, Class A3 1.555%, due 05/25/33 (v)	230,055	231,057

SEMI-ANNUAL REPORT

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Granite Mortgages, Series 2003-1, Class B 1.759%, due 01/20/43 (v)	$250,000	$250,026
Green Tree Financial Corporation, Series 1997-1, Class A5 6.86%, due 03/15/28	224,771	230,446
Hedged Mutual Fund Fee Trust, Series 2003-1A, Class 1 4.188%, due 11/30/10 (v)(144A)	953,442	954,157
Hedged Mutual Fund Fee Trust, Series 2003-2, Class 1 3.778%, due 03/02/11 (v)(144A)	250,000	250,063
Lehman Manufactured Housing, Series 2001-B, Class A3 4.35%, due 05/15/14	235,000	239,111
Long Beach Mortgage Loan Trust, Series 2003-1, Class M1 1.955%, due 03/25/33 (v)	250,000	251,933
Structured Asset Securities Corporation, Series 2002-BC10, Class A3 1.465%, due 01/25/33 (v)	225,240	225,766

		3,463,879

Total Domestic Asset-Backed Securities
(Identified cost $8,097,102)		8,124,958

Collateralized Mortgage Obligations — 12.70%

Bank of America Mortgage Securities Inc., Series 2003-B, Class 2A2 4.413%, due 03/25/33	875,545	890,104
FFCA Secured Lending Corporation, Series 1998-1, Class A1B 6.73%, due 07/18/13 (144A)	465,389	489,580
Sequoia Mortgage Trust, Series 6, Class A 1.413%, due 04/19/27 (v)	327,148	324,785
Wamu Mortgage, Series 2003-AR3, Class A3 3.567%, due 04/25/33	1,000,000	1,018,809

Total Collateralized Mortgage Obligations
(Identified cost $2,674,452)		2,723,278

Foreign Asset Backed Securities — 1.17%

Misc. Financial Services — 1.17%

Fusion Capital Limited, Series 1A, 1.805%, due 09/19/12 (v)(144A)	250,000	249,997

Total Foreign Asset Backed Securities
(Identified cost $250,000)		249,997

	Principal Amount	Value

Agency Obligations — 17.15%

Freddie Mac — 4.73%

6.00%, due 07/15/28	$1,000,000	$1,014,491

Fannie Mae — 12.42%

5.50%, due 05/02/06	1,500,000	1,646,812
4.664%, due 11/01/09	995,987	1,016,785

		2,663,597

Total Agency Obligations
(Identified cost $3,668,025)		3,678,088

Repurchase Agreement — 7.50%

State Street Bank & Trust Repurchase Agreement 0.70%, due 07/01/03, Proceeds $1,609,031 Collateral: U.S. Treasury Note $1,605,000, 3.00% due 02/29/04, Value $1,659,212	1,609,000	1,609,000

Total Repurchase Agreement
(Identified cost $1,609,000)		1,609,000

Total Investments
(Identified cost $22,056,818)		$22,248,504

Other Assets Less Liabilities — (3.76)%		(806,266)

Net Assets — 100%		$21,442,238

(m)	Illiquid security.
(v)	Variable interest rate security; interest rate is as of June 30, 2003.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

SUBADVISER’S COMMENTS

MBIA Capital Management Corp.

Armonk, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MBIA Capital Management Corp. (“MBIA”) is subadviser to the Enterprise Tax-Exempt Income Fund. MBIA manages approximately $27.5 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 3.99%. The Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index (“Lehman Index”), which returned 3.81%. The Fund outperformed its peer group, the Lipper General Municipal Debt Funds Index, which returned 3.52%.

How would you describe the investment environment during the period?

The past six months have been quite volatile for interest rates. The 10-year AAA General Obligation, according to Municipal Market Data, began the year at 3.53%, hit a high of 3.86% on January 16, a low of 2.85% on June 13 and finished the six-month period at 3.23%. The Federal Reserve lowered its Fed Funds target for the first time since September 2002, cutting the rate from 1.25% to 1.00%. Tax-exempt yields remained historically cheap versus taxable alternatives (the yield on 30-year tax-exempts averaged 98% of the yield on 30-year Treasuries for the period), inspiring demand from nontraditional buyers, such as crossover accounts, hedge funds and corporate buyers. Supply for the period reached a record $200 billion.

What strategies affected Fund performance during the period?

The Fund’s over-weight position in the 15-20 year part of the yield curve positively impacted performance, as this sector of the curve performed better than any other during the period. The Fund’s over-weight to Illinois, Michigan, Ohio and Nevada bonds, which outperformed the Lehman Index, and their under-weight to New York and California bonds, which underperformed the Lehman Index, helped boost Fund performance. In addition, two holdings in the Fund were pre-refunded during the second quarter (Jefferson County, Alabama Sewer Revenues pre-refunded at $101 and NY State Dormitory Authority Revenues pre-refunded at $100), adding positively to performance.

What changes were made to the Fund over the period?

The duration of the Fund began the year neutral to the Lehman Index. During the period, MBIA began to take a slightly defensive duration position and shorten the duration versus the Lehman Index.

Depending on an investor’s specific situation, distributions from this Fund may, at times, be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Principal Amount	Value

Municipal Bonds — 97.68%

Alabama — 4.88%

Alabama Housing Finance Authority Single Family Mortgage Revenue Series A-1 6.55% due 10/01/14	$180,000	$186,179
Jefferson County Alabama Sewer Revenue Capital Improvement Series A (FGIC Insured) 5.00% due 02/01/33 (pre-refunded to 2/01/09 at $101) (w)	260,000	297,365
Jefferson County Alabama Sewer Revenue Capital Improvement Series A (FGIC Insured) 5.00% due 02/01/33	240,000	245,774
Mobile Alabama Water & Sewer (FGIC Insured) 5.25% due 01/01/18	1,000,000	1,099,360

		1,828,678

Arizona — 6.19%

Mesa Arizona Utility Systems Revenue Refunding Series A (FGIC Insured) 5.00% due 07/01/15	1,000,000	1,141,480
Salt River Project Arizona Agricultural Improvement & Power District Electric Systems Series D 6.00% due 01/01/09	1,000,000	1,179,080

		2,320,560

California — 4.18%

California State General Obligation Bonds 5.125% due 06/01/25	500,000	507,640
University California Revenues Series K 5.25% due 09/01/24	1,000,000	1,061,970

		1,569,610

Colorado — 4.97%

Colorado Department Transport Revenue Anticipation Notes (AMBAC Insured) 6.00% due 06/15/15	1,000,000	1,209,150
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) 5.50% due 09/01/16	600,000	654,486

		1,863,636

Florida — 4.74%

Tampa Florida Water & Sewer Revenue Refunding Series A 5.25% due 10/01/19	1,625,000	1,778,449

Georgia — 1.54%

Georgia Municipal Electric Authority Power Revenue General Series A (FSA Insured) 5.25% due 01/01/13	500,000	577,410

	Principal Amount	Value

Illinois — 7.91%

Chicago Illinois Skyway Toll Bridge (AMBAC Insured) 5.50% due 01/01/31	$1,000,000	$1,082,210
Cook County Illinois Series A (FGIC Insured) 5.125% due 11/15/26	1,000,000	1,041,060
Metropolitan Pier & Exposition Illinois McCormick Place Exploration Project (FGIC Insured) 5.25% due 12/15/28	800,000	845,624

		2,968,894

Indiana — 2.89%

Indiana Board Bank Common School Fund Advanced Purchase Funding (AMBAC Insured) 5.00% due 02/01/06	1,000,000	1,084,190

Louisiana — 3.04%

Jefferson Parish Louisiana Drainage Sales Refunding (AMBAC Insured) 5.00% due 11/01/10	1,000,000	1,139,280

Michigan — 6.91%

Grand Rapids & Kent County Michigan Joint Building Authority 5.25% due 12/01/11	500,000	580,025
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund 5.50% due 10/01/08	700,000	814,933
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund 5.75% due 10/01/16	1,000,000	1,198,550

		2,593,508

Missouri — 3.16%

Missouri State Health & Educational Facilities Authority St. Louis University 5.50% due 10/01/15	1,000,000	1,184,400

Nevada — 6.59%

Clark County Nevada School District Refunding (FSA Insured) 5.50% due 06/15/13	1,300,000	1,525,979
Clark County School District Series A (MBIA Insured) 7.00% due 06/01/11	750,000	946,838

		2,472,817

New York — 6.91%

New York City Transitional Financial Services Future Tax Secured Series C 5.875% due 11/01/14	400,000	471,368
New York State Dormitory Authority Series A (FGIC Insured) 5.25% due 07/01/30 (pre-refunded to 7/01/10 at $100) (w)	1,000,000	1,162,230

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value
Triborough Bridge & Tunnel Authority New York General Purpose Series A 6.00% due 01/01/10	$800,000	$956,824

		2,590,422

Ohio — 6.71%

Hamilton County Ohio Sales Tax Football Project B (MBIA Insured) 5.00% due 12/01/27	1,000,000	1,037,020
Ohio State Higher Education Capital Facilities Senior II A 5.50% due 12/01/07	1,000,000	1,144,890
Ohio State Higher Education Capital Facilities Series II A 5.50% due 12/01/10	285,000	333,732

		2,515,642

Pennsylvania — 4.46%

Central Bucks Pennsylvania School District (MBIA Insured) 5.00% due 05/15/14	1,000,000	1,127,400
Erie Pennsylvania Series E (FGIC Insured) 5.125% due 11/15/17	500,000	546,830

		1,674,230

Puerto Rico — 1.51%

Puerto Rico Electric Power Authority Power Revenue Refunding (MBIA Insured) 5.00% due 07/01/17	500,000	567,530

South Carolina — 3.72%

South Carolina State Public Service Authority Series A (MBIA Insured) 5.75% due 01/01/15	1,200,000	1,396,404

Tennessee — 4.85%

Dickson County Tennessee Refunding (FGIC Insured) 5.00% due 03/01/17	600,000	662,754
Metro Government Nashville & Davidson Refunding Series A & B 5.25% due 10/15/09	1,000,000	1,155,810

		1,818,564

Texas — 3.03%

Harris County Texas Health Facilities Development Series A (MBIA Insured) 5.75% due 07/01/14	1,000,000	1,136,890

Washington — 7.22%

Washington State Series B (FSA Insured) 5.00% due 01/01/27	1,000,000	1,033,720
Washington State General Obligation Bonds Series B & AT-7 6.40% due 06/01/17	500,000	632,260

	Principal Amount	Value
Washington State Public Power Supply Systems Nuclear Project Number 1 Revenue Refunding Series A 5.50% due 07/01/04	$1,000,000	$1,044,320

		2,710,300

Wisconsin — 2.27%

Milwaukee Wisconsin Series F 6.00% due 11/15/04	800,000	853,016

Total Municipal Bonds
(Identified Cost $33,536,200)		36,644,430

Short-Term Tax-Exempt Investments — 0.93%

Michigan — 0.93%

University of Michigan University Revenues Refunding Service Plan A 1 0.95% due 08/13/03 (v)	300,000	300,000
University of Michigan University Revenues Medical Service Plan Series A 0.95% due 08/08/03 (v)	50,000	50,000

Total Short-Term Tax-Exempt Investments
(Identified Cost $350,000)		350,000

Total Investments
(Identified cost $33,886,200)		$36,994,430

Other Assets Less Liabilities — 1.39%		522,416

Net Assets — 100%		$37,516,846

(v)	Variable interest rate security; Interest rate is as of June 30, 2003, and is adjusted daily. Maturity date shown is the next interest reset date.
(w)	Bonds which are prerefunded are collateralized by U.S. Government Securities which are held in escrow and are used to pay principal and interest on the Municipal Issue and to retire the bonds in full at the earliest refunding date.
(AMBAC)	American Bond Assurance Corporation.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.
(MBIA)	Municipal Bond Insurance Association.

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

SUBADVISER’S COMMENTS

Pacific Investment Management Company, LLC

Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Pacific Investment Management Company (“PIMCO”) is the subadviser to the Enterprise Total Return Fund. The firm has approximately $323.4 billion in assets under management, and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Fund is total return.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

For the six-month period, Class A shares of the Fund returned 4.50%. The Fund underperformed its benchmark, the Lehman Brothers Universal Index, which returned 4.95%. The Fund underperformed its peer group, the Lipper BBB Rated Funds Index, which returned 7.48%.

How would you describe the investment environment during the period?

Most financial assets gained as anxiety about the war in Iraq faded. Assets that generally benefit from economic growth, such as stocks, corporate bonds and emerging market debt, fared the best for the period as investors in these securities anticipated a recovery in the second half of 2003.

Reflationary forces that were expected to fuel a rebound included federal tax cuts and a weak dollar, as well as low borrowing rates that eased the burden of relatively high personal and corporate indebtedness. Low mortgage rates kept the refinancing boom in the second quarter and put money in consumers’ pockets. By the end of the period, corporate bond yields were so low that well-known companies like General Electric and Wal-Mart could borrow for five years at less than 3%.

Treasury bonds lagged their riskier counterparts but still enjoyed a rally of their own. Already low yields fell to levels not seen in 45 years, confounding investors convinced that these bonds were overvalued.

The broad bond market, represented by the Lehman Brothers Universal Bond Index, gained 4.94% during the period. Treasury yields fell amid concerns over the conflict in Iraq and other deflationary economic forces such as a weak labor market. The benchmark 10-year Treasury yield finished at 3.52%.

What strategies affected Fund performance during the period?

During the period, interest rate strategies, which included a neutral duration position and an emphasis on the short and long maturity portion of the yield curve, were largely neutral for returns.

Sector strategies also affected performance. A structural allocation to mortgages enhanced Fund yield and was positive for performance due to security selection, a corporate under-weight was negative as the sector outperformed Treasuries. Security selection, which focused on telecom and energy pipeline bonds, helped returns. These issuers benefited from strengthening balance sheets and investor demand for yield.

An under-weight to high-yield as well as security selection within this sector hurt returns. Airline and healthcare issues dragged down returns as these sectors experienced significant price declines in the first quarter. These issues modestly rebounded in the second quarter but failed to recover fully. European holdings were a modest drag on performance as

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

SUBADVISER’S COMMENTS — (Continued)

these issues failed to rally to the degree of their U.S. counterparts. Emerging market bonds, especially in Brazil, added to returns, sustaining their recovery that began in the fourth quarter of 2002.

What changes were made to the Fund over the period?

Over the six-month period, the Fund maintained relatively stable interest rate strategies with a modest shift from the short and longer maturity portion of the yield curve to more intermediate issues.

In terms of sectors, PIMCO harvested gains by reducing its exposure to emerging market and high-yield debt. In terms of developed non-dollar exposure, PIMCO shifted it from an even maturity exposure to an emphasis on shorter maturity non-dollar assets, especially in Europe where growth remains weak and the likelihood of additional short-term easing remains relatively high.

There are specific risks associated with some of the securities held in this Fund. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the Fund to loss of principal. In addition, this Fund is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Principal Amount	Value

Corporate Bonds and Notes — 18.04%

Airlines — 0.95%

Continental Airlines Inc. 7.056% due 03/15/11	$290,000	$287,942
Delta Airlines Inc. 7.57% due 11/18/10	200,000	205,712
United Airlines Inc. 7.73% due 07/01/10 (x)	100,000	78,869
United Airlines Inc. 7.186% due 04/01/11 (x)	196,315	167,748
United Airlines Inc. 6.602% due 09/01/13 (x)	150,000	125,958

		866,229

Automotive — 1.14%

Daimlerchrysler North America 1.61% due 08/18/03 (v)	150,000	149,319
General Motors Corporation 8.25% due 07/15/23	450,000	447,979
General Motors Corporation 8.375% due 07/15/33	450,000	443,142

		1,040,440

Cable — 1.16%

Clear Channel Communications 7.25% due 09/15/03	550,000	555,511
Cox Communications Inc. 6.15% due 08/01/03 (r)	350,000	350,233
CSC Holdings Inc. 8.125% due 07/15/09	100,000	103,250
CSC Holdings Inc. 7.625% due 04/01/11	50,000	50,500

		1,059,494

Electrical Equipment — 0.16%

Oncor Electric Delivery Company 6.375% due 01/15/15 (144A)	130,000	147,475

Energy — 2.18%

AEP Texas Central Company 6.65% due 02/15/33 (144A)	430,000	470,599
El Paso Energy Corporation 7.75% due 01/15/32 (o)	65,000	54,763
El Paso Natural Gas Company 8.375% due 06/15/32 (144A)	300,000	318,000
Florida Power Corporation 4.80% due 03/01/13	300,000	312,701
Progress Energy Inc. 6.55% due 03/01/04	400,000	412,658
PSEG Energy Holdings Inc. 8.50% due 06/15/11	100,000	107,500
PSEG Power 6.95% due 06/01/12	135,000	154,992
South Point Energy Center 8.40% due 05/30/12 (144A)	158,548	157,755

		1,988,968

	Principal Amount	Value

Entertainment & Leisure — 0.71%

Station Casinos Inc. 8.375% due 02/15/08	$125,000	$135,000
Walt Disney Company 5.125% due 12/15/03	500,000	508,879

		643,879

Finance — 0.29%

Credit Suisse First Boston 4.625% due 01/15/08	250,000	266,969

Forest Products — 0.22%

Weyerhaeuser Company 2.244% due 09/15/03 (v)	200,000	200,013

Health Care — 0.55%

Columbia / HCA Healthcare Corporation 6.87% due 09/15/03	500,000	504,018

Hotels & Restaurants — 0.84%

Hilton Hotels Corporation 7.00% due 07/15/04	200,000	203,000
ITT Corporation 6.75% due 11/15/03	50,000	50,500
Park Place Entertainment Corporation 7.95% due 08/01/03	400,000	401,500
Starwood Hotels & Resorts 7.875% due 05/01/12	100,000	109,500

		764,500

Insurance — 0.22%

Travelers Property Casualty Corporation 5.00% due 03/15/13	130,000	135,366
Travelers Property Casualty Corporation 6.375% due 03/15/33	60,000	65,577

		200,943

Media — 0.79%

AOL Time Warner Inc. 8.11% due 08/15/06	300,000	344,906
AOL Time Warner Inc. 6.875% due 05/01/12	100,000	114,161
AOL Time Warner Inc. 7.70% due 05/01/32	50,000	58,372
Turner Broadcasting System Inc. 7.40% due 02/01/04	200,000	204,588

		722,027

Misc. Financial Services — 3.37%

Bear Stearns Companies Inc. 7.625% due 12/07/09	120,000	147,132
CIT Group Inc. 2.619% due 07/31/03	215,000	217,134
CIT Group Inc. 7.75% due 04/02/12	350,000	417,323

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value
Ford Motor Credit Company 1.769% due 07/18/03 (v)	$100,000	$96,652
Ford Motor Credit Company 1.57% due 07/28/03 (v)	100,000	99,167
Gemstone Investor Ltd. 7.71% due 10/31/04 (144A)	100,000	99,500
General Electric Capital Corporation 5.45% due 01/15/13	650,000	704,043
General Motors Acceptance Corporation 2.049% due 07/21/03 (v)	500,000	499,429
General Motors Acceptance Corporation 6.125% due 09/15/06 (o)	100,000	105,280
Household Finance Corporation 2.45% due 09/11/03 (v)	150,000	151,298
Sprint Capital Corporation 5.70% due 11/15/03	100,000	100,380
Sprint Capital Corporation 7.625% due 01/30/11	200,000	228,289
Sprint Capital Corporation 6.875% due 11/15/28	100,000	100,324
Sprint Capital Corporation 8.75% due 03/15/32	90,000	107,732

		3,073,683

Oil Services — 0.74%

Amerada Hess Corporation 6.65% due 08/15/11	300,000	346,079
CMS Panhandle Holding Company 6.50% due 07/15/09	300,000	331,500

		677,579

Retail — 0.97%

Kroger Company 6.20% due 06/15/12 (o)	350,000	386,641
Safeway Inc. 3.625% due 11/05/03	500,000	501,747

		888,388

Telecommunications — 0.76%

AT&T Corporation 7.80% due 11/15/11	100,000	114,311
AT&T Corporation 8.50% due 11/15/31	250,000	283,472
Verizon Global Funding Corporation 6.125% due 06/15/07	200,000	225,139
Worldcom Inc. 7.375% due 01/15/49 (b)(r)(144A)	240,000	70,800

		693,722

Transportation — 0.44%

Norfolk Southern Corporation 1.999% due 07/30/03 (v)	400,000	401,929

	Principal Amount	Value

Utilities — 0.83%

National Rural Utilities 2.32% due 07/28/03 (v)	$400,000	$402,454
Niagara Mohawk Power Corporation (MBIA Insured) 7.75% due 05/15/06	100,000	114,492
Niagara Mohawk Power Corporation (Series G) 7.75% due 10/01/08	200,000	239,614

		756,560

Waste Management — 0.80%

Allied Waste North America Inc. (Series B) 7.375% due 01/01/04	100,000	101,750
Waste Management Inc. 6.375% due 11/15/12	250,000	284,260
WMX Technologies Inc. 7.10% due 08/01/26	300,000	343,102

		729,112

Wireless Communications — 0.92%

AT&T Wireless 8.125% due 05/01/12	290,000	349,408
Cingular Wireless 6.50% due 12/15/11	120,000	138,261
Verizon Wireless Capital 1.488% due 09/17/03 (v)	350,000	349,888

		837,557

Total Corporate Bonds and Notes
(Identified cost $15,775,594)		16,463,485

Foreign Bonds — 3.05%

Broadcasting — 0.16%

British Sky Broadcasting Group 8.20% due 07/15/09	120,000	142,200

Cable — 0.24%

Rogers Cablesystems Ltd. 10.00% due 03/15/05	200,000	217,000

Manufacturing — 0.17%

Tyco International Group 6.375% due 10/15/11	150,000	158,250

Misc. Financial Services — 0.26%

HSBC Capital Funding 10.176% due 06/30/30 (144A)	150,000	235,592

Oil Services — 0.65%

Pemex Project Funding Master Trust, 9.125% due 10/13/10	210,000	254,100
Pemex Project Funding Master Trust, 8.00% due 11/15/11	100,000	114,500
Pemex Project Funding Master Trust, 8.625% due 02/01/22 (144A)	200,000	228,500

		597,100

Telecommunications — 1.57%

British Telecom 2.414% due 09/15/03 (v)	600,000	601,943

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value
Deutsche Telekom International 8.25% due 06/15/05	$210,000	$234,177
Deutsche Telekom International 8.50% due 06/15/10	200,000	245,675
France Telecom 10.00% due 03/01/31	250,000	345,934

		1,427,729

Total Foreign Bonds
(Identified cost $2,547,014)		2,777,871

Asset-Backed Securities — 0.98%

Misc. Financial Services — 0.98%

Bear Stearns Arm Trust, Series 2001-3, Class A2, 1.435% due 07/25/03 (v)	157,039	157,320
Bear Stearns Home Loan Owner Trust, Series 2001-A, Class AI1, 1.36% due 07/15/03 (v)	22,869	22,870
Chase Funding Loan Acquisition Trust, Series 2001-FF1, Class A2, 1.275% due 07/25/03 (v)	207,770	207,791
First Alliance Mortgage Trust, Series 1999-4, Class A2, 1.484% due 07/20/03 (v)	37,718	37,748
General Motors Acceptance Corporation Series 1999-HLTV, Class A1, 1.708% due 06/23/03 (v)	52,639	52,724
Merrill Lynch Mortgage Inc., Series 2002-AFC1, Class AV1, 1.405% due 07/25/03 (v)	132,431	132,592
Structured Asset Securities Corporation, Series 2002-BC4, Class A, 1.325% due 07/25/03 (v)	286,210	285,992

Total Asset-Backed Securities
(Identified cost $896,749)		897,037

Mortgage-Backed Securities — 4.95%

Banking — 0.45%

Countrywide Home Loans Inc. Series 2002-HYB2, Class-6A1, 4.856% due 07/19/03	289,620	293,759
Wells Fargo Mortgage Backed Securities, Series 2002-E, Class 2A1, 5.108% due 07/25/03	114,728	116,360

		410,119

Finance — 1.15%

Credit Suisse First Boston Mortgage, Series 1999-1, Class A1, 6.75% due 01/15/08 (m)	44,461	44,612

	Principal Amount	Value
Credit Suisse First Boston Mortgage, Series 1999-WM1, Class 3A2, 6.395% due 07/01/03	$314,491	$315,518
Credit Suisse First Boston Mortgage, Series 2002-AR2, Class 2A1, 1.435% due 07/25/03	184,540	185,173
Credit Suisse First Boston Mortgage, Series 2002-P3, Class A, 1.808% due 07/25/03 (m)(144A)	509,206	507,615

		1,052,918

Misc. Financial Services — 2.53%

Bear Stearns Arm Trust Series 2002-5, Class 6A, 6.004% due 07/25/03	51,410	52,725
Bear Stearns Arm Trust, Series 2001-10, Class IA, 6.181% due 07/25/03	86,504	87,420
Bear Stearns Arm Trust, Series 2001-10, Class VA, 6.086% due 07/25/03	47,310	47,648
Bear Stearns Arm Trust, Series 2001-9, Class IA, 6.158% due 07/25/03	73,995	74,407
Bear Stearns Arm Trust, Series 2002-2, Class IIIA, 6.761% due 07/25/03	43,744	45,298
C Bass Trust Series 2002-CB1, Class A2A, 1.375% due 07/25/03 (v)	59,076	59,135
First Horizon Asset Securities, Series 2000-H, Class 1A, 7.00% due 09/25/30	25,547	25,797
GSR Mortgage Loan Trust, Series 2002-11F, Class A-5, 6.00% due 07/25/32	154,085	156,075
Impac CMB Trust, Series 2001-4, Class A, 1.455% due 07/25/03 (v)	117,587	117,861
PNC Mortgage Securities Corporation, Series 1999-5, Class 1A7, 6.30% due 07/25/29	22,400	22,363
Sequoia Mortgage Trust, Series 10, Class 2A1, 1.488% due 07/20/03 (v)	476,084	477,597
Structured Asset Securities Corporation, Series 2001-19, Class 1A1, 6.50% due 01/25/32	5,732	5,747
Structured Asset Securities Corporation, Series 2001-21A, Class 1A1, 6.25% due 07/01/03	130,347	134,572
Structured Asset Securities Corporation, Series 2001-3A, Class 1A1, 1.515% due 07/25/03 (v)	37,197	37,416
Structured Asset Securities Corporation, Series 2002-HF1, Class A, 1.325% due 07/25/03 (v)	191,665	191,416
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1, 3.28% due 01/07/13	227,037	229,279
Washington Mutual Mortgage Loan Trust, Series 2000-3, Class A, 3.247% due 07/01/03	540,262	543,783

		2,308,539

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Freddie Mac — 0.82%

Freddie Mac, Series 2411, Class FJ, 1.53% due 07/15/03 (v)	$47,852	$47,663
Freddie Mac, Series 2434, Class TA, 5.625% due 07/15/28	330,594	333,835
Freddie Mac, Series 2504, Class DX, 5.25% due 04/15/26	102,276	103,014
Freddie Mac, Series 2535, Class DT, 5.00% due 09/15/16	251,934	260,141

		744,653

Total Mortgage-Backed Securities
(Identified cost $4,513,558)		4,516,229

Agency Obligations — 40.59%

Fannie Mae — 25.87%

3.625% due 07/01/03	577,887	591,057
5.39% due 07/25/03	115,578	118,602
6.50% due 07/01/32	320,287	334,006
REMIC 6.25% due 05/25/27	31,745	31,915
6.00% due 12/31/32 (TBA)	21,700,000	22,534,105

		23,609,685

Freddie Mac — 3.00%

6.50% due 01/01/17	447,584	470,116
6.25% due 08/25/22	144,048	147,605
6.00% due 11/15/27	90,000	91,106
6.00% due 04/15/28	360,000	364,850
6.50% due 04/15/29	262,020	282,720
4.50% due 08/15/31	97,804	98,663
6.50% due 08/01/32	1,234,495	1,284,635

		2,739,695

Ginnie Mae — 11.72%

4.00% due 07/01/03	51,253	54,248
6.375% due 08/01/03	64,409	66,777
6.75% due 11/01/03	102,577	104,640
5.625% due 02/01/04	37,235	38,347
7.50% due 05/15/30	188,826	200,696
7.50% due 07/15/30	165,052	175,429
6.50% due 04/15/31	197,794	207,701
6.50% due 09/15/31	380,461	400,992
6.50% due 11/15/31	731,934	768,597
6.50% due 12/15/31	370,921	389,501
6.50% due 06/15/32	196,551	206,384
6.50% due 08/15/32	473,019	496,684
6.50% due 09/15/32	413,380	434,062
6.50% due 01/15/33	267,916	281,311
REMIC 6.50% due 06/01/32	106,697	117,026
5.50% due 12/15/32 (TBA)	6,500,000	6,752,500

		10,694,895

Total Agency Obligations
(Identified cost $37,001,594)		37,044,275

	Principal Amount	Value

U. S. Treasury Obligations — 8.60%

U. S. Treasury Bonds — 1.15%

8.75% due 05/15/20 (P/O)	$750,000	$335,234
7.875% due 02/15/21	500,000	713,828

		1,049,062

U. S. Treasury Notes — 7.45%

5.75% due 08/15/10	2,100,000	2,458,067
3.875% due 01/15/09 (TIPS)	952,689	1,091,126
3.50% due 01/15/11 (TIPS)	211,224	239,904
3.375% due 01/15/12 (TIPS)	2,660,438	3,010,036

		6,799,133

Total U. S. Treasury Obligations
(Identified cost $7,877,735)		7,848,195

Foreign Government Obligations — 3.19%

Brazil Federative Republic 2.125% due 10/15/03 (q)	286,588	263,414
Brazil Federative Republic 11.50% due 03/12/08	170,000	178,075
Brazil Federative Republic 8.875% due 04/15/24	100,000	77,800
Brazil Federative Republic 12.25% due 03/06/30	225,000	226,125
Chile Republic 7.125% due 01/11/12	310,000	360,716
Republic of Panama 8.25% due 04/22/08	300,000	331,500
Republic of Panama 9.375% due 01/16/23	400,000	446,000
Republic of Peru 9.125% due 02/21/12	460,000	490,360
South Africa Republic 5.25% due 05/16/13	€250,000	276,585
United Mexican States 8.375% due 01/14/11	$50,000	59,900
United Mexican States 8.30% due 08/15/31	75,000	86,363
United Mexican States 8.50% due 02/01/06 (o)	100,000	115,950

Total Foreign Government Obligations
(Identified cost $2,582,591)		2,912,788

Municipal Bonds — 0.99%

Food, Beverages & Tobacco — 0.25%

Tobacco Settlement Financing Corporation of New Jersey 6.375% due 06/01/32	255,000	231,509

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Utilities — 0.74%

Cook County Illinois (FGIC Insured) 5.125% due 11/15/26	$300,000	$312,318
Illinois State Taxable Pension 5.10% due 06/01/33	50,000	49,169
San Antonio Texas Water Revenue (FSA Insured) 5.00% due 05/15/32	300,000	310,698

		672,185

Total Municipal Bonds
(Identified cost $903,875)		903,694

Short-Term Instruments — 50.14%

Fannie Mae — 13.23%

Discount Notes: 1.195% due 08/11/03	1,800,000	1,797,550
1.175% due 08/20/03	700,000	698,858
1.18% due 08/25/03	100,000	99,820
1.175% due 08/27/03	2,100,000	2,096,093
0.89% due 09/24/03	6,600,000	6,586,131
0.89% due 10/15/03	800,000	797,903

		12,076,355

Federal Home Loan Banks — 4.92%

Discount Note: 1.17% due 08/01/03	4,500,000	4,495,466

Freddie Mac — 10.72%

Discount Notes: 1.15% due 07/15/03	1,400,000	1,399,374
1.20% due 08/01/03	3,600,000	3,596,280
1.185% due 09/05/03	2,800,000	2,793,917
1.135% due 10/29/03	2,000,000	1,992,433

		9,782,004

U. S. Treasury Bills — 0.36%

1.105% due 08/07/03 (p)	220,000	219,750
1.02% due 08/14/03 (p)	110,000	109,859

		329,609

Commercial Paper — 20.91%

ANZ Delaware Inc. 1.235% due 07/02/03	1,300,000	1,299,955
Barclays United States Fund 0.93% due 08/25/03	2,300,000	2,296,732
CBA Delaware Finance Inc. 1.23% due 07/23/03	300,000	299,774
CBA Delaware Finance Inc. 1.22% due 08/01/03	700,000	699,265
Danske Corporation 1.21% due 07/10/03	1,200,000	1,199,637
Du Pont (E.I.) de Nemours & Company 1.07% due 08/28/03	300,000	299,483
General Electric Capital Corporation 1.05% due 08/11/03	600,000	599,283

	Notional or Principal Amount	Value
General Electric Capital Corporation 1.20% due 08/21/03	$100,000	$99,830
HBOS Treasury Services 1.24% due 07/24/03	800,000	799,366
HBOS Treasury Services 1.21% due 09/03/03	800,000	798,279
HBOS Treasury Services 0.99% due 09/18/03	800,000	798,262
Lloyds Bank TSB 1.235% due 07/29/03	2,400,000	2,397,695
Royal Bank of Scotland 1.22% due 07/16/03	1,500,000	1,499,238
Royal Bank of Scotland 1.23% due 08/06/03	500,000	499,385
Shell Finance 1.12% due 07/10/03	1,100,000	1,099,692
Shell Finance 0.97% due 08/19/03	800,000	798,944
UBS Finance Inc. 1.21% due 07/07/03	200,000	199,960
Westpactrust Securities 1.19% due 08/07/03	2,600,000	2,596,820
Westpak Capital Corporation 1.19% due 08/12/03	800,000	798,889

		19,080,489

Total Short-Term Instruments
(Identified cost $45,763,923)		45,763,923

Repurchase Agreement — 1.13%

State Street Bank & Trust Repurchase
Agreement, 0.70% due 07/01/03, Proceeds $1,029,020 Collateral: U.S. Treasury Note $1,045,000, 1.75% due 12/31/04 Value $1,053,376	1,029,000	1,029,000

Total Repurchase Agreement
(Identified cost $1,029,000)		1,029,000

Put Options Purchased — 0.06%

Swap Option Strike Price 0.76, Expires 05/31/05	310,000,000	54,787

Total Put Options Purchased
(Identified cost $17,817)		54,787

Total Investments
(Identified cost $118,909,450)		$120,211,284

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Contracts or Notional Amount	Value

Call Options Written — (0.21)%

Japan Government Bond Futures, Strike Price 145, Expires 08/29/03	3	$(500)
Swap Option 3 Month LIBOR, Strike Price 3, Expires 11/12/03	2,900,000	(39,284)
Swap Option 3 Month LIBOR, Strike Price 3.25, Expires 03/03/04	3,500,000	(68,341)
Swap Option 3 Month LIBOR, Strike Price 4, Expires 01/07/05	1,400,000	(43,596)
Swap Option 3 Month LIBOR, Strike Price 5.13, Expires 11/10/03	400,000	(37,986)

Total Call Options Written
(Premiums received $119,998)		(189,707)

	Notional Amount	Value

Put Options Written — (0.01)%

Swap Option 3 Month LIBOR, Strike Price 6.13, Expires 11/10/03	400,000	$(89)
Swap Option 3 Month LIBOR, Strike Price 7, Expires 01/07/05	1,800,000	(9,389)

Total Put Options Written
(Premiums received $42,083)		(9,478)

Other Assets Less Liabilities — (31.50)%		(28,748,490)

Net Assets — 100%		$91,263,609

(b)	Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at June 30, 2003.
(p)	Security is segregated as collateral for open futures contracts.
(q)	Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(r)	Remarketable security. With remarketable securities the remarking dealer or lead manager may opt to either redeem or remarket the security during a specified period of time.
(s)	The rate shown is the current effective yield.
(v)	Variable rate of security; interest rate is as of June 30, 2003.
(x)	Company has filed for bankruptcy protection, but is currently not in default of any interest.
(P/O)	Principal-only stripped security. The rate shown is current effective yield.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.
(LIBOR)	London Interbank Offering Rate.
(MBIA)	Municipal Bond Insurance Association.
(REMIC)	Real Estate Mortgage Investment Conduit.
(TBA)	To Be Announced—certain specific security details such as final par amount and maturity date have not yet been determined.
(TIPS)	Treasury Inflation Protected Security. Principal amount is periodically adjusted for inflation.

Interest rate swap agreements outstanding at June 30, 2003:

Description	Expiration Month	Notional Amount (000)	Unrealized Appreciation/ (Depreciation)

Pay variable rate payments on the six month GBP LIBOR-BBA floating rate and receive fixed rate of 4.00% (Counterparty: Morgan Stanley)	03/05	11,900	$31,549
Pay variable rate payments on the three month USD LIBOR-BBA floating rate and receive fixed rate of 4.00% (Counterparty: Merrill Lynch)	12/13	2,900	(18,655)
Receive/Pay variable rate payments on the three month USD LIBOR-BBA floating rate and pay fixed rate of 1.00% (Counterparty: JP Morgan)	12/13	3,100	44,560

			$57,454

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

Open futures contracts as of June 30, 2003 were as follows:

Description	Expiration Month	Number of Contracts	Unrealized Appreciation/ (Depreciation)

Long Germany Federative Republic 5-Year Bonds	09/03	36	$(19,301)
Long Germany Federative Republic 10-Year Bonds	09/03	11	(19,276)
Long Eurodollar Futures	06/05	17	11,900
Long U.S. Treasury 5-Year Notes	09/03	19	(8,016)
Long U.S. Treasury 10-Year Notes	09/03	56	(27,563)
Long U.S. Treasury Bonds	09/03	52	(71,758)

			$(134,014)

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

FUND MANAGER’S COMMENTS

Enterprise Capital Management, Inc.

Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. (“ECM”), which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group Inc. (NYSE: MNY) and is Fund Manager to the Enterprise Money Market Fund.

Investment Objective

The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity.

First Half 2003 Performance Review

How did the Fund perform for the six months ended June 30, 2003?

In terms of performance for the period, the Fund posted a modestly positive return. The Fund’s performance largely tracks the movement in the Federal Reserve’s federal-funds target rate with a lagged effect. Thus, the Fund’s yield declined modestly since the end of 2002 due to the Fund reinvesting the proceeds of maturing higher-yielding investments at successively lower yields as money market rates have fallen.

How would you describe the investment environment during the period?

Shorter duration interest rates declined broadly over the period, culminated with an easing by the Federal Reserve near the end of the second quarter. Non-government money market securities slightly outperformed on improving corporate financial health.

What strategies affected Fund performance during the period?

In that a money market fund’s opportunities and rewards for deviating much from the norm are usually limited, there were not many ways to generate superior performance over the six-month period. ECM emphasized extending the Fund’s weighted-average maturity before the market priced in the Fed’s easing of the Fed Funds Rate by 0.25% on June 25. In addition, ECM increased the Fund’s exposure to high-quality, liquid U.S. Government Agency securities.

What changes were made to the Fund over the period?

There were no substantial changes made to the Fund during the period. ECM continued to maintain a broadly diversified Fund and replaced maturing securities with safe, Tier I issues at attractive relative yields.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The Fund Manager’s views are subject to change at any time based on market and other conditions.

SEMI-ANNUAL REPORT

Enterprise Money Market Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2003

	Principal Amount	Value

Commercial Paper — 52.00%

ABN Amro Finance 1.05% due 07/23/03	$16,866,000	$16,855,178
Alliance & Leicester 1.24% due 07/09/03	10,215,000	10,212,185
Baxter International Inc. 0.98% due 07/18/03	17,063,000	17,055,104
Bristol Myers Squibb Company 1.475% due 07/08/03 (v)	6,400,000	6,400,000
CIT Group Inc. 1.25% due 07/01/03	20,538,000	20,538,000
Daimlerchrysler Holding Corporation 1.45% due 07/09/03	4,250,000	4,248,631
Emerson Electric Company 1.30% due 07/01/03	2,568,000	2,568,000
Ford Motor Credit Company 1.46% due 07/09/03	4,250,000	4,248,621
FPL Group Capital Inc. 1.27% due 07/17/03	3,480,000	3,478,036
FPL Group Capital Inc. 1.11% due 08/08/03	5,636,000	5,629,396
GE Capital International Funding 1.04% due 09/09/03	16,150,000	16,117,341
General Motors Acceptance Corporation 1.46% due 07/09/03	4,250,000	4,248,621
Golden Funding Corporation 1.27% due 07/03/03	7,342,000	7,341,482
Golden Funding Corporation 1.03% due 07/23/03	10,000,000	9,993,706
Golden Funding Corporation 1.24% due 08/22/03	4,395,000	4,387,128
Household Finance Corporation 1.04% due 09/04/03	18,350,000	18,315,543
John Deere Credit Inc. 1.37% due 07/14/03	4,000,000	3,998,021
Lockhart Funding 1.34% due 08/22/03	15,000,000	14,970,967
Schlumberger Technology Corporation 0.93% due 08/29/03	10,000,000	9,984,758
Schlumberger Technology Corporation 1.14% due 09/02/03	10,333,000	10,312,386
Sears Roebuck Acceptance Corporation 1.30% due 07/22/03	1,395,000	1,393,942
Societe General North America Inc. 1.23% due 07/07/03	13,473,000	13,470,238
Stellar Funding Group 1.24% due 07/01/03	8,426,000	8,426,000

	Principal Amount	Value
Tannehill Capital Company 1.333% due 07/23/03 (v)	$12,500,000	$12,499,851
Three Pillars Funding Corporation 1.02% due 07/17/03	18,055,000	18,046,815

Total Commercial Paper
(Identified cost $244,739,950)		244,739,950

Short-Term Corporate Notes — 27.08%

American Express Credit Corporation 1.288% due 05/13/04 (v)	12,600,000	12,600,000
American Express Credit Corporation 1.37% due 08/05/04 (v)	3,000,000	3,000,000
Associates Corporation (North America) 5.75% due 11/01/03	10,000,000	10,121,360
Bank of America Corporation 4.20% due 08/15/03 (v)	3,800,000	3,811,026
Bayerische Landesbank 1.303% due 03/08/04 (v)	10,000,000	10,001,806
Caterpillar Financial Services Corporation 1.94% due 07/09/03 (v)	6,000,000	6,000,000
Citigroup Inc. 1.41% due 07/17/03 (v)	10,000,000	10,000,704
Credit Suisse First Boston 1.98% due 08/25/03 (v)	1,250,000	1,250,000
Credit Suisse First Boston 1.371% due 01/21/04 (v)	8,000,000	8,000,000
Florida Power & Light Company 5.79% due 09/15/03	5,500,000	5,541,418
General Electric Capital Corporation 1.854% due 08/16/04 (v)	3,850,000	3,850,000
Goldman Sachs Group 1.39% due 05/03/04 (v)	11,000,000	11,000,000
Goldman Sachs Group 6.923% due 05/12/04 (v)	4,000,000	4,000,000
International Lease Finance Corporation 1.533% due 04/08/04 (v)	4,000,000	4,000,000
M & I Marshall & Ilsley Bank 5.263% due 12/15/03	4,500,000	4,571,798
Merrill Lynch & Company Inc. 1.93% due 08/13/03 (v)	2,625,000	2,625,150
Merrill Lynch & Company Inc. 1.473% due 07/11/04 (v)	2,000,000	2,000,000
National Rural Utilities Cooperative Finance 2.009% due 07/17/03 (v)	4,050,000	4,049,504
Paccar Financial Corporation 1.36% due 03/04/04 (v)	15,000,000	15,009,671
Syndicated Loan Funding Trust 1.545% due 12/09/03 (v) (144A)	6,000,000	6,000,000

Total Short-Term Corporate Notes
(Identified cost $127,432,437)		127,432,437

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

PORTFOLIO OF INVESTMENTS (UNAUDITED) — (Continued)

June 30, 2003

	Principal Amount	Value

Agency Obligations — 13.78%

Fannie Mae — 5.31%

1.25% due 07/07/04	$25,000,000	$25,000,000

Federal Home Loan Banks — 6.63%

1.425% due 03/08/04	7,800,000	7,800,000
1.375% due 05/12/04	12,000,000	12,000,000
1.45% due 05/14/04	11,400,000	11,400,000

		31,200,000

Freddie Mac — 1.84%

6.375% due 11/15/03	8,500,000	8,667,538

Total Agency Obligations
(Identified cost $64,867,538)		64,867,538

Certificates of Deposit — 5.96%

Toronto Dominion Bank 1.25% due 10/15/03	20,000,000	20,000,000
Wilmington Trust Company 3.65% due 10/17/03	8,000,000	8,055,959

Total Certificates of Deposit
(Identified cost $28,055,959)		28,055,959

	Principal Amount	Value

Bankers’ Acceptance — 0.91%

Wachovia Bank 1.26% due 08/19/03	$4,316,000	$4,308,598

Total Bankers’ Acceptance
(Identified cost $4,308,598)		4,308,598

Total Investments
(Identified cost $469,404,482)		$469,404,482

Other Assets Less Liabilities — 0.27%		1,266,481

Net Assets — 100%		$470,670,963

(144A)	The security may only be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
(v)	Variable rate security, interest rate shown is the current interest rate which will adjust on predetermined dates. The date shown is the earlier of actual maturity or the next date that the Fund can opt to have the security mature or have the date extended.

See notes to financial statements.

www.enterprisefunds.com

SEMI-ANNUAL REPORT

[This Page Intentionally Left Blank]

THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities

June 30, 2003 (Unaudited)

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund	Capital Appreciation Fund	Deep Value Fund
Assets:

Investments at value	$84,260,460	$94,978,310	$468,948,507	$197,107,121	$19,391,311

Foreign currency at value (cost — $37,462, $118,145, $144,050 and $500)	—	—	—	36,670	—

Investments purchased in connection with securities lending, at value	—	20,375,390	59,513,564	15,736,514	297,179

Receivable for fund shares sold	130,351	329,947	813,849	334,322	46,898

Receivable for investments sold	261,110	323,793	194,523	1,243,113	—

Investment income receivable	45,345	6,482	460,727	99,353	21,978

Receivable for margin variation on open futures	—	—	—	—	—

Due from investment adviser	4,970	26,133	—	—	7,416

Cash	852	69	784	47,841	82,681

Other assets	44,207	43,707	57,199	93,624	44,210

Total assets	$84,747,295	$116,083,831	$529,989,153	$214,698,558	$19,891,673

Liabilities:

Payable for fund shares redeemed	132,563	132,437	1,064,208	744,028	53,196

Options written, at market value	—	—	—	—	—

Payable due upon sale of investments in connection with securities lending	—	20,375,390	59,513,564	15,736,514	297,179

Payable for investments purchased	1,084,617	152,055	—	4,764,437	—

Dividends and distributions payable	—	—	—	—	—

Due to investment adviser	—	—	—	—	—

Accrued expenses and other liabilities	161,791	121,816	463,780	200,702	28,827

Total liabilities	$1,378,971	$20,781,698	$61,041,552	$21,445,681	$379,202

Net assets	$83,368,324	$95,302,133	$468,947,601	$193,252,877	$19,512,471

Analysis of net assets

Paid-in capital	$222,363,892	$110,398,805	$475,510,825	$241,167,544	$21,221,892

Undistributed (accumulated) net investment income (loss)	(603,192)	(679,496)	(1,449,545)	(912,520)	56,312

Undistributed (accumulated) net realized gain (loss)	(149,823,300)	(9,389,274)	(8,807,109)	(77,245,985)	(2,081,666)

Unrealized appreciation (depreciation)	11,430,924	(5,027,902)	3,693,430	30,243,838	315,933

Net assets	$83,368,324	$95,302,133	$468,947,601	$193,252,877	$19,512,471

Class A: Net assets	$28,769,432	$37,681,356	$200,451,169	$113,782,886	$8,035,203

Shares outstanding	4,719,451	1,616,747	24,798,303	4,418,145	947,605

Net asset value and redemption price per share	$6.10	$23.31	$8.08	$25.75	$8.48

Maximum sales charge per share	$0.30	$1.16	$0.40	$1.28	$0.42

Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond)	$6.40	$24.47	$8.48	$27.03	$8.90

Class B: Net assets	$42,231,639	$35,623,508	$173,014,919	$57,202,658	$8,189,767

Shares outstanding	7,080,576	1,589,269	22,669,197	2,373,167	971,456

Net asset value per share	$5.96	$22.42	$7.63	$24.10	$8.43

Class C: Net assets	$11,296,662	$13,076,329	$87,587,513	$20,348,285	$3,014,872

Shares outstanding	1,896,539	581,358	11,191,190	820,509	357,428

Net asset value per share	$5.96	$22.49	$7.83	$24.80	$8.43

Maximum sales charge per share	$0.06	$0.23	$0.08	$0.25	$0.09

Maximum offering price per share, including sales charge of 1.00%	$6.02	$22.72	$7.91	$25.05	$8.52

Class Y: Net assets	$1,070,591	$8,920,940	$7,894,000	$1,919,048	$272,629

Shares outstanding	172,622	372,334	935,413	72,369	31,998

Net asset value, offering and redemption price per share	$6.20	$23.96	$8.44	$26.52	$8.52

Investments at cost	$72,829,536	$100,006,212	$465,255,077	$166,871,877	$19,075,378

See notes to financial statements.

SEMI-ANNUAL REPORT

STOCK				INTERNATIONAL	SECTOR SPECIALTY
Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund	Global Financial Services Fund	Global Socially Responsive Fund

$119,770,790	$101,557,868	$1,518,271,273	$154,055,124	$58,495,946	$26,661,825	$5,028,828

—	—	—	—	116,556	143,413	494

10,211,475	522,659	13,374,582	2,809,887	6,853,361	4,696,418	—

295,166	133,901	8,730,382	161,221	516,176	64,640	2,958

—	—	—	427,802	—	—	41,832

19,911	160,900	860,508	153,641	118,805	112,343	4,427

—	—	—	—	—	—	—

946	10,178	—	—	2,628	5,315	4,214

704	877	498	673	376,707	661	195

47,129	43,124	85,299	45,480	58,823	34,639	30,983

$130,346,121	$102,429,507	$1,541,322,542	$157,653,828	$66,539,002	$31,719,254	$5,113,931

203,386	775,729	2,624,701	271,238	298,731	27,198	97

—	—	—	—	—	—	—

10,211,475	522,659	13,374,582	2,809,887	6,853,361	4,696,418	—

—	821,270	7,700,700	—	—	—	75,388

—	—	—	—	—	—	—

—	—	—	34,355	—	—	—

130,320	106,538	1,136,546	129,114	166,760	44,265	11,467

$10,545,181	$2,226,196	$24,836,529	$3,244,594	$7,318,852	$4,767,881	$86,952

$119,800,940	$100,203,311	$1,516,486,013	$154,409,234	$59,220,150	$26,951,373	$5,026,979

$191,542,246	$108,394,218	$1,794,270,209	$203,957,710	$99,228,512	$25,786,364	$5,909,864

(750,453)	(4,221)	(2,699,264)	52,426	308,855	298,608	10,306

(45,767,586)	(9,469,846)	(352,001,745)	(54,437,928)	(41,735,491)	1,107,413	(1,097,140)

(25,223,267)	1,283,160	76,916,813	4,837,026	1,418,274	(241,012)	203,949

$119,800,940	$100,203,311	$1,516,486,013	$154,409,234	$59,220,150	$26,951,373	$5,026,979

$47,830,497	$60,335,071	$820,681,732	$52,854,827	$23,922,923	$9,600,837	$2,714,066

9,799,175	3,087,777	55,801,425	1,992,124	2,204,507	1,604,353	350,864

$4.88	$19.54	$14.71	$26.53	$10.85	$5.98	$7.74

$0.24	$0.97	$0.73	$1.32	$0.54	$0.30	$0.39

$5.12	$20.51	$15.44	$27.85	$11.39	$6.28	$8.13

$41,594,678	$31,955,498	$447,188,903	$75,167,933	$17,244,993	$8,664,197	$1,316,733

8,784,408	1,662,787	32,001,925	2,915,079	1,660,002	1,461,169	172,907

$4.74	$19.22	$13.97	$25.79	$10.39	$5.93	$7.62

$29,150,360	$7,687,104	$197,965,677	$13,667,419	$7,098,245	$1,940,791	$820,277

6,148,645	397,266	13,971,864	529,449	677,564	327,506	107,752

$4.74	$19.35	$14.17	$25.81	$10.48	$5.93	$7.61

$0.05	$0.20	$0.14	$0.26	$0.11	$0.06	$0.08

$4.79	$19.55	$14.31	$26.07	$10.59	$5.99	$7.69

$1,225,405	$225,638	$50,649,701	$12,719,055	$10,953,989	$6,745,548	$175,903

246,281	11,555	3,311,954	467,304	998,969	1,122,809	22,448

$4.98	$19.53	$15.29	$27.22	$10.97	$6.01	$7.84

$144,994,057	$100,274,708	$1,441,354,460	$149,218,098	$57,089,531	$26,906,418	$4,825,124

THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities—(Continued)

June 30, 2003 (Unaudited)

			DOMESTIC HYBRID
	Mergers and Acquisitions Fund	Technology Fund	Managed Fund	Strategic Allocation Fund
Assets:

Investments at value	$86,946,709	$70,294,674	$123,621,609	$26,512,757

Foreign currency at value (cost — $142,274)	—	—	—	—

Investments purchased in connection with securities lending, at value	6,633,438	—	5,582,963	441,200

Receivable for fund shares sold	567,529	131,373	611,868	51,382

Receivable for investments sold	1,129,666	—	1,357,909	—

Investment income receivable	100,025	461	407,992	39,223

Receivable for margin variation on open futures	—	—	16	—

Due from investment adviser	—	16,637	38,460	8,343

Cash	7,318	489	74	149

Other assets	39,138	58,153	81,858	46,954

Total assets	$95,423,823	$70,501,787	$131,702,749	$27,100,008

Liabilities:

Payable for fund shares redeemed	104,669	61,112	1,205,430	106,935

Options written, at market value (premiums received $162,081)	—	—	—	—

Payable due upon sale of investments in connection with securities lending	6,633,438	—	5,582,963	441,200

Payable for investments purchased	216,233	—	1,984,519	—

Dividends and distributions payable	—	—	—	—

Due to investment adviser	—	—	—	—

Accrued expenses and other liabilities	63,275	157,583	168,001	39,923

Total liabilities	$7,017,615	$218,695	$8,940,913	$588,058

Net assets	$88,406,208	$70,283,092	$122,761,836	$26,511,950

Analysis of net assets

Paid-in capital	$86,848,700	$345,127,599	$162,605,499	$29,330,442

Undistributed (accumulated) net investment income (loss)	(320,268)	(567,699)	286,634	9,769

Undistributed (accumulated) net realized gain (loss)	(269,446)	(285,673,100)	(43,141,020)	(967,714)

Unrealized appreciation (depreciation)	2,147,222	11,396,292	3,010,723	(1,860,547)

Net assets	$88,406,208	$70,283,092	$122,761,836	$26,511,950

Class A: Net assets	$39,055,486	$25,608,004	$51,817,893	$9,630,084

Shares outstanding	3,778,408	3,429,465	8,605,577	1,100,476

Net asset value and redemption price per share	$10.34	$7.47	$6.02	$8.75

Maximum sales charge per share	$0.52	$0.37	$0.30	$0.44

Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond)	$10.86	$7.84	$6.32	$9.19

Class B: Net assets	$26,182,652	$35,342,672	$65,207,924	$10,175,070

Shares outstanding	2,567,072	4,829,609	11,104,605	1,173,331

Net asset value per share	$10.20	$7.32	$5.87	$8.67

Class C: Net assets	$21,696,798	$8,776,691	$5,378,676	$5,355,547

Shares outstanding	2,126,920	1,199,892	917,621	617,743

Net asset value per share	$10.20	$7.31	$5.86	$8.67

Maximum sales charge per share	$0.10	$0.07	$0.06	$0.09

Maximum offering price per share, including sales charge of 1.00%	$10.30	$7.38	$5.92	$8.76

Class Y: Net assets	$1,471,272	$555,725	$357,343	$1,351,249

Shares outstanding	140,897	72,947	58,856	152,986

Net asset value, offering and redemption price per share	$10.44	$7.62	$6.07	$8.83

Investments at cost	$84,799,529	$58,898,382	$120,608,596	$28,373,304

See notes to financial statements.

SEMI-ANNUAL REPORT

INCOME					MONEY MARKET
Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund	Money Market Fund

$273,740,834	$253,864,079	$22,248,504	$36,994,430	$120,211,284	$469,404,482

—	—	—	—	141,394	—

—	47,232,703	—	—	3,922,875	—

490,571	1,432,091	99,584	41,483	669,713	670,508

—	805,290	—	—	29,889,425	—

1,205,497	4,965,399	91,160	520,963	540,639	998,298

—	—	—	—	94,436	—

48,176	8,130	9,671	6,612	13,448	—

85	292	55	3,158	78,108	508,422

50,969	174,496	37,032	40,643	123,821	50,706

$275,536,132	$308,482,480	$22,486,006	$37,607,289	$155,685,143	$471,632,416

1,730,283	652,782	6,739	36,498	189,021	630,755

—	—	—	—	199,185	—

—	47,232,703	—	—	3,922,875	—

—	2,406,736	999,230	—	60,054,353	—

122,308	487,317	10,675	30,309	11,533	2,781

—	—	—	—	—	—

193,838	95,446	27,124	23,636	44,567	327,917

$2,046,429	$50,874,984	$1,043,768	$90,443	$64,421,534	$961,453

$273,489,703	$257,607,496	$21,442,238	$37,516,846	$91,263,609	$470,670,963

$264,267,575	$278,519,543	$21,259,727	$34,377,987	$87,818,256	$470,670,963

750,143	(66,016)	(12,073)	—	—	—

99,916	(29,254,231)	2,898	30,629	2,258,836	—

8,372,069	8,408,200	191,686	3,108,230	1,186,517	—

$273,489,703	$257,607,496	$21,442,238	$37,516,846	$91,263,609	$470,670,963

$124,466,144	$114,247,807	$8,837,362	$24,501,552	$38,013,738	$399,376,347

9,652,535	12,073,304	872,090	1,691,998	3,593,991	399,376,347

$12.89	$9.46	$10.13	$14.48	$10.58	$1.00

$0.64	$0.47	$0.37	$0.72	$0.53	—

$13.53	$9.93	$10.50	$15.20	$11.11	$1.00

$106,803,209	$71,786,961	$7,264,764	$9,017,449	$29,074,118	$54,037,161

8,295,066	7,594,067	718,329	622,594	2,750,010	54,037,161

$12.88	$9.45	$10.11	$14.48	$10.57	$1.00

$28,060,270	$51,163,683	$4,122,467	$3,895,053	$22,013,726	$13,515,784

2,179,699	5,412,532	407,697	268,963	2,082,425	13,515,784

$12.87	$9.45	$10.11	$14.48	$10.57	$1.00

$0.13	$0.10	$0.10	$0.15	$0.11	—

$13.00	$9.55	$10.21	$14.63	$10.68	$1.00

$14,160,080	$20,409,045	$1,217,645	$102,792	$2,162,027	$3,741,671

1,099,794	2,155,323	120,105	7,096	204,501	3,741,671

$12.88	$9.47	$10.14	$14.49	$10.57	$1.00

$265,368,765	$245,455,879	$22,056,818	$33,886,200	$118,909,450	$469,404,482

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations

For The Six Months Ended June 30, 2003 (Unaudited)

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund		Capital Appreciation Fund
Investment income:

Dividends	$221,831 (1)	$48,651	$2,550,887	(1)(2)	$658,089 (1)

Interest	18,587	38,926	16,347		19,524

Securities lending	—	19,873	53,175		10,872

Total investment income	240,418	107,450	2,620,409		688,485

Expenses:

Investment advisory fees	374,749	415,262	1,586,954		632,733

Distribution fees, Class A	58,480	72,252	410,535		227,791

Distribution fees, Class B	189,559	161,520	777,033		244,734

Distribution fees, Class C	50,919	54,855	390,807		85,786

Transfer agent fees	263,528	217,888	736,670		319,981

Custodian and accounting fees	21,220	15,966	85,634		37,636

Audit and legal fees	7,881	8,592	44,799		16,567

Reports to shareholders	13,345	13,052	70,573		25,849

Registration fees	17,575	17,863	24,028		19,427

Directors’ fees	633	744	3,827		1,401

Other expenses	4,091	4,275	16,490		6,727

Total expenses	1,001,980	982,269	4,147,350		1,618,632

Expense reimbursement	(158,370)	(195,323)	—		—

Expenses reduced by expense offset arrangements	—	—	—		(17,627)

Total expenses, net of reimbursement and expense offset arrangements	843,610	786,946	4,147,350		1,601,005

Net investment income (loss)	(603,192)	(679,496)	(1,526,941)		(912,520)

Net realized and unrealized gain (loss):

Net realized gain (loss) on investments	(136,759)	(5,533,063)	(808,397)		(3,396,150)

Net realized gain (loss) on foreign currency transactions	—	—	—		(12,186)

Net realized gain (loss) on swap transactions	—	—	—		—

Net realized gain (loss) on futures transactions	—	—	—		—

Net realized gain (loss) on option transactions	—	—	—		—

Net change in unrealized gain (loss) on investments	14,586,450	12,442,319	58,699,811		28,495,551

Net change in unrealized gain (loss) on foreign currency transactions	—	—	—		(792)

Net change unrealized gain (loss) on swap transactions	—	—	—		—

Net change unrealized gain (loss) on futures transactions	—	—	—		—

Net change unrealized gain (loss) on option transactions	—	—	—		—

Net realized and unrealized gain (loss)	14,449,691	6,909,256	57,891,414		25,086,423

Increase (decrease) in net assets resulting from operations	$13,846,499	$6,229,760	$56,364,473		$24,173,903

(1)	Net of foreign taxes withheld of $2,512 for Multi-Cap Growth, $2,166 for Small Company Value, $19,655 for Capital Appreciation, $777 for Deep Value, $797 for Equity Income, $120,862 for Growth, $7,029 for Growth and Income, $103,287 for International Growth and $49,997 for Global Financial Services.
(2)	Includes $12,240 of income from affiliated company.

See notes to financial statements.

SEMI-ANNUAL REPORT

STOCK					INTERNATIONAL
Deep Value Fund	Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund	Global Financial Services Fund

$200,504 (1)	$173,045	$1,258,128 (1)	$9,143,862 (1)	$1,309,148 (1)	$841,656 (1)	$512,134 (1)

1,842	11,802	82,571	382,603	20,701	—	2,775

1,581	3,455	1,998	85,604	911	14,279	10,608

203,927	188,302	1,342,697	9,612,069	1,330,760	855,935	525,517

60,972	365,697	354,478	5,141,656	536,778	233,822	101,301

14,552	85,359	129,238	1,631,071	110,106	49,795	19,265

34,970	173,013	150,154	2,111,060	352,390	80,896	38,602

12,727	119,688	34,125	898,069	64,346	31,260	8,011

47,318	215,970	166,254	1,885,023	257,323	158,559	51,804

9,662	18,312	20,508	187,068	30,362	18,162	16,563

1,562	9,443	10,239	139,250	15,412	5,924	2,245

2,251	15,159	16,206	214,456	25,404	9,497	4,008

18,035	19,505	19,975	35,997	18,379	20,672	19,302

139	794	863	19,675	1,269	499	209

1,682	4,190	4,562	48,008	6,239	3,230	1,959

203,870	1,027,130	906,602	12,311,333	1,418,008	612,316	263,269

(56,255)	(88,375)	(96,817)	—	(139,674)	(65,236)	(42,533)

—	—	—	—	—	—	—

147,615	938,755	809,785	12,311,333	1,278,334	547,080	220,736

56,312	(750,453)	532,912	(2,699,264)	52,426	308,855	304,781

(538,322)	(12,960,941)	(3,886,732)	(22,459,973)	(13,544,662)	(8,404,664)	1,176,305

—	—	(26)	—	—	10,476	(6,862)

—	—	—	—	8,140	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—

2,375,806	36,725,005	9,565,464	129,094,372	27,160,464	11,045,869	2,370,568

—	—	—	—	—	(1,248)	(2,693)

—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—

1,837,484	23,764,064	5,678,706	106,634,399	13,623,942	2,650,433	3,537,318

$1,893,796	$23,013,611	$6,211,618	$103,935,135	$13,676,368	$2,959,288	$3,842,099

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations — (Continued)

For The Six Months Ended June 30, 2003 (Unaudited)

	SPECIALTY			DOMESTIC HYBRID
	Global Socially Responsive Fund	Mergers and Acquisitions Fund	Technology Fund	Managed Fund
Investment income:

Dividends	$50,910 (1)	$285,285 (1)	$62,275 (1)	$534,588

Interest	1,053	194,875	10,772	765,470

Securities lending	—	5,887	—	2,172

Total investment income	51,963	486,047	73,047	1,302,230

Expenses:

Investment advisory fees	19,048	341,890	285,634	431,227

Distribution fees, Class A	5,198	70,806	46,636	108,731

Distribution fees, Class B	5,564	119,821	145,025	309,154

Distribution fees, Class C	3,382	96,455	34,906	22,759

Transfer agent fees	19,455	111,322	280,492	254,082

Custodian and accounting fees	6,700	18,794	15,794	57,011

Audit and legal fees	428	7,674	5,558	11,861

Reports to shareholders	624	11,139	9,029	19,452

Registration fees	20,087	23,858	33,525	18,781

Directors’ fees	37	681	449	961

Other expenses	1,219	3,875	3,145	5,339

Total expenses	81,742	806,315	860,193	1,239,358

Expense reimbursement	(40,085)	—	(219,447)	(223,762)

Expenses reduced by expense offset arrangements	—	—	—	—

Total expenses, net of reimbursement and expense offset arrangements	41,657	806,315	640,746	1,015,596

Net investment income (loss)	10,306	(320,268)	(567,699)	286,634

Net realized and unrealized gain (loss):

Net realized gain (loss) on investments	(62,476)	1,236,204	7,292,985	(3,408,529)

Net realized gain (loss) on foreign currency transactions	(163)	(161,507)	—	—

Net realized gain (loss) on swap transactions	—	—	—	—

Net realized gain (loss) on futures transactions	—	—	—	140,640

Net realized gain (loss) on option transactions	—	—	—	—

Net change in unrealized gain (loss) on investments	434,567	4,139,097	13,448,974	13,010,815

Net change in unrealized gain (loss) on foreign currency transactions	(7)	—	—	—

Net change unrealized gain (loss) on swap transactions	—	—	—	—

Net change unrealized gain (loss) on futures transactions	—	—	—	(85,055)

Net change unrealized gain (loss) on option transactions	—	—	—	—

Net realized and unrealized gain (loss)	371,921	5,213,794	20,741,959	9,657,871

Increase (decrease) in net assets resulting from operations	$382,227	$4,893,526	$20,174,260	$9,944,505

(1)	Net of foreign taxes withheld of $5,019 for Global Socially Responsive, $4,438 for Mergers & Acquisitions and $5,519 for Technology.

See notes to financial statements.

SEMI-ANNUAL REPORT

		INCOME				MONEY MARKET
Strategic Allocation Fund	Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund	Money Market Fund

$192,422	$—	$—	$—	$—	$—	$—

17,801	7,505,516	9,209,486	231,601	832,504	1,434,722	3,167,338

607	—	49,154	—	—	3,214	—

210,830	7,505,516	9,258,640	231,601	832,504	1,437,936	3,167,338

84,603	817,079	648,049	33,706	92,692	259,120	769,566

18,333	279,797	233,490	7,402	54,493	72,841	—

44,459	534,302	313,799	24,754	44,838	130,150	—

22,283	143,955	196,916	14,944	18,943	95,643	—

45,835	398,965	212,169	30,458	32,307	93,105	420,984

36,266	44,809	42,706	7,996	8,838	32,589	30,169

2,245	27,576	19,262	1,683	3,585	7,019	41,474

3,383	37,563	26,192	8,648	5,415	8,547	51,481

21,121	20,341	22,042	24,084	18,987	21,834	21,642

195	2,509	1,786	100	341	679	3,958

2,048	10,136	8,558	2,015	2,373	4,040	24,604

280,771	2,317,032	1,724,969	155,790	282,812	725,567	1,363,878

(77,254)	(269,540)	(62,694)	(60,002)	—	(68,152)	—

—	—	—	—	(44,038)	—	—

203,517	2,047,492	1,662,275	95,788	238,774	657,415	1,363,878

7,313	5,458,024	7,596,365	135,813	593,730	780,521	1,803,460

(143,594)	2,069,818	(3,384,136)	2,898	49,589	857,355	—

—	—	—	—	—	56,414	—

—	—	—	—	—	—	—

—	—	—	—	—	1,321,452	—

—	—	—	—	—	37,765	—

2,431,662	(2,539,925)	20,227,288	178,444	791,753	938,591	—

—	—	—	—	—	(15,564)	—

—	—	—	—	—	61,454	—

—	—	—	—	—	(656,804)	—

—	—	—	—	—	(9,123)	—

2,288,068	(470,107)	16,843,152	181,342	841,342	2,591,540	—

$2,295,381	$4,987,917	$24,439,517	$317,155	$1,435,072	$3,372,061	$1,803,460

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets

	AGGRESSIVE GROWTH
	Multi-Cap Growth Fund		Small Company Growth Fund		Small Company Value Fund
	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$(603,192)	$(1,862,182)	$(679,496)	$(1,488,846)	$(1,526,941)	$(3,724,541)

Net realized gain (loss)	(136,759)	(37,270,718)	(5,533,063)	(1,549,187)	(808,397)	2,345,222

Net change in unrealized gain (loss)	14,586,450	(8,741,733)	12,442,319	(23,644,187)	58,699,811	(66,205,968)

Increase (decrease) in net assets resulting from operations	13,846,499	(47,874,633)	6,229,760	(26,682,220)	56,364,473	(67,585,287)

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—	—	—

Net investment income, Class B	—	—	—	—	—	—

Net investment income, Class C	—	—	—	—	—	—

Net investment income, Class Y	—	—	—	—	—	—

Net realized gains Class A	—	—	—	—	—	(2,872,871)

Net realized gains Class B	—	—	—	—	—	(2,503,212)

Net realized gains Class C	—	—	—	—	—	(1,234,161)

Net realized gains Class Y	—	—	—	—	—	(104,112)

Total distributions to shareholders	—	—	—	—	—	(6,714,356)

From capital share transactions:

Class A

Shares sold	2,390,786	6,603,699	8,051,090	20,335,405	19,092,516	88,161,726

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	2,625,615

Shares redeemed	(4,558,320)	(17,773,057)	(4,595,379)	(16,031,284)	(32,052,884)	(87,312,595)

Net increase (decrease) — Class A	(2,167,534)	(11,169,358)	3,455,711	4,304,121	(12,960,368)	3,474,746

Class B

Shares sold	3,034,226	7,632,147	3,752,227	14,020,407	10,774,856	56,562,308

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	2,311,074

Shares redeemed	(4,135,468)	(16,298,849)	(3,796,411)	(10,947,055)	(14,885,285)	(37,134,865)

Net increase (decrease) — Class B	(1,101,242)	(8,666,702)	(44,184)	3,073,352	(4,110,429)	21,738,517

Class C

Shares sold	942,111	2,442,938	3,005,493	8,094,965	8,894,635	36,949,024

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	1,049,007

Shares redeemed	(1,461,700)	(6,410,353)	(1,233,699)	(4,183,472)	(10,493,423)	(24,544,333)

Net increase (decrease) — Class C	(519,589)	(3,967,415)	1,771,794	3,911,493	(1,598,788)	13,453,698

Class Y

Shares sold	628,096	356,401	1,413,819	2,719,677	938,477	5,590,740

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	—	—	—	—	—	75,565

Shares redeemed	(28,532)	(284,694)	(508,952)	(2,128,640)	(1,073,746)	(4,655,294)

Net increase (decrease) — Class Y	599,564	71,707	904,867	591,037	(135,269)	1,011,011

Total increase (decrease) in net assets resulting from capital share transactions	(3,188,801)	(23,731,768)	6,088,188	11,880,003	(18,804,854)	39,677,972

Total increase (decrease) in net assets	10,657,698	(71,606,401)	12,317,948	(14,802,217)	37,559,619	(34,621,671)

Net assets:

Beginning of period	$72,710,626	$144,317,027	$82,984,185	$97,786,402	$431,387,982	$466,009,653

End of period	$83,368,324	$72,710,626	$95,302,133	$82,984,185	$468,947,601	$431,387,982

Undistributed (accumulated) net investment income (loss)	$(603,142)	$—	$(679,496)	$—	$(1,449,545)	$77,396

See notes to financial statements.

SEMI-ANNUAL REPORT

STOCK
Capital Appreciation Fund		Deep Value Fund		Equity Fund		Equity Income Fund
(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002

$(912,520)	$(2,138,292)	$56,312	$49,548	$(750,453)	$(1,848,490)	$532,912	$795,816

(3,408,336)	(18,434,430)	(538,322)	(1,522,235)	(12,960,941)	(12,978,556)	(3,886,758)	(5,040,016)

28,494,759	(13,584,625)	2,375,806	(2,369,810)	36,725,005	(29,036,420)	9,565,464	(15,095,413)

24,173,903	(34,157,347)	1,893,796	(3,842,497)	23,013,611	(43,863,466)	6,211,618	(19,339,613)

—	—	—	(38,016)	—	—	(381,823)	(623,743)

—	—	—	(7,346)	—	—	(129,926)	(137,978)

—	—	—	(1,721)	—	—	(31,858)	(30,496)

—	—	—	(2,630)	—	—	(1,862)	(4,132)

—	—	—	(7,885)	—	—	—	(557,395)

—	—	—	(8,532)	—	—	—	(293,427)

—	—	—	(3,190)	—	—	—	(64,230)

—	—	—	(332)	—	—	—	(2,545)

—	—	—	(69,652)	—	—	(545,469)	(1,713,946)

9,807,915	39,713,331	1,936,992	5,251,754	11,845,722	13,023,379	3,113,777	10,399,965

3,788,135	—	—	—	—	—	—	—

—	—	—	42,866	—	—	352,716	1,106,544

(11,067,105)	(50,540,989)	(698,446)	(1,840,392)	(7,184,911)	(18,085,762)	(6,718,325)	(17,703,963)

2,528,945	(10,827,658)	1,238,546	3,454,228	4,660,811	(5,062,383)	(3,251,832)	(6,197,454)

6,608,053	14,298,352	1,576,692	4,476,569	6,060,403	8,632,134	2,551,221	9,507,072

5,104,016	—	—	—	—	—	—	—

—	—	—	14,863	—	—	116,550	389,901

(5,848,005)	(16,552,761)	(705,986)	(1,145,583)	(4,574,957)	(13,217,527)	(3,409,060)	(10,589,787)

5,864,064	(2,254,409)	870,706	3,345,849	1,485,446	(4,585,393)	(741,289)	(692,814)

3,205,678	7,130,640	681,484	1,616,524	5,163,675	8,580,303	1,355,771	3,309,499

1,108,417	—	—	—	—	—	—	—

—	—	—	4,217	—	—	28,094	83,512

(1,604,040)	(6,094,548)	(340,945)	(636,031)	(3,240,737)	(11,846,714)	(943,604)	(3,211,807)

2,710,055	1,036,092	340,539	984,710	1,922,938	(3,266,411)	440,261	181,204

808,143	921,303	23,404	278,740	511,778	870,253	5,133	39,926

181,055	—	—	—	—	—	—	—

—	—	—	1,865	—	—	1,236	3,416

(258,618)	(261,281)	(31,523)	(122,512)	(453,530)	(549,291)	(62,779)	(36,084)

730,580	660,022	(8,119)	158,093	58,248	320,962	(56,410)	7,258

11,833,644	(11,385,953)	2,441,672	7,942,880	8,127,443	(12,593,225)	(3,609,270)	(6,701,806)

36,007,547	(45,543,300)	4,335,468	4,030,731	31,141,054	(56,456,691)	2,056,879	(27,755,365)

$157,245,330	$202,788,630	$15,177,003	$11,146,272	$88,659,886	$145,116,577	$98,146,432	$125,901,797

$193,252,877	$157,245,330	$19,512,471	$15,177,003	$119,800,940	$88,659,886	$100,203,311	$98,146,432

$(912,520)	$—	$56,312	$—	$(750,453)	$—	$(4,221)	$8,336

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

	Growth Fund		Growth and Income Fund
	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$(2,699,264)	$(8,131,860)	$52,426	$(351,744)

Net realized gain (loss)	(22,459,973)	(213,818,100)	(13,536,522)	(39,182,571)

Net change in unrealized gain (loss)	129,094,372	(186,491,498)	27,160,464	(22,690,214)

Increase (decrease) in net assets resulting from operations	103,935,135	(408,441,458)	13,676,368	(62,224,529)

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—

Net investment income, Class B	—	—	—	—

Net investment income, Class C	—	—	—	—

Net investment income, Class Y	—	—	—	—

Net realized gains Class A	—	—	—	—

Net realized gains Class B	—	—	—	—

Net realized gains Class C	—	—	—	—

Net realized gains Class Y	—	—	—	—

Total distributions to shareholders	—	—	—	—

From capital share transactions:

Class A

Shares sold	159,890,518	277,793,699	5,381,701	15,753,039

Shares exchanged due to merger	—	7,363,678	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(84,559,360)	(216,706,794)	(7,629,029)	(27,909,920)

Net increase (decrease) — Class A	75,331,158	68,450,583	(2,247,328)	(12,156,881)

Class B

Shares sold	29,154,462	72,581,431	4,315,578	15,142,873

Shares exchanged due to merger	—	7,296,375	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(39,512,686)	(115,945,655)	(8,779,811)	(29,475,653)

Net increase (decrease) — Class B	(10,358,224)	(36,067,849)	(4,464,233)	(14,332,780)

Class C

Shares sold	27,074,286	58,916,865	1,402,964	4,924,818

Shares exchanged due to merger	—	2,196,313	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(16,879,512)	(47,575,116)	(2,316,864)	(8,142,846)

Net increase (decrease) — Class C	10,194,774	13,538,062	(913,900)	(3,218,028)

Class Y

Shares sold	12,978,879	16,756,822	2,212,445	2,894,929

Shares exchanged due to merger	—	108,538	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(7,223,023)	(16,021,444)	(655,611)	(2,666,885)

Net increase (decrease) — Class Y	5,755,856	843,916	1,556,834	228,044

Total increase (decrease) in net assets resulting from capital share transactions	80,923,564	46,764,712	(6,068,627)	(29,479,645)

Total increase (decrease) in net assets	184,858,699	(361,676,746)	7,607,741	(91,704,174)

Net assets:

Beginning of period	$1,331,627,314	$1,693,304,060	$146,801,493	$238,505,667

End of period	$1,516,486,013	$1,331,627,314	$154,409,234	$146,801,493

Undistributed (accumulated) net investment income (loss)	$(2,669,264)	$—	$52,426	$—

See notes to financial statements.

SEMI-ANNUAL REPORT

INTERNATIONAL		SECTOR/SPECIALTY
International Growth Fund		Global Financial Services Fund		Global Socially Responsive Fund		Mergers and Acquisitions Fund
(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002

$308,855	$141,398	$304,781	$403,821	$10,306	$(8,066)	$(320,268)	$(325,324)

(8,394,188)	(9,178,278)	1,169,443	(754)	(62,639)	(783,355)	1,074,697	(924,192)

11,044,621	(5,388,495)	2,367,875	(3,114,331)	434,560	(82,267)	4,139,097	(1,538,187)

2,959,288	(14,425,375)	3,842,099	(2,711,264)	382,227	(873,688)	4,893,526	(2,787,703)

—	—	—	(133,948)	—	—	—	—

—	—	—	(78,942)	—	—	—	—

—	—	—	(15,213)	—	—	—	—

—	—	—	(121,325)	—	—	—	—

—	—	—	(150,719)	—	—	—	(215,477)

—	—	—	(134,880)	—	—	—	(168,008)

—	—	—	(27,137)	—	—	—	(129,712)

—	—	—	(98,073)	—	—	—	(7,179)

—	—	—	(760,237)	—	—	—	(520,376)

7,280,636	25,814,064	850,079	5,629,294	712,737	1,636,263	10,177,491	16,855,444

—	—	—	—	—	—	—	—

—	—	—	268,368	—	—	—	178,169

(7,760,948)	(31,273,042)	(1,379,735)	(9,525,234)	(521,965)	(880,816)	(4,201,146)	(8,546,562)

(480,312)	(5,458,978)	(529,656)	(3,627,572)	190,772	755,447	5,976,345	8,487,051

2,343,427	7,385,518	598,225	1,789,558	252,491	446,757	3,967,076	8,325,950

—	—	—	—	—	—	—	—

—	—	—	200,445	—	—	—	143,533

(2,808,996)	(7,833,046)	(879,957)	(2,554,842)	(91,284)	(188,544)	(2,845,127)	(4,986,873)

(465,569)	(447,528)	(281,732)	(564,839)	161,207	258,213	1,121,949	3,482,610

2,216,857	3,515,097	298,158	299,432	162,855	335,074	4,373,169	10,687,732

—	—	—	—	—	—	—	—

—	—	—	39,159	—	—	—	99,895

(1,802,766)	(4,010,481)	(161,942)	(630,257)	(36,850)	(61,163)	(2,143,181)	(3,306,400)

414,091	(495,384)	136,216	(291,666)	126,005	273,911	2,229,988	7,481,227

8,393,054	20,135,760	16,688	273,220	37,301	41,921	629,217	975,226

—	—	—	—	—	—	—	—

—	—	—	219,398	—	—	—	1,425

(8,722,174)	(20,823,027)	(24,442)	(202,475)	—	(10,507)	(263,503)	(638,492)

(329,120)	(687,267)	(7,754)	290,143	37,301	31,414	365,714	338,159

(860,910)	(7,089,157)	(682,926)	(4,193,934)	515,285	1,318,985	9,693,996	19,789,047

2,098,378	(21,514,532)	3,159,173	(7,665,435)	897,512	445,297	14,587,522	16,480,968

$57,121,772	$78,636,304	$23,792,200	$31,457,635	$4,129,467	$3,684,170	$73,818,686	$57,337,718

$59,220,150	$57,121,772	$26,951,373	$23,792,200	$5,026,979	$4,129,467	$88,406,208	$73,818,686

$308,855	$—	$298,608	$(6,173)	$10,306	$—	$(320,268)	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

			DOMESTIC/HYBRID
	Technology Fund		Managed Fund
	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$(567,699)	$(1,480,222)	$286,634	$(106,962)

Net realized gain (loss)	7,292,985	(45,107,355)	(3,267,889)	(30,513,897)

Net change in unrealized gain (loss)	13,448,974	(7,230,133)	12,925,760	(9,082,940)

Increase (decrease) in net assets resulting from operations	20,174,260	(53,817,710)	9,944,505	(39,703,799)

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—

Net investment income, Class B	—	—	—	—

Net investment income, Class C	—	—	—	—

Net investment income, Class Y	—	—	—	—

Net realized gains Class A	—	—	—	—

Net realized gains Class B	—	—	—	—

Net realized gains Class C	—	—	—	—

Net realized gains Class Y	—	—	—	—

Total distributions to shareholders	—	—	—	—

From capital share transactions:

Class A

Shares sold	2,466,847	5,017,124	2,289,446	7,792,450

Shares exchanged due to merger	—	2,048,925	3,869,530	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(2,889,887)	(16,926,759)	(6,037,586)	(25,984,581)

Net increase (decrease) — Class A	(423,040)	(9,860,710)	121,390	(18,192,131)

Class B

Shares sold	2,664,792	6,196,887	2,831,143	9,095,650

Shares exchanged due to merger	—	1,753,209	4,064,388	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(3,550,126)	(12,893,066)	(8,021,638)	(21,295,936)

Net increase (decrease) — Class B	(885,334)	(4,942,970)	(1,126,107)	(12,200,286)

Class C

Shares sold	1,016,727	1,247,661	639,032	1,017,976

Shares exchanged due to merger	—	391,285	1,492,258	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(914,808)	(3,724,197)	(715,730)	(1,904,718)

Net increase (decrease) — Class C	101,919	(2,085,251)	1,415,560	(886,742)

Class Y

Shares sold	180,142	232,968	12,448	2,037,115

Shares exchanged due to merger	—	101,642	167,197	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(117,267)	(210,418)	(26,676)	(43,171,592)

Net increase (decrease) — Class Y	62,875	124,192	152,969	(41,134,477)

Total increase (decrease) in net assets resulting from capital share transactions	(1,143,580)	(16,764,739)	563,812	(72,413,636)

Total increase (decrease) in net assets	19,030,680	(70,582,449)	10,508,317	(112,117,435)

Net assets:

Beginning of period	$51,252,412	$121,834,861	$112,253,519	$224,370,954

End of period	$70,283,092	$51,252,412	$122,761,836	$112,253,519

Undistributed (accumulated) net investment income (loss)	$(567,699)	$—	$286,634	$—

See notes to financial statements.

SEMI-ANNUAL REPORT

		INCOME
Strategic Allocation Fund		Government Securities Fund		High-Yield Bond Fund		Short Duration Bond Fund
(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	For the Period November 29, 2002 through December 31, 2002

$7,313	$2,564	$5,458,024	$9,869,646	$7,596,365	$11,662,638	$135,813	$5,515

(143,594)	(675,145)	2,069,818	149,311	(3,384,136)	(11,295,253)	2,898	—

2,431,662	(5,155,073)	(2,539,925)	8,251,033	20,227,288	(473,562)	178,444	13,242

2,295,381	(5,827,654)	4,987,917	18,269,990	24,439,517	(106,177)	317,155	18,757

—	—	(2,308,500)	(4,973,594)	(3,791,758)	(6,132,263)	(66,786)	(2,471)

—	—	(1,688,952)	(3,355,670)	(2,120,305)	(3,660,792)	(42,026)	(2,504)

—	—	(455,683)	(902,028)	(1,309,379)	(1,429,492)	(25,368)	(2,340)

—	—	(254,746)	(407,771)	(374,923)	(440,091)	(13,706)	(1,563)

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	(4,707,881)	(9,639,063)	(7,596,365)	(11,662,638)	(147,886)	(8,878)

2,157,893	5,527,451	21,786,380	66,634,255	31,347,825	65,803,015	7,883,666	2,162,322

—	—	—	—	—	—	—	—

—	—	1,931,135	4,128,980	2,547,728	4,186,073	48,409	622

(1,146,627)	(3,753,342)	(24,621,417)	(43,824,837)	(24,489,097)	(31,443,674)	(1,318,710)	(10,900)

1,011,266	1,774,109	(903,902)	26,938,398	9,406,456	38,545,414	6,613,365	2,152,044

1,555,515	7,272,289	16,449,560	52,688,470	17,441,282	21,561,941	5,520,417	2,265,272

—	—	—	—	—	—	—	—

—	—	1,397,426	2,762,450	1,339,515	2,447,328	27,947	815

(708,621)	(2,071,052)	(15,835,928)	(20,901,348)	(6,094,547)	(13,150,724)	(607,447)	(1,026)

846,894	5,201,237	2,011,058	34,549,572	12,686,250	10,858,545	4,940,917	2,265,061

1,325,713	3,251,029	5,671,268	18,190,206	22,914,731	23,578,559	2,145,466	2,108,112

—	—	—	—	—	—	—	—

—	—	338,545	673,945	758,953	826,975	12,509	530

(532,515)	(1,085,117)	(5,923,179)	(8,597,124)	(4,678,387)	(7,801,942)	(177,242)	(196)

793,198	2,165,912	86,634	10,267,027	18,995,297	16,603,592	1,980,733	2,108,446

284,841	843,974	4,328,019	3,851,347	14,745,363	2,804,558	115,585	1,100,075

—	—	—	—	—	—	—	—

—	—	249,558	395,997	239,575	333,272	259	—

(174,372)	(574,658)	(692,734)	(1,997,000)	(927,351)	(1,340,433)	(13,395)	—

110,469	269,316	3,884,843	2,250,344	14,057,587	1,797,397	102,449	1,100,075

2,761,827	9,410,574	5,078,633	74,005,341	55,145,590	67,804,948	13,637,464	7,625,626

5,057,208	3,582,920	5,358,669	82,636,268	71,988,742	56,036,133	13,806,733	7,635,505

$21,454,742	$17,871,822	$268,131,034	$185,494,766	$185,618,754	$129,582,621	$7,635,505	$—

$26,511,950	$21,454,742	$273,489,703	$268,131,034	$257,607,496	$185,618,754	$21,442,238	$7,635,505

$9,769	$2,456	$750,143	$—	$(66,016)	$(66,016)	$(12,073)	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

					MONEY MARKET
	Tax-Exempt Income Fund		Total Return Fund		Money Market Fund
	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002	(Unaudited) Six Months Ended June 30, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$593,730	$1,172,289	$780,521	$1,155,170	$1,803,460	$4,182,161

Net realized gain (loss)	49,589	100,007	2,272,986	1,563,485	—	—

Net change in unrealized gain (loss)	791,753	1,590,371	318,554	795,867	—	—

Increase (decrease) in net assets resulting from operations	1,435,072	2,862,667	3,372,061	3,514,522	1,803,460	4,182,161

Distributions to shareholders from:

Net investment income, Class A	(410,703)	(841,781)	(364,400)	(536,342)	(1,492,639)	(3,344,856)

Net investment income, Class B	(127,413)	(246,943)	(223,622)	(397,412)	(238,667)	(646,318)

Net investment income, Class C	(53,662)	(79,960)	(162,409)	(234,180)	(53,632)	(148,061)

Net investment income, Class Y	(1,952)	(3,605)	(30,090)	(56,697)	(18,522)	(42,926)

Net realized gains Class A	—	(47,004)	—	(517,283)	—	—

Net realized gains Class B	—	(16,804)	—	(463,120)	—	—

Net realized gains Class C	—	(7,209)	—	(319,062)	—	—

Net realized gains Class Y	—	(196)	—	(39,789)	—	—

Total distributions to shareholders	(593,730)	(1,243,502)	(780,521)	(2,563,885)	(1,803,460)	(4,182,161)

From capital share transactions:

Class A

Shares sold	1,833,058	5,228,082	14,775,946	22,128,174	277,128,323	240,934,087

Shares exchanged due to merger	—	—	—	—	—

Reinvestment of distributions	278,567	627,285	324,659	961,602	1,483,345	3,313,236

Shares redeemed	(2,447,962)	(4,660,113)	(4,670,836)	(3,902,457)	(143,396,225)	(231,588,964)

Net increase (decrease) — Class A	(336,337)	1,195,254	10,429,769	19,187,319	135,215,443	12,658,359

Class B

Shares sold	878,366	3,050,025	9,431,802	19,780,122	21,475,704	56,933,243

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	86,097	175,668	190,572	750,436	223,551	601,664

Shares redeemed	(915,809)	(1,784,082)	(5,345,240)	(3,068,443)	(23,985,047)	(45,256,820)

Net increase (decrease) — Class B	48,654	1,441,611	4,277,134	17,462,115	(2,285,792)	12,278,087

Class C

Shares sold	748,848	2,663,294	5,968,792	14,905,660	10,995,979	22,913,569

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	41,236	72,612	126,697	435,856	51,684	135,543

Shares redeemed	(750,610)	(916,724)	(1,289,176)	(1,961,987)	(10,307,401)	(20,906,021)

Net increase (decrease) — Class C	39,474	1,819,182	4,806,313	13,379,529	740,262	2,143,091

Class Y

Shares sold	—	23,818	706,127	887,182	1,074,697	1,845,363

Shares exchanged due to merger	—	—	—	—	—	—

Reinvestment of distributions	982	1,671	17,089	67,470	15,857	42,670

Shares redeemed	(2,520)	(5,526)	(683,311)	(425,551)	(1,646,926)	(749,898)

Net increase (decrease) — Class Y	(1,538)	19,963	39,905	529,101	(556,372)	1,138,135

Total increase (decrease) in net assets resulting from capital share transactions	(249,747)	4,476,010	19,553,121	50,558,064	133,113,541	28,217,672

Total increase (decrease) in net assets	591,595	6,095,175	22,144,661	51,508,701	133,113,541	28,217,672

Net assets:

Beginning of period	$36,925,251	$30,830,076	$69,118,948	$17,610,247	$337,557,422	$309,339,750

End of period	$37,516,846	$36,925,251	$91,263,609	$69,118,948	$470,670,963	$337,557,422

Undistributed (accumulated) net investment income (loss)	$—	$—	$—	$—	$—	$—

See notes to financial statements.

SEMI-ANNUAL REPORT

[This Page Intentionally Left Blank]

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,						For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class A)			2002		2001		2000

Net Asset Value Beginning of Period	$5.07		$7.90		$9.56		$13.74		$5.00

Net Investment Income (Loss)	(0.03	)E	(0.09	)E	(0.08	)E	(0.14	)E	(0.05	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.06		(2.74)		(1.58)		(4.04)		9.00

Total from Investment Operations	1.03		(2.83)		(1.66)		(4.18)		8.95

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		—		—		(0.21)

Total Distributions	—		—		—		—		(0.21)

Net Asset Value End of Period	$6.10		$5.07		$7.90		$9.56		$13.74

Total ReturnC	20.32	%B	(35.82)%		(17.36)%		(30.42)%		179.26	%B
Net Assets End of Period (in thousands)	$28,769		$26,114		$55,095		$81,279		$49,206
Ratio of Expenses to Average Net Assets	1.90	%A	1.85%		1.85%		1.85%		1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.33	%A	2.20%		2.02%		1.92%		2.43	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.26	)%A	(1.43)%		(0.98)%		(1.10)%		(1.06	)%A
Portfolio Turnover Rate	69%		189%		105%		127%		32%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,						For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class B)			2002		2001		2000

Net Asset Value Beginning of Period	$4.97		$7.79		$9.49		$13.70		$5.00

Net Investment Income (Loss)	(0.05	)E	(0.12	)E	(0.12	)E	(0.21	)E	(0.07	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.04		(2.70)		(1.58)		(4.00)		8.98

Total from Investment Operations	0.99		(2.82)		(1.70)		(4.21)		8.91

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		—		—		(0.21)

Total Distributions	—		—		—		—		(0.21)

Net Asset Value End of Period	$5.96		$4.97		$7.79		$9.49		$13.70

Total ReturnD	19.92	%B	(36.20)%		(17.91)%		(30.73)%		178.45	%B
Net Assets End of Period (in thousands)	$42,232		$36,329		$68,173		$87,458		$39,854
Ratio of Expenses to Average Net Assets	2.45	%A	2.40%		2.40%		2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.88	%A	2.75%		2.57%		2.47%		2.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.81	)%A	(1.98)%		(1.54)%		(1.63)%		(1.64	)%A
Portfolio Turnover Rate	69%		189%		105%		127%		32%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,						For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class C)			2002		2001		2000

Net Asset Value Beginning of Period	$4.97		$7.78		$9.48		$13.70		$5.00

Net Investment Income (Loss)	(0.05	)E	(0.12	)E	(0.12	)E	(0.21	)E	(0.07	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.04		(2.69)		(1.58)		(4.01)		8.98

Total from Investment Operations	0.99		(2.81)		(1.70)		(4.22)		8.91

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		—		—		(0.21)

Total Distributions	—		—		—		—		(0.21)

Net Asset Value End of Period	$5.96	C	$4.97		$7.78		$9.48		$13.70

Total ReturnD	19.92	%B,C	(36.12	)%C	(17.93)%		(30.80)%		178.46	%B
Net Assets End of Period (in thousands)	$11,297		$9,956		$20,646		$30,826		$13,864
Ratio of Expenses to Average Net Assets	2.45	%A	2.40%		2.40%		2.40%		2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.88	%A	2.75%		2.57%		2.47%		2.92	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.81	)%A	(1.98)%		(1.53)%		(1.63)%		(1.62	)%A
Portfolio Turnover Rate	69%		189%		105%		127%		32%

Enterprise Multi-Cap Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,						For the Period 7/1/99 through 12/31/99
			2002		2001		2000

Net Asset Value Beginning of Period	$5.14		$7.98		$9.62		$13.76		$5.00

Net Investment Income (Loss)	(0.02	)E	(0.06	)E	(0.04	)E	(0.09	)E	(0.02	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.08		(2.78)		(1.60)		(4.05)		8.99

Total from Investment Operations	1.06		(2.84)		(1.64)		(4.14)		8.97

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		—		—		(0.21)

Total Distributions	—		—		—		—		(0.21)

Net Asset Value End of Period	$6.20		$5.14		$ 7.98		$9.62		$13.76

Total Return	20.62	%B	(35.59)%		(17.05)%		(30.09)%		179.66	%B
Net Assets End of Period (in thousands)	$1,071		$312		$403		$609		$641
Ratio of Expenses to Average Net Assets	1.46	%A	1.40%		1.40%		1.40%		1.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.87	%A	1.76%		1.57%		1.46%		2.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.80	)%A	(0.98)%		(0.53)%		(0.67)%		(0.51	)%A
Portfolio Turnover Rate	69%		189%		105%		127%		32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$21.76		$28.90		$30.90		$33.26		$22.44		$23.39

Net Investment Income (Loss)	(0.15	)E	(0.35	)E	(0.39	)E	(0.43	)E	(0.35	)E	(0.32	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.70		(6.79)		(1.40)		0.44		11.17		(0.63)

Total from Investment Operations	1.55		(7.14)		(1.79)		0.01		10.82		(0.95)

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(0.22)		(2.37)		—		—

Total Distributions	—		—		(0.22)		(2.37)		—		—

Redemption Fees	—		0.00G		0.01		—		—		—

Net Asset Value End of Period	$23.31		$21.76		$28.90		$30.90		$33.26		$22.44

Total ReturnC	7.12	%B	(24.71)%		(5.72)%		0.55%		48.22%		(4.06)%
Net Assets End of Period (in thousands)	$37,681		$31,714		$37,413		$35,921		$19,024		$8,194
Ratio of Expenses to Average Net Assets	1.65	%A	1.73%		1.85%		1.85%		1.85%		1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.12	%A	2.09%		2.01%		1.98%		2.29%		2.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.39	)%A	(1.43)%		(1.40)%		(1.26)%		(1.38)%		(1.43)%
Portfolio Turnover Rate	22%		35%		42%		53%		62%		151%

Enterprise Small Company Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$20.98		$28.02		$30.11		$32.62		$22.13		$23.33

Net Investment Income (Loss)	(0.20	)E	(0.47	)E	(0.53	)E	(0.61	)E	(0.48	)E	(0.41	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.64		(6.57)		(1.34)		0.47		10.97		(0.79)

Total from Investment Operations	1.44		(7.04)		(1.87)		(0.14)		10.49		(1.20)

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(0.22)		(2.37)		—		—

Total Distributions	—		—		(0.22)		(2.37)		—		—

Net Asset Value End of Period	$22.42		$20.98		$28.02		$30.11		$32.62		$22.13

Total ReturnD	6.86	%B	(25.12)%		(6.17)%		0.10%		47.40%		(5.14)%
Net Assets End of Period (in thousands)	$35,624		$33,447		$41,749		$38,084		$19,798		$8,760
Ratio of Expenses to Average Net Assets	2.20	%A	2.28%		2.40%		2.40%		2.40%		2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.67	%A	2.64%		2.56%		2.53%		2.84%		3.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.94	)%A	(1.98)%		(1.95)%		(1.81)%		(1.93)%		(1.94)%
Portfolio Turnover Rate	22%		35%		42%		53%		62%		151%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS  — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$21.05		$28.11		$30.21		$32.73		$22.21		$23.32

Net Investment Income (Loss)	(0.20	)E	(0.46	)E	(0.53	)E	(0.62	)E	(0.47	)E	(0.41	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.64		(6.60)		(1.35)		0.47		10.99		(0.70)

Total from Investment Operations	1.44		(7.06)		(1.88)		(0.15)		10.52		(1.11)

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(0.22)		(2.37)		—		—

Total Distributions	—		—		(0.22)		(2.37)		—		—

Net Asset Value End of Period	$22.49		$21.05		$28.11		$30.21		$32.73		$22.21

Total ReturnD	6.84	%B,C	(25.12	)%C	(6.18)%		0.07%		47.37%		(4.76)%
Net Assets End of Period (in thousands)	$13,076		$10,448		$9,367		$8,596		$4,654		$2,481
Ratio of Expenses to Average Net Assets	2.20	%A	2.27%		2.40%		2.40%		2.40%		2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.67	%A	2.66%		2.56%		2.53%		2.84%		3.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.94	)%A	(1.97)%		(1.95)%		(1.81)%		(1.93)%		(1.93)%
Portfolio Turnover Rate	22%		35%		42%		53%		62%		151%

Enterprise Small Company Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$22.31		$29.51		$31.39		$33.56		$22.55		$23.43

Net Investment Income (Loss)	(0.10	)E	(0.26	)E	(0.27	)E	(0.28	)E	(0.23	)E	(0.23	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.75		(6.94)		(1.39)		0.48		11.24		(0.65)

Total from Investment Operations	1.65		(7.20)		(1.66)		0.20		11.01		(0.88)

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		(0.22)		(2.37)		—		—

Total Distributions	—		—		(0.22)		(2.37)		—		—

Net Asset Value End of Period	$23.96		$22.31		$29.51		$31.39		$33.56		$22.55

Total Return	7.40	%B	(24.40)%		(5.25)%		1.12%		48.82%		(3.76)%
Net Assets End of Period (in thousands)	$8,921		$7,375		$9,257		$9,350		$9,296		$9,084
Ratio of Expenses to Average Net Assets	1.20	%A	1.29%		1.40%		1.40%		1.40%		1.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.67	%A	1.64%		1.56%		1.52%		1.84%		2.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.94	)%A	(0.98)%		(0.95)%		(0.82)%		(0.93)%		(1.03)%
Portfolio Turnover Rate	22%		35%		42%		53%		62%		151%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Value Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$7.09		$8.17		$7.84		$8.53		$7.92		$7.75

Net Investment Income (Loss)	(0.02	)E	(0.04	)E	(0.02	)E	(0.01	)E	(0.02	)E	(0.03	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.01		(0.93)		0.38		0.51		1.28		0.42

Total from Investment Operations	0.99		(0.97)		0.36		0.50		1.26		0.39

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Total Distributions	—		(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Redemption Fees	—		0.00	G	0.00	G	—		—		—

Net Asset Value End of Period	$8.08		$7.09		$8.17		$7.84		$8.53		$7.92

Total ReturnC	13.96	%B	(11.88)%		4.63%		6.52%		16.13%		5.15%
Net Assets End of Period (in thousands)	$200,451		$188,979		$218,905		$174,043		$135,222		$79,867
Ratio of Expenses to Average Net Assets	1.66	%A	1.64%		1.57%		1.55%		1.63%		1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.66	%A	1.64%		1.57%		1.55%		1.63%		1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.43	)%A	(0.50)%		(0.21)%		(0.12)%		(0.22)%		(0.37)%
Portfolio Turnover Rate	1%		19%		32%		71%		46%		33%

Enterprise Small Company Value Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$6.71		$7.78		$7.52		$8.27		$7.74		$7.63

Net Investment Income (Loss)	(0.03	)E	(0.08	)E	(0.06	)E	(0.06	)E	(0.06	)E	(0.07	)E
Net Realized and Unrealized Gain (Loss) on Investments	0.95		(0.88)		0.35		0.50		1.24		0.40

Total from Investment Operations	0.92		(0.96)		0.29		0.44		1.18		0.33

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Total Distributions	—		(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Net Asset Value End of Period	$7.63		$6.71		$7.78		$7.52		$8.27		$7.74

Total ReturnD	13.71	%B	(12.35)%		3.89%		6.00%		15.47%		4.44%
Net Assets End of Period (in thousands)	$173,015		$156,569		$161,373		$117,125		$98,472		$61,929
Ratio of Expenses to Average Net Assets	2.21	%A	2.19%		2.12%		2.10%		2.18%		2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.21	%A	2.19%		2.12%		2.10%		2.18%		2.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.97	)%A	(1.04)%		(0.76)%		(0.66)%		(0.78)%		(0.93)%
Portfolio Turnover Rate	1%		19%		32%		71%		46%		33%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Small Company Value Fund (Class C)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$6.88		$7.98		$7.71		$8.45		$7.90		$7.74

Net Investment Income (Loss)	(0.03	)E	(0.08	)E	(0.06	)E	(0.06	)E	(0.06	)E	(0.07	)E
Net Realized and Unrealized Gain (Loss) on Investments	0.98		(0.91)		0.36		0.51		1.26		0.45

Total from Investment Operations	0.95		(0.99)		0.30		0.45		1.20		0.38

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Total Distributions	—		(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Net Asset Value End of Period	$7.83		$6.88		$7.98		$7.71		$8.45		$7.90

Total ReturnD	13.81	%B,C	(12.42	)%C	3.93%		6.00%		15.42%		5.03%
Net Assets End of Period (in thousands)	$87,588		$78,811		$78,665		$54,638		$35,265		$14,239
Ratio of Expenses to Average Net Assets	2.21	%A	2.19%		2.13%		2.10%		2.19%		2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.21	%A	2.19%		2.13%		2.10%		2.19%		2.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.97	)%A	(1.04)%		(0.76)%		(0.65)%		(0.76)%		(0.94)%
Portfolio Turnover Rate	1%		19%		32%		71%		46%		33%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Small Company Value Fund (Class Y)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$7.39		$8.47		$8.09		$8.73		$8.06		$7.81

Net Investment Income (Loss)	0.00	E,F	0.00	E,F	0.01	E	0.03	E	0.02	E	0.01	E
Net Realized and Unrealized Gain (Loss) on Investments	1.05		(0.97)		0.40		0.52		1.30		0.46

Total from Investment Operations	1.05		(0.97)		0.41		0.55		1.32		0.47

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Total Distributions	—		(0.11)		(0.03)		(1.19)		(0.65)		(0.22)

Net Asset Value End of Period	$8.44		$7.39		$8.47		$8.09		$8.73		$8.06

Total Return	14.21	%B	(11.46)%		5.10%		6.95%		16.60%		6.13%
Net Assets End of Period (in thousands)	$7,894		$7,029		$7,067		$851		$619		$277
Ratio of Expenses to Average Net Assets	1.21	%A	1.19%		1.15%		1.10%		1.18%		1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.21	%A	1.19%		1.15%		1.10%		1.18%		1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03	%A	(0.04)%		0.18%		0.31%		0.23%		0.06%
Portfolio Turnover Rate	1%		19%		32%		71%		46%		33%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Capital Appreciation Fund (Class A)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$22.47		$27.23		$34.21		$46.61		$38.59		$35.54

Net Investment Income (Loss)	(0.10	)E	(0.25	)E	(0.24	)E	(0.25	)E	(0.47	)E	(0.39	)E
Net Realized and Unrealized Gain (Loss) on Investments	3.38		(4.51)		(6.75)		(5.44)		15.43		10.55

Total from Investment Operations	3.28		(4.76)		(6.99)		(5.69)		14.96		10.16

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		—		(6.71)		(6.94)		(7.11)

Redemption Fees	—		0.00G		0.01		—		—		—

Net Asset Value End of Period	$25.75		$22.47		$27.23		$34.21		$46.61		$38.59

Total ReturnC	14.60	%B	(17.48)%		(20.40)%		(14.19)%		39.39%		30.15%
Net Assets End of Period (in thousands)	$113,783		$96,878		$128,957		$176,467		$181,232		$131,605
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.69	%A	1.67%		1.63%		1.52%		1.52%		1.52%
Ratio of Expenses to Average Net Assets	1.69	%A	1.67%		1.61%		1.52%		1.52%		1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.85	)%A	(0.95)%		(0.84)%		(0.64)%		(1.15)%		(1.01)%
Portfolio Turnover Rate	49%		111%		111%		140%		170%		76%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Capital Appreciation Fund (Class B)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$21.09		$25.70		$32.47		$44.80		$37.50		$34.89

Net Investment Income (Loss)	(0.16	)E	(0.37	)E	(0.37	)E	(0.43	)E	(0.68	)E	(0.58	)E
Net Realized and Unrealized Gain (Loss) on Investments	3.17		(4.24)		(6.40)		(5.19)		14.92		10.30

Total from Investment Operations	3.01		(4.61)		(6.77)		(5.62)		14.24		9.72

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		—		(6.71)		(6.94)		(7.11)

Net Asset Value End of Period	$24.10		$21.09		$25.70		$32.47		$44.80		$37.50

Total ReturnD	14.27	%B	(17.94)%		(20.85)%		(14.65)%		38.62%		29.44%
Net Assets End of Period (in thousands)	$57,203		$44,262		$56,243		$74,887		$40,276		$14,663
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.24	%A	2.22%		2.18%		2.08%		2.08%		2.08%
Ratio of Expenses to Average Net Assets	2.24	%A	2.22%		2.16%		2.08%		2.08%		2.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.44	)%A	(1.51)%		(1.40)%		(1.17)%		(1.69)%		(1.56)%
Portfolio Turnover Rate	49%		111%		111%		140%		170%		76%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Capital Appreciation Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$21.70		$26.43		$33.40		$45.85		$38.25		$35.43

Net Investment Income (Loss)	(0.16	)E	(0.38	)E	(0.38	)E	(0.44	)E	(0.68	)E	(0.57	)E
Net Realized and Unrealized Gain (Loss) on Investments	3.26		(4.35)		(6.59)		(5.30)		15.22		10.50

Total from Investment Operations	3.10		(4.73)		(6.97)		(5.74)		14.54		9.93

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		—		(6.71)		(6.94)		(7.11)

Net Asset Value End of Period	$24.80		$21.70		$26.43		$33.40		$45.85		$38.25

Total ReturnD	14.29	%B,C	(17.90	)%C	(20.87)%		(14.57)%		38.64%		29.60%
Net Assets End of Period (in thousands)	$20,348		$15,135		$17,156		$23,483		$6,918		$1,040
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.24	%A	2.22%		2.18%		2.08%		2.11%		2.11%
Ratio of Expenses to Average Net Assets	2.24	%A	2.22%		2.16%		2.08%		2.11%		2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.45	)%A	(1.51)%		(1.39)%		(1.17)%		(1.69)%		(1.53)%
Portfolio Turnover Rate	49%		111%		111%		140%		170%		76%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,								For the Period 5/14/98 through 12/31/98
Enterprise Capital Appreciation Fund (Class Y)			2002		2001		2000		1999

Net Asset Value Beginning of Period	$23.09		$27.85		$34.84		$47.14		$38.79		$40.71

Net Investment Income (Loss)	(0.08	)E	(0.14	)E	(0.11	)E	(0.07	)E	(0.28	)E	(0.15	)E
Net Realized and Unrealized Gain (Loss) on Investments	3.51		(4.62)		(6.88)		(5.52)		15.57		5.34

Total from Investment Operations	3.43		(4.76)		(6.99)		(5.59)		15.29		5.19

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		—		(6.71)		(6.94)		(7.11)

Total Distributions	—		—		—		(6.71)		(6.94)		(7.11)

Net Asset Value End of Period	$26.52		$23.09		$27.85		$34.84		$47.14		$38.79

Total Return	14.85	%B	(17.09)%		(20.06)%		(13.77)%		40.04%		14.08	%B
Net Assets End of Period (in thousands)	$1,919		$970		$433		$532		$428		$204
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.23	%A	1.23%		1.18%		1.08%		1.07%		1.05	%A
Ratio of Expenses to Average Net Assets	1.23	%A	1.23%		1.16%		1.08%		1.07%		1.05	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.67	)%A	(0.56)%		(0.40)%		(0.19)%		(0.69)%		(0.51	)%A
Portfolio Turnover Rate	49%		111%		111%		140%		170%		76%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Deep Value Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 5/31/01 through 12/31/01

Net Asset Value Beginning of Period	$7.59		$9.93		$10.00

Net Investment Income (Loss)	0.04	E	0.06	E	0.02	E
Net Realized and Unrealized Gain (Loss) on Investments	0.85		(2.34)		(0.06)

Total from Investment Operations	0.89		(2.28)		(0.04)

Dividends from Net Investment Income	—		(0.05)		—
Distributions from Capital Gains	—		(0.01)		(0.03)

Total Distributions	—		(0.06)		(0.03)

Net Asset Value End of Period	$8.48		$7.59		$9.93

Total ReturnC	11.73	%B	(22.97)%		(0.41	)%B
Net Assets End of Period (in thousands)	$8,035		$6,037		$4,085
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%		1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.19	%A	2.29%		4.31	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.00	%A	0.67%		0.28	%A
Portfolio Turnover Rate	11%		43%		16%

Enterprise Deep Value Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 5/31/01 through 12/31/01

Net Asset Value Beginning of Period	$7.57		$9.90		$10.00

Net Investment Income (Loss)	0.02	E	0.01	E	(0.02	)E
Net Realized and Unrealized Gain (Loss) on Investments	0.84		(2.32)		(0.05)

Total from Investment Operations	0.86		(2.31)		(0.07)

Dividends from Net Investment Income	—		(0.01)		—
Distributions from Capital Gains	—		(0.01)		(0.03)

Total Distributions	—		(0.02)		(0.03)

Net Asset Value End of Period	$8.43		$7.57		$9.90

Total ReturnD	11.36	%B	(23.35)%		(0.71	)%B
Net Assets End of Period (in thousands)	$8,190		$6,515		$4,856
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.74	%A	2.86%		4.87	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46	%A	0.12%		(0.28	)%A
Portfolio Turnover Rate	11%		43%		16%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Deep Value Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 05/31/01 through 12/31/01

Net Asset Value Beginning of Period	$7.57		$9.90		$10.00

Net Investment Income (Loss)	0.02E		0.01E		(0.01	)E
Net Realized and Unrealized Gain (Loss) on Investments	0.84		(2.32)		(0.06)

Total from Investment Operations	0.86		(2.31)		(0.07)

Dividends from Net Investment Income	—		(0.01)		—
Distributions from Capital Gains	—		(0.01)		(0.03)

Total Distributions	—		(0.02)		(0.03)

Net Asset Value End of Period	$8.43		$7.57		$9.90

Total ReturnD	11.36	%B,C	(23.38	)%C	(0.71	)%B
Net Assets End of Period (in thousands)	$3,015		$2,374		$2,039
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.74	%A	2.86%		4.88	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46	%A	0.13%		(0.26	)%A
Portfolio Turnover Rate	11%		43%		16%

Enterprise Deep Value Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 05/31/01 through 12/31/01

Net Asset Value Beginning of Period	$7.61		$9.95		$10.00

Net Investment Income (Loss)	0.06E		0.10	E	0.04E
Net Realized and Unrealized Gain (Loss) on Investments	0.85		(2.35)		(0.06)

Total from Investment Operations	0.91		(2.25)		(0.02)

Dividends from Net Investment Income	—		(0.08)		—
Distributions from Capital Gains	—		(0.01)		(0.03)

Total Distributions	—		(0.09)		(0.03)

Net Asset Value End of Period	$8.52		$7.61		$9.95

Total Return	11.96	%B	(22.61)%		(0.21	)%B
Net Assets End of Period (in thousands)	$273		$251		$166
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.75	%A	1.88%		3.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.48	%A	1.13%		0.71	%A
Portfolio Turnover Rate	11%		43%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Equity Fund (Class A)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$3.86		$5.50		$6.81		$7.26		$6.47		$5.96

Net Investment Income (Loss)	(0.03	)E	(0.06	)E	(0.07	)E	(0.07	)E	(0.01	)E	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.05		(1.58)		(1.21)		(0.26)		1.11		0.53

Total from Investment Operations	1.02		(1.64)		(1.28)		(0.33)		1.10		0.56

Dividends from Net Investment Income	—		—		—		—		—		(0.02)
Distributions from Capital Gains	—		—		(0.03)		(0.12)		(0.31)		(0.03)

Total Distributions	—		—		(0.03)		(0.12)		(0.31)		(0.05)

Redemption Fees	—		0.00F		—		—		—		—

Net Asset Value End of Period	$4.88		$3.86		$5.50		$6.81		$7.26		$6.47

Total ReturnC	26.42	%B	(29.82)%		(18.75)%		(4.82)%		17.15%		9.38%
Net Assets End of Period (in thousands)	$47,830		$34,148		$55,677		$54,319		$8,139		$6,741
Ratio of Expenses to Average Net Assets	1.60	%A	1.60%		1.60%		1.60%		1.60%		1.60%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.78	%A	1.78%		1.70%		1.79%		2.55%		2.73%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.21	)%A	(1.29)%		(1.21)%		(0.89)%		(0.11)%		0.59%
Portfolio Turnover Rate	18%		15%		19%		27%		176%		35%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Equity Fund (Class B)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$3.76		$5.38		$6.69		$7.17		$6.43		$5.94

Net Investment Income (Loss)	(0.04	)E	(0.08	)E	(0.10	)E	(0.11	)E	(0.04	)E	—
Net Realized and Unrealized Gain (Loss) on Investments	1.02		(1.54)		(1.18)		(0.25)		1.09		0.53

Total from Investment Operations	0.98		(1.62)		(1.28)		(0.36)		1.05		0.53

Dividends from Net Investment Income	—		—		—		—		—		(0.01)
Distributions from Capital Gains	—		—		(0.03)		(0.12)		(0.31)		(0.03)

Total Distributions	—		—		(0.03)		(0.12)		(0.31)		(0.04)

Net Asset Value End of Period	$4.74		$3.76		$5.38		$6.69		$7.17		$6.43

Total ReturnD	26.06	%B	(30.11)%		(19.09)%		(5.30)%		16.49%		8.82%
Net Assets End of Period (in thousands)	$41,595		$32,037		$52,441		$55,021		$11,431		$8,731
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%		2.15%		2.15%		2.15%		2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.33	%A	2.34%		2.25%		2.35%		3.10%		3.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.76	)%A	(1.84)%		(1.76)%		(1.44)%		(0.66)%		0.07%
Portfolio Turnover Rate	18%		15%		19%		27%		176%		35%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$3.76		$5.39		$6.69		$7.17		$6.44		$5.94

Net Investment Income (Loss)	(0.04	)E	(0.08	)E	(0.10	)E	(0.10	)E	(0.04	)E	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.02		(1.55)		(1.17)		(0.26)		1.08		0.53

Total from Investment Operations	0.98		(1.63)		(1.27)		(0.36)		1.04		0.54

Dividends from Net Investment Income	—		—		—		—		—		(0.01)
Distributions from Capital Gains	—		—		(0.03)		(0.12)		(0.31)		(0.03)

Total Distributions	—		—		(0.03)		(0.12)		(0.31)		(0.04)

Net Asset Value End of Period	$4.74		$3.76		$5.39		$6.69		$7.17		$6.44

Total ReturnD	26.06	%B,C	(30.24	)%C	(18.94)%		(5.30)%		16.30%		8.98%
Net Assets End of Period (in thousands)	$29,150		$21,557		$35,995		$32,620		$2,144		$1,504
Ratio of Expenses to Average Net Assets	2.15	%A	2.15%		2.15%		2.15%		2.15%		2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.33	%A	2.34%		2.25%		2.33%		3.09%		3.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.77	)%A	(1.84)%		(1.76)%		(1.46)%		(0.64)%		0.09%
Portfolio Turnover Rate	18%		15%		19%		27%		176%		35%

Enterprise Equity Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,								For the Period 10/14/98 through 12/31/98
			2002		2001		2000		1999

Net Asset Value Beginning of Period	$3.93		$5.57		$6.85		$7.26		$6.43		$5.86

Net Investment Income (Loss)	(0.02	)E	(0.04	)E	(0.04	)E	(0.03	)E	0.01	E	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.07		(1.60)		(1.21)		(0.26)		1.13		0.63

Total from Investment Operations	1.05		(1.64)		(1.25)		(0.29)		1.14		0.64

Dividends from Net Investment Income	—		—		—		—		—		(0.04)
Distributions from Capital Gains	—		—		(0.03)		(0.12)		(0.31)		(0.03)

Total Distributions	—		—		(0.03)		(0.12)		(0.31)		(0.07)

Net Asset Value End of Period	$4.98		$3.93		$5.57		$6.85		$7.26		$6.43

Total Return	26.72	%B	(29.44)%		(18.21)%		(4.26)%		17.89%		10.93	%B
Net Assets End of Period (in thousands)	$1,225		$918		$1,004		$376		$161		$57
Ratio of Expenses to Average Net Assets	1.15	%A	1.15%		1.15%		1.15%		1.15%		1.13	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.33	%A	1.35%		1.24%		1.37%		2.15%		2.26	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.77	)%A	(0.83)%		(0.77)%		(0.43)%		0.21%		1.04	%A
Portfolio Turnover Rate	18%		15%		19%		27%		176%		35	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Income Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$18.40		$22.12		$25.72		$27.48		$26.89		$26.42

Net Investment Income (Loss)	0.12	E	0.19	E	0.20	E	0.22	E	0.22	E	0.36
Net Realized and Unrealized Gain (Loss) on Investments	1.14		(3.55)		(3.24)		1.10		1.69		2.52

Total from Investment Operations	1.26		(3.36)		(3.04)		1.32		1.91		2.88

Dividends from Net Investment Income	(0.12)		(0.19)		(0.18)		(0.22)		(0.20)		(0.35)
Distributions from Capital Gains	—		(0.17)		(0.38)		(2.86)		(1.12)		(2.06)

Total Distributions	(0.12)		(0.36)		(0.56)		(3.08)		(1.32)		(2.41)

Net Asset Value End of Period	$19.54		$18.40		$22.12		$25.72		$27.48		$26.89

Total ReturnC	6.85	%B	(15.23)%		(11.83)%		5.44%		7.20%		11.13%
Net Assets End of Period (in thousands)	$60,335		$60,165		$79,215		$95,009		$111,395		$111,275
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.70	%A	1.67%		1.58%		1.52%		1.51%		1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.34	%A	0.91%		0.84%		0.83%		0.76%		1.32%
Portfolio Turnover Rate	35%		41%		48%		33%		32%		31%

Enterprise Equity Income Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$18.11		$21.77		$25.32		$27.10		$26.57		$26.17

Net Investment Income (Loss)	0.07	E	0.07	E	0.07	E	0.07	E	0.06	E	0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.11		(3.48)		(3.18)		1.09		1.65		2.49

Total from Investment Operations	1.18		(3.41)		(3.11)		1.16		1.71		2.69

Dividends from Net Investment Income	(0.07)		(0.08)		(0.06)		(0.08)		(0.06)		(0.23)
Distributions from Capital Gains	—		(0.17)		(0.38)		(2.86)		(1.12)		(2.06)

Total Distributions	(0.07)		(0.25)		(0.44)		(2.94)		(1.18)		(2.29)

Net Asset Value End of Period	$19.22		$18.11		$21.77		$25.32		$27.10		$26.57

Total ReturnD	6.55	%B	(15.67)%		(12.28)%		4.88%		6.55%		10.49%
Net Assets End of Period (in thousands)	$31,955		$30,879		$38,273		$40,221		$44,574		$33,807
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.25	%A	2.22%		2.13%		2.07%		2.07%		2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.79	%A	0.36%		0.29%		0.28%		0.20%		0.78%
Portfolio Turnover Rate	35%		41%		48%		33%		32%		31%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001	2000	1999	1998

Net Asset Value Beginning of Period	$18.23		$21.92		$25.49	$27.26	$26.70	$26.31

Net Investment Income (Loss)	0.08	E	0.07	E	0.07E	0.07E	0.06E	0.21
Net Realized and Unrealized Gain (Loss) on Investments	1.12		(3.51)		(3.20)	1.10	1.69	2.49

Total from Investment Operations	1.20		(3.44)		(3.13)	1.17	1.75	2.70

Dividends from Net Investment Income	(0.08)		(0.08)		(0.06)	(0.08)	(0.07)	(0.25)
Distributions from Capital Gains	—		(0.17)		(0.38)	(2.86)	(1.12)	(2.06)

Total Distributions	(0.08)		(0.25)		(0.44)	(2.94)	(1.19)	(2.31)

Net Asset Value End of Period	$19.35		$18.23		$21.92	$25.49	$27.26	$26.70

Total ReturnD	6.58	%B,C	(15.69	)%C	(12.28)%	4.89%	6.64%	10.47%
Net Assets End of Period (in thousands)	$7,687		$6,829		$8,093	$8,391	$9,338	$5,639
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%	2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.25	%A	2.22%		2.13%	2.07%	2.07%	2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.79	%A	0.36%		0.29%	0.28%	0.20%	0.81%
Portfolio Turnover Rate	35%		41%		48%	33%	32%	31%

Enterprise Equity Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,					For the Period 1/22/98 through 12/31/98
			2002		2001	2000	1999

Net Asset Value Beginning of Period	$18.38		$22.10		$25.70	$27.46	$26.87	$26.25

Net Investment Income (Loss)	0.16E		0.28	E	0.30E	0.33E	0.34E	0.47
Net Realized and Unrealized Gain (Loss) on Investments	1.15		(3.55)		(3.23)	1.11	1.70	2.69

Total from Investment Operations	1.31		(3.27)		(2.93)	1.44	2.04	3.16

Dividends from Net Investment Income	(0.16)		(0.28)		(0.29)	(0.34)	(0.33)	(0.48)
Distributions from Capital Gains	—		(0.17)		(0.38)	(2.86)	(1.12)	(2.06)

Total Distributions	(0.16)		(0.45)		(0.67)	(3.20)	(1.45)	(2.54)

Net Asset Value End of Period	$19.53		$18.38		$22.10	$25.70	$27.46	$26.87

Total Return	7.12	%B	(14.85)%		(11.44)%	5.94%	7.69%	12.26	%B
Net Assets End of Period (in thousands)	$226		$273		$321	$125	$153	$112
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%		1.05%	1.05%	1.05%	1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.25	%A	1.22%		1.15%	1.07%	1.07%	1.13	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.81	%A	1.36%		1.28%	1.28%	1.20%	1.79	%A
Portfolio Turnover Rate	35%		41%		48%	33%	32%	31	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Growth Fund (Class A)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$13.64		$17.78		$20.52		$24.55		$21.07		$16.91

Net Investment Income (Loss)	(0.01	)E	(0.05	)E	(0.06	)E	(0.09	)E	(0.12	)E	(0.11	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.08		(4.09)		(2.68)		(1.88)		4.73		5.31

Total from Investment Operations	1.07		(4.14)		(2.74)		(1.97)		4.61		5.20

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		—		(2.06)		(1.13)		(1.04)

Total Distributions	—		—		—		(2.06)		(1.13)		(1.04)

Redemption Fees	0.00	F	0.00F		—		—		—		—

Net Asset Value End of Period	$14.71		$13.64		$17.78		$20.52		$24.55		$21.07

Total ReturnC	7.84	%B	(23.28)%		(13.35)%		(7.94)%		22.08%		30.94%
Net Assets End of Period (in thousands)	$820,682		$689,196		$820,971		$1,029,590		$1,268,022		$827,567
Ratio of Expenses to Average Net Assets	1.57	%A	1.58%		1.49%		1.41%		1.40%		1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17	)%A	(0.30)%		(0.36)%		(0.41)%		(0.51)%		(0.58)%
Portfolio Turnover Rate	13%		43%		52%		65%		38%		28%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Growth Fund (Class B)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$13.00		$17.04		$19.76		$23.84		$20.62		$16.66

Net Investment Income (Loss)	(0.05	)E	(0.13	)E	(0.16	)E	(0.21	)E	(0.24	)E	(0.21	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.02		(3.91)		(2.56)		(1.81)		4.59		5.21

Total from Investment Operations	0.97		(4.04)		(2.72)		(2.02)		4.35		5.00

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		—		(2.06)		(1.13)		(1.04)

Total Distributions	—		—		—		(2.06)		(1.13)		(1.04)

Redemption Fees	0.00	F	—		—		—		—		—

Net Asset Value End of Period	$13.97		$13.00		$17.04		$19.76		$23.84		$20.62

Total ReturnD	7.46	%B	(23.71)%		(13.77)%		(8.40)%		21.30%		30.20%
Net Assets End of Period (in thousands)	$447,189		$426,757		$605,432		$736,423		$811,706		$446,473
Ratio of Expenses to Average Net Assets	2.12	%A	2.12%		2.04%		1.96%		1.95%		2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.71	)%A	(0.85)%		(0.91)%		(0.95)%		(1.06)%		(1.13)%
Portfolio Turnover Rate	13%		43%		52%		65%		38%		28%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Growth Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$13.18		$17.27		$20.04		$24.14		$20.87		$16.85

Net Investment Income (Loss)	(0.05	)E	(0.13	)E	(0.16	)E	(0.21	)E	(0.24	)E	(0.21	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.04		(3.96)		(2.61)		(1.83)		4.64		5.27

Total from Investment Operations	0.99		(4.09)		(2.77)		(2.04)		4.40		5.06

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		—		(2.06)		(1.13)		(1.04)

Total Distributions	—		—		—		(2.06)		(1.13)		(1.04)

Redemption Fee	0.00	F	—		—		—		—

Net Asset Value End of Period	$14.17		$13.18		$17.27		$20.04		$24.14		$20.87

Total ReturnD	7.51	%B,C	(23.68	)%C	(13.82)%		(8.38)%		21.28%		30.22%
Net Assets End of Period (in thousands)	$197,966		$174,419		$214,230		$253,834		$294,683		$133,194
Ratio of Expenses to Average Net Assets	2.12	%A	2.13%		2.04%		1.96%		1.95%		2.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.72	)%A	(0.85)%		(0.91)%		(0.96)%		(1.07)%		(1.13)%
Portfolio Turnover Rate	13%		43%		52%		65%		38%		28%

Enterprise Growth Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$14.15		$18.37		$21.10		$25.06		$21.41		$17.02

Net Investment Income (Loss)	0.02	E	0.02	E	0.02	E	0.01	E	(0.02	)E	(0.02	)E
Net Realized and Unrealized Gain (Loss) on Investments	1.12		(4.24)		(2.75)		(1.91)		4.80		5.45

Total from Investment Operations	1.14		(4.22)		(2.73)		(1.90)		4.78		5.43

Dividends from Net Investment Income	—		—		—		—		—		—
Distributions from Capital Gains	—		—		—		(2.06)		(1.13)		(1.04)

Total Distributions	—		—		—		(2.06)		(1.13)		(1.04)

Redemption Fee	0.00	F	—		—		—		—

Net Asset Value End of Period	$15.29		$14.15		$18.37		$21.10		$25.06		$21.41

Total Return	8.06	%B	(22.97)%		(12.94)%		(7.49)%		22.52%		32.09%
Net Assets End of Period (in thousands)	$50,650		$41,255		$52,671		$66,749		$86,826		$60,640
Ratio of Expenses to Average Net Assets	1.12	%A	1.13%		1.04%		0.96%		0.95%		1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28	%A	0.15%		0.09%		0.03%		(0.07)%		(0.13)%
Portfolio Turnover Rate	13%		43%		52%		65%		38%		28%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Growth and Income Fund (Class A)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$24.11		$32.88		$38.55		$38.57		$29.01		$25.19

Net Investment Income (Loss)	0.04	E	0.03	E	0.07	E	0.06	E	0.00	E,F	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.38		(8.80)		(5.59)		(0.08)		9.57		4.00

Total from Investment Operations	2.42		(8.77)		(5.52)		(0.02)		9.57		4.14

Dividends from Net Investment Income	—		—		—		—		—		(0.09)
Distributions from Capital Gains	—		—		(0.15)		—		(0.01)		(0.23)

Total Distributions	—		—		(0.15)		—		(0.01)		(0.32)

Net Asset Value End of Period	$26.53		$24.11		$32.88		$38.55		$38.57		$29.01

Total ReturnC	10.04	%B	(26.67)%		(14.32)%		(0.05)%		32.97%		16.50%
Net Assets End of Period (in thousands)	$52,855		$50,361		$84,159		$94,885		$65,759		$16,664
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.70	%A	1.71%		1.59%		1.54%		1.64%		1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36	%A	0.11%		0.21%		0.15%		0.00%		0.41%
Portfolio Turnover Rate	103%		17%		3%		10%		3%		5%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Growth and Income Fund (Class B)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$23.49		$32.22		$37.99		$38.20		$28.90		$25.15

Net Investment Income (Loss)	(0.02	)E	(0.12	)E	(0.12	)E	(0.16	)E	(0.18	)E	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.32		(8.61)		(5.50)		(0.05)		9.49		3.95

Total from Investment Operations	2.30		(8.73)		(5.62)		(0.21)		9.31		4.00

Dividends from Net Investment Income	—		—		—		—		—		(0.02)
Distributions from Capital Gains	—		—		(0.15)		—		(0.01)		(0.23)

Total Distributions	—		—		(0.15)		—		(0.01)		(0.25)

Net Asset Value End of Period	$25.79		$23.49		$32.22		$37.99		$38.20		$28.90

Total ReturnD	9.79	%B	(27.09)%		(14.80)%		(0.55)%		32.20%		15.95%
Net Assets End of Period (in thousands)	$75,168		$73,049		$118,866		$124,127		$74,597		$21,891
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.25	%A	2.26%		2.14%		2.09%		2.19%		2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19	)%B	(0.43)%		(0.35)%		(0.40)%		(0.56)%		(0.17)%
Portfolio Turnover Rate	103%		17%		3%		10%		3%		5%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Growth and Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$23.52		$32.25		$38.03		$38.24		$28.91		$25.15

Net Investment Income (Loss)	(0.02	)E	(0.12	)E	(0.12	)E	(0.16	)E	(0.19	)E	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.31		(8.61)		(5.51)		(0.05)		9.53		3.94

Total from Investment Operations	2.29		(8.73)		(5.63)		(0.21)		9.34		4.00

Dividends from Net Investment Income	—		—		—		—		—		(0.01)
Distributions from Capital Gains	—		—		(0.15)		—		(0.01)		(0.23)

Total Distributions	—		—		(0.15)		—		(0.01)		(0.24)

Net Asset Value End of Period	$25.81		$23.52		$32.25		$38.03		$38.24		$28.91

Total ReturnD	9.74	%B,C	(27.07	)%C	(14.81)%		(0.55)%		32.29%		15.95%
Net Assets End of Period (in thousands)	$13,667		$13,380		$22,263		$22,239		$13,710		$4,654
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.25	% A	2.26%		2.14%		2.09%		2.20%		2.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19	)%A	(0.43)%		(0.35)%		(0.40)%		(0.58)%		(0.16)%
Portfolio Turnover Rate	103%		17%		3%		10%		3%		5%

			Year Ended December 31,
Enterprise Growth and Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$24.67		$33.50		$39.08		$38.91		$29.13		$25.24

Net Investment Income (Loss)	0.10	E	0.16	E	0.23	E	0.23	E	0.14	E	0.29
Net Realized and Unrealized Gain (Loss) on Investments	2.45		(8.99)		(5.66)		(0.06)		9.65		4.00

Total from Investment Operations	2.55		(8.83)		(5.43)		0.17		9.79		4.29

Dividends from Net Investment Income	—		—		—		—		—		(0.17)
Distributions from Capital Gains	—		—		(0.15)		—		(0.01)		(0.23)

Total Distributions	—		—		(0.15)		—		(0.01)		(0.40)

Net Asset Value End of Period	$27.22		$24.67		$33.50		$39.08		$38.91		$29.13

Total Return	10.34	%B	(26.36)%		(13.90)%		0.44%		33.59%		17.08%
Net Assets End of Period (in thousands)	$12,719		$10,011		$13,217		$16,892		$17,116		$18,310
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%		1.05%		1.05%		1.05%		1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.23	%A	1.26%		1.14%		1.09%		1.18%		1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80	%A	0.56%		0.66%		0.58%		0.41%		0.89%
Portfolio Turnover Rate	103%		17%		3%		10%		3%		5%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise International Growth Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$10.30		$12.82		$18.35		$23.81		$18.89		$16.71

Net Investment Income (Loss)	0.06	E	0.04	E	(0.07	)E	(0.16	)E	(0.11	)E	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.48		(2.58)		(5.49)		(4.53)		7.37		2.32

Total from Investment Operations	0.54		(2.54)		(5.56)		(4.69)		7.26		2.38

Dividends from Net Investment Income	—		—		—		—		(0.16)		(0.05)
Distributions from Capital Gains	—		—		—		(0.77)		(2.18)		(0.15)

Total Distributions	—		—		—		(0.77)		(2.34)		(0.20)

Redemption Fees	0.01		0.02		0.03		—		—		—

Net Asset Value End of Period	$10.85		$10.30		$12.82		$18.35		$23.81		$18.89

Total ReturnC	5.34	%B	(19.66)%		(30.14)%		(19.75)%		39.76%		14.28%
Net Assets End of Period (in thousands)	$22,923		$23,226		$34,589		$49,770		$55,426		$41,458
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.96%		1.85%		1.94%		2.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.09	%A	2.10%		1.96%		1.85%		1.94%		2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.26	%A	0.35%		(0.50)%		(0.76)%		(0.53)%		0.30%
Portfolio Turnover Rate	28%		182%		99%		66%		131%		52%

			Year Ended December 31,
Enterprise International Growth Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$9.89		$12.40		$17.89		$23.40		$18.62		$16.53

Net Investment Income (Loss)	0.03	E	(0.02	)E	(0.16	)E	(0.27	)E	(0.21	)E	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.46		(2.49)		(5.33)		(4.47)		7.23		2.28

Total from Investment Operations	0.49		(2.51)		(5.49)		(4.74)		7.02		2.24

Dividends from Net Investment Income	—		—		—		—		(0.06)		—
Distributions from Capital Gains	—		—		—		(0.77)		(2.18)		(0.15)

Total Distributions	—		—		—		(0.77)		(2.24)		(0.15)

Redemption Fees	0.01		—		—		—		—		—

Net Asset Value End of Period	$10.39		$9.89		$12.40		$17.89		$23.40		$18.62

Total ReturnD	5.06	%B	(20.24)%		(30.69	)%B	(20.32)%		39.02%		13.57%
Net Assets End of Period (in thousands)	$17,245		$16,905		$21,738		$26,569		$23,475		$16,008
Ratio of Expenses to Average Net Assets	2.40	%A	2.40%		2.53%		2.40%		2.48%		2.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.64	%A	2.65%		2.53%		2.40%		2.48%		2.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.70	%A	(0.21)%		(1.13)%		(1.32)%		(1.10)%		(0.28)%
Portfolio Turnover Rate	28%		182%		99%		66%		131%		52%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise International Growth Fund (Class C)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$9.97		$12.50		$18.04		$23.59		$18.77		$16.66

Net Investment Income (Loss)	0.03	E	(0.02	)E	(0.15	)E	(0.27	)E	(0.22	)E	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.47		(2.52)		(5.39)		(4.51)		7.29		2.31

Total from Investment Operations	0.50		(2.54)		(5.54)		(4.78)		7.07		2.27

Dividends from Net Investment Income	—		—		—		—		(0.07)		(0.01)
Distributions from Capital Gains	—		—		—		(0.77)		(2.18)		(0.15)

Total Distributions	—		—		—		(0.77)		(2.25)		(0.16)

Redemption Fees	0.01		0.01		—		—		—		—

Net Asset Value End of Period	$10.48		$9.97		$12.50		$18.04		$23.59		$18.77

Total ReturnD	5.12	%B,C	(20.24	)%C	(30.71)%		(20.33)%		38.95%		13.64%
Net Assets End of Period (in thousands)	$7,698		$6,375		$8,512		$7,750		$5,771		$3,498
Ratio of Expenses to Average Net Assets	2.40	%A	2.40%		2.52%		2.40%		2.48%		2.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.64	%A	2.65%		2.52%		2.40%		2.48%		2.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.71	%A	(0.19)%		(1.12)%		(1.32)%		(1.12)%		(0.35)%
Portfolio Turnover Rate	28%		182%		99%		66%		131%		52%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise International Growth Fund (Class Y)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$10.39		$12.90		$18.41		$23.82		$18.88		$16.71

Net Investment Income (Loss)	0.09	E	0.09	E	(0.02	)E	(0.06	)E	(0.03	)E	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.48		(2.61)		(5.49)		(4.58)		7.40		2.32

Total from Investment Operations	0.57		(2.52)		(5.51)		(4.64)		7.37		2.46

Dividends from Net Investment Income	—		—		—		—		(0.25)		(0.14)
Distributions from Capital Gains	—		—		—		(0.77)		(2.18)		(0.15)

Total Distributions	—		—		—		(0.77)		(2.43)		(0.29)

Redemption Fees	0.01		0.01		—		—		—		—

Net Asset Value End of Period	$10.97		$10.39		$12.90		$18.41		$23.82		$18.88

Total Return	5.58	%B	(19.46)%		(29.93)%		(19.53)%		40.39%		14.73%
Net Assets End of Period (in thousands)	$10,954		$10,616		$13,797		$20,515		$20,738		$13,379
Ratio of Expenses to Average Net Assets	1.40	%A	1.40%		1.53%		1.39%		1.48%		1.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.63	%A	1.65%		1.53%		1.39%		1.48%		1.66%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.72	%A	0.80%		(0.12)%		0.30%		(0.14)%		0.75%
Portfolio Turnover Rate	28%		182%		99%		66%		131%		52%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Financial Services Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,								For the Period 10/1/98 through 12/31/98
			2002		2001		2000		1999
Net Asset Value Beginning of Period	$5.11		$5.82		$6.62		$5.58		$6.05		$5.00

Net Investment Income (Loss)	0.07	E	0.09	E	0.04	E	0.05	E	0.06	E	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.80		(0.63)		(0.60)		1.17		(0.37)		1.04

Total from Investment Operations	0.87		(0.54)		(0.56)		1.22		(0.31)		1.05

Dividends from Net Investment Income	—		(0.08)		(0.05)		(0.05)		(0.04)		—
Distributions from Capital Gains	—		(0.09)		(0.19)		(0.13)		(0.12)		—

Total Distributions	—		(0.17)		(0.24)		(0.18)		(0.16)		—

Net Asset Value End of Period	$5.98		$5.11		$5.82		$6.62		$5.58		$6.05

Total ReturnC	17.03	%B	(9.21)%		(8.37)%		21.90%		(5.01)%		21.00	%B
Net Assets End of Period (in thousands)	$9,601		$8,760		$13,715		$15,674		$5,179		$1,426
Ratio of Expenses to Average Net Assets	1.75	%A	1.75%		1.75%		1.75%		1.75%		1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.11	%A	1.99%		1.92%		2.03%		2.92%		6.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.64	%A	1.55%		0.67%		0.90%		1.00%		0.16	%A
Portfolio Turnover Rate	40%		9%		56%		26%		16%		2%

Enterprise Global Financial Services Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,								For the Period 10/1/98 through 12/31/98
			2002		2001		2000		1999
Net Asset Value Beginning of Period	$5.08		$5.78		$6.57		$5.55		$6.03		$5.00

Net Investment Income (Loss)	0.06	E	0.05	E	0.01	E	0.02	E	0.03	E	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.79		(0.61)		(0.59)		1.15		(0.37)		1.02

Total from Investment Operations	0.85		(0.56)		(0.58)		1.17		(0.34)		1.03

Dividends from Net Investment Income	—		(0.05)		(0.02)		(0.02)		(0.02)		—
Distributions from Capital Gains	—		(0.09)		(0.19)		(0.13)		(0.12)		—

Total Distributions	—		(0.14)		(0.21)		(0.15)		(0.14)		—

Net Asset Value End of Period	$5.93		$5.08		$5.78		$6.57		$5.55		$6.03

Total ReturnD	16.73	%B	(9.58)%		(8.84)%		21.18%		(5.50)%		20.60	%B
Net Assets End of Period (in thousands)	$8,664		$7,725		$9,429		$10,252		$4,661		$1,023
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.66	%A	2.55%		2.47%		2.61%		3.49%		7.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.10	%A	0.96%		0.14%		0.31%		0.44%		(0.49	)%A
Portfolio Turnover Rate	40%		9%		56%		26%		16%		2%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Global Financial Services Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		2002		2001		2000		1999		For the Period 10/1/98 through 12/31/98

Net Asset Value Beginning of Period	$5.07		$5.78		$6.57		$5.56		$6.03		$5.00

Net Investment Income (Loss)	0.06	E	0.06	E	0.01	E	0.02	E	0.02	E	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.80		(0.63)		(0.59)		1.15		(0.34)		1.02

Total from Investment Operations	0.86		(0.57)		(0.58)		1.17		(0.32)		1.03

Dividends from Net Investment Income	—		(0.05)		(0.02)		(0.03)		(0.03)		—
Distributions from Capital Gains	—		(0.09)		(0.19)		(0.13)		(0.12)		—

Total Distributions	—		(0.14)		(0.21)		(0.16)		(0.15)		—

Net Asset Value End of Period	$5.93		$5.07		$5.78		$6.57		$5.56		$6.03

Total ReturnD	16.96	%B,C	(9.80	)%C	(8.73)%		21.07%		(5.31)%		20.60	%B
Net Assets End of Period (in thousands)	$1,941		$1,553		$2,056		$1,903		$718		$218
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.66	%A	2.54%		2.47%		2.59%		3.50%		6.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.12	%A	0.98%		0.10%		0.27%		0.39%		(0.33	)%A
Portfolio Turnover Rate	40%		9%		56%		26%		16%		2%

			Year Ended December 31,
Enterprise Global Financial Services Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		2002		2001		2000		1999		For the Period 10/1/98 through 12/31/98

Net Asset Value Beginning of Period	$5.12		$5.84		$6.64		$5.59		$6.05		$5.00

Net Investment Income (Loss)	0.08	E	0.11	E	0.07	E	0.08	E	0.10	E	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.81		(0.63)		(0.60)		1.17		(0.38)		1.04

Total from Investment Operations	0.89		(0.52)		(0.53)		1.25		(0.28)		1.05

Dividends from Net Investment Income	—		(0.11)		(0.08)		(0.07)		(0.06)		—
Distributions from Capital Gains	—		(0.09)		(0.19)		(0.13)		(0.12)		—

Total Distributions	—		(0.20)		(0.27)		(0.20)		(0.18)		—

Net Asset Value End of Period	$6.01		$5.12		$5.84		$6.64		$5.59		$6.05

Total Return	17.38	%B	(8.80)%		(7.89)%		22.39%		(4.51)%		21.00	%B
Net Assets End of Period (in thousands)	$6,746		$5,754		$6,258		$6,770		$5,477		$5,697
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30%		1.30%		1.30%		1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.66	%A	1.55%		1.47%		1.65%		2.57%		5.09	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	3.14	%A	1.96%		1.12%		1.36%		1.63%		0.61	%A
Portfolio Turnover Rate	40%		9%		56%		26%		16%		2%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,				For the Period 9/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class A)			2002		2001

Net Asset Value Beginning of Period	$7.09		$8.69		$9.75		$10.00

Net Investment Income (Loss)	0.03	E	0.00	E,F	0.01	E	0.08	E
Net Realized and Unrealized Gain (Loss) on Investments	0.59		(1.63)		(1.05)		(0.33)

Total from Investment Operations	0.62		(1.63)		(1.04)		(0.25)

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.02)		—

Total Distributions	—		—		(0.02)		—

Redemption Fees	0.03		0.03		—		—

Net Asset Value End of Period	$7.74		$7.09		$8.69		$9.75

Total ReturnC	9.17	%B	(18.41)%		(10.70)%		(2.50	)%B
Net Assets End of Period (in thousands)	$2,714		$2,314		$2,053		$1,103
Ratio of Expenses to Average Net Assets	1.75	%A	1.75%		1.75%		1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.65	%A	3.55%		4.05%		13.03	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.69	%A	0.01%		0.10%		0.88	%A
Portfolio Turnover Rate	19%		32%		44%		16%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,				For the Period 9/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class B)			2002		2001

Net Asset Value Beginning of Period	$7.00		$8.62		$9.74		$10.00

Net Investment Income (Loss)	0.01	E	(0.04	)E	(0.04	)E	0.03	E
Net Realized and Unrealized Gain (Loss) on Investments	0.59		(1.60)		(1.06)		(0.29)

Total from Investment Operations	0.60		(1.64)		(1.10)		(0.26)

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.02)		—

Total Distributions	—		—		(0.02)		—

Redemption Fees	0.02		0.02		—		—

Net Asset Value End of Period	$7.62		$7.00		$8.62		$9.74

Total ReturnD	8.86	%B	(18.79)%		(11.33)%		(2.60	)%B
Net Assets End of Period (in thousands)	$1,317		$1,057		$1,036		$588
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	4.20	%A	4.08%		4.61%		13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17	%A	(0.53)%		(0.43)%		0.33	%A
Portfolio Turnover Rate	19%		32%		44%		16%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,				For the Period 9/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class C)			2002		2001

Net Asset Value Beginning of Period	$6.99		$8.62		$9.74		$10.00

Net Investment Income (Loss)	0.01	E	(0.04	)E	(0.04	)E	0.04	E
Net Realized and Unrealized Gain (Loss) on Investments	0.59		(1.61)		(1.06)		(0.30)

Total from Investment Operations	0.60		(1.65)		(1.10)		(0.26)

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.02)		—

Total Distributions	—		—		(0.02)		—

Redemption Fees	0.02		0.02		—		—

Net Asset Value End of Period	$7.61		$6.99		$8.62		$9.74

Total ReturnD	8.87	%B,C	(18.91	)%C	(11.33)%		(2.60	)%B
Net Assets End of Period (in thousands)	$820		$632		$475		$361
Ratio of Expenses to Average Net Assets	2.30	%A	2.30%		2.30%		2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	4.18	%A	4.14%		4.63%		13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18	%A	(0.57)%		(0.43)%		0.45	%A
Portfolio Turnover Rate	19%		32%		44%		16%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,				For the Period 9/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class Y)			2002		2001

Net Asset Value Beginning of Period	$7.17		$8.74		$9.76		$10.00

Net Investment Income (Loss)	0.04	E	0.03	E	0.05	E	0.12	E
Net Realized and Unrealized Gain (Loss) on Investments	0.61		(1.62)		(1.05)		(0.36)

Total from Investment Operations	0.65		(1.59)		(1.00)		(0.24)

Dividends from Net Investment Income	—		—		—		—
Distributions from Capital Gains	—		—		(0.02)		—

Total Distributions	—		—		(0.02)		—

Redemption Fees	0.02		0.02		—		—

Net Asset Value End of Period	$7.84		$7.17		$8.74		$9.76

Total Return	9.34	%B	(17.96)%		(10.28)%		(2.40	)%B
Net Assets End of Period (in thousands)	$176		$126		$120		$98
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%		1.30%		1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.18	%A	3.12%		3.63%		12.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.14	%A	0.44%		0.57%		1.59	%A
Portfolio Turnover Rate	19%		32%		44%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Mergers and Acquisitions Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 02/28/01 through 12/31/2001

Net Asset Value Beginning of Period	$9.70		$10.10		$10.00

Net Investment Income (Loss)	(0.03	)E	(0.02	)E	0.01	E
Net Realized and Unrealized Gain (Loss) on Investments	0.67		(0.31)		0.21

Total from Investment Operations	0.64		(0.33)		0.22

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.07)		(0.12)

Total Distributions	—		(0.07)		(0.12)

Net Asset Value End of Period	$10.34		$9.70		$10.10

Total ReturnC	6.60	%B	(3.28)%		2.22	%B
Net Assets End of Period (in thousands)	$39,055		$31,022		$23,876
Ratio of Expenses to Average Net Assets	1.82	%A	1.83%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.82	%A	1.83%		2.11	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.54	)%A	(0.16)%		0.16	%A
Portfolio Turnover Rate	124%		184%		238%

Enterprise Mergers and Acquisitions Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 02/28/01 through 12/31/2001

Net Asset Value Beginning of Period	$9.59		$10.05		$10.00

Net Investment Income (Loss)	(0.05	)E	(0.07	)E	(0.03	)E
Net Realized and Unrealized Gain (Loss) on Investments	0.66		(0.32)		0.20

Total from Investment Operations	0.61		(0.39)		0.17

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.07)		(0.12)

Total Distributions	—		(0.07)		(0.12)

Net Asset Value End of Period	$10.20		$9.59		$10.05

Total ReturnD	6.36	%B	(3.89)%		1.72	%B
Net Assets End of Period (in thousands)	$26,183		$23,554		$21,195
Ratio of Expenses to Average Net Assets	2.37	%A	2.38%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.37	%A	2.38%		2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.09	)%A	(0.71)%		(0.37	)%A
Portfolio Turnover Rate	124%		184%		238%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Mergers and Acquisitions Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$9.60		$10.05		$10.00

Net Investment Income (Loss)	(0.05	)E	(0.07	)E	(0.03	)E
Net Realized and Unrealized Gain (Loss) on Investments	0.65		(0.31)		0.20

Total from Investment Operations	0.60		(0.38)		0.17

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.07)		(0.12)

Total Distributions	—		(0.07)		(0.12)

Net Asset Value End of Period	$10.20		$9.60		$10.05

Total ReturnD	6.25	%B,C	(3.79	)%C	1.72	%B
Net Assets End of Period (in thousands)	$21,697		$18,229		$11,543
Ratio of Expenses to Average Net Assets	2.37	%A	2.39%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.37	%A	2.39%		2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.08	)%A	(0.72)%		(0.37	)%A
Portfolio Turnover Rate	124%		184%		238%

Enterprise Mergers and Acquisitions Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 02/28/01 through 12/31/2001
Net Asset Value Beginning of Period	$9.77		$10.13		$10.00

Net Investment Income (Loss)	0.00	E,F	0.03	E	0.06	E
Net Realized and Unrealized Gain (Loss) on Investments	0.67		(0.32)		0.19

Total from Investment Operations	0.67		(0.29)		0.25

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		(0.07)		(0.12)

Total Distributions	—		(0.07)		(0.12)

Net Asset Value End of Period	$10.44		$9.77		$10.13

Total Return	6.86	%B	(2.87)%		2.52	%B
Net Assets End of Period (in thousands)	$1,471		$1,014		$724
Ratio of Expenses to Average Net Assets	1.37	%A	1.38%		1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.37	%A	1.38%		1.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06	)%A	0.30%		0.68	%A
Portfolio Turnover Rate	124%		184%		238%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Technology Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,						For the Period 7/1/99 through 12/31/99
			2002		2001		2000
Net Asset Value Beginning of Period	$5.28		$10.22		$15.47		$31.72		$10.00

Net Investment Income (Loss)	(0.05	)E	(0.12	)E	(0.17	)E	(0.47	)E	(0.12	)E
Net Realized and Unrealized Gain (Loss) on Investments	2.24		(4.82)		(5.08)		(15.68)		22.19

Total from Investment Operations	2.19		(4.94)		(5.25)		(16.15)		22.07

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		—		(0.10)		(0.35)

Total Distributions	—		—		—		(0.10)		(0.35)

Redemption Fees	—		0.00F		0.00	F	—		—

Net Asset Value End of Period	$7.47		$5.28		$10.22		$15.47		$31.72

Total ReturnC	41.48	%B	(48.34)%		(33.94)%		(51.10)%		220.79	%B
Net Assets End of Period (in thousands)	$25,608		$18,684		$49,028		$90,800		$119,283
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%		1.90%		1.86%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.67	%A	2.56%		2.11%		1.86%		2.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.64	)%A	(1.68)%		(1.36)%		(1.64)%		(1.28	)%A
Portfolio Turnover Rate	159%		322%		331%		256%		31%

Enterprise Technology Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,						For the Period 7/1/99 through 12/31/99
			2002		2001		2000
Net Asset Value Beginning of Period	$5.19		$10.10		$15.36		$31.65		$10.00

Net Investment Income (Loss)	(0.07	)E	(0.15	)E	(0.23	)E	(0.62	)E	(0.18	)E
Net Realized and Unrealized Gain (Loss) on Investments	2.20		(4.76)		(5.03)		(15.57)		22.18

Total from Investment Operations	2.13		(4.91)		(5.26)		(16.19)		22.00

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		—		(0.10)		(0.35)

Total Distributions	—		—		—		(0.10)		(0.35)

Net Asset Value End of Period	$7.32		$5.19		$10.10		$15.36		$31.65

Total ReturnD	41.04	%B	(48.61)%		(34.24)%		(51.34)%		220.09	%B
Net Assets End of Period (in thousands)	$35,343		$26,016		$57,356		$98,049		$107,176
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.45%		2.41%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.22	%A	3.12%		2.66%		2.41%		2.56	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.19	)%A	(2.23)%		(1.91)%		(2.20)%		(1.85	)%A
Portfolio Turnover Rate	159%		322%		331%		256%		31%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,						For the Period 7/1/99 through 12/31/99
Enterprise Technology Fund (Class C)			2002		2001		2000

Net Asset Value Beginning of Period	$5.19		$10.09		$15.35		$31.65		$10.00

Net Investment Income (Loss)	(0.07	)E	(0.15	)E	(0.23	)E	(0.63	)E	(0.17	)E
Net Realized and Unrealized Gain (Loss) on Investments	2.19		(4.75)		(5.03)		(15.57)		22.17

Total from Investment Operations	2.12		(4.90)		(5.26)		(16.20)		22.00

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		—		(0.10)		(0.35)

Total Distributions	—		—		—		(0.10)		(0.35)

Net Asset Value End of Period	$7.31		$5.19		$10.09		$15.35		$31.65

Total ReturnD	40.85	%B,C	(48.56	)%C	(34.27)%		(51.37)%		220.09	%B
Net Assets End of Period (in thousands)	$8,777		$6,211		$15,021		$31,162		$35,448
Ratio of Expenses to Average Net Assets	2.45	%A	2.45%		2.45%		2.41%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.22	%A	3.11%		2.66%		2.41%		2.57	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.20	)%A	(2.23)%		(1.90)%		(2.20)%		(1.84	)%A
Portfolio Turnover Rate	159%		322%		331%		256%		31%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,						For the Period 7/1/99 through 12/31/99
Enterprise Technology Fund (Class Y)			2002		2001		2000

Net Asset Value Beginning of Period	$5.38		$10.35		$15.60		$31.82		$10.00

Net Investment Income (Loss)	(0.04	)E	(0.08	)E	(0.11	)E	(0.34	)E	(0.06	)E
Net Realized and Unrealized Gain (Loss) on Investments	2.28		(4.89)		(5.14)		(15.78)		22.23

Total from Investment Operations	2.24		(4.97)		(5.25)		(16.12)		22.17

Dividends from Net Investment Income	—		—		—		—		—
Distributions from Capital Gains	—		—		—		(0.10)		(0.35)

Total Distributions	—		—		—		(0.10)		(0.35)

Net Asset Value End of Period	$7.62		$5.38		$10.35		$15.60		$31.82

Total Return	41.64	%B	(48.02)%		(33.65)%		(50.84)%		221.79	%B
Net Assets End of Period (in thousands)	$556		$341		$430		$605		$1,381
Ratio of Expenses to Average Net Assets	1.45	%A	1.45%		1.45%		1.39%		1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.20	%A	2.12%		1.66%		1.39%		1.79	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.20	)%A	(1.20)%		(0.93)%		(1.16)%		(0.68	)%A
Portfolio Turnover Rate	159%		322%		331%		256%		31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

			Year Ended December 31,
Enterprise Managed Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.54		$7.08		$8.03		$9.06		$9.26		$9.25

Net Investment Income (Loss)	0.02	E	0.01	E	(0.01	)E	0.06	E	0.06	E	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.46		(1.55)		(0.94)		(0.03)		0.61		0.58

Total from Investment Operations	0.48		(1.54)		(0.95)		0.03		0.67		0.64

Dividends from Net Investment Income	—		—		—		(0.07)		(0.06)		(0.05)
Distributions from Capital Gains	—		—		—		(0.99)		(0.81)		(0.58)

Total Distributions	—		—		—		(1.06)		(0.87)		(0.63)

Net Asset Value End of Period	$6.02		$5.54		$7.08		$8.03		$9.06		$9.26

Total ReturnC	8.66	%B	(21.75)%		(11.83)%		0.46%		7.40%		7.05%
Net Assets End of Period (in thousands)	$51,818		$47,471		$82,109		$104,057		$144,519		$175,084
Ratio of Expenses to Average Net Assets	1.45	%A	1.49%		1.50%		1.51%		1.48%		1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.84	%A	1.73%		1.58%		1.52%		1.48%		1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81	%A	0.24%		(0.08)%		0.77%		0.60%		0.57%
Portfolio Turnover Rate	43%		88%		130%		22%		95%		43%

			Year Ended December 31,
Enterprise Managed Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.42		$6.96		$7.93		$8.96		$9.17		$9.19

Net Investment Income (Loss)	0.01	E	(0.02	)E	(0.05	)E	0.02	E	0.00	E,F	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	0.44		(1.52)		(0.92)		(0.04)		0.61		0.57

Total from Investment Operations	0.45		(1.54)		(0.97)		(0.02)		0.61		0.57

Dividends from Net Investment Income	—		—		—		(0.02)		(0.01)		(0.01)
Distributions from Capital Gains	—		—		—		(0.99)		(0.81)		(0.58)

Total Distributions	—		—		—		(1.01)		(0.82)		(0.59)

Net Asset Value End of Period	$5.87		$5.42		$6.96		$7.93		$8.96		$9.17

Total ReturnD	8.30	%B	(22.13)%		(12.23)%		(0.12)%		6.75%		6.31%
Net Assets End of Period (in thousands)	$65,208		$61,098		$93,248		$111,848		$149,098		$161,552
Ratio of Expenses to Average Net Assets	2.00	%A	2.03%		2.05%		2.06%		2.03%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.39	%A	2.28%		2.13%		2.07%		2.03%		2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27	%A	(0.30)%		(0.63)%		0.23%		0.04%		0.02%
Portfolio Turnover Rate	43%		88%		130%		22%		95%		43%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Managed Fund (Class C)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.41		$6.96		$7.93		$8.96		$9.09		$9.21

Net Investment Income (Loss)	0.01	E	(0.02	)E	(0.05	)E	0.02	E	0.00	E,F	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.44		(1.53)		(0.92)		(0.04)		0.68		0.49

Total from Investment Operations	0.45		(1.55)		(0.97)		(0.02)		0.68		0.48

Dividends from Net Investment Income	—		—		—		(0.02)		—		(0.02)
Distributions from Capital Gains	—		—		—		(0.99)		(0.81)		(0.58)

Total Distributions	—		—		—		(1.01)		(0.81)		(0.60)

Net Asset Value End of Period	$5.86		$5.41		$6.96		$7.93		$8.96		$9.09

Total ReturnD	8.32	%B,C	(22.27	)%C	(12.23)%		(0.15)%		7.64%		5.36%
Net Assets End of Period (in thousands)	$5,379		$3,513		$5,597		$7,382		$9,957		$11,654
Ratio of Expenses to Average Net Assets	2.00	%A	2.04%		2.05%		2.06%		2.03%		2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.39	%A	2.28%		2.13%		2.07%		2.03%		2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.23	%A	(0.31)%		(0.63)%		0.23%		0.05%		0.02%
Portfolio Turnover Rate	43%		88%		130%		22%		95%		43%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Managed Fund (Class Y)			2002		2001		2000		1999		1998

Net Asset Value Beginning of Period	$5.57		$7.10		$8.01		$9.05		$9.25		$9.27

Net Investment Income (Loss)	0.03	E	0.02	E	0.03	E	0.10	E	0.10	E	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.47		(1.55)		(0.94)		(0.04)		0.62		0.55

Total from Investment Operations	0.50		(1.53)		(0.91)		0.06		0.72		0.65

Dividends from Net Investment Income	—		—		—		(0.11)		(0.11)		(0.09)
Distributions from Capital Gains	—		—		—		(0.99)		(0.81)		(0.58)

Total Distributions	—		—		—		(1.10)		(0.92)		(0.67)

Net Asset Value End of Period	$6.07		$5.57		$7.10		$8.01		$9.05		$9.25

Total Return	8.98	%B	(21.55)%		(11.36)%		0.83%		7.94%		7.20%
Net Assets End of Period (in thousands)	$357		$172		$43,417		$54,761		$81,090		$89,084
Ratio of Expenses to Average Net Assets	1.00	%A	1.05%		1.05%		1.06%		1.03%		1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.39	%A	1.20%		1.13%		1.07%		1.03%		1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.20	%A	0.28%		0.37%		1.23%		1.04%		1.01%
Portfolio Turnover Rate	43%		88%		130%		22%		95%		43%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Strategic Allocation Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002	For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$7.91		$10.15	$10.00

Net Investment Income (Loss)	0.01	E	0.02E	0.00	E,F
Net Realized and Unrealized Gain (Loss) on Investments	0.83		(2.26)	0.17

Total From Investment Operations	0.84		(2.24)	0.17

Dividends from Net Investment Income	—		—	—
Distributions from Capital Gains	—		—	(0.02)

Total Distributions	—		—	(0.02)

Net Asset Value End of Period	$8.75		$7.91	$10.15

Total ReturnC	10.62	%B	(22.07)%	1.72	%B
Net Assets End of Period (in thousands)	$9,630		$7,779	$8,182
Ratio of Expenses to Average Net Assets	1.50	%A	1.50%	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.18	%A	2.18%	4.00	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37	%A	0.27%	0.06	%A
Portfolio Turnover Rate	9%		23%	18%

Strategic Allocation Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$7.86		$10.14		$10.00

Net Investment Income (Loss)	(0.01	)E	(0.02	)E	(0.02	)E
Net Realized and Unrealized Gain (Loss) on Investments	0.82		(2.26)		0.18

Total From Investment Operations	0.81		(2.28)		0.16

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		(0.02)

Total Distributions	—		—		(0.02)

Net Asset Value End of Period	$8.67		$7.86		$10.14

Total ReturnD	10.31	%B	(22.49)%		1.62	%B
Net Assets End of Period (in thousands)	$10,175		$8,435		$5,318
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.74	%A	2.73%		4.54	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18	)%A	(0.24)%		(0.47	)%A
Portfolio Turnover Rate	9%		23%		18%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Strategic Allocation Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$7.86		$10.14		$10.00

Net Investment Income (Loss)	(0.01	)E	(0.02	)E	(0.02	)E
Net Realized and Unrealized Gain (Loss) on Investments	0.82		(2.26)		0.18

Total From Investment Operations	0.81		(2.28)		0.16

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		(0.02)

Total Distributions	—		—		(0.02)

Net Asset Value End of Period	$8.67		$7.86		$10.14

Total ReturnD	10.31	%B,C	(22.49	)%C	1.62	%B
Net Assets End of Period (in thousands)	$5,356		$4,117		$3,148
Ratio of Expenses to Average Net Assets	2.05	%A	2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.73	%A	2.73%		4.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18	)%A	(0.26)%		(0.48	)%A
Portfolio Turnover Rate	9%		23%		18%

Strategic Allocation Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 8/31/01 through 12/31/01

Net Asset Value Beginning of Period	$7.97		$10.17		$10.00

Net Investment Income (Loss)	0.03	E	0.06	E	0.02	E
Net Realized and Unrealized Gain (Loss) on Investments	0.83		(2.26)		0.17

Total From Investment Operations	0.86		(2.20)		0.19

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		(0.02)

Total Distributions	—		—		(0.02)

Net Asset Value End of Period	$8.83		$7.97		$10.17

Total Return	10.79	%B	(21.63)%		1.92	%B
Net Assets End of Period (in thousands)	$1,351		$1,124		$1,224
Ratio of Expenses to Average Net Assets	1.05	%A	1.05%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.74	%A	1.74%		3.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82	%A	0.72%		0.50	%A
Portfolio Turnover Rate	9%		23%		18%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Government Securities Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.88		$12.38	$12.11	$11.57	$12.15	$12.03

Net Investment Income (Loss)	0.27		0.59	0.66	0.65	0.65	0.68
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.48	0.24	0.54	(0.58)	0.12

Total from Investment Operations	0.25		1.07	0.90	1.19	0.07	0.80

Dividends from Net Investment Income	(0.24)		(0.58)	(0.64)	(0.65)	(0.65)	(0.68)
Distributions from Capital Gains	—		—	—	—	—	—

Total Distributions	(0.24)		(0.58)	(0.64)	(0.65)	(0.65)	(0.68)

Redemption Fees	0.00	F	0.01	0.01	—	—	—

Net Asset Value End of Period	$12.89		$12.88	$12.38	$12.11	$11.57	$12.15

Total ReturnC	1.93	%B	8.96%	7.67%	10.69%	0.58%	6.82%
Net Assets End of Period (in thousands)	$124,466		$125,270	$94,130	$80,994	$73,706	$71,609
Ratio of Expenses to Average Net Assets	1.25	%A	1.27%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.45	%A	1.47%	1.37%	1.36%	1.39%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.26	%A	4.70%	5.32%	5.58%	5.46%	5.61%
Portfolio Turnover Rate	26%		11%	15%	7%	11%	8%

Enterprise Government Securities Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.86		$12.37		$12.11	$11.57	$12.14	$12.02

Net Investment Income (Loss)	0.24		0.52		0.59	0.59	0.58	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.48		0.24	0.54	(0.57)	0.12

Total from Investment Operations	0.22		1.00		0.83	1.13	0.01	0.73

Dividends from Net Investment Income	(0.20)		(0.51)		(0.57)	(0.59)	(0.58)	(0.61)
Distributions from Capital Gains	—		—		—	—	—	—

Total Distributions	(0.20)		(0.51)		(0.57)	(0.59)	(0.58)	(0.61)

Redemption Fees	0.00	F	0.00	F	—	—	—	—

Net Asset Value End of Period	$12.88		$12.86		$12.37	$12.11	$11.57	$12.14

Total ReturnD	1.74	%B	8.29%		7.00%	10.09%	0.12%	6.24%
Net Assets End of Period (in thousands)	$106,803		$104,677		$66,898	$41,344	$36,876	$27,134
Ratio of Expenses to Average Net Assets	1.80	%A	1.82%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.00	%A	2.03%		1.92%	1.91%	1.95%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.71	%A	4.13%		4.75%	5.06%	4.92%	5.00%
Portfolio Turnover Rate	26%		11%		15%	7%	11%	8%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Government Securities Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.86		$12.37		$12.11	$11.57	$12.14	$12.03

Net Investment Income (Loss)	0.24		0.52		0.59	0.59	0.58	0.62
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)		0.48		0.24	0.54	(0.57)	0.11

Total from Investment Operations	0.21		1.00		0.83	1.13	0.01	0.73

Dividends from Net Investment Income	(0.20)		(0.51)		(0.57)	(0.59)	(0.58)	(0.62)
Distributions from Capital Gains	—		—		—	—	—	—

Total Distributions	(0.20)		(0.51)		(0.57)	(0.59)	(0.58)	(0.62)

Redemption Fees	0.00 F		—		—	—	—	—

Net Asset Value End of Period	12.87		$12.86		$12.37	$12.11	$11.57	$12.14

Total ReturnD	1.66	%B,C	8.28	%C	6.99%	10.08%	0.12%	6.15%
Net Assets End of Period (in thousands)	$28,060		$27,942		$16,798	$8,692	$5,516	$3,089
Ratio of Expenses to Average Net Assets	1.80	%A	1.82%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.00	%A	2.03%		1.92%	1.90%	1.95%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.70	%A	4.12%		4.72%	5.02%	4.92%	4.97%
Portfolio Turnover Rate	26%		11%		15%	7%	11%	8%

Enterprise Government Securities Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.86		$12.37	$12.11	$11.56	$12.14	$12.02

Net Investment Income (Loss)	0.30		0.65	0.72	0.71	0.70	0.74
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)		0.48	0.24	0.55	(0.58)	0.12

Total from Investment Operations	0.29		1.13	0.96	1.26	0.12	0.86

Dividends from Net Investment Income	(0.27)		(0.64)	(0.70)	(0.71)	(0.70)	(0.74)
Distributions from Capital Gains	—		—	—	—	—	—

Total Distributions	(0.27)		(0.64)	(0.70)	(0.71)	(0.70)	(0.74)

Redemption Fees	0.00F		—	—	—	—	—

Net Asset Value End of Period	12.88		$12.86	$12.37	$12.11	$11.56	$12.14

Total Return	2.24	%B	9.37%	8.07%	11.28%	1.04%	7.30%
Net Assets End of Period (in thousands)	$14,160		$10,242	$7,669	$7,171	$6,212	$7,281
Ratio of Expenses to Average Net Assets	0.80	%A	0.82%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.00	%A	1.03%	0.92%	0.91%	0.94%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.75	%A	5.18%	5.78%	6.06%	5.92%	6.06%
Portfolio Turnover Rate	26%		11%	15%	7%	11%	8%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise High-Yield Bond Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$8.76		$9.48	$9.74	$10.99	$11.53	$12.35

Net Investment Income (Loss)	0.33		0.69	0.81	0.94	0.94	0.94
Net Realized and Unrealized Gain (Loss) on Investments	0.70		(0.73)	(0.26)	(1.25)	(0.53)	(0.66)

Total from Investment Operations	1.03		(0.04)	0.55	(0.31)	0.41	0.28

Dividends from Net Investment Income	(0.33)		(0.69)	(0.81)	(0.94)	(0.94)	(0.94)
Distributions from Capital Gains	—		—	—	—	(0.01)	(0.16)

Total Distributions	(0.33)		(0.69)	(0.81)	(0.94)	(0.95)	(1.10)

Redemption Fees	—		0.01	—	—	—	—

Net Asset Value End of Period	$9.46		$8.76	$9.48	$9.74	$10.99	$11.53

Total ReturnC	11.97	%B	(0.18)%	5.73%	(2.96)%	3.64%	2.29%
Net Assets End of Period (in thousands)	$114,248		$96,790	$63,928	$54,612	$64,038	$72,637
Ratio of Expenses to Average Net Assets	1.30	%A	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.36	%A	1.47%	1.45%	1.42%	1.41%	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.31	%A	7.69%	8.27%	9.01%	8.30%	7.72%
Portfolio Turnover Rate	22%		66%	75%	61%	84%	114%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise High-Yield Bond Fund (Class B)			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$8.75		$9.48	$9.74	$10.99	$11.52	$12.35

Net Investment Income (Loss)	0.31		0.64	0.76	0.88	0.88	0.87
Net Realized and Unrealized Gain (Loss) on Investments	0.70		(0.73)	(0.26)	(1.25)	(0.52)	(0.67)

Total from Investment Operations	1.01		(0.09)	0.50	(0.37)	0.36	0.20

Dividends from Net Investment Income	(0.31)		(0.64)	(0.76)	(0.88)	(0.88)	(0.87)
Distributions from Capital Gains	—		—	—	—	(0.01)	(0.16)

Total Distributions	(0.31)		(0.64)	(0.76)	(0.88)	(0.89)	(1.03)

Net Asset Value End of Period	$9.45		$8.75	$9.48	$9.74	$10.99	$11.52

Total ReturnD	11.68	%B	(0.83)%	5.15%	(3.49)%	3.18%	1.64%
Net Assets End of Period (in thousands)	$71,787		$54,214	$47,564	$32,631	$36,673	$35,495
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.91	%A	2.02%	2.00%	1.97%	1.96%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.76	%A	7.15%	7.71%	8.47%	7.75%	7.20%
Portfolio Turnover Rate	22%		66%	75%	61%	84%	114%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise High-Yield Bond Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001	2000	1999	1998

Net Asset Value Beginning of Period	$8.75		$9.48		$9.74	$10.99	$11.53	$12.35

Net Investment Income (Loss)	0.30		0.64		0.76	0.88	0.88	0.87
Net Realized and Unrealized Gain (Loss) on Investments	0.70		(0.73)		(0.26)	(1.25)	(0.53)	(0.66)

Total from Investment Operations	1.00		(0.09)		0.50	(0.37)	0.35	0.21

Dividends from Net Investment Income	(0.30)		(0.64)		(0.76)	(0.88)	(0.88)	(0.87)
Distributions from Capital Gains	—		—		—	—	(0.01)	(0.16)

Total Distributions	(0.30)		(0.64)		(0.76)	(0.88)	(0.89)	(1.03)

Net Asset Value End of Period	$9.45		$8.75		$9.48	$9.74	$10.99	$11.53

Total ReturnD	11.67	%B,C	(0.84	)%C	5.15%	(3.49)%	3.09%	1.72%
Net Assets End of Period (in thousands)	$51,164		$29,060		$13,902	$7,035	$6,841	$5,392
Ratio of Expenses to Average Net Assets	1.85	%A	1.85%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.90	%A	2.02%		1.99%	1.96%	1.96%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.65	%A	7.12%		7.64%	8.47%	7.73%	7.27%
Portfolio Turnover Rate	22%		66%		75%	61%	84%	114%

Enterprise High-Yield Bond Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001	2000	1999	1998

Net Asset Value Beginning of Period	$8.77		$9.49		$9.74	$10.99	$11.51	$12.35

Net Investment Income (Loss)	0.33		0.73		0.86	0.99	0.99	0.99
Net Realized and Unrealized Gain (Loss) on Investments	0.70		(0.72)		(0.25)	(1.25)	(0.51)	(0.68)

Total from Investment Operations	1.03		0.01		0.61	(0.26)	0.48	0.31

Dividends from Net Investment Income	(0.33)		(0.73)		(0.86)	(0.99)	(0.99)	(0.99)
Distributions from Capital Gains	—		—		—	—	(0.01)	(0.16)

Total Distributions	(0.33)		(0.73)		(0.86)	(0.99)	(1.00)	(1.15)

Net Asset Value End of Period	$9.47		$8.77		$9.49	$9.74	$10.99	$11.51

Total Return	12.20	%B	0.29%		6.32%	(2.52)%	4.30%	2.49%
Net Assets End of Period (in thousands)	$20,409		$5,555		$4,189	$808	$1,179	$2,032
Ratio of Expenses to Average Net Assets	0.85	%A	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.89	%A	1.02%		1.00%	0.97%	0.96%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.42	%A	8.17%		8.72%	9.48%	8.73%	8.30%
Portfolio Turnover Rate	22%		66%		75%	61%	84%	114%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		For the Period November 29, 2002 through December 31, 2002

Net Asset Value Beginning of Period	$10.02		$10.00

Net Investment Income (Loss)	0.12		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.10		0.02

Total from Investment Operations	0.22		0.03

Dividends from Net Investment Income	(0.11)		(0.01)
Distributions from Capital Gains	—		—

Total Distributions	(0.11)		(0.01)

Net Asset Value End of Period	$10.13		$10.02

Total ReturnC	2.23	%B	0.34	%B
Net Assets End of Period (in thousands)	$8,837		$2,155
Ratio of Expenses to Average Net Assets	0.90	%A	0.25	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.67	%A	8.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.18	%A	1.40	%A
Portfolio Turnover Rate	11%		0%

Enterprise Short Duration Bond Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		For the Period November 29, 2002 through December 31, 2002

Net Asset Value Beginning of Period	$10.01		$10.00

Net Investment Income (Loss)	0.08		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.10		0.01

Total from Investment Operations	0.18		0.02

Dividends from Net Investment Income	(0.08)		(0.01)
Distributions from Capital Gains	—		—

Total Distributions	(0.08)		(0.01)

Net Asset Value End of Period	$10.11		$10.01

Total ReturnD	1.89	%B	0.23	%B
Net Assets End of Period (in thousands)	$7,265		$2,268
Ratio of Expenses to Average Net Assets	1.65	%A	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.45	%A	8.71	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.47	%A	0.61	%A
Portfolio Turnover Rate	11%		0%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		For the Period November 29, 2002 through December 31, 2002

Net Asset Value Beginning of Period	$10.01		$10.00

Net Investment Income (Loss)	0.08		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.10		0.01

Total from Investment Operations	0.18		0.02

Dividends from Net Investment Income	(0.08)		(0.01)
Distributions from Capital Gains	—		—

Total Distributions	(0.08)		(0.01)

Net Asset Value End of Period	$10.11		$10.01

Total ReturnC,D	1.88	%B	0.24	%B
Net Assets End of Period (in thousands)	$4,122		$2,110
Ratio of Expenses to Average Net Assets	1.65	%A	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.48	%A	8.63	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.43	%A	0.63	%A
Portfolio Turnover Rate	11%		0%

Enterprise Short Duration Bond Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		For the Period November 29, 2002 through December 31, 2002

Net Asset Value Beginning of Period	$10.02		$10.00

Net Investment Income (Loss)	0.14		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.10		0.02

Total from Investment Operations	0.24		0.03

Dividends from Net Investment Income	(0.12)		(0.01)
Distributions from Capital Gains	—		—

Total Distributions	(0.12)		(0.01)

Net Asset Value End of Period	$10.14		$10.02

Total Return	2.43	%B	0.34	%B
Net Assets End of Period (in thousands)	$1,218		$1,102
Ratio of Expenses to Average Net Assets	0.65	%A	0.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.55	%A	7.69	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.43	%A	1.57	%A
Portfolio Turnover Rate	11%		0%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Tax-Exempt Income Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$14.16		$13.49	$13.60	$12.82	$13.84	$13.95

Net Investment Income (Loss)	0.24		0.51	0.53	0.55	0.54	0.60
Net Realized and Unrealized Gain (Loss) on Investments	0.32		0.70	(0.11)	0.78	(0.92)	0.20

Total from Investment Operations	0.56		1.21	0.42	1.33	(0.38)	0.80

Dividends from Net Investment Income	(0.24)		(0.51)	(0.53)	(0.55)	(0.54)	(0.60)
Distributions from Capital Gains	—		(0.03)	—	—	(0.10)	(0.31)

Total Distributions	(0.24)		(0.54)	(0.53)	(0.55)	(0.64)	(0.91)

Net Asset Value End of Period	$14.48		$14.16	$13.49	$13.60	$12.82	$13.84

Total ReturnC	3.99	%B	9.09%	3.09%	10.65%	(2.76)%	5.92%
Net Assets End of Period (in thousands)	$24,502		$24,296	$21,992	$22,240	$21,703	$23,710
Ratio of Expenses to Average Net Assets	1.10	%A	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.34	%A	1.34%	1.33%	1.36%	1.44%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.39	%A	3.66%	3.86%	4.23%	4.05%	4.30%
Portfolio Turnover Rate	7%		20%	34%	41%	110%	100%

Enterprise Tax-Exempt Income Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$14.17		$13.50	$13.60	$12.82	$13.84	$13.95

Net Investment Income (Loss)	0.20		0.43	0.45	0.48	0.47	0.53
Net Realized and Unrealized Gain (Loss) on Investments	0.31		0.70	(0.10)	0.78	(0.92)	0.20

Total from Investment Operations	0.51		1.13	0.35	1.26	(0.45)	0.73

Dividends from Net Investment Income	(0.20)		(0.43)	(0.45)	(0.48)	(0.47)	(0.53)
Distributions from Capital Gains	—		(0.03)	—	—	(0.10)	(0.31)

Total Distributions	(0.20)		(0.46)	(0.45)	(0.48)	(0.57)	(0.84)

Net Asset Value End of Period	$14.48		$14.17	$13.50	$13.60	$12.82	$13.84

Total ReturnD	3.63	%B	8.49%	2.60%	10.05%	(3.29)%	5.33%
Net Assets End of Period (in thousands)	$9,017		$8,760	$6,939	$6,650	$5,640	$4,451
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.89	%A	1.90%	1.87%	1.91%	1.99%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84	%A	3.11%	3.29%	3.68%	3.51%	3.71%
Portfolio Turnover Rate	7%		20%	34%	41%	110%	100%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Tax-Exempt Income Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
			2002		2001	2000	1999	1998
Net Asset Value Beginning of Period	$14.16		$13.49		$13.60	$12.82	$13.84	$13.95

Net Investment Income (Loss)	0.20		0.43		0.45	0.48	0.47	0.53
Net Realized and Unrealized Gain (Loss) on Investments	0.32		0.70		(0.11)	0.78	(0.92)	0.20

Total from Investment Operations	0.52		1.13		0.34	1.26	(0.45)	0.73

Dividends from Net Investment Income	(0.20)		(0.43)		(0.45)	(0.48)	(0.47)	(0.53)
Distributions from Capital Gains	—		(0.03)		—	—	(0.10)	(0.31)

Total Distributions	(0.20)		(0.46)		(0.45)	(0.48)	(0.57)	(0.84)

Net Asset Value End of Period	$14.48		$14.16		$13.49	$13.60	$12.82	$13.84

Total ReturnD	3.71	%B,C	8.49	%C	2.52%	9.96%	(3.23)%	5.34%
Net Assets End of Period (in thousands)	$3,895		$3,767		$1,821	$1,577	$1,706	$777
Ratio of Expenses to Average Net Assets	1.65	%A	1.65%		1.65%	1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.89	%A	1.90%		1.87%	1.91%	1.97%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.83	%A	3.07%		3.28%	3.68%	3.54%	3.71%
Portfolio Turnover Rate	7%		20%		34%	41%	110%	100%

Enterprise Tax-Exempt Income Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,				For the Period 11/17/98 through 12/31/98
			2002	2001	2000	1999
Net Asset Value Beginning of Period	$14.17		$13.49	$13.60	$12.82	$13.84	$14.12

Net Investment Income (Loss)	0.27		0.57	0.59	0.61	0.61	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.32		0.71	(0.11)	0.78	(0.92)	0.03

Total from Investment Operations	0.59		1.28	0.48	1.39	(0.31)	0.10

Dividends from Net Investment Income	(0.27)		(0.57)	(0.59)	(0.61)	(0.61)	(0.07)
Distributions from Capital Gains	—		(0.03)	—	—	(0.10)	(0.31)

Total Distributions	(0.27)		(0.60)	(0.59)	(0.61)	(0.71)	(0.38)

Net Asset Value End of Period	$14.49		$14.17	$13.49	$13.60	$12.82	$13.84

Total Return	4.22	%B	9.66%	3.56%	11.15%	(2.32)%	0.75	%B
Net Assets End of Period (in thousands)	$103		$102	$78	$49	$61	$65
Ratio of Expenses to Average Net Assets	0.65	%A	0.65%	0.65%	0.65%	0.65%	0.65	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	0.89	%A	0.90%	0.88%	0.91%	0.99%	0.95	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	3.85	%A	4.11%	4.31%	4.68%	4.51%	4.75	%A
Portfolio Turnover Rate	7%		20%	34%	41%	110%	100	%A

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class A)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.24		$10.04	$10.00

Net Investment Income (Loss)	0.10		0.32	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.36		0.43	0.11

Total from Investment Operations	0.46		0.75	0.21

Dividends from Net Investment Income	(0.12)		(0.34)	(0.10)
Distributions from Capital Gains	—		(0.21)	(0.07)

Total Distributions	(0.12)		(0.55)	(0.17)

Net Asset Value End of Period	$10.58		$10.24	$10.04

Total ReturnC	4.50	%B	7.56%	2.18	%B
Net Assets End of Period (in thousands)	$38,014		$26,530	$6,991
Ratio of Expenses to Average Net Assets	1.35	%A	1.35%	1.35	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.52	%A	1.71%	2.98	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.87	%A	3.25%	3.17	%A
Portfolio Turnover Rate	169%		467%	160%

Enterprise Total Return Fund (Class B)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.24		$10.03	$10.00

Net Investment Income (Loss)	0.07		0.26	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.35		0.44	0.10

Total from Investment Operations	0.42		0.70	0.19

Dividends from Net Investment Income	(0.09)		(0.28)	(0.09)
Distributions from Capital Gains	—		(0.21)	(0.07)

Total Distributions	(0.09)		(0.49)	(0.16)

Net Asset Value End of Period	$10.57		$10.24	$10.03

Total ReturnD	4.12	%B	7.09%	1.90	%B
Net Assets End of Period (in thousands)	$29,074		$23,950	$6,143
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.07	%A	2.27%	3.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.36	%A	2.69%	2.65	%A
Portfolio Turnover Rate	169%		467%	160%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class C)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002		For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.24		$10.03		$10.00

Net Investment Income (Loss)	0.07		0.26		0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.35		0.44		0.10

Total from Investment Operations	0.42		0.70		0.19

Dividends from Net Investment Income	(0.09)		(0.28)		(0.09)
Distributions from Capital Gains	—		(0.21)		(0.07)

Total Distributions	(0.09)		(0.49)		(0.16)

Net Asset Value End of Period	$10.57		$10.24		$10.03

Total ReturnD	4.12	%B,C	7.07	%C	1.90	%B
Net Assets End of Period (in thousands)	$22,014		$16,586		$2,981
Ratio of Expenses to Average Net Assets	1.90	%A	1.90%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.07	%A	2.26%		3.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.33	%A	2.62%		2.59	%A
Portfolio Turnover Rate	169%		467%		160%

Enterprise Total Return Fund (Class Y)	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/2001

Net Asset Value Beginning of Period	$10.24		$10.03	$10.00

Net Investment Income (Loss)	0.13		0.36	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.34		0.44	0.10

Total from Investment Operations	0.47		0.80	0.22

Dividends from Net Investment Income	(0.14)		(0.38)	(0.12)
Distributions from Capital Gains	—		(0.21)	(0.07)

Total Distributions	(0.14)		(0.59)	(0.19)

Net Asset Value End of Period	$10.57		$10.24	$10.03

Total Return	4.64	%B	8.16%	2.24	%B
Net Assets End of Period (in thousands)	$2,162		$2,053	$1,495
Ratio of Expenses to Average Net Assets	0.90	%A	0.90%	0.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.07	%A	1.27%	2.68	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.42	%A	3.79%	3.56	%A
Portfolio Turnover Rate	169%		467%	160%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		For the Year Ended December 31,
Enterprise Money Market Fund (Class A)			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.00	F	0.01	0.04	0.06	0.05	0.05

Total from Investment Operations	0.00		0.01	0.04	0.06	0.05	0.05

Dividends from Net Investment Income	(0.00	)F	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total Distributions	(0.00)		(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.41%		1.34%	3.71%	6.05%	4.80%	5.04%
Net Assets End of Period (in thousands)	$399,376		$264,161	$251,503	$272,225	$204,403	$140,490
Ratio of Expenses to Average Net Assets	0.62%		0.68%	0.62%	0.56%	0.59%	0.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%		1.32%	3.65%	5.91%	4.74%	4.91%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Money Market Fund (Class B)			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.00 F		0.01	0.04	0.06	0.05	0.05

Total from Investment Operations	0.00		0.01	0.04	0.06	0.05	0.05

Dividends from Net Investment Income	(0.00	)F	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total Distributions	(0.00)		(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total ReturnD	0.41%		1.34%	3.71%	6.05%	4.80%	5.04%
Net Assets End of Period (in thousands)	$54,037		$56,323	$44,045	$28,096	$32,863	$10,147
Ratio of Expenses to Average Net Assets	0.62%		0.68%	0.62%	0.56%	0.60%	0.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%		1.32%	3.65%	5.91%	4.86%	4.91%

See notes to financial statements.

SEMI-ANNUAL REPORT

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Money Market Fund (Class C)			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.00F		0.01	0.04	0.06	0.05	0.05

Total from Investment Operations	0.00		0.01	0.04	0.06	0.05	0.05

Dividends from Net Investment Income	(0.00	)F	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total Distributions	(0.00)		(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total ReturnD	0.41%		1.34%	3.71%	6.05%	4.80%	5.04%
Net Assets End of Period (in thousands)	$13,516		$12,775	$10,632	$8,709	$7,296	$4,680
Ratio of Expenses to Average Net Assets	0.62%		0.68%	0.62%	0.56%	0.59%	0.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%		1.32%	3.65%	5.91%	4.76%	4.90%

	(Unaudited) Six Months Ended June 30, 2003		Year Ended December 31,
Enterprise Money Market Fund (Class Y)			2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.00F		0.01	0.04	0.06	0.05	0.05

Total from Investment Operations	0.00		0.01	0.04	0.06	0.05	0.05

Dividends from Net Investment Income	(0.00	)F	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Total Distributions	(0.00)		(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.41%		1.34%	3.71%	6.05%	4.80%	5.04%
Net Assets End of Period (in thousands)	$3,742		$4,298	$3,160	$2,666	$3,477	$3,413
Ratio of Expenses to Average Net Assets	0.62%		0.68%	0.62%	0.56%	0.59%	0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.82%		1.32%	3.65%	5.91%	4.72%	4.92%

A	Annualized.
B	Not annualized.
C	Total return does not include one time front-end sales charge.
D	Total return does not include contingent deferred sales charge.
E	Based on average monthly shares outstanding for the period.
F	Less than $0.01 per share.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements

June 30, 2003 (Unaudited)

1. Organization

The Enterprise Group of Funds, Inc. (“EGF”) is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Socially Responsive, Mergers and Acquisitions, Technology, Managed, Strategic Allocation, Government Securities, High-Yield Bond, Short Duration Bond, Tax-Exempt Income, Total Return and Money Market Funds.

Effective February 21, 2003 the Managed and Capital Appreciation Funds acquired all of the net assets of the Mid-Cap Growth and Global Health Care Funds in tax-free exchanges of shares wherein the shareholders of each class of the Mid-Cap Growth and Global Health Care Funds received for each share owned approximately 0.63 and 0.25 shares, respectively of the same class of the Managed and Capital Appreciation Funds. The aggregate net assets and unrealized appreciation/(depreciation) of the funds immediately before and after the mergers were as follows:

Fund	Net Assets		Unrealized Appreciation/ (Depreciation)
	Before Merger	After Merger	Before Merger	After Merger
Managed	$106,048,662	$115,642,037	$(12,319,105)	$(12,260,512)
Mid-Cap Growth	9,593,375		58,593

Fund	Net Assets		Unrealized Appreciation/ (Depreciation)
	Before Merger	After Merger	Before Merger	After Merger
Capital Appreciation	$152,090,367	$162,271,990	$(169,319)	$(402,143)
Global Health Care	10,181,623		(232,824)

Effective August 23, 2002 the Technology Fund acquired all of the net assets of the Global Technology Fund in a tax-free exchange of shares wherein shareholders of each class of the Global Technology Fund received for each share owned approximately 0.32 shares of the same class of the Technology Fund. The aggregate net assets and unrealized appreciation/ (depreciation) of the funds immediately before and after the merger were as follows:

Fund	Net Assets		Unrealized Appreciation/ (Depreciation)
	Before Merger	After Merger	Before Merger	After Merger
Technology	$54,098,575	$58,393,634	$(8,726,006)	$(9,500,764)
Global Technology	4,295,059		(774,758)

Effective March 22, 2002, the Growth Fund acquired all of the net assets of the Balanced Fund in a tax-free exchange of shares wherein shareholders of each class of the Balanced Fund received for each share owned approximately 0.27 shares of the same class of the Growth Fund. The aggregate net assets and unrealized appreciation/(depreciation) of the funds immediately before and after the merger were as follows:

Fund	Net Assets		Unrealized Appreciation/ (Depreciation)
	Before Merger	After Merger	Before Merger	After Merger
Growth	$1,719,920,758	$1,736,885,663	$167,994,416	$169,014,525
Balanced	16,964,905		1,020,109

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market and Short Duration Bond Funds with sales charges of

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

0 and 3.50%, respectively) are subject to a maximum sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge of 5%, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum front-end sales charge of 1% as well as a maximum contingent deferred sales charge of 1%, which declines to zero after one year and which is based on the lesser value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

2. Significant Accounting Policies

Valuation of Investments — Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are generally valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances fair values will be assigned when Enterprise Capital Management (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service or broker approved by the Board of Directors. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued at amortized cost. Under this method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds ½ of 1%.

Special Valuation/Concentration Risks — Foreign denominated assets, if any, held by the funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

As part of their investment programs, certain funds may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which certain funds may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions and will generally fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Certain funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the fund, positive or negative, than if the fund did not concentrate its investments in such sectors.

Certain securities held by the Funds are valued on the basis of a price provided by a single market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At June 30, 2003, the total value of these securities represented approximately 7% of the net assets of the Short Duration Bond Fund.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

Illiquid Securities — At times, the funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value currently represents the current realizable value on deposition of such securities, there is no guarantee that the funds will be able to do so. In addition, the funds may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the portfolio of investments.

Repurchase Agreements — Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund’s holding period. Under each repurchase agreement, it is the funds’ policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization or retention of the collateral or proceeds may be subject to legal proceedings.

Written Options — When a fund writes an option, an amount equal to any premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the fund purchases the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a fund writes a swap option, an amount equal to any premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the swap option written. If a call swap option is exercised, the fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swap option is exercised, the fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swap options that expire or are exercised are treated as realized gains upon the expiration or exercise of such swap options. The risk associated with writing put and call swap options is that the fund will be obligated to be party to a swap agreement if a swap option is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As part of their investment program, the funds (other than the Total Return Fund) may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. The Total Return Fund may enter into futures contracts for other than hedging purposes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position; (3) the risk that the fund will lose an amount in excess of the initial margin deposit.

Foreign Currency Translation — Securities, other assets and liabilities of the funds whose values are expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by an approved pricing vendor or major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred. Exchange gains and losses are realized upon ultimate receipt or

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

disbursement. The funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

Forward Currency Exchange Contracts — As part of their investment programs, certain funds may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. The funds (other than the Total Return Fund) will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

Delayed Delivery Transactions — Certain funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the subadviser or the fund will set aside or earmark internally until the settlement date, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Forward sales commitments are accounted for by the fund in the same manner as forward currency exchange contracts discussed above.

Swap Agreements — A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market could affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Short Sales — If a fund engages in a short sale, an amount equal to the proceeds received by the fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market daily to reflect the market value of the short sale. The fund maintains a segregated account of securities as collateral for the liability related to the short sale.

Inflation Indexed Bonds — The funds may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the fund will not receive the principal until sold or until maturity.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed delivery basis, if any, may be settled a month or more after the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes using the effective interest method.

Dividends and Distributions — Distributions of capital gains, if any, from each of the funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all funds other than the Income Funds, are declared and paid at least annually. Dividends from net investment income for the Income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the Money Market Fund at net asset value. Dividends and distributions are recorded on the ex-dividend date.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

Expenses — Generally, each fund and class bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of EGF, which are generally allocated based on net assets. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. Custodian fees for the funds are shown gross of expense offsets, if any, for custodian balance credits on uninvested cash or for credits taken by the funds under certain directed brokerage arrangements.

Federal Income Taxes — No provision for Federal income or excise taxes is required because it is the policy of EGF to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders.

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the funds may enter into contracts that provide indemnifications. The funds maximum exposure under these arrangements is dependent on future claims that may be made against the funds, and therefore, cannot be estimated; however based on experience, the risk of any loss from such claims is considered remote.

3. Transactions with Affiliates

The funds are charged investment advisory fees by ECM for furnishing advisory and administrative services. ECM has voluntarily limited the funds’ expenses to the expense ratios noted below. Enterprise Fund Distributors, Inc. (“EFD”), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor’s Agreement and Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The advisory fee, distribution fee, and current voluntary maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

	Advisory Fee	Distribution Fee				Current Voluntary Maximum Expense Amounts
Fund		A	B	C	Y	A	B	C	Y
Multi-Cap Growth	1.00%	0.45%	1.00%	1.00%	None	2.00%	2.55%	2.55%	1.55%
Small Company Growth	1.00%	0.45%	1.00%	1.00%	None	1.65%	2.20%	2.20%	1.20%
Small Company Value	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Capital Appreciation	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Deep Value	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Equity	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Equity Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Growth	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Growth and Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
International Growth	0.85%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Global Financial Services	0.85%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Global Socially Responsive	0.90%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Mergers and Acquisitions	0.90%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Technology	1.00%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Managed	0.75%	0.45%	1.00%	1.00%	None	1.45%	2.00%	2.00%	1.00%
Strategic Allocation	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Government Securities	0.60%	0.45%	1.00%	1.00%	None	1.25%	1.80%	1.80%	0.80%
High-Yield Bond	0.60%	0.45%	1.00%	1.00%	None	1.30%	1.85%	1.85%	0.85%
Short Duration Bond	0.45%	0.25%	1.00%	1.00%	None	0.90%	1.65%	1.65%	0.65%
Tax-Exempt Income	0.50%	0.45%	1.00%	1.00%	None	1.10%	1.65%	1.65%	0.65%
Total Return	0.65%	0.45%	1.00%	1.00%	None	1.35%	1.90%	1.90%	0.90%
Money Market	0.35%	None	None	None	None	0.70%	0.70%	0.70%	0.70%

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

Prior to May 2, 2003 the voluntary maximum expense amounts for the Multi-Cap Growth Fund were as follows: A) 1.85% B) 2.40% C) 2.40% and Y) 1.40%.

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. (NYSE:MNY). The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of June 30, 2003:

Fund	Class A	Class B	Class C	Class Y
Multi-Cap Growth	—	—	—	$181,226
Small Company Growth	—	—	—	156,779
Small Company Value	—	—	—	525,526
Capital Appreciation	$360,235	$186,307	$186,265	416,967
Deep Value	254,400	252,900	252,900	166,549
Equity	128,349	126,602	126,601	424,255
Equity Income	149,231	—	—	99,345
Growth	741,815	79,759	79,620	18,961,061
Growth and Income	—	—	—	134,748
International Growth	2,183	515,016	515,189	10,844,057
Global Financial Services	13,640	—	—	6,650,589
Global Socially Responsive	232,200	228,600	228,300	117,752
Mergers and Acquisitions	—	—	—	177,574
Technology	140,660	71,876	71,778	447,256
Managed	460,344	294,411	294,160	192,227
Strategic Allocation	1,139,425	1,129,009	1,129,011	1,017,675
Government Securities	96,722	—	—	131,058
High-Yield Bond	78,206	—	—	363,719
Short Duration Bond	1,316,900	1,314,300	1,314,300	1,169,892
Tax-Exempt Income	—	—	—	51,310
Total Return	1,148,590	1,136,180	1,135,968	1,284,635
Money Market	2,384,110	—	—	68,397

As of June 30, 2003, defined contribution plans of an affiliate hold investments in Class Y of the International Growth Fund that comprise 18% of total outstanding shares of the Fund.

ECM has subadvisory agreements with various investment advisors as subadvisers for the funds of EGF. The advisory fee, as a percentage of average daily net assets of a fund, is paid to ECM, which pays a portion of the fee to the subadviser. Boston Advisors, Inc. and MONY Capital Management, Inc., each wholly-owned subsidiaries of The MONY Group Inc., are the subadvisers for the Equity Income and Short Duration Bond Funds, respectively. For the six months ended June 30, 2003, ECM incurred subadvisory fees payable to Boston Advisors, Inc. related to the Equity Income Fund of $141,689. For the six months ended June 30, 2003, ECM incurred subadvisory fees payable to MONY Capital Management, Inc. related to the Short Duration Bond Fund of $7,490.

For the six months ended June 30, 2003, the portions of EGF sales charges paid to MONY Securities Corporation, Trusted Securities Advisors Corp. and The Advest Group, Inc., each a wholly-owned subsidiary of The MONY Group Inc., were $2,588,994, $225,906 and $452,487, respectively. The portion of sales charges paid to EFD was $331,785.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD. For the six months ended June 30, 2003, EFD incurred service fees of $949,395, $9,669 and $55,207 payable to MONY Securities Corporation, Trusted Securities Advisors Corp. and The Advest Group Inc., respectively.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

For the six months ended June 30, 2003, the fund paid brokerage commissions to affiliates, including affiliates of the advisor and subadvisers, as follows:

Fund	Commissions
Multi-Cap Growth	$101,307
Small Company Value	13,940
Capital Appreciation	18,592
Deep Value	141
Equity	195
Equity Income	9,131
Growth and Income	42,938
International Growth	563
Global Financial Services	9,775
Global Socially Responsive	175
Technology	177,201
Managed	1,826

4. Investment Transactions

For the six months ended June 30, 2003, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	U.S. Government Obligations		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Multi-Cap Growth	—	—	$49,534,602	$55,680,527
Small Company Growth	—	—	22,087,749	17,818,121
Small Company Value	—	—	4,211,993	25,554,305
Capital Appreciation	—	—	82,516,585	84,111,848
Deep Value	—	—	4,475,326	1,762,288
Equity	—	—	19,383,979	16,960,731
Equity Income	—	—	30,933,475	36,180,115
Growth	—	—	223,508,598	166,388,388
Growth and Income	—	—	144,649,794	150,609,131
International Growth	—	—	15,329,509	15,890,665
Global Financial Services	—	—	9,428,062	9,953,703
Global Socially Responsive	—	—	1,178,362	744,809
Mergers and Acquisitions	—	—	53,124,258	55,618,332
Technology	—	—	88,413,043	92,309,160
Managed	$16,944,362	$13,964,664	45,777,327	52,682,105
Strategic Allocation	1,314,679	1,104,625	3,521,399	1,022,473
Government Securities	107,498,061	67,395,618	—	752,945
High-Yield Bond	—	160,164	104,625,197	45,753,916
Short Duration Bond	1,086,953	1,543,672	14,257,877	—
Tax-Exempt Income	—	—	2,179,060	2,518,715
Total Return	105,649,219	91,792,747	34,717,897	97,900,000

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

Transactions in options written for the six months ended June 30, 2003, were as follows:

	Number of Contracts/ Notional Amounts	Premiums
Growth and Income Fund

Outstanding call options written at December 31, 2002	82	$8,140
Call options written
Options expired	(82)	(8,140)

Outstanding call options written at June 30, 2003	—	—

Total Return Fund

Outstanding put and call options written at December 31, 2002	16,600,113	$263,214
Call options written	14	10,614
Call swap options written	3,500,000	53,760
Call options expired	(11)	(5,631)
Call swap options closed	(6,600,000)	(61,415)
Put options written	11	1,334
Put options expired	(124)	(71,120)
Put swap options expired	(3,100,000)	(28,675)

Outstanding put and call options written at June 30, 2003	10,400,003	$162,081

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

5. Securities Lending

Certain funds may lend portfolio securities to qualified institutions. Loans are secured by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The fund receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the fund. The lending agent provides the fund with indemnification against losses due to borrower default. The fund bears the risk of loss only with respect to the investment of any cash collateral. Securities currently out on loan have been denoted in the Portfolios of Investments.

The funds generally receive cash as collateral for securities lending. The cash is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following summarizes funds with securities lending activity as of June 30, 2003:

Fund	Current Value of Securities on Loan at June 30, 2003	Units of Prime Portfolio Owned	Current Value of Collateral Held at June 30, 2003
Small Company Growth	$19,561,153	$20,375,390	$20,375,390
Small Company Value	57,780,714	59,513,564	59,513,564
Capital Appreciation	15,293,029	15,736,514	15,736,514
Deep Value	288,559	297,179	297,179
Equity	10,097,538	10,211,475	10,211,475
Equity Income	510,428	522,659	522,659
Growth	13,022,910	13,374,582	13,374,582
Growth and Income	2,717,474	2,809,887	2,809,887
International Growth	6,492,045	6,853,361	6,853,361
Global Financial Services	4,468,357	4,696,418	4,696,418
Mergers and Acquisitions	6,483,517	6,633,438	6,633,438
Managed	5,437,525	5,582,963	5,582,963
Strategic Allocation	428,302	404,625	441,200	(1)
High-Yield Bond	46,323,808	47,232,703	47,232,703
Total Return	3,721,560	3,922,875	3,922,875

(1)	Includes $36,575 of collateral in the form of U.S. Treasury Bonds.

6. Directed Brokerage

The funds may direct certain portfolio trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the funds.

7. Borrowings

EGF and another mutual fund advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each fund may borrow up to its prospectus defined limitation. EGF pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. At June 30, 2003, there were no loans outstanding for EGF. Additionally, there were no EGF funds that had outstanding balances at any time during the six months ended June 30, 2003.

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

8. Capital Share Transactions

At June 30, 2003, EGF has 13,200,000,000 authorized shares at $0.001 par value. Capital share activity was as follows:

	Multi-Cap Growth Fund		Small Company Growth Fund
	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	420,938	979,160	375,085	799,973

Shares exchanged due to merger	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(853,685)	(2,800,446)	(215,993)	(637,062)

Net increase (decrease)	(432,747)	(1,821,286)	159,092	162,911

Class B
Shares sold	556,212	1,179,001	181,799	575,024

Shares exchanged due to merger	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(780,775)	(2,619,977)	(186,643)	(470,774)

Net increase (decrease)	(224,563)	(1,440,976)	(4,844)	104,250

Class C
Shares sold	173,105	382,070	145,146	340,612

Shares exchanged due to merger	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(280,970)	(1,029,622)	(60,082)	(177,496)

Net increase (decrease)	(107,865)	(647,552)	85,064	163,116

Class Y
Shares sold	116,838	51,251	65,264	107,109

Shares exchanged due to merger	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(4,940)	(41,040)	(23,433)	(90,354)

Net increase (decrease)	111,898	10,211	41,831	16,755

Total net increase (decrease)	(653,277)	(3,899,603)	281,143	447,032

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

	Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund
	Six Months Ended June 30, 2003	Year Ended Dec 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec 31, 2002

Class A
Shares sold	2,618,480	11,037,256	413,606	1,495,419	246,036	591,055

Shares exchanged due to merger	—	—	173,370	—	—	—

Reinvestment of distributions	—	371,374	—	—	—	5,621

Shares redeemed	(4,474,932)	(11,562,883)	(479,517)	(1,921,205)	(93,751)	(212,791)

Net increase (decrease)	(1,856,452)	(154,253)	107,459	(425,786)	152,285	383,885

Class B
Shares sold	1,551,669	7,416,317	296,433	587,258	202,358	507,589

Shares exchanged due to merger	—	—	249,098	—	—	—

Reinvestment of distributions	—	344,930	—	—	—	1,941

Shares redeemed	(2,206,861)	(5,170,377)	(271,030)	(677,333)	(91,848)	(139,190)

Net increase (decrease)	(655,192)	2,590,870	274,501	(90,075)	110,510	370,340

Class C
Shares sold	1,244,394	4,766,139	142,186	290,551	88,215	182,040

Shares exchanged due to merger	—	—	52,557	—	—	—

Reinvestment of distributions	—	152,700	—	—	—	554

Shares redeemed	(1,502,473)	(3,329,465)	(71,698)	(242,112)	(44,313)	(75,032)

Net increase (decrease)	(258,079)	1,589,374	123,045	48,439	43,902	107,562

Class Y
Shares sold	124,184	665,393	32,840	36,330	2,988	29,408

Shares exchanged due to merger	—	—	8,058	—	—	—

Reinvestment of distributions	—	10,253	—	—	—	244

Shares redeemed	(140,473)	(558,557)	(10,539)	(9,860)	(4,039)	(13,285)

Net increase (decrease)	(16,289)	117,089	30,359	26,470	(1,051)	16,367

Total net increase (decrease)	(2,786,012)	4,143,080	535,364	(440,952)	305,646	878,154

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

	Equity Fund		Equity Income Fund		Growth Fund
	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	2,639,445	2,740,589	168,846	491,083	11,432,738	18,002,341

Shares exchanged due to merger	—	—	—	—	—	411,379

Reinvestment of distributions	—	—	17,779	58,261	—	—

Shares redeemed	(1,682,834)	(4,016,093)	(368,914)	(861,023)	(6,158,363)	(14,057,141)

Net increase (decrease)	956,611	(1,275,504)	(182,289)	(311,679)	5,274,375	4,356,579

Class B
Shares sold	1,394,177	1,894,955	142,192	456,595	2,187,350	4,813,544

Shares exchanged due to merger	—	—	—	—	—	425,941

Reinvestment of distributions	—	—	5,971	21,225	—	—

Shares redeemed	(1,138,664)	(3,106,499)	(190,917)	(530,423)	(3,023,840)	(7,938,718)

Net increase (decrease)	255,513	(1,211,544)	(42,754)	(52,603)	(836,490)	(2,699,233)

Class C
Shares sold	1,212,206	1,853,244	74,128	159,842	2,006,918	3,915,224

Shares exchanged due to merger	—	—	—	—	—	126,443

Reinvestment of distributions	—	—	1,430	4,521	—	—

Shares redeemed	(795,631)	(2,801,236)	(52,965)	(158,955)	(1,271,684)	(3,207,521)

Net increase (decrease)	416,575	(947,992)	22,593	5,408	735,234	834,146

Class Y
Shares sold	109,606	173,709	286	1,796	899,050	1,049,128

Shares exchanged due to merger	—	—	—	—	—	5,864

Reinvestment of distributions	—	—	62	179	—	—

Shares redeemed	(97,102)	(120,133)	(3,641)	(1,633)	(502,094)	(1,007,779)

Net increase (decrease)	12,504	53,576	(3,293)	342	396,956	47,213

Total net increase (decrease)	1,641,203	(3,381,464)	(205,743)	(358,532)	5,570,075	2,538,705

	Growth and Income Fund		International Growth Fund		Global Financial Services Fund
	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	216,925	539,672	714,367	2,174,814	150,991	951,409

Reinvestment of distributions	—	—	—	—	—	53,247

Shares redeemed	(314,055)	(1,010,028)	(764,946)	(2,617,738)	(261,322)	(1,647,284)

Net increase (decrease)	(97,130)	(470,356)	(50,579)	(442,924)	(110,331)	(642,628)

Class B
Shares sold	180,268	534,944	241,254	645,143	109,656	309,745

Reinvestment of distributions	—	—	—	—	—	40,087

Shares redeemed	(374,656)	(1,114,868)	(290,728)	(688,225)	(170,517)	(458,460)

Net increase (decrease)	(194,388)	(579,924)	(49,474)	(43,082)	(60,861)	(108,628)

Class C
Shares sold	59,229	175,639	218,460	303,091	53,009	53,146

Reinvestment of distributions	—	—	—	—	—	7,831

Shares redeemed	(98,679)	(296,990)	(180,186)	(344,947)	(31,756)	(110,600)

Net increase (decrease)	(39,450)	(121,351)	38,274	(41,856)	21,253	(49,623)

Class Y
Shares sold	88,779	104,223	816,799	1,700,992	2,905	45,773

Reinvestment of distributions	—	—	—	—	—	43,532

Shares redeemed	(27,197)	(93,080)	(839,871)	(1,748,782)	(4,799)	(37,000)

Net increase (decrease)	61,582	11,143	(23,072)	(47,790)	(1,894)	52,305

Total net increase (decrease)	(269,386)	(1,160,488)	(84,851)	(575,652)	(151,833)	(748,574)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

	Global Socially Responsive Fund		Mergers and Acquisitions Fund
	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	97,966	201,796	1,009,280	1,694,082

Reinvestment of distributions	—	—	—	18,444

Shares redeemed	(73,548)	(111,521)	(430,007)	(877,760)

Net increase (decrease)	24,418	90,275	579,273	834,766

Class B
Shares sold	34,912	56,735	405,572	843,980

Reinvestment of distributions	—	—	—	15,014

Shares redeemed	(13,068)	(25,875)	(293,466)	(513,537)

Net increase (decrease)	21,844	30,860	112,106	345,457

Class C
Shares sold	22,680	43,236	448,523	1,081,565

Reinvestment of distributions	—	—	—	10,449

Shares redeemed	(5,272)	(8,063)	(221,236)	(341,011)

Net increase (decrease)	17,408	35,173	227,287	751,003

Class Y
Shares sold	4,860	5,042	63,642	96,882

Reinvestment of distributions	—	—	—	146

Shares redeemed	—	(1,236)	(26,488)	(64,712)

Net increase (decrease)	4,860	3,806	37,154	32,316

Total net increase (decrease)	68,530	160,114	955,820	1,963,542

	Technology Fund		Managed Fund
	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	376,469	657,257	397,715	1,194,017

Shares exchanged due to merger	—	364,577	715,255	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(483,002)	(2,284,755)	(1,079,709)	(4,211,729)

Net increase (decrease)	(106,533)	(1,262,921)	33,261	(3,017,712)

Class B
Shares sold	431,906	931,621	514,191	1,490,360

Shares exchanged due to merger	—	317,036	769,770	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(612,525)	(1,919,183)	(1,461,666)	(3,597,606)

Net increase (decrease)	(180,619)	(670,526)	(177,705)	(2,107,246)

Class C
Shares sold	159,427	181,395	115,741	165,458

Shares exchanged due to merger	—	70,757	283,161	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(156,283)	(543,684)	(130,880)	(320,164)

Net increase (decrease)	3,144	(291,532)	268,022	(154,706)

Class Y
Shares sold	26,497	28,949	2,108	303,002

Shares exchanged due to merger	—	17,801	30,735	—

Reinvestment of distributions	—	—	—	—

Shares redeemed	(16,912)	(24,950)	(4,878)	(6,388,655)

Net increase (decrease)	9,585	21,800	27,965	(6,085,653)

Total net increase (decrease)	(274,423)	(2,203,179)	151,543	(11,365,317)

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

	Strategic Allocation Fund		Government Securities Fund
	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	261,814	591,916	1,693,262	5,272,124

Reinvestment of distributions	—	—	150,017	327,000

Shares redeemed	(144,549)	(414,708)	(1,915,954)	(3,478,212)

Net increase (decrease)	117,265	177,208	(72,675)	2,120,912

Class B
Shares sold	191,730	793,361	1,281,374	4,167,081

Reinvestment of distributions	—	—	108,683	218,806

Shares redeemed	(91,046)	(245,031)	(1,232,187)	(1,658,294)

Net increase (decrease)	100,684	548,330	157,870	2,727,593

Class C
Shares sold	160,562	341,444	441,753	1,443,537

Reinvestment of distributions	—	—	26,345	53,386

Shares redeemed	(66,532)	(128,235)	(460,821)	(682,718)

Net increase (decrease)	94,030	213,209	7,277	814,205

Class Y
Shares sold	33,334	85,970	337,960	304,219

Reinvestment of distributions	—	—	19,406	31,413

Shares redeemed	(21,388)	(65,252)	(53,842)	(159,523)

Net increase (decrease)	11,946	20,718	303,524	176,109

Total net increase (decrease)	323,925	959,465	395,996	5,838,819

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

	High-Yield Bond Fund		Short Duration Bond Fund		Tax-Exempt Income Fund
	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	For the period Nov. 29, 2002 to Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	3,451,534	7,381,246	782,692	216,195	128,169	376,592

Reinvestment of distributions	279,151	470,406	4,789	62	19,483	45,183

Shares redeemed	(2,703,985)	(3,549,108)	(130,560)	(1,088)	(171,132)	(336,192)

Net increase (decrease)	1,026,700	4,302,544	656,921	215,169	(23,480)	85,583

Class B
Shares sold	1,923,864	2,388,795	549,379	226,583	61,825	219,630

Reinvestment of distributions	146,884	274,734	2,771	82	6,017	12,638

Shares redeemed	(670,514)	(1,489,245)	(60,383)	(103)	(63,670)	(127,987)

Net increase (decrease)	1,400,234	1,174,284	491,767	226,562	4,172	104,281

Class C
Shares sold	2,525,173	2,635,345	213,211	210,817	52,720	192,017

Reinvestment of distributions	82,999	93,255	1,241	53	2,884	5,215

Shares redeemed	(515,728)	(875,431)	(17,605)	(20)	(52,613)	(66,194)

Net increase (decrease)	2,092,444	1,853,169	196,847	210,850	2,991	131,038

Class Y
Shares sold	1,598,305	309,573	11,402	110,007	—	1,680

Reinvestment of distributions	26,002	37,368	26	—	69	120

Shares redeemed	(102,519)	(154,659)	(1,330)	—	(178)	(396)

Net increase (decrease)	1,521,788	192,282	10,098	110,007	(109)	1,404

Total net increase (decrease)	6,041,166	7,522,279	1,355,633	762,588	(16,426)	322,306

	Total Return Fund		Money Market Fund
	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002	Six Months Ended June 30, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	1,421,728	2,182,937	277,128,323	240,934,087

Reinvestment of distributions	31,141	94,521	1,483,345	3,313,236

Shares redeemed	(448,600)	(384,283)	(143,396,225)	(231,588,964)

Net increase (decrease)	1,004,269	1,893,175	135,215,443	12,658,359

Class B
Shares sold	908,016	1,954,970	21,475,704	56,933,243

Reinvestment of distributions	18,326	73,771	223,551	601,664

Shares redeemed	(515,236)	(302,061)	(23,985,047)	(45,256,820)

Net increase (decrease)	411,106	1,726,680	(2,285,792)	12,278,087

Class C
Shares sold	574,353	1,473,408	10,995,979	22,913,569

Reinvestment of distributions	12,176	42,816	51,684	135,543

Shares redeemed	(123,959)	(193,511)	(10,307,401)	(20,906,021)

Net increase (decrease)	462,570	1,322,713	740,262	2,143,091

Class Y
Shares sold	67,750	87,093	1,074,697	1,845,363

Reinvestment of distributions	1,642	6,649	15,857	42,670

Shares redeemed	(65,419)	(42,266)	(1,646,926)	(749,898)

Net increase (decrease)	3,973	51,476	(556,372)	1,138,135

Total net increase (decrease)	1,881,918	4,994,044	133,113,541	28,217,672

SEMI-ANNUAL REPORT

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

9. Redemption Fees

EGF charges a 2% redemption fee on non-Money Market Fund exchanges or redemptions done within 30 days of a purchase or exchange. These redemption fees are collected and retained by the affected fund for the benefit of the remaining shareholders and are recorded by the fund as paid in capital. For the six months ended June 30, 2003 redemption fees charged and collected by the funds were as follows:

Fund	Amount
Small Company Growth	$4,870
Growth	40,646
International Growth	36,380
Government Securities	27,062
High-Yield Bond	10,820

10. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, excise tax regulations, investments in passive foreign investment companies and the utilization of earnings and profits distributed to shareholders on redemptions as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

At June 30, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Multi-Cap Growth	$72,829,536	$11,941,116	$(510,192)	$11,430,924
Small Company Growth	100,006,212	10,457,858	(15,485,760)	(5,027,902)
Small Company Value	465,255,077	69,978,728	(66,285,298)	3,693,430
Capital Appreciation	166,871,877	32,573,732	(2,338,488)	30,235,244
Deep Value	19,075,378	1,170,858	(854,925)	315,933
Equity	144,994,057	15,788,456	(41,011,723)	(25,223,267)
Equity Income	100,274,708	4,932,529	(3,649,369)	1,283,160
Growth	1,441,354,460	120,310,964	(43,394,151)	76,916,813
Growth and Income	149,218,098	10,765,536	(5,928,510)	4,837,026
International Growth	57,089,531	4,773,969	(3,367,553)	1,406,416
Global Financial Services	26,906,418	2,934,661	(3,179,253)	(244,592)
Global Socially Responsive	4,825,124	393,610	(189,906)	203,704
Mergers and Acquisitions	84,799,529	3,550,257	(1,403,077)	2,147,180
Technology	58,898,382	13,390,014	(1,993,722)	11,396,292
Managed	120,608,596	7,936,757	(4,926,034)	3,010,723
Strategic Allocation	28,373,304	1,147,896	(3,008,443)	(1,860,547)
Government Securities	265,368,765	8,372,069	—	8,372,069
High-Yield Bond	245,455,879	16,434,283	(8,025,803)	8,408,200
Short Duration Bond	22,056,818	215,374	(23,688)	191,686
Tax-Exempt Income	33,866,200	3,122,329	(14,099)	3,108,230
Total Return	118,909,450	1,645,475	(343,641)	1,301,834

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

June 30, 2003 (Unaudited)

Shareholder Proxy Voting Information (Unaudited)

On February 10, 2003, shareholders of the Global Health Care and Mid-Cap Growth Funds voted on and approved their respective agreements and Plans of Reorganization into the Capital Appreciation and Managed Funds as follows:

No. of Shares
Global Health Care:
Affirmative	1,128,857.498
Against	25,030.031
Abstain	29,331.583

Total	1,183,219.112

Mid-Cap Growth:
Affirmative	1,688,164.650
Against	26,240.269
Abstain	42,812.021

Total	1,757,216.940

SEMI-ANNUAL REPORT

DIRECTORS AND OFFICERS

NAME, ADDRESS AND (AGE)	POSITIONS HELD	LENGTH OF SERVICE (YEARS)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz, Atlanta, GA (79)	Director and Audit Committee Member	31	President, ATD Advisory Corp.	22	EAT - 16 Portfolios

Arthur Howell, Esquire, Atlanta, GA (84)	Director and Audit Committee Chairman	35	Of Counsel, Alston & Bird LLP (law firm)	22	EAT - 16 Portfolios

William A. Mitchell, Jr., Atlanta, GA (63)	Director	16	Chairman, Carter & Associates (real estate development)	22	EAT - 16 Portfolios

Lonnie H. Pope, Macon, GA (69)	Director and Audit Committee Member	18	CEO, Longleaf Industries, Inc., (chemical manufacturing)	22	EAT - 16 Portfolios

INTERESTED PARTIES:

Victor Ugolyn, Atlanta, GA (54)	Chairman, President & Chief Executive Officer, Director	12	Chairman, President & CEO, ECM, EGF, EFD, and EAT	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios

Michael I. Roth, New York, NY (57)	Director	12	Chairman and CEO, The MONY Group Inc.	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios, The MONY Group Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti, New York, NY (51)	Director	8	President and COO, The MONY Group Inc.	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios, The MONY Group Inc.

Phillip G. Goff, Atlanta, GA (39)	Vice President and Chief Financial Officer	8	Senior Vice President and CFO, EFD; Vice President and CFO, EAT and ECM	22	—

Herbert M. Williamson, Atlanta, GA (51)	Treasurer and Assistant Secretary	15	Vice President, ECM; Assistant Secretary and Treasurer, EAT, ECM and EFD	22	—

Catherine R. McClellan, Atlanta, GA (47)	Secretary	13	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, EAT	22	—

Footnotes:
EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.

The Enterprise Group of Funds Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-432-4320 or 1-800-368-3527.

THE ENTERPRISE Group of Funds, Inc.

DIRECTORS AND OFFICERS

Directors

Victor Ugolyn

Chairman and Director

Arthur T. Dietz	Arthur Howell
Director	Director

William A. Mitchell, Jr.	Lonnie H. Pope
Director	Director

Samuel J. Foti	Michael I. Roth
Director	Director

Officers

Victor Ugolyn

President and Chief Executive Officer

Phillip G. Goff

Vice President and Chief Financial Officer

Herbert M. Williamson	Catherine R. McClellan
Treasurer and Assistant Secretary	Secretary

Investment Advisor

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Investment Advisor

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Distributor

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Telephone: 1-800-432-4320

Custodian

State Street Bank and Trust Company

Boston, MA 02105

Transfer Agent

National Financial Data Services, Inc.

330 W. 9th Street

Kansas City, MO 64105-1514

Telephone: 1-800-368-3527

Independent Auditors

PricewaterhouseCoopers LLP

Baltimore, MD 21201

Member - Investment Company Institute

1-800-432-4320

www.enterprisefunds.com

This report is not to be used in connection with

the offering of shares of the funds unless accompanied or

preceded by an effective prospectus.

©2003 Enterprise Fund Distributors, Inc. SAR CA6.03

Item 2.    Code of Ethics.

Not applicable for semi-annual reports.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Items 5-6.    [Reserved]

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

(a)  The registrant’s president/chief executive officer and vp/chief financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s president/chief executive officer and vp/chief financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.    Exhibits.

(a)	(1)	Not required at this time.

(a)	(2)	Separate certifications by the registrant’s president/chief executive officer and, vp/chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)		A certification by the registrant’s president/chief executive officer and vp/chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Enterprise Group of Funds, Inc.

By:	/s/ Victor Ugolyn
Name: Victor Ugolyn
Title: President/Chief Executive Officer
Date: August 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Victor Ugolyn
Name: Victor Ugolyn
Title: President/Chief Executive Officer
Date: August 20, 2003

By:	/s/ Phillip G. Goff
Name: Phillip G. Goff
Title: VP/Chief Financial Officer
Date: August 20, 2003